UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to

Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/x/

Preliminary Proxy Statement

/ /

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/ /

Definitive Proxy Statement

/ /

Definitive Additional Materials

/ /

Soliciting Material Pursuant to §240.14a-12

GEORESOURCES, INC.

-----------------------------------------------------------------------------------------

(Name of Registrant as Specified in its Charter)

NONE

------------------------------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

//

No fee required

/x/

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)

Title of each class of securities to which transaction applies:

Common stock, par value $0.01 per share, of GeoResources, Inc.

2)

Aggregate number of securities to which transaction applies:

Up to 10,690,000 shares of GeoResources, Inc. common stock, the maximum number of shares of GeoResources, Inc. common stock to be issued in the mergers and purchases of working interests described herein.

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$6.01 per share (the average of the high and low price on October 11, 2006)

4)

Proposed maximum aggregate value of transaction:

$64,246,900 (10,690,000 x $6.01 per share)

5)

Total fee paid:

$6,874 ($107 per million)]

/ /

Fee paid previously by written materials

/ /

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)

Amount Previously Paid:

2)

Form, Schedule or Registration Statement No.:

3)

Filing Party:

4)

Date Filed:

Jones & Keller Draft

defm14a special meeting 10-17-06.doc

GeoResources, Inc.

1407 West Dakota Parkway, Suite 1-B

Williston, North Dakota 58801

November ___, 2006

Dear GeoResources, Inc. Shareholders:

GeoResources, Inc. (“GeoResources”) has signed a merger agreement with Southern Bay Oil & Gas, L.P., a Texas limited partnership (“Southern Bay”), and Chandler Energy, LLC, a Colorado limited liability company (“Chandler”), providing for mergers of Southern Bay and Chandler’s businesses, respectively, into two limited liability company subsidiaries of GeoResources.  To accomplish the merger with Chandler’s business, Chandler will transfer all but a small portion of its business and assets to PICA Energy, LLC, another Colorado limited liability company (“PICA”), which then will be merged into one of the GeoResources subsidiaries.  In the mergers, GeoResources will issue (a) 8,263,000 shares of its common stock to the partners of Southern Bay in exchange for 100% of the partnership interests, and (b) 1,931,000 shares of its common stock to the members of Chandler in exchange for 100% of the membership interests of PICA.  In addition, offers will be made to certain holders of working interests in a Colorado drilling project currently operated by Chandler, in which Chandler holds a 25% working interest and Southern Bay holds a 15% working interest.  These additional interests are referred to as the “Yuma Interests” and the holders of these interests will be referred to as “Yuma Interest Holders.” If 100% of the Yuma Interest Holders were to accept the offer, the merger agreement provides that 496,000 additional shares of GeoResources common stock would be issued in exchange for the Yuma Interests.  This number would decrease with respect to any Yuma Interest Holder that does not accept the offer.

The merger agreement contains various provisions requiring the parties to take additional actions in connection with completing the mergers, including additional capital contributions to be made by the partners of Southern Bay and members of PICA totaling approximately $19.4 million.

In order to complete the transactions contemplated by the merger agreement, the GeoResources shareholders must approve the issuance of the shares of common stock described above, and an amendment to GeoResources’ articles of incorporation to increase its authorized capital stock so that there will be a sufficient number of shares of common stock to issue in connection with these transactions.  As amended, the articles of incorporation of GeoResources will authorize 100 million shares of common stock and 20 million shares of preferred stock.  The merger agreement also requires that the GeoResources shareholders approve the GeoResources’ Amended and Restated 2004 Employees’ Stock Incentive Plan (the “2004 Employees’ Stock Incentive Plan”) which will, among other things, increase the number of shares of common stock reserved for issuance thereunder from 300,000 shares to 2,000,000 shares.  You will be asked to vote on these matters at the special meeting.  This letter and the included proxy statement are being furnished to you in connection with the solicitation of proxies by the GeoResources Board of Directors.

In addition, as further discussed below, GeoResources will attempt to sell its leonardite properties and assets prior to the consummation of the proposed mergers, and if it is successful in doing so the merger agreement permits payment of a dividend of one-half of the proceeds from such sale to the GeoResources shareholders before or concurrently with the mergers, constituting a distribution of part of the proceeds, if any, from the sale of the leonardite properties.

Upon completion of the mergers, Southern Bay’s former partners, PICA’s former members, and the former Yuma Interest Holders (if all were to accept the offer to purchase their interests) will own approximately 73.8% of the combined entity’s shares.

The special meeting of GeoResources’ shareholders will be held on December 14, 2006, at 10:00 a.m. (CST), at the Marquis Plaza & Suites, 1525 9th Avenue NW, Williston, North Dakota 58801.  Only shareholders who hold GeoResources shares at the close of business on November 1, 2006, the record date for the special meeting, are entitled to vote at the special meeting.  Attached to this letter is an important document, a proxy statement, containing detailed information about GeoResources, Southern Bay, Chandler and PICA, the Yuma Interests, and the proposed mergers and other transactions contemplated by the merger agreement.  GeoResources urges you to read this document carefully and in its entirety.

GeoResources’ Board of Directors unanimously recommends that you vote (1) FOR the issuance of the GeoResources shares in the mergers and to purchase the Yuma Interests, (2) FOR the amendment to GeoResources’ articles of incorporation to increase its authorized capital stock, (3) FOR the approval of the Amended and Restated 2004 Employees’ Stock Incentive Plan and (4) FOR the proposal to adjourn or postpone the special meeting, if necessary, for the purpose of soliciting additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the foregoing proposals.  GeoResources very much appreciates and looks forward to your support.

Your vote is very important.  These proposals cannot be instituted unless they are approved by the holders of a majority of the GeoResources shares voting in person or by proxy at the special meeting, provided that a quorum is present.  Whether or not you plan to attend the special meeting, please take the time to complete, sign, date and return the enclosed proxy card.  If you hold your shares in “street name,” you should instruct your broker how to vote in accordance with your voting instruction card.

Please review the proxy statement carefully.  In particular, please carefully consider the matters discussed under “Risk Factors” beginning on page 27 of this proxy statement. You can also obtain other information about GeoResources from documents it has filed with the Securities and Exchange Commission.

Sincerely,

GEORESOURCES, INC.

/s/  J.P. Vickers

J.P. VICKERS, President

GeoResources, Inc.

1407 West Dakota Parkway, Suite 1-B

Williston, North Dakota 58801

___________________________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on December 14, 2006

___________________________________________________

To the Shareholders of GeoResources, Inc.:

We will hold a special meeting of the shareholders of GeoResources, Inc. (“GeoResources”) a Colorado corporation, on December 14, 2006, at 10:00 a.m. (CST), at the Marquis Plaza & Suites, 1525 9th Avenue NW, Williston, North Dakota 58801, for the following purposes:

1.

To approve the issuance of 10,194,000 shares of GeoResources common stock pursuant to the Agreement and Plan of Merger, dated September 14, 2006, among GeoResources, Southern Bay Energy Acquisition, LLC, a Texas limited liability company and wholly-owned subsidiary of GeoResources (“Southern Bay Acquisition”), Chandler Acquisition, LLC, a Colorado limited liability company and wholly-owned subsidiary of GeoResources (“Chandler Acquisition”), Southern Bay Oil & Gas, L.P., a Texas limited partnership (“Southern Bay”), Chandler Energy, LLC, a Colorado limited liability company (“Chandler”), and PICA Energy, LLC, a Colorado limited liability company and wholly-owned subsidiary of Chandler (“PICA”).  Under the merger agreement, Chandler will transfer all but a small portion of its business and assets to PICA, and the shares of GeoResources common stock will be exchanged for all of the partnership and membership interests of Southern Bay and PICA, respectively, which then will be merged into the two GeoResources limited liability company subsidiaries.  In addition, up to 496,000 shares of GeoResources common stock will be issued to certain third-party holders of working interests in a Colorado project who accept an offer to purchase their working interests.  The project, in which Chandler (25%) and Southern (15%) own working interests, is currently operated by Chandler;

2.

To approve an amendment to GeoResources’ articles of incorporation increasing the total shares of stock from 10,000,000 shares of common stock, $ .01 par value per share, to 120,000,000 shares of capital stock, consisting of 100,000,000 shares of common stock, $.01 par value per share, and 20,000,000 shares of preferred stock, $.01 par value per share;

3.

To approve the GeoResources, Inc. Amended and Restated 2004 Employees’ Stock Incentive Plan, which will, among other things, increase the number of shares of common stock reserved for issuance under the plan from 300,000 shares to 2,000,000 shares;

4.

To consider and vote upon a proposal to adjourn or postpone the special meeting, if necessary, for the purpose of soliciting additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the foregoing proposals; and

5.

To transact any other business as may properly come before the special meeting or any adjournments or postponements of the special meeting.

Only holders of record of GeoResources common stock at the close of business on November 1, 2006, the record date for the special meeting, are entitled to notice of and to vote at the special meeting or any adjournment or postponement of the special meeting.  The proposed transactions contemplated by the merger agreement cannot be completed unless GeoResources shareholders approve (i) the issuance of shares of GeoResources common stock pursuant to the merger agreement, (ii) the amendment of the articles of incorporation of GeoResources to increase its authorized shares of capital stock and (iii) GeoResources’ Amended and Restated 2004 Employees’ Stock Incentive Plan.  These matters will require the approval of a majority of the shares represented at the special meeting, assuming that a quorum is present in person or by proxy, except that the proposal to amend the articles of incorporation will require the affirmative vote of two-thirds of GeoResources’ outstanding shares.  Approval of a proposal to adjourn or postpone the special meeting, if necessary, for the purpose of soliciting additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the foregoing proposals, requires the affirmative vote of the holders of a majority of the shares present in person or by proxy, even if less than a quorum.

The Board of Directors of GeoResources unanimously recommends that you vote (1) “FOR” the proposal to approve the issuance of shares of GeoResources common stock pursuant to the merger agreement, (2) “FOR” the proposal to amend the articles of incorporation to increase the authorized number of shares of capital stock that GeoResources can issue, (3) “FOR” the proposal to approve the Amended and Restated 2004 Employees’ Stock Incentive Plan, and (4) “FOR” the proposal to adjourn or postpone the special meeting, if necessary, for the purpose of soliciting additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the foregoing proposals.

To ensure your representation at the special meeting, please complete and promptly mail your proxy card in the return envelope enclosed, or authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number or by using the Internet as described in the instructions included with your proxy card or voting instruction card. This will not prevent you from voting in person, but will help to secure a quorum for the special meeting and avoid added solicitation costs. If your shares are held in "street name" by your broker or other nominee, only that holder can vote your shares and the vote cannot be cast unless you provide instructions to your broker. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Your proxy may be revoked at any time before it is voted. Please review the proxy statement accompanying this notice for more complete information regarding the mergers and the special meeting.

By Order of the Board of Directors.

/s/  Cathy Kruse

CATHY KRUSE, Corporate Secretary

November ___, 2006

IMPORTANT:  WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY COMPLETING AND PROMPTLY RETURNING THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED.

Neither the United States Securities and Exchange Commission nor any state securities commission has approved or disapproved the mergers or the merger agreement or passed upon the fairness or merits of the mergers or the merger agreement nor upon the accuracy or adequacy of the information contained in this document. Any representation to the contrary is a criminal offense.

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE VOTE ALL PROXIES YOU RECEIVE.  SHAREHOLDERS OF RECORD CAN VOTE ANY ONE OF THREE WAYS:

•

BY TELEPHONE: CALL THE TOLL-FREE NUMBER ON YOUR PROXY CARD TO VOTE BY PHONE.

•

VIA INTERNET: VISIT THE WEBSITE ON YOUR PROXY CARD TO VOTE VIA THE INTERNET.

•

BY MAIL: MARK, SIGN, DATE AND MAIL YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE METHOD BY WHICH YOU DECIDE TO VOTE WILL NOT LIMIT YOUR RIGHT TO VOTE AT THE SPECIAL MEETING. IF YOU LATER DECIDE TO ATTEND THE SPECIAL MEETING IN PERSON, YOU MAY VOTE YOUR SHARES EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY.

IF YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER HOLDER OF RECORD, YOU MUST OBTAIN A PROXY, EXECUTED IN YOUR FAVOR, FROM THE HOLDER OF RECORD TO BE ABLE TO VOTE AT THE MEETING. YOU MAY BE ABLE TO VOTE VIA THE INTERNET OR BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS THE HOLDER OF RECORD PROVIDES.

TABLE OF CONTENTS

Page

QUESTIONS AND ANSWERS ABOUT VOTING PROCEDURES AND THE GEORESOURCES SPECIAL MEETING

SUMMARY

THE COMBINATION OF GEORESOURCES, SOUTHERN BAY AND PICA

THE COMPANIES

POST-MERGERS STRUCTURE

THE TRANSACTIONS

OWNERSHIP OF GEORESOURCES AFTER THE MERGERS AND PURCHASE OF THE YUMA INTERESTS

DATE, TIME AND PLACE OF SPECIAL MEETING; GEORESOURCES SHAREHOLDERS ENTITLED TO VOTE; VOTE REQUIRED

SHARE OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

RECOMMENDATION OF THE GEORESOURCES BOARD OF DIRECTORS

INTERESTS OF EXECUTIVE OFFICERS AND DIRECTORS OF GEORESOURCES IN THE MERGERS

OPINION OF GEORESOURCES’ FINANCIAL ADVISOR

LISTING OF GEORESOURCES COMMON STOCK

APPROVAL OF TRANSACTIONS BY SOUTHERN BAY PARTNERS, CHANDLER MEMBERS AND PICA MEMBERS

NO DISSENTERS’ RIGHTS OF APPRAISAL

CONDITIONS TO COMPLETION OF THE MERGERS

TERMINATION OF THE MERGER AGREEMENT

TERMINATION FEE

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS

ACCOUNTING TREATMENT

RISK FACTORS

POST-MERGERS BUSINESS STRATEGY

POST-MERGERS PROPERTY MAP

SELECTED SUMMARY HISTORICAL FINANCIAL DATA OF GEORESOURCES

SELECTED SUMMARY HISTORICAL FINANCIAL DATA OF SOUTHERN BAY

SELECTED SUMMARY HISTORICAL FINANCIAL DATA OF PICA

COMPARATIVE HISTORICAL AND PRO FORMA PER SHARE DATA

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

RISK FACTORS

RISK FACTORS RELATING TO THE MERGERS

RISK FACTORS ASSOCIATED WITH THE COMBINED ENTITY

UNAUDITED PER COMMON SHARE DATA OF GEORESOURCES, SOUTHERN BAY AND PICA

MARKET PRICE AND DIVIDEND INFORMATION

MARKET PRICE DATA AND DIVIDEND INFORMATION

THE GEORESOURCES SPECIAL MEETING

PROPOSAL 1 — APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK IN THE MERGERS AND IN CONNECTION WITH PURCHASE OF THE YUMA INTERESTS

THE MERGERS

BACKGROUND OF THE MERGERS

RECOMMENDATION OF THE GEORESOURCES BOARD OF DIRECTORS AND ITS REASONS FOR THE MERGERS

OPINION OF GEORESOURCES’ FINANCIAL ADVISOR

ACCOUNTING TREATMENT

LISTING OF GEORESOURCES COMMON STOCK

NO DISSENTERS’ OR APPRAISAL RIGHTS

INTERESTS OF GEORESOURCES EXECUTIVE OFFICERS IN THE MERGERS

COMPENSATION OF THE DIRECTORS OF GEORESOURCES AFTER THE MERGERS

THE MERGER AGREEMENT

THE MERGERS

COMPLETION AND EFFECTIVENESS OF THE MERGERS

MERGER CONSIDERATION AND CONSIDERATION TO YUMA INTEREST HOLDERS

REPRESENTATIONS AND WARRANTIES

CONDUCT OF PARTIES PENDING CLOSING

ADDITIONAL AGREEMENTS

CONDITIONS TO CLOSING

REGISTRATION RIGHTS AGREEMENT

TERMINATION OF THE MERGER AGREEMENT

TERMINATION FEE

FINDER’S FEE

OFFICERS AND DIRECTORS OF THE COMBINED ENTITY.

PROPOSED NON-MANAGEMENT DIRECTORS

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

INFORMATION CONCERNING THE GEORESOURCES BOARD OF DIRECTORS

INDEPENDENCE OF DIRECTORS

COMMITTEES OF THE BOARD OF DIRECTORS

CODE OF ETHICS

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

LEGAL PROCEEDINGS

BUSINESS OF SOUTHERN BAY

SOUTHERN BAY MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

BUSINESS ENVIRONMENT AND RISK FACTORS

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

OFF BALANCE SHEET ARRANGEMENTS

NEW ACCOUNTING STANDARDS

RESULTS OF OPERATIONS

LIQUIDITY AND CAPITAL RESOURCES

BUSINESS OF CHANDLER

PICA ENERGY, LLC MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

BUSINESS ENVIRONMENT AND RISK FACTORS

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

RESULTS OF OPERATIONS

PROPOSAL 2 - AMENDMENT TO THE ARTICLES OF INCORPORATION

PURPOSE AND EFFECT OF AMENDMENT TO ARTICLES OF INCORPORATION

NO EXCHANGE OF CERTIFICATES

VOTE REQUIRED

PROPOSAL 3 – APPROVAL OF THE AMENDED AND RESTATED 2004 EMPLOYEES' STOCK INCENTIVE PLAN

REASONS FOR AND EXPLANATION OF PROPOSAL

SUMMARY OF THE AMENDED AND RESTATED 2004 EMPLOYEES’ STOCK INCENTIVE PLAN

CURRENT RESTATED 2004 PLAN AND OUTSTANDING OPTIONS; REASONS FOR PROPOSAL

APPROVAL BY SHAREHOLDERS OF THIS PROPOSAL

PROPOSAL 4 – APPROVAL OF ADJOURNMENT OF SPECIAL MEETING FOR PURPOSE OF SOLICITING ADDITIONAL PROXIES IF NECESSARY TO APPROVE FOREGOING PROPOSALS

GEORESOURCES’ EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

EXECUTIVE COMPENSATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF GEORESOURCES

SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

FUTURE SHAREHOLDER PROPOSALS

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

OTHER BUSINESS

LEGAL MATTERS

WHERE YOU CAN FIND MORE INFORMATION

DOCUMENTS INCORPORATED BY REFERENCE

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

F-

CONSOLIDATED FINANCIAL STATEMENTS OF SOUTHERN BAY OIL & GAS, L.P.

G-

FINANCIAL STATEMENTS OF PICA PROPERTIES

H-

GLOSSARY OF OIL AND GAS TERMS

I-

Annexes

Annex A

Agreement and Plan of Merger

Annex B

C. K. Cooper Fairness Opinion

Annex C

Proposed Amendment to the GeoResources, Inc. Articles of Incorporation

Annex D

Amended and Restated 2004 Employees’ Stock Incentive Plan

GeoResources, Inc.

1407 West Dakota Parkway, Suite 1-B

Williston, North Dakota 58801

PROXY STATEMENT

Special Meeting of Shareholders To Be Held on December 14, 2006

----------------------------------------------------

The GeoResources, Inc. (“GeoResources”) Board of Directors is soliciting the accompanying proxy for use in connection with a special meeting of the shareholders to be held at 10:00 a.m., Central Standard Time, on December 14, 2006, at the Marquis Plaza & Suites, 1525 9th Avenue NW, Williston, North Dakota 58801.  The Board is soliciting the proxy in connection with the mergers and other transactions contemplated in the Agreement and Plan of Merger, dated September 14, 2006, among GeoResources, Southern Bay Energy Acquisition, LLC, a Texas limited liability company and wholly-owned subsidiary of GeoResources (“Southern Bay Acquisition”), Chandler Acquisition, LLC, a Colorado limited liability company and wholly-owned subsidiary of GeoResources (“Chandler Acquisition”), Southern Bay Oil & Gas, L.P., a Texas limited partnership (“Southern Bay”), Chandler Energy, LLC, a Colorado limited liability company (“Chandler”), and PICA Energy, LLC, a Colorado limited liability company and wholly-owned subsidiary of Chandler (“PICA”).  The Board is seeking the GeoResources shareholders’ approval of the proposals as set forth in the accompanying letter and notice of special meeting, and in this proxy statement.

QUESTIONS AND ANSWERS ABOUT VOTING PROCEDURES

AND THE GEORESOURCES SPECIAL MEETING

The following questions and answers highlight only selected procedural information from this proxy statement. GeoResources urges you to read carefully the remainder of this proxy statement because the questions and answers below do not contain all of the information that might be important to you with respect to the proposals that will be considered at the special meeting.  Additional important information is also contained in the annexes to, and the documents incorporated by reference into, this proxy statement.

Q.

Why am I receiving this proxy statement?

A.

GeoResources has entered into a merger agreement under which Southern Bay and PICA (into which Chandler will transfer almost all of its business, properties and assets) will merge into two GeoResources subsidiaries formed for this purpose, with Southern Bay and PICA thereby becoming wholly-owned subsidiaries of GeoResources.  Additionally, under the terms of the merger agreement, holders of certain working interests in one of Chandler’s Colorado projects (these working interests, the “Yuma Interests,” and the holders of the Yuma Interests, the “Yuma Interest Holders”) will receive offers to purchase their interests in exchange for GeoResources common stock and cash.  For a description of the terms and conditions of the mergers, please see “The Merger Agreement” beginning on page 68 of this proxy statement.  A copy of the merger agreement is attached to this proxy statement as Annex A.

Under the rules of the Nasdaq Capital Market, through which GeoResources’ shares are traded, in order for GeoResources to complete the proposed mergers and purchases of the Yuma Interests, the GeoResources shareholders must vote to approve the issuance of the common stock required to complete these transactions as set forth in the merger agreement.  In addition, GeoResources’ articles of incorporation presently authorize the issuance of 10,000,000 shares of common stock, of which 3,792,269 shares were issued and outstanding as of the record date for the special meeting.  This would not allow the issuance of the more than 10,000,000 shares that will be necessary to issue to complete the mergers and purchases of the Yuma Interests (for the Yuma Interest Holders that accept GeoResources’ offer to purchase their working interests).  Finally, as provided in the merger agreement, in order to complete the transactions, the GeoResources shareholders must also approve the GeoResources, Inc. Amended and Restated 2004 Employees’ Stock Incentive Plan which will, among other things, increase the number of shares of common stock reserved for issuance under the plan from 300,000 shares to 2,000,000 shares.  GeoResources is holding a special meeting of its shareholders to obtain these approvals.

Q.

What am I voting on?

A.

You are voting on (1) a proposal to approve the issuance of shares of GeoResources common stock pursuant to the merger agreement, (2) a proposal to amend the articles of incorporation to increase the number of shares of capital stock of GeoResources, and (3) a proposal to approve the Amended and Restated 2004 Employees’ Stock Incentive Plan.  You are also voting on a proposal to adjourn or postpone the special meeting, if necessary, for the purpose of soliciting additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the foregoing proposals.

Q.

What vote of GeoResources shareholders is required to approve these proposals?

A.

In order for the proposals to be voted on at the special meeting, a “quorum” of the shares must be present.  A quorum is a majority of the issued and outstanding shares of common stock.  The proposal regarding the issuance of shares pursuant to the merger agreement, as well as the proposal to approve the Amended and Restated 2004 Employees’ Stock Incentive Plan will require the approval of the holders of a majority of GeoResources shares voting at the special meeting, assuming a quorum is present.  The proposal to amend the articles of incorporation of GeoResources to increase its authorized capital stock will be approved if it receives the affirmative vote of two-thirds of the outstanding shares of GeoResources.  The proposal to adjourn or postpone the special meeting, if necessary, for the purpose of soliciting additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the foregoing proposals, requires the affirmative vote of the holders of a majority of the shares present in person or by proxy, even if less than a quorum.  All shares of GeoResources common stock present in person or by proxy will count towards a quorum, including GeoResources shares present in person at the special meeting but not voting, and GeoResources shares for which GeoResources has received proxies indicating that their holders have abstained.  Shares represented by proxies returned by a broker holding the shares in “street name” will also be counted for purposes of determining whether a quorum is present, even if those shares are not voted by their beneficial owners on matters where the broker cannot vote the shares in its discretion (so-called “broker non-votes”).

Q.

When and where will the special meeting of the shareholders of GeoResources be held?

A.

The special meeting will take place on December 14, 2006, at 10:00 a.m. (CST), at the Marquis Plaza & Suites, 1525 9th Avenue NW, Williston, North Dakota 58801.

Q.

Who can attend and vote at the special meeting?

A.

Only holders of record of GeoResources shares at the close of business on November 1, 2006, the record date for the special meeting, are entitled to receive notice of and to vote at the special meeting or any adjournment or postponement of the special meeting.  As of the record date, there were 3,792,269 GeoResources shares issued and outstanding and entitled to vote at the special meeting.  Each shareholder of record on the record date is entitled to one vote on each matter properly brought before the special meeting for each share of GeoResources common stock held by the shareholder.

Q.

How may I vote at the special meeting?

A.

You may vote using any of the following methods:

1.  BY MAIL:  Mark, sign and date your proxy card and return it in the postage-paid envelope provided.  The named proxies will vote your stock according to your directions.  If you submit a signed proxy card without indicating your vote, the person voting the proxy will vote your stock in favor of the proposals.

2.  BY TELEPHONE:  Call toll free (800) 560-1965.

•

Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. Central Time on December 13, 2006.

•

Please have your proxy card and the last four digit of your Social Security Number or Tax Identification Number available.  Follow the simple instructions the voice provides you.

3.  BY INTERNET:  http://www.eproxy.com/geoi

•

Use the internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. Central Time on December 13, 2006.

•

Please have your proxy card and the last four digit of your Social Security Number or Tax Identification Number available.  Follow the simple instructions to obtain your records and create an electronic ballot.

4.  BY ATTENDING THE SPECIAL MEETING IN PERSON

Q.

Can I revoke or change my proxy?

A.

You may revoke your proxy at any time before it is exercised by:

1.

giving written notice of revocation no later than the commencement of the special meeting to GeoResources’ Secretary, Cathy Kruse:

if before commencement of the meeting on the date of the meeting, by personal delivery to Ms. Kruse at Marquis Plaza & Suites, 1525 9th Avenue NW, Williston, North Dakota 58801; and

if delivered before the date of the meeting, to Ms. Kruse at GeoResources’ offices, 1407 West Dakota Parkway, Suite 1-B, Williston, North Dakota 58801;

2.

delivering no later than the commencement of the special meeting a properly executed, later-dated proxy; or

3.

voting in person at the special meeting.

Voting by proxy will in no way limit your right to vote at the special meeting if you later decide to attend in person.  If your stock is held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, to be able to vote at the special meeting.  If no direction is given and the proxy is validly executed, the stock represented by the proxy will be voted in favor of the proposals.  The persons authorized under the proxies will vote upon any other business that may properly come before the special meeting according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote.  Other than the approval of (a) the issuance of shares of common stock, (b) the amendment to the articles of incorporation, and (c) the proposed approval regarding the Amended and Restated 2004 Employees’ Stock Incentive Plan, GeoResources does not anticipate that any other matters will be raised at the special meeting.

Q.

Who can help answer my questions?

A.

If you have any questions about how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card, or if you have any questions about the proposals, you should contact:

Cathy Kruse, Secretary

GeoResources, Inc.

1407 West Dakota Parkway, Suite 1-B

Williston, North Dakota 58801

Telephone:  (701) 572-2020, extension 113

i

SUMMARY

The following is a summary that highlights information contained in this proxy statement.  This summary may not contain all of the information that may be important to you.  For a more complete description of the issuance of GeoResources shares of common stock pursuant to the merger agreement, the amendment to GeoResources’ articles of incorporation to increase its authorized capital stock, the merger agreement, the mergers and the Amended and Restated 2004 Employees’ Stock Incentive Plan, GeoResources encourages you to read carefully this entire proxy statement, including the attached annexes.  In addition, GeoResources encourages you to read the information incorporated by reference into this proxy statement, which includes important business and financial information about GeoResources that has been filed with the SEC.  You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions in the section entitled “Where You Can Find More Information” beginning on page 118 of this proxy statement.

THE COMBINATION OF GEORESOURCES, SOUTHERN BAY AND PICA

Following the mergers, the combined entity will hold oil and gas properties in geographically and geologically diverse basins within the United States.  GeoResources’ properties are primarily in North Dakota; Southern Bay’s properties are along the Texas and Louisiana Gulf Coast; and Chandler’s properties are primarily in Colorado, Michigan and Utah.  The parties believe that, by combining GeoResources, Southern Bay, PICA and the Yuma Interests, they will be able to realize operating and administrative efficiencies, acquire and develop oil and gas properties beyond what the three entities could individually achieve without the proposed combination, and benefit from exposure to three core operating areas, being the Texas and Louisiana Gulf Coast, the Rockies and the Williston Basin.  The parties intend to centralize administrative activities in a Houston corporate headquarters and manage operations in two corporate divisions being the Northern Division for the Rockies and Williston properties (including the drilling subsidiary of GeoResources) and the Southern Division for the Texas and Louisiana Gulf Coast.

THE COMPANIES

GeoResources, Inc.

1407 West Dakota Parkway, Suite 1-B

Williston, North Dakota 58801

Telephone: (701) 572-2020

GeoResources is a natural resources company that has historically been engaged in three principal business segments:  a) oil and gas exploration, development and production; b) oil and gas contract drilling; and c) mining of leonardite (oxidized lignite coal).  GeoResources was incorporated under Colorado law in 1958 and its principal segment is oil and gas exploration and development.  GeoResources presently intends to sell its leonardite properties and assets.  GeoResources purchased its oil and gas drilling rig in late 2001.

GeoResources’ common stock is traded on the Nasdaq Capital Market under the symbol “GEOI.”

The shares to be issued to the Southern Bay partners, the PICA members and the Yuma Interest Holders that accept GeoResources’ offer to purchase their Yuma Interests will be issued under private placement exemptions from the registration requirements of the Securities Act of 1933.  The shares will be restricted securities which cannot be resold absent registration or an exemption from registration.  Accordingly, in order to allow these shareholders to sell their GeoResources common stock publicly, GeoResources has entered into a registration rights agreement providing that, after the mergers are completed, it will file a registration statement on Form S-3 to register the public resale of such shares.  The registration statement is referred to as the “shelf registration statement.”  GeoResources has agreed to use commercially reasonable efforts to keep the shelf registration statement continually effective for two years from the closing of the mergers.

Southern Bay Oil & Gas, L.P.

110 Cypress Station Drive, Suite 220

Houston, Texas 77090-1629

Telephone: (281) 537-9920

Southern Bay is a Houston based, private oil and gas exploration and production limited partnership, with properties and prospects located primarily along the Texas and Louisiana Gulf Coast.  The partnership and its General Partner, Southern Bay Energy, LLC, were formed in late 2004 under the laws of the State of Texas. The partnership holds direct interests in oil and gas properties and related facilities and also conducts its business activities through several subsidiary entities. Upon consummation of the transactions contemplated by the merger agreement Southern Bay’s investors will own approximately 57.1% of GeoResources and several members of Southern Bay management will become executive officers of GeoResources, including Frank A. Lodzinski, who would become President and Chief Executive Officer of GeoResources.

Chandler Energy, LLC and PICA Energy, LLC

475 Seventeenth Street, Suite 1210

Denver, Colorado 80202

Telephone: (303) 297-2028

Chandler is a Denver based, private oil and gas exploration and production limited liability company, with properties located primarily in Colorado, Michigan and Utah.  Upon the consummation of the transactions contemplated by the merger agreement, Chandler members will own about 13.3% of the combined entity. PICA, wholly-owned by Chandler, is a newly formed Colorado limited liability company with minimal assets and minimal liabilities.  Before the closing of the merger agreement, Chandler will transfer substantially all of its assets to PICA, which on the closing will merge with a newly formed subsidiary of GeoResources, Chandler Acquisitions, LLC.

POST-MERGERS STRUCTURE

The organizational chart below shows the expected structure of GeoResources and its subsidiaries after giving effect to the mergers.  Except as noted below, each subsidiary set forth below will be wholly-owned by the entity directly connected to it, and thus, directly or indirectly, will be wholly-owned by GeoResources.

GeoResources, Inc.

Western Star Drilling Company	Southern Bay Energy Acquisition, LLC	Chandler Acquisition, LLC

Southern Bay Operating, LLC	AROC Resources, LLC**	Southern Bay Louisiana, LLC

AROC (Texas), Inc.	AROC Oil & Gas, LLC	AROC Energy, L.P.*

____

*    All ownership of subsidiaries directly below a named entity is 100% except for AROC Energy, L.P., as discussed below.

**  AROC Resources, LLC is the general partner and owns 2% of AROC Energy, L.P.  A large institutional investor who is the sole limited partner owns the remaining 98% of AROC Energy, L.P.

The Transactions

(see page 68)

The Merger Agreement

On September 14, 2006, GeoResources, Southern Bay Acquisition, Chandler Acquisition, Southern Bay, Chandler and PICA signed a definitive merger agreement.  Under the merger agreement, Southern Bay will merge with and into Southern Bay Acquisition, and concurrently, Chandler will transfer the PICA Business (defined below) to PICA, and PICA will merge with and into Chandler Acquisition.  Presently, GeoResources’ common stock is listed on the Nasdaq Capital Market.  Under the merger agreement, GeoResources is obligated to apply to have its common stock listed on the Nasdaq Global Market.  The merger agreement may be terminated if the closing has not taken place by March 31, 2007.

Chandler is a closely-held company.  Although almost all of its business and assets will be acquired by GeoResources in connection with the transactions as provided in the merger agreement, there are miscellaneous assets of Chandler’s business with nominal value which will not be included in the combined entity following the mergers.  Consequently, a small portion of Chandler’s business and properties will be retained within Chandler, and concurrently with the closing of the mergers, Chandler will transfer the portion of its business and assets for which the parties have bargained (referred to herein as the “PICA Business”) to PICA, which will then, in exchange for the merger consideration going to the PICA members, be merged with and into Chandler Acquisition, one of the two wholly-owned subsidiaries of GeoResources formed for the purpose of consummating the mergers.

The merger agreement is attached as Annex A to this proxy statement.  GeoResources encourages you to read carefully the merger agreement in its entirety since it is the legal document that governs the mergers.

Merger Consideration

Pursuant to the terms of the merger agreement, upon the completion of the mergers, the Southern Bay partnership interests and the PICA membership interests would be converted into the right to receive 8,263,000 and 1,931,000 shares, respectively, of GeoResources common stock.

Among the closing conditions for the mergers, the Southern Bay partners will make additional capital contributions of $19,047,600 and the Chandler members will make additional capital contributions of $359,500.

Each share of GeoResources common stock held by its shareholders before the mergers will remain outstanding and continue to represent one GeoResources share after the mergers.  Because GeoResources will be issuing new shares of GeoResources common stock to the Southern Bay partners and PICA members in the mergers, each share of GeoResources common stock outstanding immediately prior to the mergers will represent a smaller percentage of a larger company.

For a full description of the merger consideration, see “The Merger Agreement—Merger Consideration and Consideration to Yuma Interest Holders” beginning on page 68 of this proxy statement.

Purchase of Yuma Interests

Under the terms of the merger agreement, the Yuma Interest Holders (holders of certain working interests in one of Chandler’s Colorado projects) will receive offers to purchase their working interests in exchange for GeoResources common stock and cash.  Each of the Yuma Interest Holders that accepts the offer will be required to execute a Yuma Interests Sale Agreement in the form included as an exhibit to the merger agreement, under which these persons will agree to sell their working interests concurrently with the closing of the mergers.  The merger agreement provides for the issuance of up to 496,000 shares of GeoResources common stock, and up to $164,500 payable by PICA, to the holders of the Yuma Interests that accept the offer.  This maximum amount would be paid only if the holders of all of the Yuma Interests were to accept the offer.  Each Yuma Interest Holder that accepts the offer will be entitled to receive a proportionate share of this consideration in the ratio the individual holder’s interest bears to all of the Yuma Interests.  If the entire 496,000 common shares of GeoResources were to be issued, the holders of the Yuma Interests would, upon the consummation of the transactions contemplated in the merger agreement, hold about 3.4% of the total outstanding common stock in the combined entity.

OWNERSHIP OF GEORESOURCES AFTER THE MERGERS AND PURCHASE OF THE YUMA INTERESTS

See “The Merger Agreement—Merger Consideration and Consideration to Yuma Interest Holders” on page 68 of this proxy statement.

The number of shares of GeoResources common stock to be issued to the Southern Bay partners and PICA members in the mergers is respectively set at 8,263,000 shares and 1,931,000 shares – for a total of 10,194,000 shares.  In addition, a total of up to 496,000 shares of GeoResources common stock may be issued for the purchase of the Yuma Interests.  The entire 496,000 shares would be issued only if all of the Yuma Interest Holders accepted the offer to purchase their interests.  Although it is anticipated that a significant portion of the Yuma Interest Holders will accept the offer to acquire their Yuma Interests, the total number of acceptances is uncertain.  If all of the Yuma Interest Holders were to accept the offer to purchase their Yuma Interests, the present GeoResources shareholders would hold approximately 26.2% of the total shares of common stock outstanding after the mergers and purchases of the Yuma Interests, and the former Yuma Interest Holders would hold about 3.4% of the combined entity’s common stock.

DATE, TIME AND PLACE OF SPECIAL MEETING; GEORESOURCES SHAREHOLDERS ENTITLED TO VOTE; VOTE REQUIRED

The special meeting of the GeoResources shareholders will be held on December 14, 2006 at 10:00 a.m., local time, at the Marquis Plaza & Suites, 1525 9th Avenue NW, Williston, North Dakota 58801.  At the special meeting, GeoResources shareholders will be asked (1) to approve the issuance of GeoResources shares to the Southern Bay partners, PICA members and Yuma Interest Holders pursuant to the merger agreement (which, due to the number of shares to be issued, GeoResources is obligated to obtain under applicable Nasdaq requirements), (2) to approve the amendment to the GeoResources articles of incorporation to increase the authorized number of shares of capital stock (otherwise, GeoResources would not have a sufficient number of authorized shares of common stock to complete the mergers), (3) to approve the GeoResources Amended and Restated 2004 Employees’ Stock Incentive Plan, and, (4) if necessary, to approve a proposal to adjourn or postpone the special meeting for the purpose of soliciting additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the foregoing proposals.  GeoResources sometimes refers to the approval of the issuance of GeoResources shares (proposal (1)) as approval of the mergers.

Only holders of record of GeoResources shares at the close of business on November 1, 2006, the record date of the special meeting, are entitled to notice of and to vote at the special meeting or any adjournment or postponement of the special meeting.  As of the record date, there were 3,792,269 GeoResources shares outstanding and entitled to vote at the special meeting.  Each shareholder of record on the record date is entitled to one vote per share of common stock on each matter properly brought before the special meeting.

The merger agreement cannot be closed unless the above proposals regarding the issuance of the shares of common stock, amendment of the articles of incorporation to increase GeoResources’ authorized capital and the Amended and Restated 2004 Employees’ Stock Incentive Plan are properly approved by the holders of GeoResources common stock voting in person or by proxy at the special meeting.  The vote required for the approval of the stock issuances pursuant to the merger agreement and the approval of the Amended and Restated 2004 Employees’ Stock Incentive Plan is a majority of a quorum.  The required vote to approve the proposed amendment to the GeoResources Articles of Incorporation to increase the authorized capital stock is two-thirds of the outstanding GeoResources shares.  The proposal to adjourn or postpone the special meeting, if necessary, for the purpose of soliciting additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the foregoing proposals, requires the affirmative vote of a majority of the shares of common stock present in person or by proxy, even if less than a quorum.  The presence in person or by proxy of a majority of shares outstanding on the record date will constitute a quorum for purposes of conducting business at the special meeting.  Abstentions and “broker non-votes” will be treated as present for purposes of determining whether a quorum is present.

Change in the Officers and Board of Directors of GeoResources

Officers

Concurrently with the closing of the merger agreement, the following individuals will be appointed to fill the following officer positions of GeoResources:

Frank A. Lodzinski

President and Chief Executive Officer

Collis P. Chandler, III

Executive Vice President and Chief Operating Officer Northern Region

Jeffrey P. Vickers

Vice President, Williston Basin Exploration and Development

Francis M. Mury

Executive Vice President and Chief Operating Officer Southern Region

Robert J. Anderson

Vice President, Business Development, Acquisitions and Divestitures

Howard E. Ehler

Vice President and Chief Financial Officer

Concurrently with the closing of the merger agreement, the following persons will be appointed to serve on the GeoResources Board:

Frank A. Lodzinski

Collis P. Chandler, III

Christopher W. Hunt

Jay F. Joliat

Scott R. Stevens

Michael A. Vlasic

For biographical information concerning the proposed officers and directors upon the closing of the merger agreement see “The Merger Agreement – Officers and Directors of the Combined Entity” beginning on page 72.

Possible GeoResources Pre-Closing Dividend

The merger agreement provides that before its closing, GeoResources will have the option to sell any or all of its leonardite assets, including the minerals, plant and equipment, and will also have the option to distribute, as a dividend to its shareholders, one-half of the excess of the proceeds of any sale of any or all of the leonardite assets over their net book value at the time of such sale.  The net book value of these assets as of June 30, 2006 was approximately $263,000.

SHARE OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

(see page 113)

At the close of business on the record date, directors and executive officers of GeoResources beneficially owned and were entitled to vote approximately 327,467 shares of GeoResources common stock, collectively representing 8.6% of the GeoResources common shares outstanding on that date.

RECOMMENDATION OF THE GEORESOURCES BOARD OF DIRECTORS

(see page 50)

GeoResources’ Board has carefully reviewed and considered the terms and conditions of the merger agreement and other transactions contemplated in the merger agreement.  Based on its review, GeoResources’ Board has unanimously approved the merger agreement and the mergers and other transactions contemplated in the merger agreement, and the Board has declared that these are advisable and fair to, and in the best interests of, GeoResources and its shareholders.

GeoResources’ Board unanimously recommends that GeoResources shareholders vote (1) “FOR” the proposal to approve the issuance of GeoResources shares pursuant to the merger agreement, (2) “FOR” the amendment to GeoResources' articles of incorporation increasing its authorized shares of capital stock, (3) “FOR” the Amended and Restated 2004 Employees’ Stock Incentive Plan, and (4) “FOR” the proposal to adjourn or postpone the special meeting, if necessary, for the purpose of soliciting additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the foregoing proposals.

INTERESTS OF EXECUTIVE OFFICERS AND DIRECTORS OF GEORESOURCES IN THE MERGERS

(see page 66)

The number of shares of GeoResources common stock held by its directors and executive officers is set forth below under “Security Ownership of Certain Beneficial Owners and Management of GeoResources,” on page 113.  The Board of Directors of GeoResources was aware of these interests and considered them, among other matters, in making its recommendation.

OPINION OF GEORESOURCES’ FINANCIAL ADVISOR

(see page 54)

It is a condition to the closing of the mergers that, by the closing date, GeoResources must have received from C. K. Cooper & Company (“C. K. Cooper”), the financial advisor to the GeoResources Board, a written opinion to the effect that, as of the date of the opinion and based on and subject to various assumptions and limitations described in the opinion, the merger consideration to be paid by GeoResources in exchange for the partnership interests of Southern Bay and the membership interests of PICA is fair, from a financial point of view, to the shareholders of GeoResources.  The written opinion of C. K. Cooper, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, will be substantially in the form attached as Annex B to this proxy statement.  Holders of GeoResources common stock are encouraged to carefully read the form of the opinion in its entirety.  Pursuant to an engagement letter between C. K. Cooper and GeoResources, C. K. Cooper has received or will receive fees for acting as financial advisor to the GeoResources Board in the aggregate of approximately $80,000.  C. K. Cooper’s opinion has been provided to the GeoResources Board in its evaluation of the merger consideration to be paid in the mergers.  It does not address any other aspect of the mergers and does not constitute a recommendation to any shareholder as to how to vote or act in connection with the mergers.

LISTING OF GEORESOURCES COMMON STOCK

GeoResources’ common stock is listed on the Nasdaq Capital Market, and under the terms of the merger agreement GeoResources is obligated to apply to have its common stock listed on the Nasdaq Global Market.   GeoResources’ shares are currently traded under the symbol “GEOI.”

APPROVAL OF TRANSACTIONS BY SOUTHERN BAY PARTNERS, CHANDLER MEMBERS AND PICA MEMBERS

Under the merger agreement, Southern Bay is required to obtain the approval of its partners for the mergers.  Under Southern Bay’s partnership agreement, if a majority of the partnership interests approve the merger, the holders of the remaining partnership interests are required to sell their interests on the same terms.  The merger agreement was directly negotiated and signed by Southern Bay’s management in consultation with a majority of the partnership interests, and to GeoResources’ knowledge the Southern Bay partners are likely to approve the merger.

Chandler has only one member, and Chandler presently is the only member of PICA.  The present member of Chandler, Collis P. Chandler, III, has executed the merger agreement on behalf of both Chandler and PICA.  It is anticipated that the holder of Chandler’s $2 million of mezzanine debt will accept an interest in PICA in exchange for a payoff of the debt and therefore become a GeoResources shareholder upon consummation of the Chandler merger, or that Chandler will repay and extinguish the debt.

NO DISSENTERS’ RIGHTS OF APPRAISAL

(see page 66)

Under Colorado law, the GeoResources shareholders are not entitled to dissenters’ or appraisal rights in connection with the transactions contemplated by the merger agreement.  Based upon the partnership agreement and consistent with Texas law, pending a majority approval by Southern Bay partners of the transactions contemplated by the merger agreement, no dissenters’ rights or appraisal rights will be available to Southern Bay partners.  Finally, it is anticipated that the holder of Chandler’s $2 million of mezzanine debt will accept an interest in PICA in exchange for the debt, become a PICA member and approve the merger along with Chandler or, alternatively, Chandler will repay and extinguish the debt and approve the merger as a sole member of PICA.  In either event dissenters’ or appraisal rights would not be available to PICA members.

CONDITIONS TO COMPLETION OF THE MERGERS

(see page 70)

Conditions to the completion of the mergers, as set forth in the merger agreement, include:

•

GeoResources shareholder approval of (i) the issuance of shares in the mergers, (ii) the amendment to the articles of incorporation to increase GeoResources’ authorized capital stock, and (iii) the Amended and Restated 2004 Employees’ Stock Incentive Plan;

•

Approval by the Southern Bay partners and PICA members of the transactions contemplated by the merger agreement;

•

Retirement of Chandler’s $2 million mezzanine debt either by (a) exchanging the debt for an interest in PICA, or (b) payoff of debt by Chandler;

•

Maximum bank debt of PICA and Southern Bay at time of mergers of $1,750,000 and $6,100,000, respectively;

•

All representations and warranties of the parties shall be true and correct as of the closing of the mergers;

•

Offers to purchase the Yuma Interests from all of its holders shall have been made by GeoResources, and all such holders that accept such offer shall have entered into the Yuma Interests Sale Agreement, with respect to such sales, purchases and transfers to take place concurrently with the closing of the merger agreement;

•

The parties shall have performed all agreements and covenants as required by the merger agreement;

•

GeoResources shall have received a fairness opinion from C. K. Cooper by the closing to the effect that the merger consideration to be paid by GeoResources is fair to GeoResources’ shareholders from a financial point of view;

•

Each party’s counsel shall have rendered opinions reasonably satisfactory to the other parties regarding performance of the merger agreement;

•

Concurrently with the closing, the management and composition of the Board of Directors shall be in place, in compliance with Nasdaq rules;

•

Each party shall have conducted its business in the ordinary course and otherwise have observed the requirements and restrictions set forth in the merger agreement, including restrictions on distributions to equity holders;

•

Issuance of GeoResources’ common stock in the mergers and to the Yuma Interest Holders shall be exempt from registration requirements of securities laws;

•

A registration rights agreement relating to GeoResources shares to be issued under the merger agreement shall have been executed; and

•

The parties will have completed due diligence, reached agreements concerning employment, employees and employee benefit plans, and agreed on overall procedures and documentation reasonably satisfactory to the parties’ respective counsel.

TERMINATION OF THE MERGER AGREEMENT

(see page 71)

The merger agreement may be terminated:

•

By any of the parties if the mergers have not been completed by March 31, 2007 (unless failure to close is due to a material breach of the merger agreement by the party seeking to terminate the agreement due to such failure to close) or the consummation of the transactions is in violation of any law or legal order;

•

By any party if representations and warranties of any of the other parties are not true and correct, any condition would not be satisfied, or any party fails to meet its obligations under the merger agreement in any material respect, and can be cured and is not cured within 30 days after notice; and

•

The GeoResources Board receives a superior offer (involving greater transaction value to GeoResources and its shareholders) and determines to accept the offer; however, Southern Bay and Chandler will have the right to match one such superior offer by agreeing to the mergers on the same terms and conditions set forth in the superior offer.  If the GeoResources Board accepts the superior offer and terminates the merger agreement, a termination fee will be payable to Southern Bay and Chandler as set forth immediately below.

TERMINATION FEE

(see page 72)

If GeoResources’ Board determines to accept a superior offer and terminates the merger agreement as provided above, then, as the sole remedy available to Chandler and Southern Bay, GeoResources will pay to Chandler and Southern Bay a cash termination fee equal to 4% of the value of the superior offer.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS

(see page 76)

It is not anticipated that the GeoResources shareholders will incur any federal income tax consequences as a result of the mergers and other transactions contemplated in the merger agreement.

However, the mergers and purchase of the Yuma Interests generally will be taxable to the respective holders of the Southern Bay partnership interests, PICA membership interests and Yuma Interests.  Such holders are advised to seek the tax advice of their personal advisers in connection with assessing the income tax consequences of the transactions.

ACCOUNTING TREATMENT

(see page 65)

In accordance with accounting principles generally accepted in the United States, Southern Bay will be deemed to have acquired GeoResources and PICA and will account for the mergers using the purchase method of accounting for business combinations.  Accordingly, upon consummation of the mergers the historical financial statements presented for the combined entity will be those of Southern Bay, back to its inception in 2004, with the net assets of GeoResources and PICA treated as purchased upon closing.

RISK FACTORS

(see page 27)

In evaluating the proposals to be considered at the special meeting, holders of GeoResources common stock should carefully read this proxy statement and especially consider the factors discussed in the section entitled “Risk Factors” beginning on page 27 of this proxy statement.

POST-MERGERS BUSINESS STRATEGY

Upon closing of the transactions contemplated by the merger agreement, the new management of GeoResources intends to implement its business strategy and to build an oil and gas entity with a significant industry presence and the financial resources to realize its goals.  The business strategy includes the acquisition of oil and gas reserves, along with field re-engineering, development, exploitation and exploration activities, intended to increase estimated quantities of proved reserves, and increase production and share values.  This business strategy is essentially the same as Southern Bay’s management has successfully deployed in prior entities.  In implementing its strategy, management will seek to increase oil and gas production volumes, lower per-unit operating expenses, and thereby increase cash flow and operating net income.  In addition, the drilling rig presently owned by GeoResources, through its subsidiary, Western Star Drilling Company, may be used to facilitate participation in exploratory and development drilling projects originated by others, to drill and develop GeoResources’ properties and prospects, and will also continue to be used for contract drilling operations.

Management intends to focus in three core oil and gas areas, being the Gulf Coast, the Rockies and the Williston Basin. Operations will be managed through a Southern and Northern divisional structure. The Southern division will be headquartered in Houston and the Northern division’s headquarters will be in Denver. To seek the increases in staff productivity and efficiencies that are contemplated by the combination, corporate, accounting, financial and administrative activities will be centralized in Houston.  The centralization of these functions is expected to provide the further beneficial effect of allowing Chandler and GeoResources management and technical personnel to pursue oil and gas property acquisitions and exploration and development projects.  Management believes that the combination will have little or no impact on Southern Bay’s technical and operating staff, who will continue to further company projects and also pursue new acquisitions and projects.

Initially management expects to continue, and in some instances accelerate, development of existing properties, but management further intends to expand its portfolio of oil and gas properties in both the Southern and Northern Division to include: 1) producing reserves that generate current cash flow and net income; and 2) exploration and development opportunities that can significantly increase reserves and production.  Certain assets may be sold or traded to further the business strategy.  GeoResources may solicit industry partners and institutional investors into acquisition, development or exploration projects, on a promoted basis, in order to diversify and stay within capital budgets and earn carried or reversionary interests, in addition to its direct ownership, and thereby average down its acquisition, finding and development costs.  Promoting-in partners may also result in realization of operating or management fee income that may offset overhead.

As of the date of this proxy statement none of the parties to the mergers have any corporate or asset acquisitions pending.   However, the combined entity intends to develop, expand and high-grade its property portfolio by actively seeking to acquire new producing properties and divesting producing properties where production and development potential is limited in relation to the size of the company.

Separately or in connection with acquisition opportunities, exploration opportunities will be explored, and, where appropriate, drilled, with industry partners or institutional investors being solicited for higher risk prospects on a promoted basis.  GeoResources will emphasize prospects it originates or generates internally and can operate, but may also participate with selected independent oil and gas companies on a non-operated basis.  Projects may include, individually or in tandem, acquisitions, workovers, re-completions, development drilling and other developmental activities such as secondary recovery, prospect participation and exploration.  Management believes that a strategy involving a combination of acquisition, re-engineering, development and exploration activities is the preferable strategy to build shareholder value.  Each component of the business strategy and related matters are briefly discussed below.

Acquisitions and Divestitures

Acquisitions.  The acquisition focus is expected to be on oil and gas properties with the potential for meaningful economic returns resulting from the application of operational and technical attention, development of non-producing proved reserves and realization of exploration potential. Acquired interests will generally have the characteristics of manageable risk, predictable production and value enhancement potential.  Historically, the individual management teams generally pursued transactions in the $2.0 million to $20.0 million range in their respective areas.  In the current environment, transactions of this size with attractive characteristics have been scarce.  While potential acquisitions of this size will be evaluated when they have merit; management intends to pursue larger transactions.  The greater combined financial resources and technical staffing of the combined entity should facilitate competition for larger transactions.

Divestitures.  An ongoing part of the business strategy will to be to divest existing or acquired assets for cash or on a tax-free exchange basis where such assets do not have adequate “upside” potential, are staff intensive or costly to operate in relation to production, are geographically separated from major operations or have other characteristics which are not compatible with the stage of the company’s operations.  Divestitures are an active part of any acquisition and any asset high-grading program.

Development Activities

An ongoing part of the business strategy will be to focus on development and exploitation of non-producing reserves through re-engineering activities such as installing down-hole and surface equipment, installing salt-water disposal wells, well workovers and recompletions, infill and development drilling (conventional and horizontal), secondary recovery and other related projects.  Operations, engineering and geological expertise with emphasis on cost control will be important to this part of the program.  The risks associated with development drilling are greater than operating and owning producing oil and gas, but more moderate than exploration activities.  In connection with field-wide development activities, typically comprehensive operations and reservoir engineering reviews will be made and integrated with geological and geophysical studies, to define development opportunities.  A development plan and capital budget can then be implemented.  The use of 3-D seismic technology and computer aided engineering systems will typically be utilized to recover bypassed or undeveloped reserves.  Management believes the combined entity will have the required technical systems and personnel to successfully evaluate and develop non-producing reserves in its areas of operations.

Exploration

Exploration activities will focus on acquired properties or company generated prospects.  This part of the strategy has two distinct purposes: 1) to develop acquisitions fully, and 2) to realize substantive returns from exploration.  All acquisitions will be thoroughly evaluated for exploration potential through the review of available technical data, including well control, seismic, production, pressure and other data.  Where applicable, 3-D seismic imaging may be acquired or shot to further define opportunities.  The combined entity intends actively to drill and/or promote such opportunities to industry partners.  As the geological objectives move to a higher risk profile, industry partners will be solicited on a promoted basis.

While exploration expenditures may not comprise a large part of the combined entity’s capital commitment, these activities are an important and integral part of the business strategy.  Financial returns can be enhanced and risk can be mitigated by generating or participating in prospects prior to sale to industry partners; that is, developing the prospect to a point where the combined entity will retain a direct working interest and a portion of the prospect can be sold to industry partners for a “front-end” cash profit and an additional promoted interest, such as an overriding royalty interest, carried interest or back-in-after payout.

Corporate Mergers and Acquisitions

The post-closing management will have substantial merger and acquisition experience. This capability is enhanced by relationships with investment and commercial bankers, institutional investors, brokers and principals.  Management intends to actively pursue merger and acquisition opportunities with other private and public oil and gas companies.  If any such opportunities become available, acquisition or merger criteria would include, but not be limited to: (1) the potential for growth in a core area; (2) the opportunity to increase current cash flow; (3) development and exploration potential; (4) the ability to refinance debt at lower cost of capital; (5) realization of administrative savings; and (6) an opportunity to realize value of proved assets and prospects.

POST-MERGERS PROPERTY MAP

The map below indicates the property locations of the combined entity upon completion of the mergers.

v

SELECTED SUMMARY HISTORICAL FINANCIAL DATA OF GEORESOURCES

GeoResources is providing the following information to aid you in your analysis of the financial aspects of the mergers.

The following selected financial data is derived from GeoResources’ audited financial statements as of and for the years ended December 31, 2005, 2004 and 2003.  The following unaudited selected financial data of GeoResources as of and for the six months ended June 30, 2006 has been derived from GeoResources’ Quarterly Report on Form 10-QSB for the quarter ended June 30, 2006.

The data below is only a summary and should be read in conjunction with GeoResources’ financial statements and accompanying notes, as well as management’s discussion and analysis of financial condition and results of operations, all of which can be found in publicly available documents, including those incorporated by reference into this proxy statement.  For a complete list of the documents incorporated by reference into this proxy statement, please see “Where You Can Find More Information” beginning on page 118 of this proxy statement.

	Six months ended June 30, 2006	Year ended
		December 31,
		2005	2004	2003
	(in thousands, except per share data)

Operating revenue	$4,681	$7,995	$6,820	$4,843
Net income	1,382	2,179	1,106	447
Net income per share, basic	0.37	0.58	0.30	0.12

At period-end:
Total assets	15,426	14,700	12,720	11,584
Long-term debt	-	178	1,206	1,599
Current maturities	234	524	519	479
Working capital (deficit)	2,063	978	85	(173)
Stockholders' equity	10,768	9,356	7,080	5,974

SELECTED SUMMARY HISTORICAL FINANCIAL DATA OF SOUTHERN BAY

The following information is being provided with respect to Southern Bay to aid you in your analysis of the financial aspects of the mergers.

The following selected financial data is derived from Southern Bay’s audited consolidated balance sheets as of December 31, 2005 and 2004 and the related statements of income, partners’ capital and cash flows for the year ended December 31, 2005 and the period from inception (September 8, 2004) through December 31, 2004.  The following unaudited selected financial data of Southern Bay has been derived from Southern Bay’s unaudited consolidated balance sheet as of June 30, 2006 and the related unaudited consolidated statements of income and partners’ equity for the six-month period then ended.

The data below is only a summary and should be read in conjunction with Southern Bay’s financial statements and accompanying notes, as well as management’s discussion and analysis of financial condition and results of operations, all of which can be found within this document.  See “Southern Bay—Consolidated Financial Statements” and “Southern Bay Management’s Discussion and Analysis of Financial Condition and Results of Operations” starting on pages F-1 and 87, respectively.

	Six months ended	Year ended
	June 30,	December 31,
	2006	2005	2004 (*)
	(in thousands, except per unit data)

Operating revenue	$8,003	$13,551	$486
Net income	2,743	4,990	228
Net income per partnership unit, basic	15.06	27.42	2.62

At period-end:
Total assets	48,956	43,923	31,602
Long-term debt	6,100	100	3,000
Current maturities	-	-	-
Working capital	(1,399)	625	934
Partners' capital	19,729	17,558	8,844

(*)	From inception on September 8, 2004

SELECTED SUMMARY HISTORICAL FINANCIAL DATA OF PICA

The following information is being provided with respect to PICA to aid you in your analysis of the financial aspects of the mergers.

The following selected financial data is derived from the statements of revenue and direct operating expenses of PICA for the years ended December 31, 2005 (audited) and 2004 (unaudited), and the unaudited statements of revenue and direct operating expenses of PICA for the six months ended June 30, 2006 and 2005.

The data below is only a summary and should be read in conjunction with financial statements and accompanying notes of PICA, as well as management’s discussion and analysis of financial condition and results of operations, all of which can be found within this document. See “PICA Energy, LLC Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 99.

	Year ended December 31,		Six Months ended June 30,
	2005	2004	2006
	(in thousands)

Operating revenues	$3,325	$2,108	$1,592

Excess of revenues over direct
operating expenses	$2,472	$1,278	$1,096

COMPARATIVE HISTORICAL AND PRO FORMA PER SHARE DATA

The following table presents summary historical financial data for GeoResources and unaudited pro forma financial data for the combined entity consisting of GeoResources, Southern Bay, PICA and the Yuma Interests (assuming the holders of 100% of the Yuma Interests accept the offer to purchase their working interests) after giving effect to the mergers as if the mergers and purchases of the Yuma Interests had taken place as of January 1, 2006, and after giving effect to the pro forma adjustments described in the notes to the unaudited pro forma combined financial statements beginning on page F-1 of this proxy statement.  The pro forma financial data in the tables assumes that the mergers will be accounted for using the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141 (“SFAS No. 141”), “Business Combinations”, and that the successful efforts method of accounting for oil and gas properties will be employed.  The information in the following table is based on, and should be read together with, the pro forma information and the historical information for GeoResources, Southern Bay and PICA that appears elsewhere in this document.  The pro forma financial data is not necessarily indicative of results that actually would have occurred had the mergers been completed on the date indicated or that may be obtained in the future.

	GeoResources Historical		Pro Forma Combined
	June 30,	December 31,	June 30,	December 31,
	2006	2005	2006	2005
	(in thousands, except for share data)

Operating revenue	$4,681	$7,995	$14,276	$24,871
Net income	1,382	2,179	2,769	4,627
Net income per share, basic	0.37	0.58	0.19	0.32

At June 30, 2006:
Total assets	15,426		134,225
Long-term debt	-		7,850
Current maturities	234		234
Working capital	2,063		18,872
Stockholders' equity	10,768		98,574
Book value per common share	2.85		6.81

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to GeoResources’, Southern Bay’s and Chandler’s financial condition, results of operations and businesses and the expected impact of the proposed acquisition of Southern Bay and Chandler on GeoResources’ financial performance.  Words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “could,” “would,” “will,” “may,” “can,” “continue,” “potential,” “should,” and the negative of these terms or other comparable terminology often identify forward-looking statements.  Statements in this proxy statement that are not historical facts are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Exchange Act, and Section 27A of the Securities Act.  These forward-looking statements are found at various places throughout this proxy statement and the other documents incorporated by reference.  These forward-looking statements, including, without limitation, those relating to completion of the mergers and other transactions contemplated in the merger agreement, future actions, new projects, strategies, future performance, the outcome of contingencies such as future financial results, in each case relating to GeoResources, Southern Bay, Chandler, or PICA, respectively, wherever they occur in this proxy statement or the other documents incorporated by reference herein, are necessarily estimates reflecting the best judgment of the respective managements of the parties and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.  Many of the important factors that will determine these results are beyond GeoResources’, Southern Bay’s and Chandler’s ability to control or predict.  These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this proxy statement and incorporated by reference into this proxy statement.  In addition to the risk factors identified elsewhere, important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include, without limitation:

•

factors that affect the timing or ability to complete the mergers and transactions contemplated herein;

•

the risk that the businesses of GeoResources, Southern Bay and the PICA businesses will not be integrated successfully;

•

the risk that cost savings and any other synergies from these transactions may not be fully realized or may take longer to realize than expected;

•

disruption from these transactions making it more difficult to maintain relationships with lenders, other counterparties, or employees;

•

competition and its effects on pricing, spending, third-party relationships and revenues; and

•

the failure of the combined entity to successfully execute its business plans, gain access to additional financing, acquire additional oil and gas properties, and the cost of capital.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement or, in the case of documents incorporated by reference, as of the date of those documents.  GeoResources does not undertake any obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events, except as required by law.

x

RISK FACTORS

In addition to the other information included and incorporated by reference into this proxy statement, including the matters addressed under the caption “Cautionary Statement Concerning Forward-Looking Statements” beginning on page 25, you should carefully read and consider the following factors in evaluating the proposals to be voted on at the special meeting and in determining whether to vote for approval of the matters to be considered at the meeting and see “Additional Information for Shareholders—Where You Can Find More Information” beginning on page 118.

RISK FACTORS RELATING TO THE MERGERS

The failure to integrate Southern Bay and Chandler successfully on a timely basis could reduce GeoResources’ profitability and adversely affect its stock price.

GeoResources expects certain operating efficiencies and synergies will result from the mergers.  Realization of these benefits will depend in part upon how and when the businesses of GeoResources, Southern Bay and Chandler are integrated.  If GeoResources, with its new management, consisting of Southern Bay and Chandler management, and reconstituted GeoResources Board, is not successful in this integration, GeoResources’ financial results could be adversely impacted.  Although the Southern Bay management has previously consummated mergers and successfully integrated operations and administrative activities, integration will require substantial attention of new GeoResources management and consequently could divert attention away from the development of new business and further development of oil and gas properties.  If GeoResources, Southern Bay and Chandler cannot integrate their businesses successfully, they may fail to realize the benefits they expect to realize from the mergers.  The challenges involved in this integration include the following:

•

retaining key employees and maintaining employee morale;

•

minimizing the diversions of management and employees away from ongoing business activities and development of new business activities;

•

addressing differences in the business cultures, processes and systems of GeoResources, Southern Bay and Chandler; and

•

potential unknown liabilities and unforeseen increased expenses or delays associated with the mergers.

Failure to complete the mergers could negatively impact the stock price and the future business and financial results of GeoResources.

There is no assurance that the conditions to the completion of the merger agreement will be satisfied.  If the mergers are not completed, GeoResources will be subject to several risks, including:

•

The current market price of GeoResources common stock may reflect a market assumption that the mergers will occur, and a failure to complete the mergers could result in negative market perception and a decline in the market price of GeoResources common stock;

•

Certain costs relating to the merger agreement (such as legal, accounting and financial advisory fees) are payable by GeoResources whether or not the mergers are completed;

•

GeoResources may be required to pay Southern Bay and Chandler a termination fee of 4% of the value of any topping offer as defined in the merger agreement if it is terminated under certain circumstances and GeoResources enters into or completes an alternative transaction;

•

There will likely be substantial disruption to the business of GeoResources and a distraction of its management and employees from day-to-day operations, because matters related to the merger agreement (including integration planning) may require substantial commitments of time and resources, which could otherwise have been devoted to other opportunities that could have been beneficial to GeoResources; and

•

GeoResources would continue to face the risks that it currently faces as an independent company, including limited capital and limited human resources.

In addition, GeoResources would not realize any of the expected benefits of having completed the mergers.  If the mergers are not completed, these risks may materialize and materially adversely affect GeoResources’ business, financial results, financial condition and stock price.

GeoResources shareholders will have a reduced ownership and voting interest after the mergers and will exercise significantly less influence over management.

After the completion of the mergers, GeoResources shareholders will own a significantly smaller percentage of GeoResources than they currently own.  Following completion of the mergers, and assuming 496,000 shares of GeoResources common stock are issued in connection with the purchase of the Yuma Interests, GeoResources shareholders will own approximately 26.2% of the combined entity.  Consequently, the current GeoResources shareholders will have significantly less influence over the management and policies of GeoResources after the mergers.

GeoResources may waive one or more of the conditions to the mergers without resoliciting shareholders.

Each of the conditions to GeoResources’ obligations to complete the mergers may be waived, in whole or in part, to the extent permitted by applicable law, by agreement of GeoResources, Southern Bay and Chandler if the condition is a condition to GeoResources’, Southern Bay’s and Chandler’s obligations to complete the mergers, or by the party for which such condition is a condition of its obligation to complete the mergers.  The GeoResources Board may evaluate the materiality of any such waiver to determine whether amendment of this proxy statement and resolicitation of proxies is necessary.  However, the GeoResources Board generally does not expect any such waiver to be significant enough to require resolicitation of shareholders.  In the event that any such waiver is not determined to be significant enough to require resolicitation of shareholders, GeoResources will have the discretion to complete the mergers without seeking further shareholder approval.

The merger agreement limits GeoResources’ ability to pursue alternatives to the mergers.

The merger agreement contains provisions that could adversely impact competing proposals to acquire GeoResources.  In addition, even if the GeoResources Board determines that a competing proposal to acquire GeoResources is superior, GeoResources may not exercise its right to terminate the merger agreement unless it notifies Southern Bay and Chandler of its intention to do so and gives Southern Bay and Chandler at least ten business days to propose revisions to the terms of the merger agreement or to make another proposal in response to the competing proposal.

Southern Bay and Chandler required GeoResources to agree to these provisions as a condition to Southern Bay and Chandler’s willingness to enter into the merger agreement.  These provisions, however, might discourage a third party that might have an interest in acquiring all or a significant part of GeoResources from considering or proposing that acquisition, even if that party were prepared to pay consideration with a higher value than the current proposed merger consideration.

RISK FACTORS ASSOCIATED WITH THE COMBINED ENTITY

The combined entity will be dependent upon the services of its Chief Executive Officer and other officers.

The combined entity will be dependent upon on a limited number of personnel, including Frank A. Lodzinski, who will serve as Chief Executive Officer and President, Francis M. Mury, who will serve as Executive Vice-President and Chief Operating Officer-Southern Division, Collis P. Chandler, III, who will serve as Executive Vice-President and Chief Operating Officer –Northern Division, Jeffrey P. Vickers, current president of GeoResources, who will serve as Vice-President Exploration and Production-Williston Basin, and other officers and key employees selected from the parties to the merger agreement.  Failure to retain the services of these persons, or to replace them with adequate personnel in the event of their departure or termination, may have a material adverse effect on operations.  No employment agreements with any officers of Southern Bay, Chandler or GeoResources currently exist, but the combined entity may consider such agreements in the future.

The combined entity must successfully replace production and acquire or develop additional oil and gas reserves.

Oil and gas reserves are a depleting asset and must be replaced to sustain operations and must be increased for asset growth.  Future production of oil and gas will be dependent upon cost-effective operations, development of the assets and acquiring or finding additional reserves.

Intense competition in the oil and gas exploration and production segment could adversely affect the ability of the combined entity to acquire desirable properties prospective for oil and gas, as well as producing oil and gas properties.

The oil and gas industry is highly competitive. The combined entity will compete with major integrated and independent oil and gas companies for the acquisition of desirable oil and gas properties and leases, for the equipment and services required to develop and operate properties, and in the marketing of oil and gas to end-users.  Many competitors have financial and other resources that are substantially greater than the combined entity, which will make any acquisition of producing properties at economic prices difficult.  In addition, many larger competitors may be better able to respond to factors that affect the demand for oil and natural gas production, such as changes in worldwide oil and natural gas prices and levels of production, the cost and availability of alternative fuels and the application of government regulations.  Significant competition also exists in attracting and retaining technical personnel, including geologists, geophysicists, engineers, landmen and other specialists.

The combined entity may be faced with shortages of personnel and equipment, thereby adversely affecting operations and financial results.

Operations and financial results of the combined entity may be adversely impacted due to difficulties in attracting and retaining qualified and experienced personnel in its oil and gas exploration and production business.  Additional personnel are likely to be required in connection with any expansion plans, and the domestic oil and gas industry is currently experiencing significant shortages of qualified personnel in all areas of operations.  Similarly, expansion plans of the combined entity will require access to services and oil field equipment, both of which are currently in short supply.

Volatile oil and natural gas prices could adversely affect the combined entity’s financial condition and results of operations.

The combined entity’s success will be largely dependent on oil and natural gas prices, which are volatile and have recently been at historically high levels.  Any substantial or extended decline in the price of oil and natural gas will have a negative impact on the combined entity’s business operations and future revenues.  Moreover, oil and natural gas prices depend on factors that will be outside the combined entity’s control, such as:

•

economic and energy infrastructure disruptions caused by actual or threatened acts of war, or terrorist activities particularly with respect to Middle East oil producers, Nigeria and Venezuela;

•

weather conditions, including energy infrastructure disruptions resulting from those conditions;

•

changes in the global oil supply, demand and inventories;

•

changes in domestic natural gas supply, demand and inventories;

•

the price and quantity of foreign imports of oil;

•

the price and availability of liquefied natural gas imports;

•

political conditions in or affecting other oil-producing countries;

•

general economic conditions in the United Stated and worldwide;

•

the interdependence of oil and natural gas and energy trading companies;

•

the level of worldwide oil and natural gas exploration and production activity;

•

technological advances affecting energy consumption; and

•

the price and availability of alternative fuels.

Lower oil and natural gas prices may not only decrease revenues on a per unit basis, but also may reduce the amount of oil and natural gas that can be produced economically.  Lower prices will also negatively impact estimates of proved reserves.  A substantial or extended decline in oil or natural gas prices may materially and adversely affect the financial condition, results of operations, liquidity or ability to finance operations and planned capital expenditures.

Industry changes may adversely affect various financial measurements and negatively affect the market price of GeoResources common stock.

Although the parties to the merger agreement believe the mergers will allow the combined entity to seek to accelerate growth and increase operating efficiencies, unforeseen costs and industry changes as listed below, could potentially have an adverse effect on  return of capital employed and earnings per share on a pro forma basis.  Future events and conditions could cause any such changes to be significant, including, among other things, adverse changes in:

•

commodity prices for oil, natural gas and liquid natural gas;

•

reserve levels;

•

operating results;

•

capital expenditure obligations; and

•

production levels.

The combined entity may incur substantial losses and be subject to substantial liability claims as a result of its oil and natural gas operations and drilling operations.

Oil and natural gas exploration, drilling and production activities are subject to numerous operating risks including the possibility of:

•

unanticipated, abnormally pressured formations;

•

mechanical difficulties, such as stuck oil field drilling and service tools and casing collapse;

•

blowouts, fires and explosions;

•

personal injuries and death;

•

uninsured or underinsured losses; and

•

environmental hazards, such as uncontrollable flows of oil, natural gas, brine, well fluids, toxic gas or other pollution into the environment, including groundwater and shoreline contamination.

In addition, because a portion of Southern Bay’s properties are located in or near coastal areas which are susceptible to hurricanes, the combined entity could be subject to production curtailments resulting from hurricane damage to certain fields or, even in the event that producing fields are not damaged, production could be curtailed due to damage to facilities and equipment owned by oil and gas purchasers, or vendors and suppliers.

Any of these operating hazards could cause damage to properties, serious injuries, fatalities, oil spills, discharge of hazardous materials, remediation and clean-up costs and other environmental damages, which could expose the combined entity to liabilities. Although all the parties to the merger agreement believe they are adequately insured for replacement costs of their wells and associated equipment, the payment of any of these liabilities could reduce the funds available for exploration, development, and acquisition, or could result in a loss of the combined entity’s properties.  Also, as is customary in the oil and gas business, none of the parties to the merger agreement carry business interruption insurance.

The insurance market in general and the energy insurance market in particular have experienced cost increases.  It is possible that the combined entity will determine not to purchase insurance because of high insurance premiums.  If the combined entity incurs substantial liabilities and the damages are not fully covered by insurance or are in excess of policy limits, then the combined entity’s business, results of operations and financial condition would likely be materially adversely affected.

The nature of the combined entity’s business and assets will expose it to significant compliance costs and liabilities.

The combined entity’s operations, involving the exploration, production, storage, treatment, and transportation of liquid hydrocarbons, including crude oil, will be subject to stringent federal, state, and local laws and regulations governing the discharge of materials into the environment.  The combined entity’s operations will also be subject to laws and regulations relating to protection of the environment, operational safety, and related employee health and safety matters.  Compliance with all of these laws and regulations will continue to represent a significant cost of doing business.  Failure to comply with these laws and regulations may result in the assessment of administrative, civil, and criminal penalties; the imposition of investigatory and remedial liabilities; the issuance of injunctions that may restrict, inhibit or prohibit the combined entity’s operations; or claims of damages to property or persons.

Revisions of oil and gas reserve estimates could adversely affect the trading prices of GeoResources common stock.  Oil and gas reserves and the standardized measure of cash flows represent estimates, which may vary materially over time due to many factors.

The market prices of GeoResources common stock may be subject to significant decreases due to decreases in estimated reserves and their estimated cash flows.  Estimated reserves may be subject to downward revision based upon future production, results of future development, prevailing oil and gas prices, prevailing operating and development costs and other factors. There are numerous uncertainties and uncontrollable factors inherent in estimating quantities of oil and gas reserves, projecting future rates of production, and timing of development expenditures.

In addition, the estimates of future net cash flows from proved reserves and the present value of proved reserves are based upon various assumptions about prices and costs and future production levels that may prove to be incorrect over time.  Any significant variance from the assumptions could result in material differences in the actual quantity of  reserves and amount of estimated future net cash flows from estimated oil and gas reserves.

Hedging activities may prevent realizing the benefits of oil or gas price increases.

In an attempt to reduce its sensitivity to oil and gas price volatility, the combined entity intends to enter into hedging transactions that may include fixed price swaps, price collars, puts and other derivatives.  In these hedging transactions, it may fix the price, a floor or a range, on a portion of its production over a predetermined period of time.  In addition, Southern Bay’s credit agreement with its bank requires that a portion of oil and gas production be hedged by Southern Bay.  There are numerous risks associated with hedging activities, including the risk that reserves are not produced at rates equivalent to the hedged position.  In that case, the combined entity would be required to satisfy its obligation under hedging contracts on potentially unfavorable terms without the benefit of offsetting cash flow from sales of its production.  In addition, there is also the risk that the production and transportation cost assumptions used in determining an acceptable hedge could be substantially different from the actual costs.  Further, by hedging to a fixed price or a range with a ceiling, revenues will be limited if actual prices rise above the hedge prices.  Also, the counter party to the hedge party may become unable or unwilling to perform its obligations under hedging contracts and the combined entity could incur a material adverse financial effect if there is any significant non-performance.  As a result, hedging transactions could be uneconomic and the combined entity could incur losses.

Drilling for and producing oil and natural gas are high-risk activities with many uncertainties that could adversely affect the financial condition and results of operations of the combined entity.

The combined entity’s success will depend on the results of its exploitation, exploration, development and production activities.  Oil and natural gas exploration and production activities are subject to numerous risks beyond a company’s control, including the risk that drilling will not result in commercially viable oil or natural gas production.  Decisions to purchase, explore, develop or otherwise exploit prospects or properties will depend in part on the evaluation of data obtained through geophysical and geological analyses, production data and engineering studies, the results of which are often inconclusive or subject to varying interpretations.  Costs of drilling, completing and operating wells are often uncertain before drilling commences.  Overruns in budgeted expenditures are common risks that can make a particular project uneconomical.  Further, many factors may curtail, delay or cancel drilling, including:

•

shortages of or delays in obtaining equipment and qualified personnel;

•

pressure or irregularities in geological formations;

•

equipment failures or accidents;

•

adverse weather conditions;

•

reductions in oil and natural gas prices;

•

title problems; and

•

delays imposed by or resulting from compliance with regulatory requirements.

Governmental regulation associated with leonardite mining operations can negatively impact the combined entity’s operations and financial success.

The combined entity intends to divest its leonardite assets in the event they are not sold before completion of the merger.  However, until these assets are sold, and in the event the combined entity conducts leonardite operations, the combined entity will be subject to extensive regulation by federal, state and local authorities applicable to mining activities.  Legislation and regulations are under constant review for amendment or expansion, raising the possibility of changes that may affect operations.  Substantial penalties may be assessed for noncompliance with various applicable statutes and regulations, and the overall regulatory burden increases costs of doing business and, in turn, decreases profitability.

Existing debt and use of debt financing may adversely affect the combined entity’s strategy.

After the mergers, management is likely to use debt to fund a portion of its future acquisition activities.  Any temporary or sustained inability to service or repay debt will materially adversely affect the combined entity’s ability to obtain other financing.  The consolidated long term debt of the combined entity, upon consummation of the mergers, is estimated to be approximately $5 million.

Properties may be subject to influence by third parties that do not allow the combined entity to proceed with planned explorations and expenditures.

The combined entity will be the operator of a majority of its properties, but for many of its properties it will own less than 100% of the working interests.  Joint ownership is customary in the oil and gas industry and is generally conducted under the terms of a Joint Operating Agreement (“JOA”), where a single working interest owner is designated as the “operator” of the property.  For properties where less than 100% of the working interest is owned, whether operated or non-operated, drilling and operating decisions may not be within the combined entity’s sole control.  If the combined entity disagrees with the decision of a majority of working interest owners, it may be required, among other things, to postpone the proposed activity or decline to participate.  If the combined entity declines to participate, it might be forced to relinquish its interest through “in-or-out” elections or may be subject to certain non-consent penalties, as provided in a JOA.  In-or-out elections may require a joint owner to participate, or forever relinquish its position.  Non-consent penalties typically allow participating working interest owners to recover from the proceeds of production, if any, an amount equal to 200% to 500% of the non-participating working interest owner’s share of the cost of such operations.

If oil and gas prices decrease or exploration efforts are unsuccessful, the combined entity may be required to write down the capitalized cost of individual oil and gas properties.

A writedown of the capitalized cost of individual oil and gas properties could occur when oil and gas prices are low or if the combined entity has substantial downward adjustments to its estimated proved oil and gas reserves, if operating costs or development costs increase over prior estimates, or if exploratory drilling is unsuccessful.  A writedown could adversely affect the trading prices of GeoResources common stock.

The combined entity will use the successful efforts accounting method.  All property acquisition costs and costs of exploratory and development wells are capitalized when incurred, pending the determination of whether proved reserves are discovered.  If proved reserves are not discovered with an exploratory well, the costs of drilling the well are expensed.  All geological and geophysical costs on exploratory prospects are expensed as incurred.

The capitalized costs of the oil and gas properties of the combined entity, on a field-by-field basis, may exceed the estimated future net cash flows of that field.  If so, the combined entity will record impairment charges to reduce the capitalized costs of each such field to its estimate of the field’s fair market value.  Unproved properties are evaluated at the lower of cost or fair market value.  These types of charges will reduce earnings and shareholders’ equity.

The combined entity will periodically assess its properties for impairment based on future estimates of proved and risk-adjusted probable reserves, oil and gas prices, production rates and operating, development and reclamation costs based on operating budget forecasts.  Once incurred, an impairment charge cannot be reversed at a later date even if the combined entity experiences increases in the price of oil or gas, or both, or increases in the amount of its estimated proved reserves.

UNAUDITED PER COMMON SHARE DATA OF GEORESOURCES, SOUTHERN BAY AND PICA

The table below shows historical and pro forma combined information about GeoResources’, Southern Bay’s and PICA’s respective earnings, dividends and book value per share as of or for the period ended June 30, 2006.  The June 30, 2006 balance sheet information assumes that all of the Yuma Interests are exchanged for GeoResources common stock as of such date.  The mergers will be accounted for using the purchase method of accounting in accordance with SFAS No. 141, “Business Combinations”, which results in Southern Bay being the surviving entity for accounting purposes.

The information in the following table is based on historical information and should be read in conjunction with the historical consolidated financial statements of GeoResources, Southern Bay and PICA included or incorporated by reference in this document.  You should read all of the summary financial information provided in the following table together with this historical financial information and related notes.  The historical financial information is also incorporated into this document by reference.  See “Where You Can Find More Information” beginning on page 118 for a description of where you can find this historical information.  The pro forma financial data is not necessarily indicative of results that actually would have occurred had the mergers been completed on the date indicated or that may be obtained in the future.

	Historical			Pro
		Southern		Forma
	GeoResources	Bay	PICA	Combined
	(in thousands, except share data)

Six months ended June 30, 2006:
Operating revenue	$ 4,681	$ 8,003	$ 1,592	14,276
Net income	1,382	2,743	N/A	2,769
Net income per share, basic	0.37	0.33	N/A	0.19

Year ended December 31, 2005:
Operating revenue	7,995	13,551	3,325	24,871
Net income	2,179	4,990	N/A	4,627
Net income per share, basic	0.58	0.60	N/A	0.32

At June 30, 2006:
Stockholders' equity/Partners' capital	10,768	19,729	N/A	98,574
Outstanding common shares (*)	3,778	8,263	1,931	14,468
Book value per share	2.85	2.39		6.81

(*)	For Southern Bay and Chandler, outstanding common shares are those
	shares that will be issued upon approval and closing of the proposed
	mergers. The pro forma shares also include shares assumed to be issued to acquire all of the Yuma Working Interests.

MARKET PRICE AND DIVIDEND INFORMATION

MARKET PRICE DATA AND DIVIDEND INFORMATION

GeoResources’ common stock trades on the Nasdaq Capital Stock Market under the Symbol “GEOI”.  The following table sets forth for the period indicated the low and high trade prices for GeoResources’ common stock as reported by the Nasdaq Capital Market.  These trade prices may represent prices between dealers and do not include retail markups, markdowns or commissions.

		Trade Price

Calendar		High	Low

2006	3rd Quarter	$9.29	$5.26
	2nd Quarter	$12.79	$6.90
	1st Quarter	$14.69	$8.16

2005	4th Quarter	$11.36	$6.81
	3rd Quarter	$17.85	$10.47
	2nd Quarter	$17.96	$7.35
	1st Quarter	$11.08	$2.73

2004	4th Quarter	$6.22	$2.10
	3rd Quarter	$2.55	$1.56
	2nd Quarter	$2.94	$1.76
	1st Quarter	$2.50	$1.61

There has never been a public market for the Southern Bay partnership interests, the Chandler or PICA membership interests, or the Yuma Interests.

Recent Share Prices

The following table provides the lowest and highest trade prices for GeoResources’ common stock as reported by the Nasdaq Capital Market as of September 13, 2006, the last full trading day preceding public announcement that GeoResources, Southern Bay, Chandler and PICA had entered into the merger agreement, and on _____________, 2006, the last full trading day for which such prices were available at the time of this proxy statement.  Because Southern Bay partnership interests and Chandler and PICA membership interests, as well the Yuma Interests, are not traded on any established market, no equivalent market price data is available for these entities or the Yuma Interests.

GeoResources Common Stock Date	Highest Trade Price Per Share		Lowest Trade Price Per Share
September 13, 2006		$6.05		$5.73
___________, 2006	$		$

Dividends

GeoResources has never declared or paid a cash dividend on its common stock; however, GeoResources may pay a cash dividend if it is successful in its sale of the leonardite properties and assets before the closing of the mergers.

Number of Shareholders

As of October 10, 2006, there were approximately 710 holders of record of GeoResources’ common stock.  GeoResources believes that there are also approximately 3,300 additional beneficial owners of its common stock held in “street name”.

THE GEORESOURCES SPECIAL MEETING

Date, Time and Place

The special meeting of the holders of GeoResources shares will take place on December 14, 2006 at 10:00 a.m., Central Standard Time at the Marquis Plaza & Suites, 1525 9th Avenue NW, Williston, North Dakota 58801.

Purpose; Other Matters

At the special meeting, holders of GeoResources shares will be asked to consider and vote upon three proposals.  The first proposal will be to approve the issuance of 10,690,000 shares of common stock pursuant to the merger agreement.  The second proposal will be to approve an amendment to the articles of incorporation of GeoResources to increase the total shares of capital stock from 10,000,000 shares of common stock, $.01 par value per share, to 120,000,000 shares of capital stock, consisting of 100,000,000 shares of common stock, $.01 par value per share, and 20,000,000 shares of preferred stock, $.01 par value per share.  The third proposal will be to approve the Amended and Restated 2004 Employees’ Stock Incentive Plan, which, among other things, increases the number of shares of common stock reserved for issuance from 300,000 to 2,000,000.  The fourth proposal will be to approve a proposal to adjourn or postpone the special meeting, if necessary, for the purpose of soliciting additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the foregoing proposals.

Holders of GeoResources shares may also be asked to consider and vote upon such other matters as may properly come before the special meeting, or any adjournment or postponement of the special meeting.  As of the mailing date of this proxy statement, the GeoResources Board knows of no other matter to be presented at the special meeting. If, however, other matters incident to the conduct of the special meeting are properly brought before the special meeting, or any adjournment or postponement of the special meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment with respect to those matters.  If you vote “AGAINST” the proposals, the proxies will not be authorized to vote for any adjournments, postponements, continuations or reschedulings of the special meeting, including for the purpose of soliciting additional proxies, unless you so indicate on the proxy card.

Recommendation of the GeoResources Board

The GeoResources Board has carefully reviewed and considered the terms and conditions of each of the matters to be considered at the special meeting.  Based on its review, GeoResources’ Board of Directors has unanimously approved (i) the proposed issuance of the common stock pursuant to the merger agreement, (ii) the amendment to the articles of incorporation, and (iii) the Amended and Restated 2004 Employees’ Stock Incentive Plan, (iv) the proposal to adjourn or postpone the special meeting, if necessary, for the purpose of soliciting additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the foregoing proposals, and declared that these proposals are advisable and fair to, and in the best interests of, GeoResources and its shareholders.  GeoResources’ Board unanimously recommends that you vote (i) “FOR” the proposal to issue shares of common stock pursuant to the merger agreement, (ii) “FOR” the proposal to approve the amendment to the articles of incorporation, (iii) “FOR” the approval of the Amended and Restated 2004 Employees’ Stock Incentive Plan, and (iv) “FOR” the proposal to adjourn or postpone the special meeting, if necessary, for the purpose of soliciting additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the foregoing proposals.

Record Date, Outstanding Shares and Voting Rights

Each holder of record of GeoResources common stock at the close of business on November 1, 2006, the record date, is entitled to notice of and to vote at the special meeting.  Each such shareholder is entitled to cast one vote for each GeoResources share on each matter properly submitted for the vote of shareholders at the special meeting.  As of the record date, there were 3,792,269 shares of GeoResources common stock outstanding and entitled to vote at the special meeting.

Quorum and Vote Required; Abstentions and Broker Non-Votes

A quorum of GeoResources shareholders is necessary to hold the special meeting.  The required quorum for the transaction of business at the special meeting is the presence, in person or by proxy, of holders of a majority of the outstanding shares of GeoResources common stock entitled to vote at the special meeting.  Shareholders are counted as present at the special meeting if they are present in person or have authorized a proxy.  The presence of holders of 1,896,135 shares of common stock is a quorum.

All GeoResources shares represented at the special meeting, including abstentions and “broker non-votes,” will be counted as present at the special meeting for the purpose of determining whether a quorum is present at the special meeting.  Abstentions occur when a shareholder attends a meeting in person or by proxy but abstains from voting.  Broker non-votes occur when a nominee holding GeoResources shares for a beneficial owner returns a properly executed proxy but has not received voting instructions from the beneficial owner and such nominee does not possess or does not choose to exercise discretionary authority with respect to such shares.  Brokers are not allowed to exercise their voting discretion with respect to the approval of matters which the NASD determines to be “non-routine,” such as approval of the issuance of GeoResources shares pursuant to the merger agreement, without specific instructions from the beneficial owner.  Accordingly, if your broker holds your GeoResources shares in “street name,” your broker will vote your shares only if you provide instructions on how to vote by filling out the voter instruction form sent to you by your broker with this proxy statement.

The approval of the issuance of GeoResources shares pursuant to the merger agreement, in accordance with Nasdaq listing requirements, and the approval of the Amended and Restated 2004 Employees’ Stock Incentive Plan requires the affirmative vote of the holders of a majority of GeoResources shares cast on the proposal, in person or by proxy at the special meeting, provided that a quorum, consisting of the holders of a majority of the shares entitled to vote, are present in person or by proxy.  The proposal to amend the GeoResources articles of incorporation will be approved if it receives the affirmative vote of two-thirds of GeoResources’ outstanding shares of common stock.  The proposal to adjourn or postpone the special meeting, if necessary, for the purpose of soliciting additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the foregoing proposals, requires the affirmative vote of the holders of a majority of the shares of GeoResources common stock present in person or by proxy, even if less than a quorum.  Abstentions and broker non-votes will not be treated as votes cast at the special meeting and therefore will have no effect on determining the outcome of the proposals, although they will be counted in determining the presence of a quorum.

Voting by GeoResources Directors and Executive Officers

As of the record date, the directors and executive officers of GeoResources beneficially owned and were entitled to vote  327,467 common shares, which represent approximately 8.6% of the GeoResources shares outstanding on that date.  The directors and executive officers of GeoResources are expected to vote FOR all the proposals submitted by this proxy statement.

Adjournment and Postponement

Adjournments and postponements of the special meeting may be made for the purpose of, among other things, soliciting additional proxies.  The special meeting may be adjourned by the vote of a majority of the GeoResources shares present in person or represented by proxy at the special meeting, even if less than a quorum.  See “Proposal 4 – “Approval of Adjournment of Special Meeting for Purpose of Soliciting Additional Proxies if Necessary to Approve Foregoing Proposals.”

Voting of Proxies

Voting by Proxy Card

All GeoResources shares entitled to vote and represented by properly executed proxies received prior to the special meeting, and not revoked, will be voted at the special meeting in accordance with the instructions indicated on the proxy card accompanying this proxy statement.  If no direction is given and the proxy is validly executed, the stock represented by the proxy will be voted in favor of the proposals.  The persons authorized under the proxies will vote upon any other business that may properly come before the special meeting according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote.  GeoResources does not anticipate that any other matters will be raised at the special meeting.

If you are a registered holder, there are two additional ways to vote your proxy:

Vote by telephone - call toll free (800) 560-1965.

•

Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. Central Time on December 13, 2006.

•

Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

Vote by the Internet—http://www.eproxy.com/geoi

•

Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. Central Time on December 13, 2006.

•

Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned your proxy card. The law of Colorado, where GeoResources is incorporated, allows a proxy to be sent electronically, so long as it includes or is accompanied by information that lets the inspector of elections know that it has been authorized by the shareholder.

If your shares are held in "street name" or through another nominee, your broker or nominee may provide the option of voting through the Internet or by telephone instead of by mail. Please check the voting instruction card provided by your broker or nominee to see which options are available and the procedures to be followed.

You can revoke your proxy at any time before the vote is taken at the special meeting. If you have not voted through your broker, you may revoke your proxy by:

•

submitting written notice of revocation to the Secretary of GeoResources prior to the voting of the proxy, which is dated a later date than the proxy;

•

submitting a properly executed later-dated proxy by mail, telephone or the Internet; or

•

voting in person at the special meeting; however, simply attending the special meeting without voting will not revoke an earlier proxy.

Voting by Attending the Special Meeting

Holders of record of GeoResources shares and their authorized proxies may also vote their shares in person at the special meeting.  If a shareholder attends the special meeting, he or she may submit his or her vote in person, and any previous votes or proxies authorized by the shareholder, by mail, will be superseded by the vote that such shareholder casts at the special meeting.

Revocability of Proxies

If a shareholder has authorized a proxy by returning a proxy card, such shareholder may change his or her vote before his or her proxy has been exercised by:

•

giving written notice of revocation no later than the commencement of the special meeting to GeoResources’ Secretary, Cathy Kruse, at GeoResources, Inc., 1407 West Dakota Parkway, Suite 1-B, Williston, North Dakota 58801;

•

delivering no later than the commencement of the special meeting a properly executed, later-dated proxy;

•

voting in person at the special meeting; or

•

if your shares are held in "street name," you should follow the instructions of your broker or nominee regarding revocation of proxies. If your broker or nominee allows you to vote by telephone or the Internet, you may be able to change your vote by voting again by telephone or the Internet.

Solicitation of Proxies; Expenses

GeoResources is soliciting proxies for the special meeting from its shareholders and will bear all costs and expenses incurred in connection with soliciting proxies, including preparation, assembly, printing and mailing of this proxy statement and the accompanying proxy cards.  Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of GeoResources common stock beneficially owned by others to forward to such beneficial owners.  Proxies may be solicited on GeoResources’ behalf by its directors, officers or employees in person, by telephone, facsimile or by other electronic means.  In accordance with SEC regulations, GeoResources will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in mailing proxies and proxy materials and soliciting proxies from the beneficial owners of its common stock.

Assistance

If you need assistance in completing your proxy card, have questions regarding the special meeting, its proposed matters, or how to submit your proxy or want additional copies of this proxy statement or the enclosed proxy card, please contact Cathy Kruse, the Secretary of GeoResources, at (701) 572-2020, extension 113.

PROPOSAL 1 — APPROVAL OF THE ISSUANCE
OF SHARES OF COMMON STOCK IN THE MERGERS AND
IN CONNECTION WITH PURCHASE OF THE YUMA INTERESTS

GeoResources’ common stock is traded on the Nasdaq Capital Market under the symbol “GEOI.”  As discussed elsewhere in this proxy statement, GeoResources is applying to have its common stock listed on the Nasdaq Global Market, which is for larger and more established companies such as the combined entity following the mergers.  In either market, applicable Nasdaq rules require that the GeoResources shareholders must approve the stock issuances pursuant to the merger agreement.  As of the record date, GeoResources had 3,792,269 shares of common stock issued and outstanding.  In the mergers, a total of 10,194,000 shares of GeoResources common stock will be issued to the partners of Southern Bay and the members of PICA.  In addition, up to 496,000 shares of common stock may be issued in exchange for the Yuma Interests.  Hence, GeoResources is seeking the approval of its shareholders for the issuance of these additional shares of common stock.

If all of the Yuma Interest Holders were to sell their working interests, the existing shareholders of GeoResources, following these transactions, will hold about 26.2% of the combined entity.  This percentage will increase somewhat to the extent that less than all of the Yuma Interest Holders accept the offer to sell their interests.

The immediately following sections of the proxy statement describe the material aspects of the mergers and other transactions contemplated in the merger agreement.  While GeoResources believes that the information set forth in this proxy statement covers the material terms of the transactions and the merger agreement, these summaries may not contain all of the information that is important to you.  You should read carefully this entire document and the other documents to which GeoResources refers, including the merger agreement attached as Annex A, as well as the other attached Annexes and documents incorporated by reference into this proxy statement, for a more complete understanding of the proposed transactions.

THE GEORESOURCES BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE GEORESOURCES SHAREHOLDERS VOTE “FOR” APPROVAL

OF THE ISSUANCE OF THE SHARES OF COMMON STOCK TO SOUTHERN BAY

AND PICA IN THE MERGERS AND TO THE YUMA INTEREST HOLDERS, AS PROVIDED IN THE MERGER AGREEMENT.

THE MERGERS

BACKGROUND OF THE MERGERS

Over the last 25 years GeoResources has experienced the numerous downturns and a small number of upturns in the oil and gas industry, operating as a small, publicly held company headquartered in Williston, North Dakota.  GeoResources’ most recent major strategic initiative was in late 2001, through the purchase of a rotary drilling rig by a subsidiary.  Presently GeoResources is engaged in three principal business segments in the Williston Basin: (i) oil and gas exploration, development and production; (ii) oil and gas contract well drilling; and (iii) mining of leonardite (oxidized lignite coal) and manufacture of leonardite-based products.  GeoResources’ primary operating segment is oil and gas exploration and production and it is seeking to divest its leonardite assets, including its leonardite processing facility, which was significantly damaged by a fire in May 2005.

Throughout its corporate history, GeoResources has evaluated its business plan and opportunities for strategic alliances.  In the current context, the GeoResources Board and management believe that because of the small asset size of GeoResources, as well as its geographically concentrated asset base, GeoResources should attempt to build a larger entity with broader asset distribution outside the Williston Basin, as well as seek broader exposure to the public capital markets.  Over the past several years, GeoResources has considered seeking strategic relationships with other entities that GeoResources felt could help it achieve these goals.  However, finding a possible strategic fit has been challenging.  In the meantime, GeoResources has continued to operate its business as effectively as it could with its limited capital and human resources.

In mid-June 2006, Michael J. Foy, a consultant to Chandler Energy, LLC, and a long standing business associate with Frank A. Lodzinski, President of the general partner of Southern Bay Oil & Gas, L.P., contacted counsel to GeoResources, Jones & Keller, P.C., inquiring whether GeoResources would have any interest in possibly combining with Southern Bay and Chandler.  These two entities were examining whether it would be beneficial for them to combine their assets with an existing publicly held company.  Prior to this contact, GeoResources was not acquainted with Southern Bay or Mr. Foy, although GeoResources management and some members of the GeoResources Board knew that Chandler and its affiliates had operated oil and gas properties in the Williston Basin for many years.  Mr. Foy provided summary background information relating to Southern Bay and Chandler to Reid Godbolt, a member of Jones & Keller, who in turn forwarded the information to GeoResources’ President and Board member, Jeffrey P. Vickers.  On June 19th, additional background information relating to Southern Bay and Chandler was sent to Mr. Vickers through Mr. Foy.  On June 30th, Mr. Vickers and Mr. Foy attended a conference telephone call, along with Mr. Godbolt, in which Mr. Foy provided further background information concerning Southern Bay and Chandler and the parties discussed whether a possible combination of Southern Bay, Chandler and GeoResources could be beneficial to all three entities.  At the conclusion of the conference call, Mr. Vickers and Mr. Foy agreed to arrange an in-person meeting among the three parties in Denver, Colorado.

On Tuesday, July 11, 2006, an all day meeting among all three parties was held at the Denver offices of Jones & Keller.  Attending the meeting were Mr. Vickers, Frank Lodzinski, the President of the General Partner of Southern Bay, Collis P. Chandler, III, Manager and owner of Chandler, and Mr. Foy.  Representatives from Jones & Keller attended substantially all of the meeting as well.  At that meeting the three parties discussed their respective backgrounds, their general business and operating philosophies, their operations and business plans going forward and discussed at length the possible combination of the three entities, as well as a possible purchase of the Yuma Interests, which are working interests in an oil and gas project in Colorado operated by Chandler and 25% owned by Chandler and 15% owned by Southern Bay, as well as each entity’s oil and gas reserves, revenues and oil and gas property locations.  They also discussed a possible legal structure to a combination and whether a combination of the three entities would be taxable to the parties.

On July 12, 2006, Mr. Vickers visited the offices of Chandler Energy, LLC in Denver to review operations of Chandler Energy, LLC and discuss oil and gas reserve values with Mr. Lodzinski and Mr. Chandler.  Thereafter, the parties exchanged written communications evidencing their interest in moving towards discussions of a possible combination.  The parties agreed to update, as of June 30, 2006, their estimated quantities of oil and gas reserves.

The estimated quantities of proved oil and gas reserves (unaudited) as of June 30, 2006 of each party is set forth in the table below.  Proved oil and gas reserves are the estimated quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under economic and operating conditions existing as of the end of each respective year.  The June 30th price of oil and gas was the primary factor affecting the determination of proved reserve quantities, which fluctuate directly with that price.

	GeoResources		Southern Bay		PICA Business		Yuma Interests
	June 30, 2006		June 30, 2006		June 30, 2006		June 30, 2006
	Oil (mbbl)	Gas (mmcf)	Oil (mbbl)	Gas (mmcf)	Oil (mbbl)	Gas (mmcf)	Gas (mmcf)

Proved reserves, beginning of year (January 1) (a)	2,812	1,396	1,329	5,480	297	7,611	3,722

Purchases of reserves-in-place	--	--	566	--	--	--	--
Sales of reserves-in-place	--	--			--	--	--
Extensions and discoveries	--	--	47	936	--	--	--

Improved recovery	--	--	--	--	--	--	--
Revisions of previous estimates	118	(112)	56	(306)	7	(289)	(376)
Production	(66)	(4)	(86)	(331)	(9)	(141)	(6)

Proved reserves, June 30, 2006 (b)	2,864	1,280	1,912	5,779	295	7,181	3,340

(a)

NYMEX price at close on December 31, 2005 was $61.04/bbl and $9.44/mmbtu.  The parties used prices they received for their production on such date.

(b)

NYMEX price at close on June 30, 2006 was $73.93/bbl and $5.89/mmbtu.  The parties used prices they received for their production on such date.

Proved developed oil and gas reserves are those expected to be recovered through existing wells with existing equipment and operating methods.  Proved developed reserves as of June 30, 2006 were:

	June 30, 2006
	Oil (mbbl)	% of Total Proved Reserves	Gas (mmcf)	% of Total Proved Reserves

GeoResources	2,095	73%	1,280	100%

Southern Bay	1,681	88%	4,518	78%

PICA Business	289	98%	4,450	62%

Yuma Interests	0	N/A	1,046	31%

It should be noted that the above estimates were made as of June 30, 2006, using oil and gas prices in effect at that date.  Since that time oil and gas prices have decreased substantially, so estimated quantities of proved reserves as of a subsequent date would be significantly less, assuming the prices for oil and gas are lower than prices in effect on June 30, 2006 and none of the parties have made significant discoveries or acquisitions of oil and gas producing properties.

On Wednesday, July 19th, Mr. Vickers and Cathy Kruse, GeoResources’ Secretary and Board member, traveled to Denver to meet with Messrs. Lodzinski, Chandler and Foy.  The main purpose of the meeting was for all three parties to review and discuss oil and gas reserves of the parties as of June 30, 2006 as estimated by the parties.  All three parties executed a confidentiality agreement, and Mr. Vickers and Ms. Kruse also conducted due diligence with respect to Chandler.  On Thursday, July 20th, the parties continued to meet and had a meeting at the Denver offices of Jones & Keller.  In attendance were Messrs. Lodzinski, Foy, Chandler and Robert J. Anderson, Vice President of Acquisitions and Divestitures of Southern Bay, Ms. Kruse, and Mr. Vickers, as well as representatives of Jones & Keller.  The parties discussed the general structure of a possible combination as well as possible valuations of the combined entity.  They also discussed what governmental filings would be required if a combination were to occur, potential financial statement requirements, the configuration of GeoResources’ Board of Directors such that it would meet the Nasdaq rules and the structure of the Southern Bay affiliated entities.

On Tuesday, July 25th, Mr. Foy traveled to Williston, North Dakota, to meet with GeoResources’ management.  Due diligence meetings were held and GeoResources’ non-oil and gas assets were reviewed in particular.   GeoResources’ Treasurer, Connie Hval, Mr. Vickers and Ms. Kruse attended the meetings with Mr. Foy.  Mr. Foy continued to meet with GeoResources management on Wednesday, the 26th of July.  After the July 26th meetings in GeoResources’ offices in Williston, GeoResources management instructed Jones & Keller to begin work on a contract for a potential transaction under which GeoResources would acquire Southern Bay and Chandler in exchange for GeoResources common stock.  In the proposed transactions, the former owners of Southern Bay and Chandler would own over a majority of GeoResources stock and a change of control of GeoResources would occur.  Also, GeoResources instructed counsel to begin work on a contract under which GeoResources could acquire, in connection with the proposed transactions, the Yuma Interests.

The parties continued to exchange correspondence as well as discuss a proposed combination via phone conferences.  On Wednesday, August 2nd, Mr. Vickers traveled to Denver to meet with Messrs. Chandler, Foy and Anderson.  These four individuals met and spent a considerable amount of time reviewing oil and gas properties and reserves of each party.  Also, the parties discussed potential valuations of oil and gas reserves relative to one another.  The valuation of working interests of the Yuma Interests was discussed further.  On August 4th, a meeting was held at the Denver offices of Jones & Keller among Messrs. Foy, Chandler and Vickers.  Mr. Lodzinski attended part of the meeting via telephone.  The parties discussed the June 30th reserve estimates prepared by them as well as potential timing of a combination transaction.  On August 4th, GeoResources management instructed counsel to complete an initial draft merger agreement for distribution to the parties.  Also in early August, GeoResources management began conferring with C. K. Cooper & Company, a registered broker-dealer, with regard to a fairness analysis, from a financial point of view, to the GeoResources shareholders of the proposed issuance of GeoResources common stock to the owners of Southern Bay and Chandler pursuant to the merger agreement.

On August 11th, GeoResources’ counsel sent the parties a draft merger agreement.  Shortly thereafter the parties, in consultation with their respective counsel, prepared comments, and GeoResources continued discussions with respect to retaining C. K. Cooper.  GeoResources management also conferred with its accounting personnel and the accounting personnel of Southern Bay with respect to financial statement requirements of the proposed combined entity.  On August 17, 2006, a revised draft merger agreement was sent out to the parties reflecting their comments.  Thereafter, GeoResources management continued to work on the outstanding issues relating to the merger agreement as well as answer questions on valuations, and the parties’ counsel conferred and corresponded with one another.

On August 21st, the parties exchanged correspondence about a possible meeting in Denver and the parties continued to perform due diligence on one another and exchange comments on the drafts of the merger agreement.  The parties also discussed whether, as part of the transactions, GeoResources should consider increasing the number of shares reserved for issuance and otherwise amending its 2004 Employees’ Stock Incentive Plan, as well as the need for GeoResources to increase its authorized shares of stock to allow the transactions contemplated by the merger agreement to be completed, and to provide for the future stock issuance needs of GeoResources.  On August 28th, a revised draft of the merger agreement was distributed to the parties.

On August 29th, GeoResources’ Board met for approximately two hours to discuss the merger agreement and the potential associated transactions.  All Board members were present, either in person or by telephone.  A representative from Jones & Keller was also in attendance.  At that meeting the background of management of Southern Bay and Chandler was discussed, as well as a summary of the sequence of events leading up to the merger negotiations and draft merger agreement.  Also, the business terms of the potential transaction were discussed as well as the legal structure of the transaction.  Background information regarding Southern Bay and Chandler was provided to the GeoResources Board.  A representative of C. K. Cooper joined the Board meeting and the GeoResources Board, after the meeting, retained C. K. Cooper to advise it with respect to the fairness to GeoResources shareholders of the price to be paid in GeoResources common stock for Southern Bay and Chandler.  Also on August 29th, another draft merger agreement was distributed to the parties which reflected comments received from the previous drafts.  On August 31st, additional background information regarding Southern Bay and Chandler was sent by GeoResources management to the GeoResources Board.  The parties continued to work on resolution of the various issues and the provisions of the revised draft merger agreement as well as preparation of exhibits and schedules to the merger agreement.

On Monday, September 11th, the GeoResources Board of Directors, excluding Mr. Krile, traveled to Denver, Colorado for a Board meeting at the Denver offices of Jones & Keller.  At that meeting the Board of Directors discussed the backgrounds and experiences of the Southern Bay and Chandler management teams, particularly Frank A. Lodzinski and Collis P. Chandler, III, the general terms of the proposed transactions, the strategic business objectives of GeoResources, potential management of GeoResources going forward, and met with representatives of C. K. Cooper with respect to the proposed issuance of GeoResources’ common stock as consideration for the mergers.  On the evening of September 11th, the GeoResources Board of Directors also met with Messrs. Lodzinski, Chandler and Foy regarding their background, corporate philosophies and related matters.

On Tuesday, September 12th, the GeoResources Board met in an all day meeting at the Denver offices of Jones & Keller, with Mr. Krile being present by telephone.  At this meeting, the representatives of Jones & Keller, reviewed with the GeoResources Board the material terms of the merger agreement, and discussed with the Board its duties in connection with the merger agreement.  Also, C. K. Cooper reviewed with the GeoResources Board its financial analysis of the consideration to be paid in connection with the acquisition of Southern Bay and Chandler.  Later that morning, the parties met with Messrs. Lodzinski, Chandler and Foy to discuss terms of the merger agreement and the number of GeoResources common shares to be issued pursuant to the transactions contemplated by the merger agreement.  After these presentations the GeoResources Board engaged in discussion of the advantages and disadvantages of the proposed transactions and with respect to the future direction and management of GeoResources, including reconfiguration of the GeoResources Board and management.

On Wednesday, September 13th, the GeoResources Board again met in an all day meeting at the Denver offices of Jones & Keller with Mr. Krile present by telephone.  The parties discussed the proposed exchange of GeoResources shares and other related matters with Messrs. Lodzinski, Chandler and Foy present.  Afterwards, the GeoResources Board discussed with C. K. Cooper its financial analysis of the mergers and C. K. Cooper delivered to the Board an oral opinion which was confirmed by delivery of a written opinion dated September 14, 2006 to the effect that as of that date and based on and subject to the various assumptions and limitations described in its opinion, the purchase price to be provided for in the proposed mergers is fair, from a financial point of view, to the shareholders of GeoResources.  The GeoResources Board continued to engage in extensive discussions regarding the advantages and disadvantages of the proposed transactions of the merger agreement.

Following these presentations and further discussions the GeoResources Board concluded that the merger agreement and the transactions contemplated thereby, including the potential acquisition of the Yuma Interests, were in the best interest of GeoResources and its shareholders and unanimously approved the merger agreement and the transactions contemplated thereby.  The Board resolved to recommend that the shareholders of GeoResources approve the issuance of GeoResources common stock pursuant to the merger agreement (including the shares issuable in purchasing the Yuma Interests) as well as the ancillary corporate actions that needed to be taken, which include increasing the authorized capital stock of GeoResources such that it will have sufficient authorized shares of common stock to complete the transactions contemplated by the merger agreement, as well as amending and restating the GeoResources 2004 Employees’ Stock Incentive Plan.  Counsel for the parties proceeded to finalize the merger agreement, and it was signed on September 14, 2006.  The parties thereafter issued a joint press release the morning of September 14th announcing the execution of the merger agreement.

RECOMMENDATION OF THE GEORESOURCES BOARD OF DIRECTORS AND ITS REASONS FOR THE MERGERS

At the special meeting of the GeoResources Board held on September 11, 12, and 13, 2006, after due consideration and consultation with its legal and financial advisors, the GeoResources Board unanimously:

•

determined that the transactions contemplated by the merger agreement, including the issuance of GeoResources common stock and the reconfiguration the GeoResources Board and management upon completion of the transactions contemplated in the merger agreement, were in the best interests of GeoResources and its shareholders from a financial and procedural point of view;

•

approved the merger agreement;

•

directed that the issuance of GeoResources shares pursuant to the merger agreement be submitted for consideration by the GeoResources shareholders, as well as a proposal to increase the authorized capital stock of GeoResources from 10,000,000 shares of common stock to 100,000,000 shares of common stock and 20,000,000 shares of preferred stock, and a proposal to amend and restate the GeoResources 2004 Employees’ Stock Incentive Plan, which, among other things, increases the shares of common stock reserved for options granted under the plan from 300,000 shares to 2,000,000 shares; and

•

recommended that GeoResources’ shareholders vote in favor of the issuance of GeoResources shares pursuant to the merger agreement, in favor of the proposal to increase GeoResources’ authorized capital stock and in favor of the proposal to approve the Amended and Restated 2004 Employees’ Stock Incentive Plan.

In the course of evaluating the merger agreement, the GeoResources Board consulted with GeoResources’ management, as well as outside legal counsel and GeoResources’ financial advisor, throughout the process and considered the following material factors:

•

the present state of GeoResources as a very small public company, with limited capital, limited human resources and limited ability to access debt and equity capital and how the combination of GeoResources with Southern Bay and Chandler should alleviate these limitations.

As discussed above, the Board and management of GeoResources have been concerned for several years that the demands and costs of being a very small public company are disproportionately weighted against it versus other companies in the oil and gas industry who are private, as well as against other, larger public oil and gas companies.  The GeoResources Board believes it will be beneficial to GeoResources shareholders for GeoResources to combine with other entities in the domestic oil and gas business which should allow for the costs of being a public company to be less burdensome as a percentage of revenues or a percentage of human resources.  While there are many other public companies who have these types of resources, Southern Bay management in particular should be able to meet the necessary responsibilities of being a small public company because it has significant prior experience in operating public companies.

For several years, GeoResources has not been able to attract any significant outside equity capital for a variety of reasons, primarily its small size and a lack of interest in the investment banking community in small, domestic oil and gas companies.  The GeoResources Board believes that a larger combined entity will allow it to attract outside equity capital, particularly in light of Mr. Lodzinski’s prior record of being associated with companies that have grown substantially and raised outside equity, debt and project capital.  In addition, the ability of GeoResources to obtain debt financing has been limited to debt on its producing oil and gas properties, and, to a limited extent, on its leonardite processing facility.  The GeoResources Board believes that a larger, more geographically diversified company should be able to obtain greater debt capital on better terms than would be available to GeoResources otherwise.  The GeoResources Board believes that Mr. Lodzinski and the proposed management team of GeoResources should be able to seek debt that, if managed properly, can bring added value to the combined companies.

Due to being a very small public company, too much of GeoResources’ human resources are devoted currently to public company administrative matters such as audits, SEC reporting and shareholder relations.  GeoResources only has 12 full time employees and it estimates that one-quarter of its employees spend a very significant amount of their time on public company matters.  The GeoResources Board believes that shareholder value can be enhanced by freeing up the existing GeoResources personnel, in particular GeoResources’ President, Jeffrey P. Vickers, to focus more on exploration and development of existing GeoResources oil and gas properties, thereby allowing GeoResources better opportunities to build shareholder value.  In particular, allowing Mr. Vickers to spend more time on GeoResources’ Hammond gas property and GeoResources’ current waterflood project, which should allow GeoResources to increase production and proved developed reserves without significant capital outlays.

•

the expectation that the combination of GeoResources, Southern Bay and Chandler, will provide GeoResources with a unique opportunity to increase its asset size and diversify its asset base.  Southern Bay’s oil and gas properties are located primarily along the Texas and Louisiana Gulf Coast.  Chandler’s properties are located primarily in the Rocky Mountain region.  Also, the production mix of the combined entities will allow for a more balanced overall mix for GeoResources, as Southern Bay’s production is approximately 35% natural gas and Chandler’s production is approximately 81% natural gas.  In addition, the GeoResources Board believes that Southern Bay has a substantial inventory of possible recompletion wells and significant exploratory and development potential in its existing oil and gas fields.  Chandler has several exploratory and development prospects in its inventory, with over 100,000 gross acres in the Denver-Julesburg Basin of Colorado.  One of the benefits to the combined entity will be that, as of the closing of the merger agreement, additional capital of approximately $19.4 million will be contributed into Southern Bay and Chandler, thereby allowing the combined entity substantial additional funds to finance oil and gas exploratory and development activities;

•

the potential for greater access to the credit and equity markets resulting from the increased size of the combined entity’s equity;

•

centralized management, administration and accounting to be headquartered in Houston, Texas thereby freeing up operating personnel of all the entities, and in particular GeoResources, to focus on ongoing oil and gas opportunities;

•

access to the financial expertise and management of Southern Bay and Chandler Energy (See “The Merger Agreement – Officers and Directors of the Combined Entity”);

•

broader exposure to the public stock market through the significant increase in the number of outstanding GeoResources shares following the proposed transaction and the broadening of the shareholder base of GeoResources;

•

increased interest of securities analysts and institutional investors in a larger, combined entity, making it potentially easier for the combined entity to raise capital on more favorable terms and potentially increasing trading volume, and, as a result, liquidity, of GeoResources common stock;

•

the opportunities for administrative and operational economies of scale and cost savings for the combined entity, although such savings are difficult to quantify.  Numerous staff members of GeoResources, Southern Bay and Chandler have been with their respective organizations for five to over 20 years and are expected to continue with the combined entity.  In the current industry environment of high demand for personnel, the combined entity should have a full complement of capable staff across all industry disciplines including, engineering, geological and geophysical, administration, regulatory and accounting and finance.  This broader employee base should be of benefit to GeoResources;

•

the financial opinion of C. K. Cooper relating to the fairness from a financial point of view of the consideration to be paid by GeoResources in connection with the mergers, as more fully described below, under “The Merger Agreement – Opinion of GeoResources’ Financial Advisor.” The GeoResources Board did not obtain a fairness opinion regarding the consideration to be paid for the Yuma Interests, but it was able to value those interests using information from Chandler and Southern Bay, who collectively own 40% of the Yuma Project, and offer a price the GeoResources Board felt was materially the same as the price paid for PICA; and

•

the unique combination of management talents of Southern Bay and Chandler to the combined entity.  The GeoResources Board believes that the Southern Bay management team brings a beneficial track record of experience with smaller public companies.  During Mr. Lodzinski’s career, he has been involved with smaller public companies and has been successful in building value for their shareholders.  In addition, Collis Chandler, III has, in the view of GeoResources’ Board, a lengthy background of operating experience in the Rocky Mountains and the Williston Basin.  The GeoResources Board believes these individuals should be of significant benefit to the combined entity in seeking to enhance shareholder value.

In reaching its conclusion that the merger agreement is in the best interests of GeoResources’ shareholders, the GeoResources Board considered, but did not assign relative weights to, the following factors.  Although the GeoResources Board viewed these as potentially negative factors with respect to the merger agreement, it believed these factors to be outweighed by the positive factors set forth above:

•

the potential difficulties associated with combining the business enterprises of GeoResources, Southern Bay and Chandler, and the possibility that, as a result, the anticipated benefits to GeoResources and its shareholders might not be fully realized;

•

the break-up fee to be paid to Southern Bay and Chandler if the GeoResources Board approves and recommends an acquisition proposal from another entity in certain other circumstances, the amount of which could reduce the likelihood of a third party bidder making an offer to acquire GeoResources;

•

the restrictions in the merger agreement on the operation of GeoResources’ business during the period between the signing of the merger agreement and the completion of the transactions contemplated by the merger agreement, which include limitations on incurring debt, entering into material contracts and acquiring or selling assets, thereby limiting GeoResources’ ability to pursue significant business opportunities unilaterally during this period, which might have resulted in greater returns to GeoResources shareholders than those from expected from the merger agreement;

•

the possibility that the financial market’s perception of the proposed transactions could lead to a decrease in the trading price of the GeoResources common shares, thereby potentially reducing the long-term equity value of GeoResources if the proposed transactions are not completed;

•

the awareness that the combined entity will be subject to market risks in any subsequent attempts to raise capital and may result in negative recommendations by research analysts if GeoResources fails to meet performance expectations and a general decline in the acceptance of the combined entity’s operating strategy; and

•

the significant cost involved in connection with negotiating and completing the merger agreement, and the substantial amount of management time and effort required to effect the transactions contemplated by the merger agreement, particularly since GeoResources’ management has many other responsibilities due to GeoResources’ small size.

The foregoing discussion of the information and factors considered by the GeoResources Board is not exhaustive, but includes material factors considered by the GeoResources Board.  In view of the wide variety of factors considered by the GeoResources Board in connection with its evaluation of the merger agreement and the complexity of such matters, the GeoResources Board did not consider it practical to, nor did it attempt to, quantify, rank or otherwise assign relative weights to the specific factors that it considered in reaching a decision. The GeoResources Board discussed the factors described above, asked questions of GeoResources’ management and GeoResources’ legal and financial advisors and reached general consensus that the merger agreement was in the best interest of GeoResources’ shareholders.  In considering the factors described above, individual members of the GeoResources Board may have given different weight to different factors and may have applied different analyses to each of the material factors considered by the GeoResources Board.

OPINION OF GEORESOURCES’ FINANCIAL ADVISOR

In connection with its determination to approve the merger agreement, the GeoResources Board engaged C. K. Cooper & Company, Inc. (“C. K. Cooper”) to provide the GeoResources Board with an opinion as to whether the consideration to be paid by GeoResources under the mergers is fair, from a financial point of view, to the shareholders of GeoResources.  C. K. Cooper, which was founded in 1981, and is headquartered in Irvine, California and has offices elsewhere in the United States, is a national investment banking firm whose senior officers and other employees are highly experienced in the evaluation of companies and other elements of finance and investment banking with expertise in the oil and gas exploration and production (“E&P”) industry area.  The Board selected C. K. Cooper on the basis of C. K. Cooper’s expertise and knowledge in the oil and gas industry, particularly related to smaller companies operating in the industry, and its ability to perform the research and provide the fairness opinion within the required time table.

On September 13, 2006, at a meeting of the GeoResources Board, C. K. Cooper delivered its oral opinion that, as of that date and based upon and subject to the assumptions, factors and limitations set forth in the written opinion and described below, the consideration to be paid by GeoResources in connection with the mergers contemplated by the merger agreement is fair, from a financial point of view, to the shareholders of GeoResources.  C. K. Cooper subsequently delivered its written opinion to the GeoResources Board, dated September 14, 2006, to such effect.

C. K. Cooper’s written opinion, which was directed to the GeoResources Board, addresses only the fairness of the consideration to be paid by GeoResources in the mergers, from a financial point of view, to the shareholders of GeoResources, and does not address GeoResources’ underlying business decision to proceed with or effect the mergers or the structure of the mergers, or the relative merits of the mergers compared to any alternative business strategy or transaction in which GeoResources might engage and does not constitute a recommendation to any GeoResources shareholder as to how to vote with respect to the GeoResources shares of common stock to be issued pursuant to the merger agreement.  The full text of C. K. Cooper’s written opinion is attached to this proxy statement as Annex B, and you are encouraged to read the opinion in its entirety.  This summary of the opinion is qualified by reference to the full text of the opinion.  In addition, C. K. Cooper did not render any opinion as to the fairness of the proposed purchase of the Yuma Interests from the Yuma Interest Holders.

In arriving at its opinion, C. K. Cooper reviewed, among other things:

•

the merger agreement;

•

copies of all schedules and exhibits to the merger agreement;

•

certain publicly available business and financial information relating to GeoResources that C. K. Cooper deemed relevant;

•

audited financial statements for Southern Bay for the year ended December 31, 2005 and its unaudited financial statements for the six months ended June 30, 2006;

•

reserve estimates of Southern Bay and Chandler as of June 30, 2006;

•

unaudited financial statements for Chandler for the year ended December 31, 2005 and for the six months ended June 30, 2006;

•

the pro forma impact of the mergers;

•

certain publicly available financial information for companies whose operations C. K. Cooper considered relevant in evaluating GeoResources, Southern Bay and Chandler;

•

the financial terms of the mergers with the financial terms of certain other transactions that C. K. Cooper deemed relevant; and

•

such other information and analyses as C. K. Cooper deemed appropriate.

In addition, C. K. Cooper engaged in several discussions and meetings with senior management of GeoResources, Southern Bay and Chandler, including, in particular, conversations regarding the course of discussions leading up to the merger agreement. Conversations also addressed recent developments in the business operations of Southern Bay and Chandler, including a review of reserve estimates prepared by the management of GeoResources.  In each case, it was represented to C. K. Cooper by management of GeoResources that these documents and agreements were in the form and substance used in negotiating the merger agreement.

The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to particular circumstances.  Therefore, such an opinion is not readily susceptible to partial analysis or summary description.  In arriving at its opinion, C. K. Cooper did not attribute any particular weight to any analysis or factor considered by it, or make any conclusion as to how the results of any given analysis, taken alone, supported its opinion.  Accordingly, C. K. Cooper believes that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all of the factors and analyses, would create a misleading view of the processes underlying C. K. Cooper’s opinion.  In addition, in certain of its analyses C. K. Cooper compared the total consideration being paid by GeoResources and the value of Southern Bay and Chandler to certain other companies and other transactions that C. K. Cooper deemed comparable.  No public companies and/or transaction utilized by C. K. Cooper, as a comparison, is identical to GeoResources or to the proposed transactions with Southern Bay and Chandler.  An analysis of the results of such comparison is not mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the comparable companies and transactions and other factors that could affect the public trading value of the comparable companies or enterprise value of the comparable transactions to which GeoResources and the transactions with Southern Bay and Chandler were being compared.

In performing its analyses, C. K. Cooper made certain assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of C. K. Cooper, GeoResources, Southern Bay, and Chandler.  Any estimates contained in the analyses performed by C. K. Cooper are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses.  Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold.  Accordingly, such analyses and estimates are inherently subject to substantial uncertainty.  The C. K. Cooper opinion and C. K. Cooper’s presentation to the GeoResources Board were among several factors taken into consideration by the GeoResources Board in making its determination to approve the merger agreement.  Consequently, the C. K. Cooper analyses described herein should not be viewed as determinative of the decision of the GeoResources Board or the GeoResources management to engage in the transactions contemplated by the merger agreement.

The following is a summary of the material financial analyses that C. K. Cooper prepared and relied on in delivering its opinion to the GeoResources Board.  The financial analyses summarized below include information presented in tabular format.  In order to fully understand C. K. Cooper’s financial analyses, the tables must be read together with the text of each summary.

Comparable Company Analysis

C. K. Cooper compared implied values of Southern Bay and Chandler to a group of companies, which, in C. K. Cooper’s judgment, were comparable to Southern Bay and Chandler for purposes of this analysis.  C. K. Cooper analyzed these comparable companies to Southern Bay and Chandler by using publicly available information to compare the enterprise value of Southern Bay and Chandler expressed as estimated multiples to these comparable companies.  In this case, C. K. Cooper utilized when available, actual results for revenues, earnings before interest expense, taxes and depreciation, depletion and amortization (“EBITDA”) and net income for 2005. C. K. Cooper utilized estimates for oil and gas revenues, EBITDA and net income for 2006.  In addition, C. K. Cooper utilized present value of reserves, discounted by 10% (as standard SEC measures referred to as “PV-10”) as most recently available.  These multiples compared to 2005 and 2006 revenues, EBITDA, net income, and PV-10 were then applied to Southern Bay and Chandler for purposes of this analysis.  Enterprise value is defined as market value of equity plus book value of debt and liquidation value of preferred stock, less excess cash and cash equivalents.

Southern Bay

C. K. Cooper considered a number of factors in selecting companies for comparison to Southern Bay including size, financial condition and geographic scope of operations.  The group of comparable companies used in this comparison included:

• Abraxas Petroleum
• Arena Resources
• Edge Petroleum
• Goodrich Petroleum
• The Exploration Company
• Whittier Energy
• Parallel Petroleum
• GMX Resources

The values associated with the entities above were taken into consideration and compared to Southern Bay under similar valuation scenarios.  C. K. Cooper calculated the total enterprise value as a multiple of the following categories for each of the following companies for the years 2005 and 2006 as of September 13, 2006:

Southern Bay		Total Enterprise Value as a Multiple of
		Revenue		EBITDA		Net Income		PV-10
Issue	Enterprise Value	2005	2006	2005	2006	2005	2006	Current
Abraxas Petroleum	$ 309,362,500	6.2	5.3	7.6	8.2	17.7	45.6	1.0
Arena Resources	$ 528,920,000	19.6	8.2	28.1	10.6	53.4	19.5	16.7
Edge Petroleum	$ 415,079,700	3.5	2.8	4.6	2.8	12.6	15.0	0.9
Goodrich Petroleum	$ 865,748,000	11.8	6.5	20.1	8.9	(44.6)	54.1	2.0
The Exploration Company	$ 362,129,700	5.1	4.3	8.8	7.8	25.1	21.3	3.5
Whittier Energy	$ 121,045,600	4.5	2.6	7.0	3.9	22.9	10.7	1.4
Parallel Petroleum	$ 939,676,800	27.1	8.9	20.5	19.6	(501.1)	36.0	2.6
GMX Resources	$ 379,382,400	19.9	11.3	31.0	21.4	53.4	44.9	1.3
High	$ 939,676,800	27.1	11.3	31.0	21.4	53.4	54.1	16.7
Low	$ 121,045,600	3.5	2.6	4.6	2.8	(501.1)	10.7	0.9
Mean	$ 515,997,457	13.1	6.4	17.2	10.7	(54.0)	28.8	4.1
Median	$ 415,079,700	11.8	6.5	20.1	8.9	22.9	21.3	2.0

Southern Bay	$ 49,823,350	3.7	3.2	7.7	5.1	10.0	8.4	1.3

Based upon this analysis, the following were the range of multiples realized when comparing the total enterprise value of these comparable companies versus revenues, EBITDA, and net income for the years 2005 and 2006.  Furthermore, the range of multiples realized when comparing total enterprise value versus the most recently reported PV-10 values.

Southern Bay	Comparison Group Multiples
	Revenue		EBITDA		Net Income		PV-10
	2005	2006	2005	2006	2005	2006	Current
High	27.1	11.3	31.0	21.4	53.4	54.1	16.7
Low	3.5	2.6	4.6	2.8	(501.1)	10.7	0.9
Mean	13.1	6.4	17.2	10.7	(54.0)	28.8	4.1
Median	11.8	6.5	20.1	8.9	22.9	21.3	2.0

Finally, C. K. Cooper applied these ranges of valuation multiples against estimated revenues, EBITDA and net income for Southern Bay.  Based upon these estimates C. K. Cooper was able to determine the following ranges of inferred values based upon valuation multiples from a comparable group of companies:

Southern Bay	Inferred Values (In Millions)
	Revenue		EBITDA		Net Income		PV-10
	2005	2006	2005	2006	2005	2006	Current
High	$121.1	$148.4	$91.7	$148.4	$33.4	$28.0	$454.9
Low	19.2	33.7	12.3	17.9	(18.2)	6.6	30.2
Mean	51.5	82.1	38.0	58.1	8.2	17.2	254.0
Median	41.5	71.2	39.3	46.0	8.3	15.6	307.1

When considering the range of inferred values for Southern Bay, C. K. Cooper, based upon its industry experience, significantly discounted the inferred value based upon earnings.  C. K. Cooper recognized that as a result of non-cash accounting issues, including charges for hedging, compensation, impairment and ceiling test write-downs, that net income can be materially altered.  As a result, it is common within the industry to gauge value based upon other measures of performance including reserve values (PV-10), EBITDA, and free cash flow.

Based upon this analysis, C. K. Cooper determined that based upon the valuation multiples recognized by these comparable companies, those measures of value most common within the industry, the inferred mean value for Southern Bay ranged from $39.3 million to $307.1 million.

Chandler

C. K. Cooper considered a number of factors in selecting companies for comparison to Chandler including size, financial condition and geographic scope of operations.  The group of comparable companies used in this comparison included:

• American Oil & Gas
• Infinity Energy Resources, Inc.
• Petroleum Development Corp.
• Teton Energy
• Whittier Energy
• PYR Energy

The values associated with the entities above were taken into consideration and compared to Chandler under similar valuation scenarios.  C. K. Cooper calculated the total enterprise value as a multiple of the following categories for each of the following companies for the years 2005 and 2006, as of September 13, 2006:

Chandler		Total Enterprise Value as a Multiple of
		Revenue		EBITDA		Net Income		PV-10
Issue	Enterprise Value	2005	2006	2005	2006	2005	2006	Current
American Oil & Gas	$ 199,672,800	42.6	59.4	82.7	275.4	331.2	28.4	14.6
Infinity Energy Resources	$ 108,120,000	3.5	2.3	8.8	16.1	(8.0)	(13.2)	2.5
Petroleum Development	$ 727,299,400	2.1	2.5	6.7	7.6	17.5	17.0	1.8
Teton Energy	$ 72,765,000	102.9	20.6	(18.9)	(26.4)	(17.8)	(20.8)	8.3
Whittier Energy	$ 121,045,600	4.5	2.6	7.0	3.9	22.9	10.7	1.4
PYR Energy	$ 36,470,400	6.0	2.7	14.7	4.5	3,039.2	8.2	1.3
High	$ 727,299,400	102.9	20.6	14.7	16.1	3,039.2	17.0	8.3
Low	$ 36,470,400	2.1	2.3	(18.9)	(26.4)	(17.8)	(20.8)	1.3
Mean	$ 213,140,080	23.8	6.1	3.6	1.1	610.8	0.4	3.1
Median	$ 108,120,000	4.5	2.6	7.0	4.5	17.5	8.2	1.8

Chandler Energy LLC	$ 15,502,840	4.8	5.2	5.6	7.8	8.5	7.8	1.5

Based upon this analysis, the following were the range of multiples realized when comparing the total enterprise value of these comparable companies versus revenues, EBITDA, and net income for 2005 and 2006.  Furthermore, the range of multiples realized when comparing total enterprise value versus the most recently reported PV-10 values.

Chandler	Comparison Group Multiples
	Revenue		EBITDA		Net Income		PV-10
	2005	2006	2005	2006	2005	2006	Current
High	102.9	20.6	14.7	16.1	3,039.2	17.0	8.3
Low	2.1	2.3	(18.9)	(26.4)	(17.8)	(20.8)	1.3
Mean	23.8	6.1	3.6	1.1	610.8	0.4	3.1
Median	4.5	2.6	7.0	4.5	17.5	8.2	1.8

Finally, C. K. Cooper applied these ranges of valuation multiples against estimated revenues, EBITDA and net income for Chandler.  Based upon these estimates C. K. Cooper was able to determine a range of inferred values based upon valuation multiples from a comparable group of companies.

Chandler	Inferred Values (In Millions)
	Revenue		EBITDA		Net Income		PV-10
	2005	2006	2005	2006	2005	2006	Current
High	$ 343	$ 294	$ 108	$ 95	$ 41	$ 43	$ 405
Low	$ 1	$ 3	$ (4)	$ (3)	$ (13)	$ (8)	$ 9
Mean	$ 95	$ 88	$ 30	$ 29	$ 7	$ 11	$ 125
Median	$ 17	$ 30	$ 7	$ 7	$ 0	$ 6	$ 36

When considering the range of inferred values for Chandler, C. K. Cooper, based upon its industry experience, significantly discounted the inferred value based upon earnings.  C. K. Cooper recognized that as a result of non-cash accounting issues, including charges for hedging, compensation, impairment and ceiling test write-downs, that net income can be materially altered.  As a result, it is common within the industry to gauge value based upon other measures of performance including reserve values (PV-10), EBITDA, and free cash flow.

Based upon this analysis, C. K. Cooper determined that based upon the valuation multiples recognized by these comparable companies, utilizing in its opinion, those measures of value most common within the industry, the inferred mean value for Chandler ranged from $29 million to $125 million.

Comparable Transaction Analysis

C. K. Cooper conducted a comparable transactions analysis by examining the terms of selected publicly disclosed business acquisitions related to the exploration and production industry from 2005 through 2006, having transaction enterprise values ranging from a low of $5 to a high of $590 million, which C. K. Cooper considered reasonably comparable transactions.

C. K. Cooper compared the purchase price being paid, versus the amount of proved reserves being purchased to determine an inferred price being paid per proved BOE.  In reviewing these transactions, C. K. Cooper took into consideration factors including total transaction value, geographic location and diversity of the proven assets and the relative mix of reserves broken down into proved developed and proved un-developed categories.

For the purpose of this study, C. K. Cooper compared the proposed transaction between GeoResources and Southern Bay and Chandler with the following transactions:

Southern Bay

•

Whittier Energy Corp. purchased Rimco for $56 million

•

Petrohawk Energy Corp. purchased Proton Oil & Gas Corp. for $53 million

•

Chesapeake Energy Corp. purchased Gastar Exploration, Ltd. for $107 million

•

Texhoma Energy, Inc. purchased Kilrush Petroleum for $5 million

•

Phoenix Exploration Company purchased Cabot Oil & Gas Corp. for $340 million

•

Merit Energy Corp. purchased The Houston Exploration Company for $590 million

•

Beusa Energy, Inc. purchased Aurora Oil & Gas Corp. for $5 million

•

Swift Energy Corp. purchased BP American Production for $175 million

•

Petrohawk Energy Corp. purchased Winwell Resources Inc/WSF Inc; and Nemours Energy for $262 million

In the process of evaluating comparable transactions and arriving at applicable transaction multiples, C. K. Cooper compiled a list of 331 relevant transactions.  Of these 331 transactions, 73 were selected for their relevance to Southern Bay based upon company specific criteria.  These 73 transactions were narrowed to the final above nine transactions which, in the opinion of C. K. Cooper, were analogous with Southern Bay and appropriate for comparable analysis.

In reviewing these transactions, C. K. Cooper established the following valuations in relation to the inferred price paid per proved BOE.

COMPARABLE TRANSACTION ANALYSIS
Range Paid per Proved BOE
Southern Bay

High	Low	Mean	Median
$ 73.70	$ 10.82	$ 22.24	$ 16.60

Accordingly, the implied value of Southern Bay based upon this range of inferred price per proved BOE would be as follows;

COMPARABLE TRANSACTION ANALYSIS
Inferred Value For
Southern Bay

High	Low	Mean	Median
$ 214,909,200	$ 31,552,578	$ 64,864,963	$ 48,405,606

Thus after reviewing these comparable transactions, C. K. Cooper was able to determine the inferred price paid in each instance per proved BOE.  By taking this range of transactions, C. K. Cooper was able to determine that the high range of value was $73.70 per proved BOE while the low range of value was $10.82 per proved BOE.  Furthermore, the analysis provided for a mean value per proved BOE of $22.4 and a median value per proved BOE of $16.60.

Finally, by taking this range of value and applying it against the proved reserves of Southern Bay as estimated internally by GeoResources, C. K. Cooper was able to determine that based upon comparable transactions the mean value of Southern Bay was $64.9 million while the median value for Southern Bay was $48.4 million.

Chandler

•

Noble Energy Incorporated purchased United States Exploration, Inc. for $411 million

•

Enerplus Resources Fund purchased Sleeping Giant LLC for $92 million

•

PrimeWest Energy Trust purchased CanWest Petroleum Corp. for $300 million

•

Gasco Energy, Inc. purchased an undisclosed company for $5 million

•

Berry Petroleum purchased an undisclosed company for $159 million

In the process of evaluating comparable transactions and arriving at applicable transaction multiples, C. K. Cooper compiled a list of 205 relevant transactions.  Of these 205 transactions, 55 were selected for their relevance to Chandler based upon company specific criteria.  These 55 transactions were narrowed to the final above five transactions which, in the opinion of C. K. Cooper, were most analogous with Chandler and appropriate for comparable analysis.

In reviewing these transactions, C. K. Cooper established the following valuations in relation to the inferred price paid per proved BOE:

COMPARABLE TRANSACTION ANALYSIS
Range Paid per Proved BOE
Chandler Energy LLC

High	Low	Mean	Median
$ 21.50	$ 7.32	$ 16.67	$ 18.26

Accordingly, the implied value of Chandler based upon this range of inferred price per proved BOE is as follows;

COMPARABLE TRANSACTION ANALYSIS
Inferred Value For
Chandler Energy LLC

High	Low	Mean	Median
$ 32,887,864	$ 11,197,469	$ 25,506,479	$ 27,934,740

Thus after reviewing these comparable transactions, C. K. Cooper was able to determine the inferred price paid in each instance per proved BOE.  By taking this range of transactions, C. K. Cooper was able to determine that the high range of value was $21.50 per proved BOE while the low range of value was $7.32 per proved BOE.  Furthermore, the analysis provided for a mean value per proved BOE of $16.67 and a median value per proved BOE of $18.26.

Finally, by taking this range of value and applying it against the proved reserves of Chandler as of June 30, 2006, C. K. Cooper was able to determine that based upon comparable transactions the mean value of Chandler was $25.5 million while the median value for Chandler was $27.9 million.

Discounted Cash Flow Analysis

A discounted cash flow, or DCF, analysis estimates value based upon a company's projected future free cash flow discounted at a rate reflecting risks inherent in its business and capital structure.  Unlevered free cash flow represents the amount of cash generated and available for principal, interest and dividend payments after providing for ongoing business operations.

Utilizing projections provided by Southern Bay, Chandler, and their advisors, C. K. Cooper determined the net present value of the unlevered free cash flows for the years ended 2006-2019 to determine the enterprise value for Southern Bay.

To arrive at a present value of Southern Bay, C. K. Cooper used discount rates of 10.0%, 12.5% and 15.0%. This was based on estimated capital requirements as outlined in the engineering report equal to $6.2 million. C. K. Cooper used the remaining net present value of cash flows from proven reserves provided by consultants to GeoResources and to Southern Bay to determine a terminal value.

To arrive at a present value of Chandler, C. K. Cooper used discount rates of 10.0%, 12.5% and 15.0%. This was based on estimated capital requirements as outlined in the reserve reports equal to $2.71 million. C. K. Cooper used the remaining net present value of cash flows from proven reserves provided by consultants to GeoResources and Chandler to determine a terminal value.

C. K. Cooper determined that this DCF analysis should be conducted in two distinct pricing scenarios, thereby providing a price sensitivity analysis.  These scenarios maintain constant all of the variables with the exception of commodity price assumptions.

The first case utilized the current C. K. Cooper’s commodity price decks of $62.50 per Bbl of oil, $7.25 per Mcf of natural gas. This resulted in a DCF valuation for Southern Bay of $47.053 million using a 10% discount rate; $41.628 million using a 12.5% discount rate; and $37.072 million using a 15% discount rate.

Separately, the first case utilized the current C. K. Cooper’s commodity price decks of $62.50 per Bbl of oil, $7.25 per Mcf of natural gas. This resulted in a DCF valuation for Chandler of $18.133 million using a 10% discount rate; $13.440 million using a 12.5% discount rate; and $11.576 million using a 15% discount rate.

The second case utilized the current futures prices as reported by the New York Mercantile Exchange (NYMEX) as of September 12, 2006.  This resulted in the following prices for oil and natural gas:

NYMEX PRICING
	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Oil	$69.43	70.22	73.37	72.17	70.28	68.48	68.48	68.48	68.48	68.48	68.48	68.48	68.48	68.48
Gas	$ 6.70	6.14	7.61	7.52	7.14	6.79	6.81	6.83	6.84	6.85	6.86	6.87	6.87	6.88

This pricing scenario resulted in a DCF valuation for Southern Bay of $62.795 million using a 10% discount rate; $55.422 million using a 12.5% discount rate; and $49.514 million using a 15% discount rate. Furthermore, the pricing resulted in a DCF valuation for Chandler of $22.284 million using a 10% discount rate; $23.178 million using a 12.5% discount rate; and $20.377 million using a 15% discount rate.

By conducting these two distinct Discounted Cash Flow analyses, the following summary was derived:

DISCOUNTED CASH FLOW ANALYSIS
Southern Bay
	Discount Rate
PV (in millions)	5.0%	10.0%	12.5%	15.0%

Discounted Cash Flow Case 1	$61,497.59	$47,053.77	$41,628.46	$37,072.78

Discounted Cash Flow Case 2	$82,037.02	$62,795.56	$55,422.17	$49,514.43

DISCOUNTED CASH FLOW ANALYSIS
Chandler
	Discount Rate
PV (in millions)	5.0%	10.0%	12.5%	15.0%

Discounted Cash Flow Case 1	$21,530.24	$18,133.43	$13,340.45	$11,576.67

Discounted Cash Flow Case 2	$36,935.29	$22,284.03	$23,178.60	$20,377.17

Based upon this analysis, C. K. Cooper determined that the range of value for Southern Bay based upon DCF analysis using a 10% discounted cash flow ranged from $62.795 million to $47.053 million.  This would change depending upon the discount factor utilized, coupled with the commodity price deck to determine present value.

Separately, C. K. Cooper determined that the range of value for Chandler based upon a DCF analysis using a 10% discounted cash flow ranged from $22.284 million to $18.133 million.  This would change depending upon the discount factor utilized, coupled with the commodity price deck to determine present value.

For purposes of its opinion, C. K. Cooper relied upon and assumed the accuracy and completeness of the financial statements and other information provided by GeoResources, Southern Bay and Chandler or otherwise made available to C. K. Cooper and did not assume responsibility to independently verify such information.  C. K. Cooper further relied upon the assurances of GeoResources’, Southern Bay’s and Chandler’s respective management that the information provided has been prepared on a reasonable basis in accordance with industry practice, and, with respect to financial planning data, reflects the best currently available estimates and judgment of Southern Bay’s, Chandler’s and GeoResources’ respective management, and management was not aware of any information or facts that would make the information provided to C. K. Cooper incomplete or misleading.  C. K. Cooper expressed no opinion regarding such financial planning data or the assumptions on which it is based.

For the purposes of its opinion, C. K. Cooper assumed that neither GeoResources nor Southern Bay, nor Chandler are party to any material pending transaction, including any external financing, recapitalization, acquisition or transactions contemplated by the merger agreement, other than the mergers.  C. K. Cooper also assumed the mergers will be consummated pursuant to the terms of the merger agreement without amendments thereto and without waiver by any party of any conditions or obligations thereunder.  In arriving at its opinion, C. K. Cooper assumed that all the necessary regulatory approvals and consents required for the mergers will be obtained in a manner that will not adversely affect GeoResources, Southern Bay or Chandler or alter the terms of the merger agreement.

In arriving at its opinion, C. K. Cooper did not perform any appraisals or valuations of any specific assets or liabilities of GeoResources, Southern Bay or Chandler, and was not furnished with any such appraisals or valuations.  C. K. Cooper expressed no opinion regarding the liquidation value of GeoResources, Southern Bay, Chandler or any other entity.  Without limiting the generality of the foregoing, C. K. Cooper undertook no independent analysis of any pending or threatened litigation, possible unasserted claims or other contingent liabilities, to which GeoResources, or any of their respective affiliates was a party or may be subject and, at GeoResources' direction and with its consent, C. K. Cooper’s opinion makes no assumption concerning, and therefore does not consider, the possible assertions of claims, outcomes or damages arising out of any such matters.

C. K. Cooper’s opinion is necessarily based upon the information available to C. K. Cooper and facts and circumstances as they existed and were subject to evaluation on the date of the opinion.  Events occurring after that date could materially affect the assumptions used in preparing the opinion.

C. K. Cooper was retained to render its opinion on the basis of its experience with mergers and acquisitions in the energy industry in general, and on the basis of its experience with small companies in the E&P sector of the energy industry.  C. K. Cooper is a nationally recognized investment banking firm regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, corporate restructurings, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.  In the ordinary course of its business, C. K. Cooper and its affiliates may actively trade in the equity securities of GeoResources for their own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

Pursuant to the terms of the engagement of C. K. Cooper, GeoResources has agreed to pay C. K. Cooper a fee of $80,000, plus reasonable out-of-pocket expenses.  Of this amount, $50,000 was paid at the time of engagement and the remainder is payable upon delivery of its opinion.  In addition, C. K. Cooper & Company has been granted a first right of refusal on certain investment banking business from GeoResources for a period of twelve months following the mergers.  No portion of the fee is based upon whether C. K. Cooper delivered a favorable opinion with respect to the proposed transaction.  GeoResources also agreed to reimburse C. K. Cooper for reasonable expenses and to indemnify C. K. Cooper and related parties against certain liabilities, including liabilities under the federal securities laws, arising out of its engagement.

ACCOUNTING TREATMENT

In accordance with U.S. generally accepted accounting principles, Southern Bay will be treated as the acquirer in the business combination contemplated by the merger agreement and will account for the transactions contemplated by the merger agreement using the purchase method of accounting for business combinations.  Under this method of accounting, GeoResources’ and Chandler’s assets and liabilities as of the date of closing of the merger agreement will be recorded at their respective fair values and consolidated with those of Southern Bay.  Any difference between the purchase price for GeoResources and Chandler and the fair value of the identifiable net assets acquired will be recorded as goodwill.  In accordance with Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets,” issued in July 2001, the goodwill resulting from the merger agreement transactions, if any, will not be amortized to expense, but instead will be reviewed for impairment at least annually and to the extent goodwill is impaired, its carrying value will be written down to its implied fair value and a charge will be made to earnings.  The financial statements of Southern Bay issued after the closing of merger agreement will reflect the results attributable to the acquired operations of GeoResources and Chandler beginning on the date of completion of the merger agreement.  The unaudited per share pro forma financial information contained herein has been prepared using the purchase method of accounting.  See “Comparative Historical and Pro Forma Per Share Data” beginning on page 24 of this proxy statement.

LISTING OF GEORESOURCES COMMON STOCK

GeoResources will apply to have its shares approved for listing on the Nasdaq Global Market under the symbol “GEOI” effective upon the closing of the mergers.  GeoResources shares are currently traded in the Nasdaq Capital Market under the symbol “GEOI”.

NO DISSENTERS’ OR APPRAISAL RIGHTS

Under Colorado law, GeoResources shareholders will not be entitled to dissenters’ or appraisal rights in connection with the transactions contemplated by the merger agreement or the issuance of GeoResources shares pursuant to the merger agreement.

INTERESTS OF GEORESOURCES EXECUTIVE OFFICERS IN THE MERGERS

None of the executive officers of GeoResources have employment contracts..  The merger agreement provides that upon closing of the mergers the executive officers of GeoResources, other than Mr. Vickers, will no longer remain as officers of GeoResources.  However, all such persons, being Cathy Kruse (Secretary), Connie Hval (Treasurer) and Jeff Jennings (Vice President of Land and Finance), will be offered continued employment with GeoResources for six months with salary and benefits similar to those existing presently and they will each receive  5,000 shares of GeoResources common stock for their efforts in completing the mergers.  In addition, it is contemplated that if any of these three individuals were to be terminated without cause by GeoResources at anytime within one year after the initial six months of continued employment, then GeoResources would pay them severance equal to the unpaid salary of such 12 month period.  It is expected that Mr. Vickers will continue to be an officer of GeoResources under substantially the same basis as exists currently, but his employment will be “at will.”

COMPENSATION OF THE DIRECTORS OF GEORESOURCES AFTER THE MERGERS

GeoResources pays each non-employee director $200 per month, plus $100 per meeting attended and reimburses the directors for travel expenses.  Each director who is also on the GeoResources audit committee of the Board receives an additional $100 per month.

Directors employed by GeoResources, expected to include Messrs. Lodzinski and Chandler, will receive no compensation for Board service.

Upon consummation of the mergers, Messrs., Hunt, Joliat, Stevens, and Vlasic contemplated to be elected to GeoResources’ Board of Directors, will each receive customary fees from GeoResources for being a director in accordance with policy set forth above.

THE MERGER AGREEMENT

This section of this proxy statement is a summary of the material provisions of the merger agreement, a copy of which is attached to this proxy statement as Annex A.  The provisions of the merger agreement are complicated and not easily summarized.  Because the description is a summary, it does not contain all of the information about the merger agreement that may be important to you.  You should refer to the full text of the merger agreement, which is hereby incorporated by reference into this proxy statement, for details of the mergers and the terms and conditions of the merger agreement.

THE MERGERS

The merger agreement provides for two mergers – of Southern Bay into Southern Bay Acquisition and of PICA into Chandler Acquisition – as well as purchases of the Yuma Interests from the holders that accept GeoResources’ offer to purchase their interests.  Southern Bay Acquisition and Chandler Acquisition are wholly-owned subsidiaries of GeoResources, and thus, following the mergers Southern Bay and the PICA Business will be wholly-owned by GeoResources, with the present GeoResources shareholders owning about 26.2% (or slightly more depending on whether the Yuma Interest Holders do not accept the offers to purchase their working interests) of the outstanding GeoResources common stock in the post-merger entity.

COMPLETION AND EFFECTIVENESS OF THE MERGERS

The parties will complete the transactions contemplated in the merger agreement when all of the conditions to completion of the transactions, as contained in the merger agreement, are satisfied or waived.  The parties anticipate closing the transactions as soon as possible after approval by the GeoResources shareholders of the proposals set forth in this proxy statement.

The mergers will become effective upon filing of articles of merger with the Colorado Secretary of State and the Texas Secretary of State, or at such other time mutually agreed to by the parties and specified in the articles of merger.

MERGER CONSIDERATION AND CONSIDERATION TO YUMA INTEREST HOLDERS

The partners of Southern Bay will receive an aggregate of 8,263,000 shares of common stock of GeoResources, to be allocated among the partners in proportion to their respective partnership interests.  Concurrently with the closing, Chandler will transfer the PICA Business to PICA, and the members of PICA will receive an aggregate of 1,931,000 shares of GeoResources common stock in exchange for their membership interests, to be allocated in proportion to their respective membership interests.  Included among the representations and warranties and conditions to closing of the mergers, are obligations of the Southern Bay partners and PICA members to make capital contributions of $19,048,600 and $359,500, respectively.

In addition, at the closing, the Yuma Interest Holders will receive up to 496,000 shares of GeoResources common stock and up to $164,500, payable by PICA, to be allocated and paid to the Yuma Interest Holders in the proportion that their respective percentage interests bear to all of the Yuma Interests.  Although it is anticipated that a significant portion of Yuma Interest Holders will accept the offer to acquire their Yuma Interests, the total amount of accepting holders is uncertain.

GeoResources will not issue fractional shares in the mergers.  Rather, the number of shares of common stock which the respective Southern Bay partners, PICA members and Yuma Interest Holders receive will be rounded up to the next whole number of shares of common stock.

REPRESENTATIONS AND WARRANTIES

The merger agreement contains mutual representations and warranties made by each of GeoResources, Southern Bay, Chandler and PICA, regarding aspects of their respective businesses, financial condition and structure, as well as other facts pertinent to the mergers.  These representations and warranties are subject to materiality, knowledge and other similar qualifications in many respects and expire at the effective time of the mergers.  The representations and warranties of GeoResources and Southern Bay have been made respectively to the other parties, and Chandler and PICA together have made their representations and warranties to other parties.  In addition, those representations and warranties may be intended not as statements of actual fact, but rather as a way of allocating risk between the parties, have been modified by the disclosure schedules attached to the merger agreement, are subject to the materiality standards as described in the merger agreement, which may differ from what may be viewed as material by you, and were made only as of the date of the merger agreement, the closing date and as otherwise specified in the merger agreement.  The parties’ representations and warranties are contained in Articles 2 and 3 of the merger agreement.

Besides the obligation for partners of Southern Bay and members of PICA to make the additional capital contributions as set forth above, Southern Bay and PICA have warranted that, as of the closing, their respective bank debt will not be higher than $6,100,000 and $1,750,000, respectively.

CONDUCT OF PARTIES PENDING CLOSING

As set forth in Article 4 of the merger agreement, each party has agreed that until the closing, it will conduct its operations only in the ordinary course of business consistent with past practices, using its reasonable best efforts to maintain and protect its respective properties in business, including employees.

There are other specific restrictions and obligations included in the merger agreement.  Among these are prohibitions on distributions that the parties may make, except that Southern Bay will be permitted to distribute up to $1,200,000 to cover income tax liabilities of its partners, and GeoResources will be permitted to pay up to $250,000 (gross) of year end bonuses to its employees.  Additionally, GeoResources will be permitted to sell its leonardite properties and assets and distribute, as a cash dividend to its shareholders, one-half of the excess of the sales proceeds over the net book value of the leonardite properties and assets that are sold.

ADDITIONAL AGREEMENTS

Included among the obligations of the parties are, without limitation, the following:

•

The parties will afford each other the opportunity to review their books and records and conduct due diligence;

•

Each party agrees that it will notify the other parties if any of its representations and warranties become untrue or inaccurate in any material respect;

•

Each party agrees to use its reasonable best efforts to cause the transactions contemplated in the merger agreement to take place;

•

GeoResources will use its reasonable best efforts to cause its common stock to be approved for listing on the Nasdaq Global Stock Market; and

•

GeoResources is obligated to file this proxy statement with the SEC and notice and convene a special meeting of the shareholders as provided in this proxy statement to approve the amendment to GeoResources’ articles of incorporation, the issuance of the common stock included in the merger consideration and to purchase the Yuma Interests, and amend and restate its 2004 Employees’ Stock Incentive Plan.

CONDITIONS TO CLOSING

Conditions to the completion of the mergers, as set forth in the merger agreement, include:

•

Approval by the GeoResources shareholders of the issuance of common shares as provided in the merger agreement, amendment to the articles of incorporation increasing the authorized shares of GeoResources capital stock, and the Amended and Restated 2004 Employees’ Stock Incentive Plan;

•

Approval by the Southern Bay partners and PICA members of the transactions contemplated in the merger agreement;

•

Retirement of Chandler’s $2 million mezzanine debt either by (a) exchanging an interest in PICA for the debt, resulting in the debt holder receiving GeoResources common stock in the mergers, or (b) repayment of the debt;

•

Maximum bank debt of PICA and Southern Bay at time of mergers cannot exceed $1,750,000 and $6,100,000, respectively;

•

All representations and warranties of the parties shall be true and correct as of the closing date;

•

GeoResources shall have made offers to purchase the Yuma Interests to all of the Yuma Interest Holders and all such holders that accept such offer shall have entered into the Yuma Interests Sale Agreement, with such sales, purchases and transfers to take place concurrently with the closing;

•

The parties will have performed all agreements and covenants required by the merger agreement;

•

GeoResources shall have received a fairness opinion from C. K. Cooper by the time of closing to the effect that the mergers are fair to the GeoResources shareholders in terms of the merger consideration to be paid by GeoResources;

•

Each party’s counsel shall have rendered opinions reasonably satisfactory to the other parties regarding due authorization and power to perform, and binding effect, of the merger agreement;

•

Concurrently with the closing, the new executive officers and composition of the Board of Directors shall be in place, in compliance with Nasdaq rules and the merger agreement;

•

Each party shall have conducted its business in the ordinary course and otherwise have observed the requirements and restrictions as set forth in the merger agreement, including restrictions on distributions to equity holders;

•

Issuance of GeoResources’ common stock in the mergers and to the Yuma Interest Holders shall be considered by GeoResources as exempt from registration requirements of securities laws; and

•

The parties shall have performed due diligence and reached agreements concerning employment, employees and employee benefit plans, and agreed on overall procedures and documentation reasonably satisfactory to the parties’ respective counsel.

REGISTRATION RIGHTS AGREEMENT

Among the conditions to closing are that the parties shall have executed and delivered the registration rights agreement, with the intent and agreement that GeoResources will file a shelf registration statement after the mergers are completed.  The registration rights agreement will provide that the filing of a shelf registration statement, registering the offer and sale of the GeoResources common stock issued in the mergers (as well as stock issued to purchase the Yuma Interests) under the Securities Act of 1933, including an agreement to keep the registration statement effective for two years after the closing date.

TERMINATION OF THE MERGER AGREEMENT

The merger agreement may be terminated:

•

By any of the parties if the mergers have not been completed by March 31, 2007 (unless failure to close is due to a material breach of the merger agreement by the party seeking to terminate the agreement due to such failure to close) or the consummation of the transactions is in violation of any law or legal order;

•

By any party if the representations and warranties of any of the other parties are not true and correct, any condition would not be satisfied, or any party fails to meet its obligations under the merger agreement in any material respect, and the breach either cannot be cured or can be cured and is not cured within 30 days after notice; and

•

By GeoResources if its Board, in the reasonable exercise of their fiduciary duties, decides to accept a superior offer providing greater consideration to the shareholders of GeoResources; however, the other parties will have the right to match one such superior offer and proceed with the mergers and other transactions contemplated in the merger agreement on the same terms and conditions as the superior offer.  Termination on this basis will result in a termination fee as set forth immediately below.

TERMINATION FEE

If GeoResources’ Board of Directors determines to accept a superior offer and terminates the merger agreement as provided above, then, as the sole remedy available in that event, GeoResources will pay to Chandler and Southern Bay a cash termination fee equal to 4% of the value of the superior offer.

FINDER’S FEE

Michael J. Foy, a consultant to Chandler, beneficial owner of a limited partnership interest in Southern Bay, a Yuma Interest Holder, and a long standing business associate of Mr. Lodzinski, may be deemed a finder for Southern Bay in connection with the merger agreement.  While no formal contract exists, Mr. Foy is expected to receive compensation, not to exceed $300,000 payable solely by Southern Bay.  This compensation may be paid in a combination of cash, stock and property interests as agreed by Mr. Foy and Southern Bay.

OFFICERS AND DIRECTORS OF THE COMBINED ENTITY

Concurrently with the closing of the merger agreement, the following individuals will be appointed to fill the following officer positions of GeoResources, with proposed annual salaries as indicated:

Name	Position	Proposed Annual Salary

Frank A. Lodzinski	President and Chief Executive Officer	$175,000

Collis P. Chandler, III	Executive Vice President and Chief Operating Officer Northern Region	$150,000

Francis M. Mury	Executive Vice President and Chief Operating Officer Southern Region	$150,000

Robert J. Anderson	Vice President, Business Development, Acquisitions and Divestitures	$135,000

Jeffrey P. Vickers	Vice President, Williston Basin Exploration and Development	$125,000

Howard E. Ehler	Vice President and Chief Financial Officer	$125,000

The executive officers will be eligible to participate in employee benefit programs, including the GeoResources 2004 Employees’ Stock Incentive Plan.

In addition, Messrs. Lodzinski and Chandler will be requested to serve as directors of GeoResources.  Also, Christopher W. Hunt, Jay F. Joliat, Scott R. Stevens and Michael A. Vlasic, will be appointed to serve as directors.  The reconsititution of the GeoResources Board will be in compliance with applicable Nasdaq requirements, including the requirement that a majority of its members must be independent.

Information on the proposed executive officers and directors of GeoResources upon completion of the mergers is as follows:

Frank A. Lodzinski, age 57, has over 35 years of oil and gas industry experience.  In 1984, he formed Energy Resource Associates, Inc., which acquired management and controlling interests in oil and gas limited partnerships, joint ventures and producing properties.  Certain partnerships were exchanged for common shares of Hampton Resources Corporation in 1992, which Mr. Lodzinski joined as a director and President. Hampton was sold in 1995 to Bellwether Exploration Company for $35 million. In 1996, he formed Cliffwood Oil & Gas Corp. and in 1997, Cliffwood shareholders acquired controlling interests in Texoil, Inc.  In 2001, Texoil, Inc. was sold to Ocean Energy, Inc. for $135 million. In 2001, Mr. Lodzinski was appointed CEO and President of AROC, Inc.  In 2003, AROC Inc. completed a $71 million monetization with an institutional investor and began a plan of liquidation in 2004.  As part of that liquidation, Mr. Lodzinski was responsible for and oversaw petitions for liquidation under Federal bankruptcy laws, of two AROC Inc. subsidiaries, Latex Petroleum Corporation, an Oklahoma corporation and Source Petroleum Inc., a Louisiana corporation.  In 2004, Mr. Lodzinski formed Southern Bay Energy, LLC, the General Partner of Southern Bay, which acquired the residual assets of AROC, Inc., and he has served as President of Southern Bay Energy LLC since its formation.  He is a certified public accountant and holds a BSBA degree in Accounting and Finance from Wayne State University in Detroit, Michigan.

Collis P. Chandler, III, age 37, has been President and sole owner of Chandler Energy, LLC since its inception in July 2000.  From 1988–2000, Mr. Chandler served as Vice President of The Chandler Company, a privately-held exploration company operating primarily in the Rocky Mountains.  His responsibilities over the 12-year period included involvement in exploration, prospect generation, acquisition, structure and promotion as well as direct responsibility for all land functions including contract compliance, lease acquisition and administration.  Mr. Chandler received a Bachelor’s of Science degree from the University of Colorado, Boulder in 1992.

Robert J. Anderson, age 44, is a Petroleum Engineer with 19 years of diversified domestic and international experience with both major oil companies (ARCO International / Vastar Resources) and independent oil companies (Hunt Oil / Hugoton Energy / Anadarko Petroleum).  From October 2000 through February 2004, he was employed by Anadarko Petroleum Corporation as a petroleum engineer.  Thereafter, through the end of 2004, he was employed by AROC, Inc. as Vice President, Acquisitions and Divestitures.  He joined Southern Bay Energy, LLC in January 2005 as Vice President, Acquisitions and Divestitures.  His professional experience includes acquisition evaluation, reservoir and production engineering and field development, and project economics, budgeting and planning.  Mr. Anderson’s domestic acquisition and divestiture experiences include Gulf Coast Texas and Louisiana (offshore and onshore), east and west Texas, north Louisiana, Mid-Continent and the Rockies.  His international experience includes Canada, South America and Russia.  He has an undergraduate degree in Petroleum Engineering from the University of Wyoming (1986) and also holds an MBA, Corporate Finance, from the University of Denver (1988).

Howard E. Ehler, age 62, was employed as Vice President and Chief Financial Officer of AROC, Inc. from 2001 through 2004 and joined Southern Bay Energy, LLC as Vice President and Chief Financial Officer in September 2004.  He previously served as Vice-President of Finance and Chief Financial Officer for Midland Resources, Inc. from 1997 through 1998.  From 1999 through 2000 he performed independent accounting and auditing services in oil and gas as a sole practitioner in public accounting.  He was employed in public accounting with various firms for over 21 years, including practice with Grant Thornton, where he was admitted to the partnership.  He has substantive experience in oil and gas banking, finance accounting and reporting.  In addition, his experience includes partnership administration, tax, budgets and forecasts and cash management.  Mr. Ehler holds an Accounting degree from Texas Tech University (1966) and has been a certified public accountant since 1970.

Francis M. Mury, age 55, has been active in the oil and gas industry since 1974.  He was employed by AROC, Inc. as Executive Vice President from 2001 through 2004.  He joined Southern Bay Energy LLC in January 2005 as Executive Vice President.  Mr. Mury worked for Texaco, Inc. from July 1974 through March 1979, ending his tenure there as a petroleum field engineer.  From April 1979 through 1985, he worked for Wainoco Oil & Gas as a production engineer and drilling superintendent.  From 1986 to 1989 he worked for Diasu Oil & Gas as an operations manager.  He has worked with Mr. Lodzinski since 1989.  Employment included Hampton Resources Corporation, where he served as Vice-President-Operations from 1992 through 1995, and Texoil, Inc. where he served as Executive Vice President from 1997 through 2001.  His experience extends to all facets of petroleum engineering, including reservoir engineering, drilling and production operations and further into petroleum economics, geology, geophysics, land and joint operations.  Geographical areas of experience include the Gulf Coast (offshore and onshore), East and West Texas, Mid-Continent, Florida, New Mexico, Oklahoma, Wyoming, Pennsylvania and Michigan.  Mr. Mury received a degree in Computer Science (1974) from Nicholls State University, Thibodeaux, Louisiana.

Jeffrey P. Vickers, age 53, received a Bachelor of Science degree in Geological Engineering with a Petroleum Engineering option from the University of North Dakota in 1978.  In 1979, Mr. Vickers joined Amerada Hess Corporation as an Associate Petroleum Engineer in the Williston Basin.  In 1981, Mr. Vickers was employed by GeoResources as the Drilling and Production Manager where he was responsible for providing technical assistance and supervision of drilling and production operations and generated development drilling programs.  He has served as President of GeoResources since January 1, 1983 and as a director of GeoResources since June 1982.

PROPOSED NON-MANAGEMENT DIRECTORS

Christopher W. Hunt, age 38, has been a founder and president of Knightsbridge Capital, LLC, a private investment firm in Denver, Colorado, since 2002.  Prior to founding Knightsbridge Capital, Mr. Hunt served as a vice president at the Anschutz Corporation, from 1997 to 2001, where he provided financial, investment and merger and acquisition services for the company’s investment portfolio and served in the Denver and London, England, offices.  Previously, Mr. Hunt served in the private investment group of Bechtel Enterprises in San Francisco, California from 1996 to 1997.  Mr. Hunt holds a Bachelor’s Degree from Yale University (1990) and a Master’s Degree in Business from the J.L. Kellogg School of Management at Northwestern University (1995).

Jay F. Joliat, age 50, has, for more than the past five years, been an independent investor and developer in commercial, industrial and garden style apartment real estate and development, residential home building, restaurant ownership and management, as well as venture private equity in generic pharmaceuticals, medical devices and oil and gas.  He previously formed and managed his own investment management company early in his career and was formerly employed by E.F. Hutton and Dean Witter Reynolds.  He holds a Bachelor of Arts degree in Management and Finance from the Oakland University (1982) and was awarded a Certified Investment Management Analyst certificate in 1983 after completion of the IMCA program at the Wharton School of Business of the University of Pennsylvania.  From 1996 through 2003, Mr. Joliat served on the board of directors of Caraco Pharmaceutical Laboratories Ltd., a company with a class of equity securities registered under the Securities Exchange Act of 1934, and served in various capacities on the audit, executive and compensation committees.

Scott R. Stevens, age 33, has served on the board of managers of Southern Bay Energy, LLC since March 2005. He is a Vice President of Wachovia Capital Partners, which he originally joined in 1999.  Wachovia Capital Partners is the principal investing arm of the Wachovia Corporation, the fourth largest bank holding company in the United States.  He is a graduate of the University of North Carolina at Chapel Hill and has an MBA from the Graduate School of Business at Stanford University.

Michael A. Vlasic, age 46, has served on the board of managers of Southern Bay Energy, LLC since its inception in 2004.  He previously was a director of Texoil, Inc., a company with a class of equity securities registered under the Securities Exchange Act of 1934, where he served on the executive committee from 1997 until its sale to Ocean Energy Inc. in 2001.  For more than the past five years he has been Chief Executive Manager of Vlasic Investments LLC.  He is a graduate of Brown University.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

It is not anticipated that the GeoResources shareholders will incur any federal income tax consequences as a result of the mergers and other transactions contemplated in the merger agreement.

However, the mergers and purchase of the Yuma Interests generally will be taxable to the respective holders of the Southern Bay partnership interests, PICA membership interests and Yuma Interests.  Such holders are advised to seek the tax advice of their personal advisers in connection with assessing the income tax consequences of the transactions.

INFORMATION CONCERNING THE GEORESOURCES BOARD OF DIRECTORS

During the fiscal year ended December 31, 2005, the GeoResources Board held eight meetings.  In addition, the GeoResources Board acts from time to time by unanimous written consent in lieu of holding a meeting.  During the fiscal year ended December 31, 2005, the Board did not conduct any meetings by unanimous written consent.  Messrs. Hoffelt and Voller, and Mrs. Kruse attended 100% of the meetings.  Messrs. Krile and Ashley missed one meeting and Mr. Vickers missed two meetings.

While GeoResources does not have a formal policy regarding its Board members’ attendance at its annual meeting of shareholders, it has historically scheduled a meeting of the Board of Directors on the same day as its annual meeting so its Board members typically attend the annual meeting of shareholders.  In 2005, all members of the GeoResources Board attended its annual meeting of shareholders except Messrs. Krile and Hoffelt.

INDEPENDENCE OF DIRECTORS

Rules of the Nasdaq Stock Market require that a majority of the GeoResources Board be independent directors, as defined in NASDAQ Rule 4200(a)(15).  In June 2006, GeoResources reviewed the independence of its directors.  During this review, the GeoResources Board considered transactions and relationships between each director, or any member of his family, and GeoResources and its subsidiaries.  As a result of this review, the Board of Directors determined that a majority of the directors who were re-elected in 2006 are independent under Nasdaq Rules.  The GeoResources independent directors are: Messrs. Ashley, Hoffelt, Krile, and Voller.  Following the mergers the GeoResources independent directors are expected to be Messrs: Hunt, Joliat, and Stevens.

COMMITTEES OF THE BOARD OF DIRECTORS

To assist it in carrying out its duties, the GeoResources Board has delegated certain authority to an audit committee whose functions are described below:

Audit Committee

Members at November 1, 2006: Directors Hoffelt, Krile and Voller (Chairman)

Number of Meetings in 2005: four

Functions:

•

Assists the Board in fulfilling its oversight responsibilities as they relate to GeoResources’ accounting policies, internal controls, financial reporting practices and legal and regulatory compliance;

•

Hires the independent auditors;

•

Monitors the independence and performance of the GeoResources’ independent auditors and internal auditors;

•

Maintains, through regularly scheduled meetings, a line of communication between the GeoResources Board and GeoResources’ financial management, internal auditors and independent auditors; and

•

Oversees compliance with GeoResources’ policies for conducting business, including ethical business standards.

The GeoResources Board adopted an Audit Committee Charter in 2000 and subsequently amended and restated the Charter in March, 2004.

The GeoResources Board has determined that Mr. Voller is qualified as an “audit committee financial expert” as that term is defined in the rules of the SEC.

The GeoResources common stock is quoted on the Nasdaq Capital Market.  Pursuant to Nasdaq rules, the Audit Committee is to be comprised of three or more directors as determined by the GeoResources Board, each of whom shall be “independent”.  The GeoResources Board has determined that all members of the Audit Committee are independent, as defined in the listing standards of the Nasdaq Stock Market and the rules of the SEC.

Compensation and Nominating Functions

The GeoResources Board does not maintain a nominating committee with respect to identifying, evaluating or recommending candidates for the GeoResources Board, nor does it maintain a compensation committee to administer the compensation plans and oversee executive compensation of GeoResources.  Instead, these functions are performed by the full GeoResources Board.  The GeoResources Board does not maintain these committees for the following reasons:

•

GeoResources is a small company with only 12 full-time employees, 10 of whom are located in Williston, North Dakota, one in Westhope, North Dakota and one in Alzada, Montana.

•

Many boards of directors of large companies, due to the large number of directors they maintain, find it necessary to delegate their duties to committees in order to dispense their duties in an orderly fashion.  As a small company, the GeoResources Board currently consists of six directors.  Thus, the GeoResources Board believes it is not necessary or warranted for its Board to delegate duties to committees of the Board.

In compliance with rules and regulations of the Nasdaq Stock Market, nominees for the GeoResources Board and executive compensation must be approved by a majority of its independent directors.

CODE OF ETHICS

The GeoResources Board has adopted a Code of Business Conduct and Ethics (“Code”), which is posted on the GeoResources web site located at www.geoi.net. You may also obtain a copy of our Code by requesting a copy in writing at 1407 West Dakota Parkway, Suite 1-B, Williston, North Dakota 58801 or by calling GeoResources at (701) 572-2020.

The GeoResources Code provides general statements of expectations regarding ethical standards that GeoResources expects its directors, officers and employees to adhere to while acting on the behalf of GeoResources.  Among other things, the Code provides that:

•

GeoResources will comply with all applicable laws, rules and regulations;

•

The directors, officers and employees of GeoResources are to avoid conflicts of interest and are prohibited from competing with GeoResources or personally exploiting its corporate opportunities;

•

The directors, officers and employees of GeoResources are to protect its assets and maintain its confidentiality;

•

GeoResources is committed to promoting values of integrity and fair dealing; and

•

GeoResources is committed to accurately maintaining its accounting records under generally accepted accounting principles and timely filing our periodic reports.

The Code also contains procedures for the employees of GeoResources to report, anonymously or otherwise, violations of the Code.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than the transactions described herein pursuant to the merger agreement, there are no transactions or series of similar transactions since the beginning of our last fiscal year or any currently proposed transaction or series of similar transactions to which we were or are to be a party, and which the amount involved exceeds $60,000 and in which any director, executive officer, designee for appointment as a director, principal shareholder or any member of their immediate family had or will have a direct or indirect material interest.

LEGAL PROCEEDINGS

GeoResources is not aware of any legal proceedings in which any director, officer or any owner of record or beneficial owner of more than five percent of any class of GeoResources ' voting securities, or any affiliate of such person, or of any affiliate of any director, officer, affiliate of GeoResources or security holder, is a party adverse to GeoResources or has a material interest adverse to GeoResources.

BUSINESS OF SOUTHERN BAY

General

Southern Bay and its general partner, Southern Bay Energy, L.L.C., were formed under Texas law in September 2004, to engage in oil and gas exploration and development.  Southern Bay was initially capitalized through a contribution of cash and oil and gas properties totaling approximately $10.0 million by a predecessor to the Vlasic FAL, L.P. (“VFAL”).  VFAL is a Texas limited partnership with VL Energy, LLC, a Texas limited liability company, wholly-owned by Frank A. Lodzinski, being the general partner, and Vlasic Investments, LLC and Azure Energy, LLC being limited partners.

On December 22, 2004, Southern Bay consummated a $6.5 million acquisition of certain entities and net assets from AROC, Inc. (“AROC”).  The acquisition also included the purchase of general partner interests in a limited partnership.  On February 8, 2005, Southern Bay acquired operating interests in the Frisco and East Fordoche Fields (both referred to as the “Frisco Acquisition”), located in Pointe Coupee Parish, Louisiana, for a net cash consideration of approximately $2.1 million.  On March 15, 2005, Wachovia Capital Partners 2005 (“WCP”) invested approximately $4.0 million in cash in Southern Bay and committed to invest additional capital of $6.0 million. VFAL has also committed an additional $15.8 million of capital to Southern Bay.  Pursuant to its partnership agreement, other commitments were due proportionately, in whole or part, when requested by Southern Bay.  As part of the merger agreement, Southern Bay will call an aggregate of approximately $19.1 million from these entities.  In addition, Southern Bay has a $15 million revolving credit facility with Wachovia Bank, of which $7.9 million was not used as of September 30, 2006.  In June 2006, Southern Bay acquired additional operated producing oil wells in the Frisco Field, Point Coupee Parish, Louisiana, where Southern Bay operates properties, for a total purchase price of $9.1 million.  In order to fund the purchase Southern Bay borrowed $6 million on its line of credit agreement with Wachovia Bank.  Since that date, Southern Bay has paid down $1 million of the balance.

As of September 30, 2006, Southern Bay had developed oil and gas leases covering approximately 15,000 net acres in Texas, Louisiana and Colorado, and during the first half of 2006 sold an average 782 net equivalent barrels of oil and gas per day from 224 gross (73 net) productive wells located primarily in Louisiana and Texas.

Southern Bay holds direct interests in oil and gas properties and related assets and also conducts its business activities through subsidiary entities.  Southern Bay has the following subsidiaries:

1.

Southern Bay Operating, LLC – the primary operating company for the Southern Bay group.  It is the operator of record for certain existing fields and for all future activities of Southern Bay.

The following subsidiaries were acquired by Southern Bay from AROC.  These entities were organized under Texas law and are wholly-owned subsidiaries of Southern Bay.  They were acquired essentially as an operating business unit, owning and operating underlying oil and gas properties of AROC Energy, L.P. (“AELP”):

1.

AROC Resources, L.L.C. – is the general partner of AELP. The limited partner in this partnership is a large institutional oil and gas investor.  AROC Resources, LLC receives 4% of AELP cash flows as a management fee.

2.

AROC Oil & Gas, L.L.C. – was formed in 2003, in connection with the formation of AELP.  It directly owns approximately 3% of the properties that were conveyed to that partnership.

3.

AROC (Texas), Inc. – is an operating company that was formed in 1999 and is the operator for many of the properties owned by AELP and AROC Oil & Gas, L.L.C.

Set forth below is a map indicating the location of Southern Bay’s oil and gas properties.

Sources and Availability of Raw Materials and Leases

Maintaining sufficient leasehold mineral interests for oil and gas exploration and development is a primary continuing need in the oil and gas business.  Southern Bay believes that its current undeveloped acreage is sufficient to meet its presently foreseeable oil and gas leasehold needs.

Major Customers

Southern Bay sells its crude oil and natural gas to purchasers with facilities located near its wells.  In 2005, Southern Bay sold its crude oil and natural gas to approximately 30 purchasers, of which the largest purchasers were Chevron (18.5%), Noble Energy (17.9%), and Houston Pipeline Company, LP (17.6%).  Southern Bay believes there are other crude oil purchasers to whom it would be able to sell its oil, if any of its current purchasers discontinued purchasing from us.

Backlog Orders, Research and Development

Southern Bay does have many material long-term or short-term contracts to supply oil or gas.  Southern Bay enters into short-term contracts to deliver quantities of oil or gas to purchasers or aggregators as is customary in the industry; however, no significant backlog exists.  Southern Bay’s oil and gas division order contracts and any off-lease-marketing arrangements are typical of those in the industry with 30 to 90 day cancellation notice provisions.  They generally do not require long-term delivery of fixed quantities of oil or gas.  Southern Bay has not spent any material time or funds on research and development and does not expect to do so in the foreseeable future.

Competition

In addition to being highly speculative, the oil and gas business is intensely competitive among the many independent operators and major oil companies in the industry.  Many competitors possess financial resources and technical facilities greater than those available to Southern Bay; and they may, therefore, be able to pay more for desirable properties or find more potentially productive prospects.  However, Southern Bay believes it has the ability to obtain leasehold interests, which will be sufficient to meet its oil and gas needs in the foreseeable future.

Environmental Regulations

All of Southern Bay’s operations are generally subject to numerous stringent federal, state and local environmental regulations under various acts including the Comprehensive Environmental Response, Compensation and Liability Act; the Federal Water Pollution Control Act; and the Resources Conservation and Recovery Act.

For example, the oil and gas business is affected by diverse environmental regulations including those regarding the disposal of produced oilfield brines, other oil-related wastes, and wastes not directly related to oil and gas production.  Additional regulations exist regarding the containment and handling of crude oil as well as preventing the release of oil into the environment and a number of others.  It is not possible to estimate future environmental compliance costs due in part to the uncertainty of continually changing environmental initiatives.  While future environmental costs can be expected to be significant to the entire oil and gas industry, Southern Bay does not believe that its costs would be any more of a relative financial burden than its peers, and environmental compliance costs will be recovered in the marketplace.  During 2005 and 2004, environmental compliance costs identified to an actual account were $8,220 and $0, respectively.  However, that is materially less than the real costs, because compliance costs are complex and difficult to differentiate in a system of invoicing.

Foreign Operations and Export Sales

Southern Bay has no production facilities or operations in foreign countries.

Employees

At September 30, 2006, Southern Bay had 42 full-time employees of which 16 are located in the Houston office and 26 are field employees.  Its employees are not represented by any unions or other collective bargaining agreement, and Southern Bay believes its employee relationships are excellent.

Properties

The properties of Southern Bay consist of two main categories: office and oil and gas exploration and production.  All of the oil and gas properties are mortgaged pursuant to the terms of the credit agreement.  See Note C to the Southern Bay Consolidated Financial Statements included in this proxy statement for further information.

Office

Southern Bay leases 10,576 square feet of office space in an office building in Houston, Texas, which is owned by a non-affiliated party.  Monthly rental payments are approximately $13,440 and the lease expires October 31, 2008.

Oil and Gas Exploration and Production

Southern Bay owns developed oil and gas leases totaling 52,290 gross (15,355 net) acres as of September 30, 2006, plus associated production equipment.  Southern Bay also owns a number of undeveloped oil and gas leases.  The acreage and other additional information concerning Southern Bay’s oil and gas operations are presented in the following tables.

Estimated Net Quantities of Oil and Gas and Standardized Measure of Future Net Cash Flows.

All of Southern Bay’s oil and gas reserves are located in the United States.  Unaudited information concerning the estimated net quantities of all of its proved reserves and the standardized measure of future net cash flows from the reserves is presented below.  The estimates are based upon estimates by Southern Bay.  Southern Bay has no long-term supply or similar agreements with foreign governments or authorities, and it does not own an interest in any reserves accounted for by the equity method.

December 31, 2005:
Estimated reserve quantities:
	Oil (Bbl)	Gas (Mcf)
Total proved reserves	1,328,384	5,479,891
Proved developed reserves	1,211,555	4,924,684

Standardized measure of estimated future net cash flows:
Estimated future net revenue		$123,131,516
Estimated future production costs		44,893,469
Estimated future development costs		3,613,204

Estimated future net cash flows		74,624,843
10% discount for the estimated timing of future cash flows		25,604,359
Standardized measure of estimated future net cash flows		$ 49,020,484

Net Oil and Gas Production, Average Price and Average Production Cost.

The net quantities of oil and gas produced and sold by Southern Bay for the periods presented in the tables below, the average sales price per unit sold and the average production cost per unit are as follows:

Oil & Gas

				AVERAGE	AVERAGE
	NET	NET	NET	OIL	GAS	AVERAGE
	OIL	GAS	OIL & GAS	SALES	SALES	PROD.
	PROD.	PROD.	PROD.	PRICE	PRICE	COST PER
YEAR	(BBLS)	(MCF)	(BOE)*	PER BBL	PER MCF	BOE**

2005	153,962	559,419	247,199	$ 47.97	$ 6.86	$ 16.45
2004 (2 months)	6,926	25,199	11,126	$ 44.50	$ 7.06	$ 13.35

*Barrels of oil equivalent have been calculated on the basis of six thousand cubic feet (6 MCF) of natural gas equal to one barrel of oil equivalent (1 BOE).

**Average production cost includes lifting costs, remedial workover expenses and production taxes.

Gross and Net Productive Wells.

As of September 30, 2006, the total gross and net productive wells of Southern Bay were as follows:

Productive Wells*

OIL		GAS		TOTAL**

GROSS WELLS	NET WELLS	GROSS WELLS	NET WELLS	GROSS WELLS	NET WELLS

153	47.8	71	25.0	224	72.8

*There are no wells with multiple completions.  A gross well is a well in which a working interest is owned.  The number of net wells represents the sum of fractional working interests Southern Bay owns in gross wells.  Productive wells are producing wells plus shut-in wells Southern Bay deems capable of production.  Horizontal re-entries of existing wells do not increase a well total above one gross well.

**The above table reflects only wells held directly by Southern Bay exclusive of those associated with AELP.  AROC Oil & Gas, LLC was formed in connection with AELP and holds minor working interests in approximately 287 wells with an average working interest of 1.9%.

Gross and Net Developed and Undeveloped Acres.

As of September 30, 2006, Southern Bay had total gross and net developed and undeveloped oil and gas leasehold acres as set forth below.  The developed acreage is stated on the basis of spacing units designated by state regulatory authorities.  Undeveloped acreage is considered to be those lease acres on which wells have not been drilled or completed to a point that would permit the production of commercial quantities of oil and gas regardless of whether or not such acreage contains proved reserves.  Undeveloped acreage should not be confused with undrilled acreage held by production under the terms of a lease.

	DEVELOPED		UNDEVELOPED		TOTAL
	Gross	Net	Gross	Net	Gross	Net

Colorado	1,620	243	125,799	14,092	127,419	14,335

Louisiana	26,210	6,616	1,162	505	27,372	7,121

Texas	24,460	8,496	2,641	744	27,101	9,240

ALL STATES	52,290	15,355	129,602	15,341	181,892	30,696

*The above table reflects only properties held directly by Southern Bay exclusive of those directly associated with AELP.  AROC Oil and Gas, LLC was formed in connection with AELP and owns negligible interests in AELP properties outside of the partnership which total approximately 102,000 gross developed and 2,200 net developed acres.

Exploratory Wells and Development Wells.

Set forth below for the last two fiscal years ended December 31, 2005 and for the six months ended June 30, 2006, is information concerning the number of wells drilled by Southern Bay.

	NET EXPLORATORY		NET DEVELOPMENT		TOTAL NET PRODUCTIVE
YEAR	WELLS DRILLED		WELLS DRILLED		OR DRY WELLS DRILLED*

	PRODUCTIVE	DRY	PRODUCTIVE	DRY

2006 (through June 30)	0	0.13	1.8	0	1.9
2005	0.4	0	1.6	0.3	2.3
2004	0	0	0	0	0

*Horizontal re-entries of existing wells are counted as a new well drilled.

Present Activities

At October 9, 2006, Southern Bay had no wells in the process of drilling.

Supply Contracts or Agreements

Southern Bay is not obligated to provide a fixed or determinable quantity of oil and gas in the future under any existing contract or agreement, beyond the short-term contracts customary in division orders and off lease marketing arrangements within the industry.

Legal Proceedings

From time to time Southern Bay is engaged in litigation in the normal course of its business.  Currently, Southern Bay has five litigation matters that, in the opinion of its management, if determined adversely to Southern Bay, would not have a material effect on Southern Bay’s financial condition or results of operations, either individually or collectively.

SOUTHERN BAY MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

Southern Bay operates in one business segment: oil and gas exploration, development and production.  Its oil and gas strategy is focused on acquisitions of producing properties with upside potential, which are located in its core areas, as well as exploitation of existing oil and gas properties.  Southern Bay was formed in September 2004 and began operations in October 2004.  Therefore its results of operations for the year 2005 are not comparable to that of 2004.

BUSINESS ENVIRONMENT AND RISK FACTORS

This discussion and analysis of financial condition and results of operations contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are based on management’s beliefs, assumptions, current expectations, estimates and expectations about the oil and gas industry, the overall economy and Southern Bay.  Words such as “may,” “will,” “expect,” “anticipate,” “estimate,” or “continue,” or comparable words are intended to identify forward-looking statements.  These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence.  Therefore, the actual results and outcomes of Southern Bay may materially differ from what may be expressed or forecasted in our forward-looking statements.  Furthermore, Southern Bay undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

Some factors that could cause actual results to differ materially from forward-looking statements include, but are not limited to, changes in production volumes; world-wide supply and demand, which affect oil prices; the timing and extent of success in acquiring, discovering, developing and producing oil and natural gas; risks inherent in the drilling and operation of oil and natural gas wells; future production development costs; the effect of existing and future laws, government regulations and the political and economic climate of the United States; and conditions in the capital markets.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

The preparation of financial statements requires management to make estimates and judgments that affect the reported amounts of assets, liabilities, revenue and expense and disclosures relating to contingent assets or liabilities.  Southern Bay continually evaluates its estimates of oil and gas reserves, which affects depreciation, depletion and amortization expense, as well as impairment of oil and gas properties; allowance for doubtful accounts; and other estimates affecting provisions for possible losses.  Southern Bay bases its estimates on historical experience and various assumptions, which it believes are reasonable under the circumstances.  Although actual results may differ from these estimates under different assumptions or conditions, Southern Bay believes that its estimates are reasonable given currently available information.  The following critical accounting policies relate to the more significant judgments and estimates used in preparing the consolidated financial statements of Southern Bay.

Oil and gas properties

Southern Bay employs the successful efforts method of accounting for its oil and gas properties.  Under that method, all costs of acquiring and developing proved reserves, as well as successful exploratory wells are capitalized.  Depreciation, depletion and amortization is computed under the units-of-production method on a property-by-property basis, based on proved reserves as estimated by independent petroleum engineers.  Oil and gas properties are evaluated for impairment, no less than annually.

Asset Retirement Obligations

As required by generally accepted accounting principles, Southern Bay records the present value of the estimated liability for ultimate retirement of its oil and gas properties.  Costs considered include plugging, abandonment and site restoration.

OFF BALANCE SHEET ARRANGEMENTS

Southern Bay has no off balance sheet arrangements, special purpose entities, financing partnerships or guarantees.

NEW ACCOUNTING STANDARDS

In December 2004, the FASB issued SFAS No. 123R, “Share Based Payments”, which replaces SFAS No. 123, “Accounting Stock Based Compensation” and supersedes APB No. 25, “Accounting for Stock Issued to Employees”.  The statement requires companies to recognize expense for the fair value of stock options and other equity based compensation.  The statement, which became effective for Southern Bay effective January 1, 2006, resulted in a non-cash charge to income of $209,000 during the first six months of 2006.

In December 2004, the FASB issued SFAS No. 123R, “Share Based Payments”, which replaces SFAS No. 123, “Accounting Stock Based Compensation” and supersedes APB No. 25, “Accounting for Stock Issued to Employees”.  The statement requires companies to recognize expense for the fair value of stock options and other equity based compensation.  The statement, which became effective for Southern Bay effective January 1, 2006, is not expected to have a material effect on its financial position or results of operations.

In March 2005, the FASB issued Interpretation No. 47 (Fin 47), “Accounting for Conditional Asset retirement Obligations” which clarifies portions of SFAS No. 143, “Accounting for Asset Retirement Obligations”.  Currently, Southern Bay has no situations that would require revaluation of its asset retirement obligations as a result of this Interpretation, which became effective for us on January 1, 2006.

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections”.  Southern Bay does not expect this pronouncement to have an impact on Southern Bay’s financial statements.

RESULTS OF OPERATIONS

Twelve months ended December 31, 2005, and four months ended December 31, 2004

Southern Bay achieved net income of $4,990,119 and $227,860 for the year ended December 31, 2005 and the four months ended December 31, 2004, respectively.  The $4.8 million increase resulted from the fact that Southern Bay was initially formed in September 2004; therefore, the following comparative analyses relate to four months of activity for 2004 versus 12 months for 2005.  The following table summarizes the changes in net income between the two periods:

Net Amount
Contributing
to increase (decrease)
in net income
$(000's)

Oil and gas sales	$10,736
Partnership management fees	575
Property operating income	846
Equity in partnership earnings	112
Gain on sale of oil and gas properties	443
Gain on involuntary conversion	353
Lease operating and workover expenses	(3,129)
Production taxes	(1,045)
General and administrative expenses - net	(2,347)
Depletion, depreciation and amortization expense ("DD&A")	(1,499)
Hedge ineffectiveness	(400)
Interest expense – net	(146)
Other income – net	263
Provision for income taxes
$ 4,762

The following discussion applies to the changes shown above.

Oil and gas sales for the year ended December 31, 2005, were $11,221,881.  Production was down for the year due primarily to the effects of hurricane damage in the fourth quarter to two Louisiana fields and one Texas field.  Gas production was down primarily due to a shortage of rigs and delays in drilling and recompletions.  However, higher than anticipated realized prices resulted in overall higher than expected revenues for the year.  In addition, there were no partnership related income items for 2004 versus 2005; nor were there any oil and gas properties sold or property operating income recorded in 2004.  The gain on involuntary conversion adding to the total revenues of 2005 resulted from the excess of the insurance proceeds for hurricane damage to three facilities versus the carrying value of the assets.  The following table summarizes production and pricing information for 2005 and 2004:

	Year	Four Months
	Ended	Ended
	December 31,	December 31,
	2005	2004
Gas Production (MMcf)	559	25
Oil Production (MBbls)	154	7
Barrel of oil equivalent (MBOE)	247	11
Average Price Gas (per Mcf), net of hedges	$6.86	$7.06
Average Price Oil (per Bbl), net of hedges	$47.97	$44.50
Average Price per BOE	$45.43	$43.69

Lease operating expenses for the year ended December 31, 2005, reflected industry-wide price increases for goods and services.  In addition, costs relating to the hurricane damage had an adverse effect on operating expenses for the year.  Prevailing costs for services, materials, supplies and rig rates were higher for 2005 as a result of industry-wide increases.

General and administrative costs totaled $2.3 million for the twelve months ended December 31, 2005, versus about $1,100 for the four months ended December 31, 2004, as Southern Bay was substantially inactive until January 1, 2005.

Interest expense of $146,375 resulted primarily from interest payments on long-term debt and amortization of deferred financing costs.  Other income for 2005 consisted mainly of interest income and field services income.  There were no comparable income items for the four months ended December 31, 2004.

Six months ended June 30, 2006, compared to six months ended June 30, 2005

Southern Bay achieved net income of $2,742,000 and $2,421,000 for the six months ended June 30, 2006 and 2005, respectively.  The $321,000 increase in net income resulted primarily from the following factors:

Net Amount
Contributing
to increase (decrease)
in net income
$(000's)

Oil and gas sales	$1,195
Partnership management fees	(168)
Property operating income	(21)
Equity in partnership earnings	29
Gain on sale of oil and gas properties	315
Lease operating and workover expenses	(462)
Production taxes	46
Exploration expense	(431)
General and administrative expenses – net	(200)
Depletion, depreciation and amortization expense ("DD&A")	(649)
Hedge ineffectiveness	398
Interest expense – net	67
Other income – net	202
$321

The following discussion applies to the above differences.

The $1.2 million or 20% increase in oil and gas sales was due to increases in crude oil and natural gas prices.  In addition, overall oil and gas production increased slightly, despite the fact that there was no production in the first six months of 2006 from the three fields damaged by the hurricanes in August and September of 2005.  A summary of volume and price information for the six months ended June 2006 and 2005 is shown in the table presented immediately below.

	Percent	Six Months
	Increase	June 30,
	(Decrease)	2006	2005

Gas Production (MMcf)	5%	331	315
Oil Production (MBbls)	1%	86	85
Barrel of oil equivalent (MBOE)	3%	141	137
Average Price Gas (per Mcf)	10%	$7.27	$6.59
Average Price Oil (per Bbl)	21%	$53.49	$44.39
Average Price per BOE	17%	$49.64	$42.53

Lease operating expenses and workover costs increased $462,000 or 56% due to a higher demand for personnel, materials, services and rigs resulting primarily from increased commodity prices.  Production taxes decreased $46,000 or 9% resulting primarily from a nonrecurring refund in the first six months of 2006 of approximately $120,000.

Partnership management fees decreased $168,000 or 49% primarily as a result of the loss of production caused by hurricane damage in three fields owned by an affiliated partnership and low oil hedge prices.  Equity in partnership earnings also declined $29,000 or 50% for the same reasons.

Property operating income decreased $21,000 or 5% for the six months ended June 30, 2006 compared to the same period for 2005, primarily as a result of suspended operations in hurricane-damaged fields.

For the first six months of 2006, the loss from hedge ineffectiveness decreased by $398,000 over the comparable period for 2005.  This resulted from a reduction in the liability associated with the mark-to-market valuation of hedges, due primarily to a drop in natural gas prices.  Hedge ineffectiveness measures the extent to which our hedge reference prices (NYMEX) are not 100% correlative with the actual prices we receive and, therefore, do not totally offset increases and decreases in oil and gas prices received.

Exploration costs increased $431,000 for the first six months of 2006, compared to the first six months of 2005, as a result of the drilling of two exploratory dry holes in the second quarter of 2006.

General and administrative expense increased by $200,000 in the first half of 2006 over the same period of 2005.  This was due to a non-cash charge of $209,000 related to the grant of incentive partnership units to certain employees in the first half of 2006.

The $649,000 or 82% increase in DD&A expenses was due to the increase in capitalized balances subject to DD&A, offset by increases in estimated recoverable reserves, resulting from the acquisition and development of oil and gas properties.  Gross capitalized costs included in oil and gas properties were $31.8 million and $21.2 million at June 30, 2006 and 2005, respectively.

Interest expense decreased $68,000 for the six months ended June 30, 2006, compared to the comparable period for 2005 due to reductions in long-term debt.  Other income – net increased $203,000 for the same period versus 2005 due mainly to increased interest on short-term investments and increased income from field services.

LIQUIDITY AND CAPITAL RESOURCES

At June 30, 2006, Southern Bay had current assets of $18,239,000 and current liabilities of $19,638,000 (including commodity hedge liabilities of $2,745,000), for a working capital deficit of $1,399,000 and a current ratio of .93 to 1.  The current ratio at December 31, 2005 was 1.03 to 1 and, at December 31, 2004 was 1.05 to 1.  Southern Bay funded property acquisition and development costs with operating cash flows in both 2005 ($10.9 million) and in the first six months of 2006 ($5.7 million).

Cash flows from operations totaled $7.1 million in the first six months of 2006 and $6.4 million for the year ended December 31, 2005.  The increase in the first six months of 2006 was due primarily to higher oil and gas prices and increased production due to acquisitions in 2005 and 2006.  The increase in 2005 over 2004 was due to 2004 being the initial period of Southern Bay’s operations, for which it had only two months of oil and gas production activity.

During the first six months of 2006, investing activities used $10.4 million for net additions to oil and gas properties, including a $9.0 million acquisition in June 2006.  During the year ended December 31, 2005, investing activities utilized a net of $9.5 million, including $10.9 million in property additions.

During the first six months of 2006, financing activities provided a net $5 million, comprised of $6.0 million in borrowings under Southern Bay’s credit agreement with Wachovia Bank, less $1.0 million in cash distributions to partners.

As of June 30, 2006, Southern Bay had $9 million available under its bank credit agreement and capital call commitments totaling $22 million.  Southern Bay believes that its existing capital resources and cash flows from operations are sufficient to meet its capital needs.

During the remainder of 2006, Southern Bay expects drilling and development expenditures to total about $1.4 million.

Contractual Commitments

At June 30, 2006, Southern Bay had the following contractual commitments:

		Less than	1-3	3-5	More than
	Total	1 year	years	years	5 years

Long-term debt	$ 6,100,000	$ -	$6,100,000
Operating leases	386,904	149,387	237,517	-	-
Drilling contracts	1,140,460	1,140,460	-
Commodity hedges	4,115,499	2,745,646	1,369,853

Total	$11,742,863	$4,035,493	$7,707,370	$ -	$ -

BUSINESS OF CHANDLER

General

Chandler was founded in July 2000 by its sole owner, Collis P. Chandler, III.  Chandler has been staffed with oil and gas engineering, land, geological, financial and accounting professionals with substantial experience in the energy industry.  It has focused on assembling and drilling exploration and exploitation prospects in Colorado and Utah and seeking the acquisition of producing oil and gas properties that demonstrate predictable cash flows and/or additional exploitation opportunities.  Chandler operates properties in Colorado, Montana, North Dakota and Michigan, with non-operated interests in Utah.

Chandler’s objectives have been to focus on properties where it can exercise operational control, maintain general administrative cost disciplines and combined acquisition and/or exploration drilling of operated properties in its core areas to create substantial development drilling opportunities, which when combined with internally generated funds and traditional debt, can expose the company to substantial upside while seeking to limit downside risk.  The information below relates to properties and reserves that will be transferred to PICA immediately before the closing of the merger agreement.  PICA will then merge with Chandler Acquisition, LLC, a wholly-owned subsidiary of GeoResources.

Oil and Gas Exploration and Production

The below map depicts Chandler’s producing properties.  These property interests will be owned by GeoResources as part of the mergers.

Estimated Net Quantities of Oil and Gas and Standardized Measure of Future Net Cash Flows.

All of Chandler’s oil and gas reserves are located in the United States.  Unaudited information concerning the estimated net quantities of all of its proved reserves is presented below.  The estimates are based upon estimates by Chandler.  Chandler has no long-term supply or similar agreements with foreign governments or authorities, and it does not own an interest in any reserves accounted for by the equity method.

December 31, 2005:
Estimated reserve quantities:
	Oil (Bbl)	Gas (Mcf)
Total proved reserves	297,050	7,611,067
Proved developed reserves	291,501	4,734,562

Standardized measure of estimated future net cash flows:
Estimated future net revenue		$79,928,742
Estimated future production costs		22,558,834
Estimated future development costs		2,743,896

Estimated future net cash flows		54,626,012
10% discount for the estimated timing of future cash flows		30,758,139
Standardized measure of estimated future net cash flows		$23,867,873

Net Oil and Gas Production, Average Price and Average Production Cost.

The net quantities of oil and gas produced and sold by Chandler for the periods presented in the tables below, the average sales price per unit sold and the average production cost per unit are as follows:

Oil & Gas

				AVERAGE	AVERAGE
	NET	NET	NET	OIL	GAS	AVERAGE
	OIL	GAS	OIL & GAS	SALES	SALES	PROD.
	PROD.	PROD.	PROD.	PRICE	PRICE	COST PER
YEAR	(BBLS)	(MCF)	(BOE)*	PER BBL	PER MCF	BOE**

2006 (through June 30)	9,184	141,342	32,741	$ 63.66	$ 6.68	$ 11.69
2005	18,681	310,797	70,481	$ 53.85	$ 7.03	$ 10.33
2004	14,774	325,038	68,947	$ 37.76	$ 4.37	$ 10.47

*Barrels of oil equivalent have been calculated on the basis of six thousand cubic feet (6 MCF) of natural gas equal to one barrel of oil equivalent (1 BOE).

**Average production cost includes lifting costs, remedial workover expenses and production taxes.

Gross and Net Productive Wells.

As of September 30, 2006, the total gross and net productive wells of Chandler were as follows:

Productive Wells*

OIL		GAS		TOTAL

GROSS WELLS	OIL NET WELLS	GROSS WELLS	GAS NET WELLS	GROSS WELLS	TOTAL NET WELLS

18	3.9374	60	22.3745	78	26.3119

*A gross well is a well in which a working interest is owned.  The number of net wells represents the sum of fractional working interests Chandler owns in gross wells.  Productive wells are producing wells plus shut-in wells Chandler deems capable of production.  Horizontal re-entries of existing wells do not increase a well total above one gross well.

Gross and Net Developed and Undeveloped Acres

As of September 30, 2006, Chandler owns approximately the net and gross leasehold acres as summarized below.  The developed acreage is stated on the basis of spacing units designated by state regulatory authorities.  Undeveloped acreage is considered to be those lease acres on which wells have not been drilled or completed to a point that would permit the production of commercial quantities of oil and gas regardless of whether or not such acreage contains proved reserves.  Undeveloped acreage should not be confused with undrilled acreage held by production under the terms of a lease.

	DEVELOPED		UNDEVELOPED		TOTAL
	Gross	Net	Gross	Net	Gross	Net

Colorado	4,592	945	129,628	21,901	134,220	22,846

Michigan	2,278	1,446	40	25	2,318	1,471

Montana	640	251	320	177	960	428

Kansas	0	0	4,400	1,078	4,400	1,078

Louisiana	3,867	589	0	0	3,867	589

ALL STATES	11,377	3,231	134,388	23,181	145,765	26,412

Chandler also has a partnership interest in Utah with Wind River II Corporation, an unaffiliated entity, with respect to five producing and three shut in natural gas wells.

Exploratory Wells and Development Wells

Set forth below for the last two fiscal years ended December 31, 2005 and for the six months ended June 30, 2006, is information concerning the number of wells drilled by Chandler.

	NET EXPLORATORY		NET DEVELOPMENT		TOTAL NET PRODUCTIVE
YEAR	WELLS DRILLED		WELLS DRILLED		OR DRY WELLS DRILLED*

	PRODUCTIVE	DRY	PRODUCTIVE	DRY

2006 (through June 30)	11	--	2.75	--	2.75
2005	7	3	1.75	.79	2.5
2004	1	--	.07	--	.07

Present Activities

As of September 30, 2006, Chandler did not have any wells currently being drilled, but expects to participate in six gross and three net wells prior to year end subject to the availability of drilling services.

Supply Contracts or Agreements

Chandler is not obligated to provide a fixed or determinable quantity of oil and gas in the future under any existing contract or agreement, beyond the short-term contracts customary in division orders and off lease marketing arrangements within the industry.

Sources of Raw Materials

Chandler currently holds significant oil and gas leases, which is a continuing need in its business.  It expects to continue to acquire leases in the future in the combined entity it deems prospective to evaluate and increase reserves.  Additional leases will also be acquired with the purchase of additional properties.

Major Customers

During the year ended December 31, 2005, Chandler sold its crude oil and natural gas to Nexen, Shell, Enserco, and WPS, which constituted most of its oil and gas sales. Chandler believes that the loss of any of its crude oil and natural gas purchasers would not have any adverse effect on Chandler, as substitute purchasers are readily available.  Chandler does not have any long-term contracts, hedges or obligations on its production other than 30-day contracts commencing on the first of each month under standard industry terms and conditions.

Environmental Regulations

All of Chandler’s operations are generally subject to numerous stringent federal, state and local environmental regulations under various acts including the Comprehensive Environmental Response, Compensation and Liability Act; the Federal Water Pollution Control Act; and the Resources Conservation and Recovery Act.

For example, the oil and gas business is affected by diverse environmental regulations including those regarding the disposal of produced oilfield brines, other oil-related wastes, and wastes not directly related to oil and gas production.  Additional regulations exist regarding the containment and handling of crude oil as well as preventing the release of oil into the environment and a number of others.  It is not possible to estimate future environmental compliance costs due in part to the uncertainty of continually changing environmental initiatives.  While future environmental costs can be expected to be significant to the entire oil and gas industry, Chandler does not believe that its costs would be any more of a relative financial burden than its peers and environmental compliance costs will be recovered in the marketplace.

Employees

Chandler currently has five employees.  Its employees are not represented by any unions or other bargaining agreement, and Chandler believes its employee relationships are excellent.

Office

Chandler leases 3,597 square feet of office space in an office building in Denver, Colorado which is owned by a non-affiliated party.  Monthly rental payments are approximately $5,410 and the lease expires on January 31, 2008.  This lease will be assigned to PICA.

Contracts and Agreements

Chandler is not obligated to provide fixed or a determinable quantity of oil and gas.  Its properties are subject to standard agreements in the industry including, but not limited to, joint operating agreements, lease agreements, division order agreements and month-to-month purchaser agreements.

Legal Proceedings

Chandler is not a party to any pending, or to its knowledge, threatened legal proceedings.

PICA ENERGY, LLC MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

Under the Merger Agreement, Chandler will transfer the PICA Business to PICA, and PICA will merge into Chandler Acquisition.  The PICA Business constitutes most of the assets of Chandler, and all of the assets described above in “Business of Chandler.”

PICA operates in one business segment: oil and gas exploration, development and production.  Its oil and gas strategy is focused on acquisitions of producing properties with upside potential, which are located in its core areas, as well as exploitation of existing oil and gas properties and exposure to exploration projects with moderate risk and substantial upside.

BUSINESS ENVIRONMENT AND RISK FACTORS

This discussion and analysis of financial condition and results of operations contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are based on management’s beliefs, assumptions, current expectations, estimates and expectations about the oil and gas industry, the overall economy and PICA.  Words such as “may,” “will,” “expect,” “anticipate,” “estimate,” or “continue,” or comparable words are intended to identify forward-looking statements.  These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence.  Therefore, the actual results and outcomes of PICA may materially differ from what may be expressed or forecasted in our forward-looking statements.  Furthermore, PICA undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

Some factors that could cause actual results to differ materially from forward-looking statements include, but are not limited to, changes in production volumes; world-wide supply and demand, which affect oil prices; the timing and extent of success in acquiring, discovering, developing and producing oil and natural gas; risks inherent in the drilling and operation of oil and natural gas wells; future production development costs; the effect of existing and future laws, government regulations and the political and economic climate of the United States; and conditions in the capital markets.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

The preparation of financial statements requires management to make estimates and judgments that affect the reported amounts of assets, liabilities, revenue and expense and disclosures relating to contingent assets or liabilities.  PICA evaluates its estimates of oil and gas reserves annually, which affects depreciation, depletion and amortization expense, as well as impairment of oil and gas properties; allowance for doubtful accounts; and other estimates affecting provisions for possible losses.  PICA bases its estimates on historical experience and various assumptions, which it believes are reasonable under the circumstances.  Although actual results may differ from these estimates under different assumptions or conditions, PICA believes that its estimates are reasonable given currently available information.

RESULTS OF OPERATIONS

Twelve months ended December 31, 2005, and December 31, 2004

PICA recorded net revenue in excess of direct operating expense of $2,472,000 and $1,278,000 for the years ended December 31, 2005 and December 31, 2004, respectively.

	Year Ended	Year Ended
	12/31/05	12/31/04
Gas Production (MMCF)	311	329
Oil Production (MBBL)	19	28
Average Price Gas (per Mcf)	$7.03	$4.87
Average Price Oil (per Bbl)	$53.83	$37.76

The total oil and gas sales revenue increased by $1,188,000 in 2005 due primarily to increases in oil and gas prices versus 2004.  The lease operating expense decrease of 8.5% for the year ended December 31, 2005, as compared to December 31, 2004, reflected marketing cost arrangements which were revised effective August 2004.   Production taxes increased $86,000 in 2005 as a result of increased oil and gas revenues.

Six months ended June 30, 2006, compared to six months ended June 30, 2005

The $145,000 increase in oil and gas revenue was due primarily to increases in crude oil, and to a lesser degree, natural gas prices.  A summary of volume and price information for the six months ended June 30, 2006 and 2005 is shown in the table presented immediately below.

	Six Months – June 30,
	2006	2005
Gas Production (MMCF)	141	150
Oil Production (MBBL)	9	9
Average Price Gas (per Mcf)	$6.68	$6.14
Average Price Oil (per Bbl)	$63.66	$47.94

Lease operating expenses increased $66,000 or 21% due primarily to workover costs of $38,000 and $19,000 on wells in Frisco Field, Louisiana and the Hensler and Tveit wells in Montana.   Production taxes increased $25,000 primarily as a result of increased oil and gas revenues.

PROPOSAL 2

AMENDMENT TO THE ARTICLES OF INCORPORATION

PURPOSE AND EFFECT OF AMENDMENT TO ARTICLES OF INCORPORATION

Presently GeoResources’ articles of incorporation authorize the issuance of 10,000,000 shares of common stock, $0.01 par value per share.  As of the record date, 3,792,269 shares were issued and outstanding.  Under applicable law, GeoResources is permitted to issue shares of its capital stock only to the extent such shares have been authorized for issuance under its articles of incorporation.  Consequently, under GeoResources’ present articles of incorporation, GeoResources is permitted to issue only an additional 6,207,731 shares, which is insufficient to permit the issuance of the 10,194,000 shares to the Southern Bay partners and the PICA members, as provided in the merger agreement, nor up to 496,000 shares to the Yuma Interest Holders.  Consequently, it is a condition in the merger agreement for the closing to occur that GeoResources’ articles of incorporation must be amended to increase the authorized shares of capital stock so that GeoResources can issue the required number of shares of common stock to complete the mergers.

GeoResources’ Board has approved, subject to shareholder approval, an amendment to GeoResources’ articles of incorporation to increase the number of authorized shares of capital stock to 120,000,000 shares, consisting of 100,000,000 shares of common stock, par value $0.01 per share, and 20,000,000 shares of preferred stock, par value $0.01 per share.  The amendment is attached to this proxy statement as Annex C.

The GeoResources Board believes this increase in the number of authorized shares of capital stock, beyond those needed to complete the mergers with Southern Bay and PICA and purchase the Yuma Interests, is desirable in order to provide GeoResources with adequate flexibility in future corporate planning and strategies.  The availability of additional authorized shares of common stock and preferred stock could be used for a number of purposes, including corporate financing, public or private offerings of common or preferred stock, future acquisitions, stock dividends, stock splits, strategic relationships with corporate partners, stock options, and other stock-based compensation.  The availability of additional authorized shares of capital stock is particularly important in the event that GeoResources’ Board needs to undertake any of the foregoing actions on an expedited basis, and avoid the time and expense of seeking shareholder approval in connection with the contemplated issuance of common stock.

Other than the issuance of common stock in connection with the mergers and to acquire the Yuma Interests, as set forth above, there are currently no plans, agreements or understandings regarding the issuance of any additional common stock or any preferred stock.  Except for the dilution of the existing GeoResources shareholders’ ownership in the combined entity after the mergers and purchases of the Yuma Interests, the increase in authorized shares of common stock will not have any immediate effect on the rights of GeoResources shareholders, including voting rights, dividend rights, liquidation rights or any other shareholder rights.  However, such additional authorized shares may be issued for such purposes and for such consideration as GeoResources’ Board may determine without further shareholder approval, including designating the rights, obligations and preferences of any issuance of preferred stock, unless such action is required by applicable law or Nasdaq rules (with respect to GeoResources’ listing of its common stock on the Nasdaq Capital Market, as is now the case, or if GeoResources’ common shares are approved for listing on the Nasdaq Global Market) or any stock exchange on which GeoResources’ securities may be listed.

GeoResources’ obligation to complete the merger agreement with Southern Bay and Chandler is conditioned upon shareholder approval of the amendment; however, if the amendment is approved and the mergers are not completed for other reasons, the amendment will still be put into effect.  The amendment to the GeoResources articles of incorporation will be effected by way of the filing of the articles of amendment with the Colorado Secretary of State following approval of the amendment by the GeoResources shareholders, in connection with or prior to the closing of the mergers and other transactions.

NO EXCHANGE OF CERTIFICATES

No exchange of stock certificates is necessary as a result of the amendment to increase the number of authorized shares of common stock.

VOTE REQUIRED

The affirmative vote of the holders of two-thirds of the shares of GeoResources’ common stock outstanding as of the record date is required for approval of the amendment to the articles of incorporation under the Colorado Business Corporation Act.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

THAT THE GEORESOURCES SHAREHOLDERS VOTE “FOR” THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION, INCREASING THE AUTHORIZED CAPITAL STOCK OF GEORESOURCES.

PROPOSAL 3
APPROVAL OF THE AMENDED AND RESTATED
2004 EMPLOYEES’ STOCK INCENTIVE PLAN

REASONS FOR AND EXPLANATION OF PROPOSAL

The GeoResources Board of Directors has unanimously approved for submission to a vote of the shareholders a proposal to amend and restate the 2004 Employees’ Stock Incentive Plan (as it presently exists prior to the proposed amendments, the “2004 Plan”).  As amended and restated pursuant to this Proposal 3, the plan will be referred to as the “Restated 2004 Plan.”  The Restated 2004 Plan is attached to this proxy statement as Annex D.

The GeoResources Board continues to believe that stock-based and other types of incentives are important factors in attracting, retaining and rewarding officers, employees, directors and consultants, and closely aligning their financial interests with those of the GeoResources’ shareholders.  The Board further believes that the added flexibility made available as a result of the proposed amendments to the 2004 Plan will enhance the ability to attract and retain effective and capable officers, employees, directors and consultants who will add to the continued growth and success of GeoResources.

The Restated 2004 Plan will, among other things, increase the number of shares of common stock reserved for issuance under the plan from 300,000 shares (under the 2004 Plan) to 2,000,000 shares (as provided in the Restated 2004 Plan).  One of the major reasons for increasing the number of shares authorized for issuance, as provided in the Restated 2004 Plan, is to accommodate the new and additional management, directors and employees of GeoResources after the mergers, as well as the increased size and operations of the combined GeoResources entity following the mergers.

In addition to this increase in the number of shares, the GeoResources Board is proposing other amendments to the Restated 2004 Plan to add flexibility and bring the Restated 2004 Plan’s benefits more in line with current practices among public companies with regard to stock-based and other types of incentive compensation.  Among other things, the Restated 2004 Plan will make available additional types of awards.  Whereas the 2004 Plan provides only for awards of restricted stock and stock options, the Restated 2004 Plan will also include provisions permitting the award of stock appreciation rights (“SARs”), performance units and management incentive awards, as summarized below.

In addition to current GeoResources personnel who participate in the 2004 Plan, or may participate in the Restated 2004 Plan, individuals who become members of management, employees, directors and consultants of the combined entity following the mergers, will be eligible to participate in the Restated 2004 Plan.  However, it is not determinable at this time who will receive what stock options under the Restated 2004 Plan, nor what their participation would have been for the past year if the Restated 2004 Plan had been in place.

SUMMARY OF THE AMENDED AND RESTATED 2004 EMPLOYEES’ STOCK INCENTIVE PLAN

The principal provisions of the Restated 2004 Plan are summarized below.  This summary is qualified in its entirety by reference to the actual Restated 2004 Plan, which includes the amendments as proposed in this proxy statement.  A copy of the Restated 2004 Plan is attached as Annex D to this proxy statement.

Administration

The Restated 2004 Plan vests broad powers in the Board of Directors or a compensation committee of the GeoResources Board.  Currently, the GeoResources Board does not have a compensation committee.  Except when limited by the terms of the Restated 2004 Plan, the GeoResources Board has the authority to, among other things: select the persons to be granted awards; determine the type, size and term of awards; determine the time when awards will be granted and any conditions for receiving awards; establish performance objectives and conditions for earning awards; determine whether such performance objectives and conditions have been met; and amend the plan at any time.

Under the Restated 2004 Plan, the GeoResources Board has discretion in making adjustments to outstanding awards under the Restated 2004 Plan; provided, however, that without shareholder approval, the GeoResources Board is not permitted to increase the number of shares of common stock available for issuance under the Restated 2004 Plan, reduce the exercise price of a previously granted stock option or replace a previously granted stock option with a substitute stock option having a lower exercise price.  Nevertheless, the Restated 2004 Plan specifically provides the GeoResources Board with discretion to make equitable adjustments or substitutions with respect to the number, kind and price of shares subject to outstanding awards and to the number of shares available for issuance under the Restated 2004 Plan in the event of certain corporate events or transactions, including, but not limited to, stock splits, mergers, consolidations, separations, including spin-offs or other distribution of stock or property of GeoResources, reorganization, or liquidation.

The Restated 2004 Plan is not a tax-qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Types of Awards.

The Restated 2004 Plan provides for the grant of five basic types of awards to key participants selected by the GeoResources Board: (i) stock options; (ii) restricted stock; (iii) performance units, including Restricted Stock Units (“RSUs”); (iv) SARs, and (v) management incentive awards, payable in cash, stock and/or restricted stock, or any combination thereof.  In addition, the Restated 2004 Plan gives the GeoResources Board discretion to craft other types of awards as it deems appropriate.

Stock Options.  Options granted under the Restated 2004 Plan may be “incentive stock options” within the meaning of Section 422 of the Code or nonqualified stock options.  The Restated 2004 Plan provides for grants of stock options with an exercise price of not less than 100% of the fair market value (or less than 110% of the fair market value in the case of incentive stock options granted to persons holding more than 10% of GeoResources’ total combined voting power) of a share of common stock on the date of grant.  It is intended that options granted under the Restated 2004 Plan will qualify as “performance-based compensation” under Section 162(m) of the Code; therefore, GeoResources should be entitled to a tax deduction for amounts paid under the Restated 2004 Plan, subject to the other condition of Section 162(m) of the Code. Options may be exercised by giving written notice to GeoResources and by tendering payment of the exercise price.  The option exercise price is payable in cash or, with the consent of the GeoResources Board, in the form of shares of common stock or through a net cashless exercise of the option, which involves the cancellation of a portion of the option to cover the cost of exercising the balance of the option.  All unexercised options terminate ten years after the date of grant, or earlier in the event of termination of employment. Historically, options have been granted to allow the option to continue to be exercisable for specified periods of time after termination of employment, depending on the nature of the termination of employment.

Restricted Stock and RSUs.  The Restated 2004 Plan allows for the grant of shares of restricted stock as well as RSUs.  An award of restricted stock is a grant of outstanding shares of common stock which are subject to contractual restrictions, such as vesting conditions.  RSUs represent a right to receive from GeoResources, upon fulfillment of any applicable conditions, either a specified number of shares of common stock or a cash payment equal to the market value (at the time of the distribution) of a specified number of shares of common stock.  Whether RSUs are payable in cash and/or common stock is determined by the GeoResources Board in its discretion. Generally, shares of restricted stock and RSUs that are not vested at the time of an employee’s termination of employment will then be forfeited.

Performance Units.  The Restated 2004 Plan provides for the grant of performance units to participants under the Restated 2004 Plan selected by the GeoResources Board.  Performance units, which include RSUs, provide the recipient with the right to receive a specified amount of cash and/or shares of common stock upon achievement of performance goals specified by the GeoResources Board.

SARs. The Restated 2004 Plan provides for the grant of SARs to key employees selected by the GeoResources Board. These awards are intended to mirror the benefit the employee would have received if the GeoResources Board granted the employee a stock option, may be awarded independently or in tandem with a stock option and may be settled in cash or common stock.

Management Incentive Awards. The Restated 2004 Plan provides for the grant of management incentive awards to key employees as approved by the GeoResources Board.  Management incentive awards consist of the right to receive a specified amount of cash, common stock or restricted stock upon the achievement of performance goals approved by the GeoResources Board.  Historically, management incentive awards have generally consisted of two types of awards.  One type of management incentive award is an annual incentive award payable as all cash or partly in cash and partly in stock and/or restricted stock.  Performance periods for this type of award consist of a single fiscal year, and a new performance period commences annually.  The performance measure for this type of award consists of a combination of individual performance and business performance targets approved by the GeoResources Board at the beginning of each award cycle.  The second type of management incentive award is a long term incentive award payable partly in cash based on the achievement of corporate objectives over a three-year period, and partly in restricted stock with a three-year vesting period.  This second type of award is generally coupled with a grant of stock options that vest over a three-year period.

Eligibility

Key employees, directors and consultants of GeoResources and its divisions, subsidiaries and affiliates (including partnerships, joint ventures or other entities in which GeoResources has a substantial investment) are eligible to be granted awards under the Restated 2004 Plan.

Shares of Stock Subject to the Restated 2004 Plan

As set forth above, the number of shares of GeoResources’ common stock reserved for issuance under the Restated 2004 Plan will be increased from 300,000 to 2,000,000 shares.

No participant may receive an award under the Restated 2004 Plan in any calendar year with respect to more than 500,000 shares of common stock, or the dollar value of more than 500,000 shares of common stock.

On ______________, 2006, the closing price per share of the GeoResources common stock on the Nasdaq Capital Market was $______.

Recycling of Shares

If an award is forfeited, if an option or SAR expires prior to being exercised or if an award is settled in cash, the shares subject to that award will again become available for issuance under the Restated 2004 Plan.

Similarly, if a number of shares of common stock otherwise deliverable pursuant to an award are not delivered to a participant (as in the case of stock options, SARs, or RSUs) or are tendered to GeoResources (as in the case of restricted stock) because such shares are used to satisfy any tax withholding obligation arising in connection with the award, such number of shares will again become available for issuance under the Restated 2004 Plan.

Outstanding shares of common stock delivered by a participant to pay the exercise price of stock options will not be recycled and will accordingly not again become available for issuance under the Restated 2004 Plan.

Federal Tax Consequences

Under the Code as currently in effect, a grant under the Restated 2004 Plan of stock options, restricted stock, RSUs, performance units or SARs would have no federal income tax consequence at the time of grant.  The payment of incentive awards in shares of common stock or cash, or both, is taxable to a participant as ordinary income.  Upon exercise of a nonqualified stock option, the excess of the fair market value of the stock at the date of exercise over the exercise price is taxable to a participant as ordinary income.  Exercise of an incentive stock option has no federal income tax consequences at the time of exercise absent a “disqualifying disposition,” or the imposition of the alternative minimum tax.  A “disqualifying disposition” occurs if the participant disposes of stock acquired upon exercise of an incentive stock option within one year after the date it was acquired or within two years after the date of grant of the incentive stock option through exercise of which the participant acquired the stock.  Unless the participant elects to recognize its value as income at the time of the grant, restricted stock is taxable to a participant as ordinary income in the year it becomes vested. RSUs are taxable to the participant as ordinary income when the shares of common stock or cash with respect to the award are delivered to the participant.  Delivery of shares or cash to participants under RSUs occurs either upon vesting or upon conclusion of any applicable deferral period, such as upon retirement from (or other termination of service on) the Board of Directors in the case of RSUs granted to Board members.  Upon a sale of common stock acquired under the Restated 2004 Plan that is not a disqualifying disposition, participants realize long-term or short-term gain or loss, and GeoResources receives no further deduction.  Performance units will generally result in taxable income to the employee upon payment of compensation pursuant to the award, or, if earlier, when such compensation is credited, set aside, or otherwise made available to the employee.  Generally, no income will be recognized by the holder of an SAR until the appreciation is transferred to the employee pursuant to the exercise of the SAR.  All amounts taxable as ordinary income to participants under the Restated 2004 Plan in respect of awards are expected to be deductible by GeoResources as compensation, subject to the limitations of Section 162(m) of the Code.

Adjustments

The GeoResources Board may adjust the awards of any participant or performance measures.  To the extent that such discretion subjects GeoResources to the limitation on its tax deduction of a participant’s compensation as set forth in Section 162(m) of the Code, the GeoResources Board believes that it is in the best interest of GeoResources and its shareholders to preserve the Board’s authority to so act and that, in any event, such limitation should not have a material effect on GeoResources’ tax liability or earnings.

Change In Control

In the event of a change in control of GeoResources, the vesting of awards granted under the Restated 2004 Plan will be fully accelerated and the GeoResources Board may, in its discretion, make adjustments, substitutions and/or settlements of outstanding awards.

CURRENT RESTATED 2004 PLAN AND OUTSTANDING OPTIONS; REASONS FOR PROPOSAL

The following table provides information as of November 1, 2006, regarding compensation plans (including individual compensation arrangements) under which equity securities of GeoResources are authorized for issuance.  The table includes information regarding both the 1993 Employees’ Stock Incentive Plan, which expired by its terms (although the options granted remained outstanding) and the 2004 Plan.

	NUMBER OF SECURITIES TO	WEIGHTED AVERAGE
	BE ISSUED UPON EXERCISE	EXERCISE PRICE OF	NUMBER OF SECURITIES
PLAN	OF OUTSTANDING OPTIONS,	OUTSTANDING OPTIONS,	REMAINING AVAILABLE
CATEGORY	WARRANTS AND RIGHTS	WARRANTS AND RIGHTS	FOR FUTURE ISSUANCE

Equity compensation
plans approved by
security holders:
1993 Employees’ Incentive
Stock Option Plan*	75,708	$ 2.34	-0-

2004 Employees’ Stock
Incentive Plan	-0-	N/A	N/A

Equity compensation
plans not approved
by security holders:	N/A	N/A	N/A

*The term of this plan expired on February 17, 2003.  Thus, no further options may be granted under the plan.

In 2006, employee options exercised totaled 16,292 shares at $2.37 and 25,000 shares at $2.31.

APPROVAL BY THE SHAREHOLDERS OF THIS PROPOSAL

Approval of the Restated 2004 Plan, increasing the common shares reserved for issuance under the plan, adding provisions for SARs, performance units and management incentive awards, and making other changes, will require the affirmative vote of a majority of the shares represented in person or by proxy at the special meeting and entitled to vote thereon, assuming a quorum is present.  In the event that the Restated 2004 Plan is not approved by GeoResources’ shareholders at the special meeting, the Restated 2004 Plan will not go into effect.  In addition, because approval by the GeoResources shareholders of the Restated 2004 Plan is a condition to closing under the merger agreement, unless this condition is waived by the parties to the merger agreement, it will be terminated, and the mergers and other transaction contemplated therein will not take place.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE GEORESOURCES SHAREHOLDERS VOTE “FOR”

THE PROPOSAL TO AMEND AND RESTATE

THE 2004 EMPLOYEES’ STOCK INCENTIVE PLAN.

PROPOSAL 4
APPROVAL OF ADJOURNMENT OF SPECIAL MEETING
FOR PURPOSE OF SOLICITING ADDITIONAL PROXIES
IF NECESSARY TO APPROVE FOREGOING PROPOSALS

If there are not sufficient votes at the time of the special meeting in favor of the foregoing three proposals to approve (1) the issuance of additional shares of GeoResources common stock pursuant to the merger agreement, (2) the amendment to GeoResources’ articles of incorporation increasing its authorized shares of capital stock, and (3) the Restated 2004 Plan, GeoResources may propose to adjourn the special meeting to a date not later than 120 days after December 14, 2006 for the purpose of soliciting additional proxies in favor of these proposals.  GeoResources currently does not intend to propose adjournment at the special meeting if there are sufficient votes to approve the foregoing three proposals.  If it is submitted at the special meeting, the proposal to adjourn or postpone the GeoResources special meeting for the purpose of soliciting additional proxies requires the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy, even if less than a quorum.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE GEORESOURCES SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO ADJOURN OR POSTPONE THE SPECIAL MEETING, IF NECESSARY, FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES IN FAVOR OF PROPOSALS 1, 2 AND 3.

GEORESOURCES’ EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table presents the aggregate compensation earned by the Chief Executive Officer of GeoResources for each of the past three years.   GeoResources does not have an employment contract with any of its executive officers.  Jeffrey P. Vickers is the only employee of GeoResources who earned a total annual salary and bonus in excess of $100,000.   There has been no compensation awarded to, earned by or paid to any employee required to be reported in any table or column in any fiscal year covered by any table, other than what is set forth in the following table.

					LONG TERM COMPENSATION
	ANNUAL COMPENSATION				AWARDS		PAYOUTS
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	OTHER ANNUAL COMPENSATION	RESTRICTED STOCK AWARD(S) ($)	SECURITIES UNDERLYING OPTIONS SARS(#)	LTIP PAYOUTS ($)	ALL OTHER COMPEN-SATION ($)

Jeffrey	2005	$88,550	-0-	-0-	N/A	-0-	N/A	$14,800
P.	2004	$91,275	-0-	-0-	N/A	-0-	N/A	$12,248
Vickers	2003	$91,700	-0-	-0-	N/A	-0-	N/A	$9,250
CEO

In the preceding table, the column titled “All Other Compensation” is comprised entirely of profit sharing amounts and the 401(k) GeoResources matching funds discussed below.

If GeoResources achieves net income in a fiscal year, its Board of Directors may determine to contribute an amount based on its profits to the Employees’ Profit Sharing Plan and Trust (the “Profit Sharing Plan”).  An eligible employee may be allocated from 0% to 15% of his other compensation depending upon the total contribution to the Profit Sharing Plan.  A total of 20% of the amount allocated to an individual vests after three years of service, 40% after four years, 60% after five years, 80% after six years and 100% after seven years.  On retirement, an employee is eligible to receive the vested amount.  On death, 100% of the amount allocated to an individual is payable to the employee’s beneficiary.  GeoResources made total contributions to the Profit Sharing Plan, matching and discretionary, for the years ended December 31, 2005, 2004 and 2003 of $71,343, $63,421, and $49,593, respectively.  As of December 31, 2005, vested amounts in the Profit Sharing Plan for all officers as a group was approximately $585,075.

Effective July 1, 1997, GeoResources executed an Adoption Agreement Nonstandardized Code 401(k) Profit Sharing Plan that incorporated a 401(k) Plan into the existing Profit Sharing Plan.  This retirement plan was amended and updated to comply with legislative changes effective September 30, 2003.  Eligible employees are allowed to defer up to 15% of their compensation and GeoResources will match up to 5%.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table summarizes for the Chief Executive Officer of GeoResources (i) the total number of shares received upon exercise of stock options during the fiscal year ended December 31, 2005, (ii) the aggregate dollar value realized upon such exercise, (iii) the total number of unexercised options, if any, held at December 31, 2005, and (iv) the value of unexercised in-the-money options, if any, held at December 31, 2005.

In-the-money options are options where the fair market value of the underlying securities exceeds the exercise or base price of the option.  The aggregate value realized upon exercise of a stock option is the difference between the aggregate exercise price of the option and the fair market value of the underlying stock on the date of exercise.  The value of unexercised, in-the-money options at fiscal year-end is the difference between the exercise price of the option and the fair market value of the underlying stock on December 31, 2005, which was $8.11 per share.  With respect to unexercised, in-the-money options, the underlying options have not been exercised, and actual gains, if any, on exercise will depend on the value of the common stock of GeoResources on the date of exercise.

NAME	SHARES ACQUIRED ON EXERCISE(#)	VALUE REALIZED($)	NUMBER OF UNEXERCISED OPTIONS/SARS AT FY-END(#) EXERCISABLE/ UNEXERCISABLE	VALUE OF UNEXERCISED IN-THE-MONEY OPTIONS/SARS AT FY-END($) EXERCISABLE/ UNEXERCISABLE

Jeffrey P. Vickers, CEO	-0-	-0-	62,500 (As of November 1, 2006)	$ 409,700/0

Option Grants in Last Fiscal Year

GeoResources did not grant any options in 2005.  The 1993 Employees’ Incentive Stock Option Plan (the “Plan”) of GeoResources expired in 2003.  Nonetheless, all options outstanding under that plan remain exercisable until they are cancelled or expired pursuant to their terms.

If within the duration of any of the remaining outstanding options, there is a corporate merger consolidation, acquisition of assets or other reorganization and if this transaction affects the optioned stock, the optionee will thereafter be entitled to receive upon exercise of his option those shares or securities that he would have received had the option been exercised prior to the transaction and the optionee had been a shareholder with respect to such shares.

The Board of Directors of GeoResources administers the outstanding options.  A total of 300,000 shares were reserved for issuance under the Plan.  Of the 300,000 reserved shares, 110,208 shares remain outstanding at an average exercise price of $2.34.  No grants of options were made by GeoResources during the fiscal year ended December 31, 2005.

In 2004, GeoResources adopted the 2004 Employees’ Stock Incentive Plan (“2004 Plan”).  The 2004 Plan reserves 300,000 shares of the GeoResources’ common stock for either nonstatutory options or incentive stock options that may be granted pursuant to the terms of the 2004 Plan.  Under the terms of the 2004 Plan, the option price can not be less than 100% of the fair market value of the common stock of GeoResources on the date of grant, and if the optionee owned more than 10% of the voting stock, the option price per share can not be less than 110% of the fair market value.

Director Compensation

GeoResources pays each director who is not also an employee $200 per month, plus $100 per meeting and reimburse the directors for travel expenses.  Each director who is also on the audit committee receives an additional $100 per month.

Employment Contracts and Termination of Employment Arrangements

GeoResources has no employment contracts in place with any of its executive officers. GeoResources also has no compensatory plan or arrangement with respect to any executive officer where such plan or arrangement will result in payments to such officer upon or following his resignation, retirement, or other termination of employment with GeoResources and its subsidiaries, or as a result of a change-in-control of GeoResources or a change in the executive officers’ responsibilities following a change-in-control.  However, the merger agreement provides that upon closing of the mergers, the executive officers of GeoResources other than Mr. Vickers, will no longer remain as officers of GeoResources.  However, all such persons, consisting of Cathy Kruse (Secretary of GeoResources), Connie Hval (Treasurer of GeoResources) and Jeff Jennings (Vice President of Land and Finance of GeoResources), will be offered continued employment with GeoResources for six months with salary and benefits similar to those existing presently except they will each receive a bonus of 5,000 shares of GeoResources common stock in connection with their efforts in completing the mergers.  In addition, it is contemplated that if any of these persons were to be terminated without cause by GeoResources at anytime within one year after the initial six months of continued employment, then GeoResources would pay them severance equal to the unpaid salary of such 12 month period, payable in three equal installments over 180 days.  It is expected that Mr. Vickers will continue to be an officer of GeoResources under substantially the same basis as exists currently, but his employment will be “at will.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF GEORESOURCES

The following table sets forth the number of shares of GeoResources common stock beneficially owned by each of GeoResources’ officers and directors and by all directors and officers as a group, as of November 1, 2006 and shares to be owned by the proposed GeoResources Board upon completion of the mergers.  Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF SHARES AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
Jeffrey P. Vickers	282,634 - Direct and	7.5%
1814 14th Avenue West	Indirect(a)
Williston, ND 58801

Paul A. Krile	46,500 - Direct	1.2%
P. O. Box 329
Sioux Rapids, IA 50585

Cathy Kruse	7,500 - Direct	(b)
723 West 14th St.
Williston, ND 58801

H. Dennis Hoffelt	34,333 - Direct	(b)
9421 E. Desert Lake
Sun Lakes, AZ 85248

Connie R. Hval	9,500 - Direct	(b)
7400 3rd Avenue E.
Williston, ND 58801

Jeffrey B. Jennings	9,500 - Direct	(b)
1410 1st Avenue West
Williston, ND 58801

Duane Ashley	--	--
910 15th St. West
Williston, ND 58801

Nick Voller
222 University Avenue
Williston, ND 58802	--	--

Officers and	389,967 - Direct and	10.3%
Directors as	Indirect
a Group-
(eight persons excluding proposed new directors)

Proposed Directors Upon Completion of the Mergers

Frank A. Lodzinski	(c)	(c)
110 Cypress Station Drive, Suite 220
Houston, TX 77090

Collis P. Chandler, III	(d)	(d)
475 17th Street, Suite 1210
Denver, CO 80202

Christopher W. Hunt	(e)	(e)
Knightsbridge Capital LLC
200 Fillmore Street, Suite 408
Denver, CO 80206

Jay Joliat	(f)	(f)
36801 Woodward, Suite 300
Birmingham, MI 48009

Scott R. Stevens	(g)	(g)
c/o Wachovia Capital Partners
301 South College Street, 12th Floor
Charlotte, NC 28288

Michael A. Vlasic	(h)	(h)
c/o Vlasic Investments LLC
38710 Woodward Avenue
Bloomfield Hills, MI 48304-2852

_______________

(a)

Includes 148,134 shares owned directly by Mr. Vickers and 72,000 shares held jointly with his wife, Nancy J. Vickers.  Also included are 62,500 shares that may be purchased by Mr. Vickers under presently exercisable stock options granted pursuant to the 1993 Employees’ Incentive Stock Option Plan.

(b)

Less than 1%.

(c)

In the event the mergers are completed and all of the Yuma Interest Holders accept the offer to purchase GeoResources common stock, Mr. Lodzinski is expected to beneficially own approximately 5,075,000 shares of GeoResources common stock or approximately 35.0% of the issued and outstanding shares.  Of these shares, approximately 5,012,000 will be held by Vlasic FAL, L.P., and an investment partnership that is currently a limited partner of Southern Bay.  Mr. Lodzinski owns and controls VL Energy, LLC, a limited liability company that is the general partner of Vlasic FAL, L.P., and owns an interest in Azure Energy LLC, a limited liability company that has a minority limited partner interest in Vlasic FAL, L.P. Through VL Energy, LLC, Mr. Lodzinski has sole voting power over the shares that will be owned by Vlasic FAL, L.P., subject to approvals that may be required in certain instances by the partnership agreement.  Approximately 63,000 shares of GeoResources common stock will be directly and beneficially owned by Mr. Lodzinski.

(d)

In the event the mergers are completed and all of the Yuma Interest Holders accept the offer to purchase GeoResources common stock, Mr. Chandler is expected to own approximately 1,712,000 shares of GeoResources common stock or approximately 11.8% of the issued and outstanding shares.

(e)

In the event the mergers are completed and all of the Yuma Interest Holders accept the offer to purchase GeoResources common stock, Mr. Hunt is not expected to own any shares of GeoResources common stock.

(f)

In the event the mergers are completed and all of the Yuma Interest Holders accept the offer to purchase GeoResources common stock, Mr. Joliat is expected to beneficially own approximately 251,000 shares of GeoResources common stock or approximately 1.7% of the issued and outstanding shares.

(g)

In the event the mergers are completed and all of the Yuma Interest Holders accept the offer to purchase GeoResources common stock, Mr. Stevens is expected to beneficially own approximately 1,889,000 shares of GeoResources common stock or approximately 13.0% of the issued and outstanding shares.

(h)

In the event the mergers are completed and all of the Yuma Interest Holders accept the offer to purchase GeoResources common stock, Mr. Vlasic is expected to beneficially own approximately 5,012,000 shares of GeoResources common stock or approximately 34.6% of the issued and outstanding shares.  These shares will be held by Vlasic FAL, L.P., an investment partnership, in which Vlasic Investments LLC, a limited liability company, is the majority limited partner.  Mr. Vlasic is Chief Executive Manager and has a beneficial interest in Vlasic Investments LLC.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires GeoResources’ directors and executive officers, and persons who own more than 10% of GeoResources’ common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of GeoResources’ common stock.  Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish GeoResources with copies of all Section 16(a) reports they file.  To GeoResources’ knowledge, based solely on review of the copies of such reports furnished to GeoResources or advice that no filings were required during the year ended December 31, 2005, all executive officers, directors and greater than 10% beneficial owners complied with the Section 16(a) filing requirements.

FUTURE SHAREHOLDER PROPOSALS

Under the rules of the SEC, if a shareholder wants GeoResources to include a proposal in its proxy statement and form of proxy for presentation at GeoResources’ 2007 annual meeting of shareholders, the proposal must be received by GeoResources at its principal executive offices at 1407 West Dakota Parkway, Suite 1-B, Williston, North Dakota 58801 by December 5, 2006.  The proposal should be sent to the attention of GeoResources’ secretary.

The SEC also sets forth procedures under which shareholders may make proposals outside of the process described above in order for a shareholder to nominate persons for election as directors or to introduce an item of business at an annual meeting of shareholders.  These procedures require that shareholders must submit nominations or items of business in writing to the secretary of GeoResources at its principal executive offices.  GeoResources must receive the notice of your intention to introduce a nomination or to propose an item of business at its 2007 annual meeting no later than 45 days in advance of the 2007 annual meeting if it is being held within 30 days preceding the anniversary date (June 6, 2006) of this year’s meeting.

For any other meeting, the nomination or item of business must be received by the tenth day following the date of public disclosure of the date of the meeting.  These requirements are separate from and in addition to the SEC’s requirements described in the first paragraph of this section relating to including a proposal in GeoResources’ proxy statements.

GeoResources’ annual meeting of shareholders is generally held on the first or second Tuesday of June.  Assuming that GeoResources’ 2007 annual meeting is held on schedule, GeoResources must receive notice of your intention to introduce a nomination or other item of business at that meeting by, April 7, 2007.

In order to curtail controversy as to the date on which a proposal was received by GeoResources, it is suggested that proponents submit their proposals by certified mail-return receipt requested.  Such proposals must also meet the other requirements established by the SEC for shareholder proposals.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Because of GeoResources’ small size, to date GeoResources feels it is not necessary to develop formal processes by which shareholders may communicate directly with directors.  Instead, GeoResources believe that its informal process by which any communication sent to the Board of Directors either generally or in care of a corporate officer, has served its shareholders’ needs.  In view of recently adopted SEC disclosure requirements related to this issue, the Board of Directors expects to review in the coming months whether more specific procedures are required.  Until any other procedures are developed and posted on GeoResources’ web site at www.geoi.net, any communication to the Board of Directors may be mailed to the Board, in care of GeoResources’ Secretary, at 1407 West Dakota Parkway, Suite 1-B, Williston, North Dakota 58801.  Shareholders should clearly note on the mailing envelope that the letter is a “Shareholder-Board Communication.”  All such communications should identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board of Directors or just certain specified individual directors.  GeoResources’ Secretary will make copies of all such communications and circulate them to the appropriate director or directors.

OTHER BUSINESS

GeoResources knows of no other matters to be presented at the meeting.  If any other matter properly comes before the meeting, the appointed proxies will vote the proxies in accordance with their best judgment.

LEGAL MATTERS

Jones & Keller, P.C., Denver, Colorado, will pass upon the validity of the GeoResources shares to be issued pursuant to the merger agreement.

WHERE YOU CAN FIND MORE INFORMATION

GeoResources files annual, quarterly and special reports, proxy statements and other information with the SEC.  You may read and copy any reports, statements or other information GeoResources files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room.  GeoResources’ SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at www.sec.gov.

DOCUMENTS INCORPORATED BY REFERENCE

The SEC allows GeoResources to “incorporate by reference” information into this proxy statement, which means that GeoResources can disclose important information to you by referring you to another document filed separately with the SEC.  The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in, or incorporated by reference in, this proxy statement.  However, this proxy statement does not include any document, or information in a document, that is furnished to, but not filed with, the SEC, for purposes of Section 18 of the Securities Exchange Act of 1934.  This proxy statement incorporates by reference the documents set forth below that GeoResources has previously filed with the SEC.  These documents contain important information about GeoResources’ companies and their finances.

•

 GeoResources’ annual report on Form 10-KSB for the fiscal year ended December 31, 2005, filed with the SEC on March 31, 2006;

•

 GeoResources’ quarterly report on Form 10-QSB for the quarterly period ended March 31, 2006, filed with the SEC on May 15, 2006; and

•

 GeoResources’ quarterly report on Form 10-QSB for the quarterly period ended June 30, 2006, filed with the SEC on August 11, 2006.

GeoResources is also incorporating by reference all documents that GeoResources files with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement and the date of the GeoResources special meeting or, if sooner, the termination of the merger agreement.  These include filed periodic reports (but not reports, or information in these documents, that is furnished to, but not filed with, the SEC, for purposes of the Securities Exchange Act of 1934), such as Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB and Current Reports on Form 8-K, as well as proxy statements.

If you are a shareholder, GeoResources may have sent you some of the documents incorporated by reference, but you can obtain any of them through GeoResources or the SEC.  Documents incorporated by reference are available from GeoResources without charge, excluding all exhibits unless GeoResources has specifically incorporated by reference an exhibit in this proxy statement.  You may obtain documents incorporated by reference into this proxy statement by requesting them in writing or by telephone from the appropriate party at the following address:

GeoResources, Inc.

Corporate Secretary

1407 West Dakota Parkway, Suite 1-B

Williston, North Dakota 58801

(701) 572-2020

To receive timely delivery of requested documents in advance of the special meeting, you should make the request no later than November 30, 2006.

You should rely only on the information contained or incorporated by reference into this proxy statement to vote on the proposals described in this document. GeoResources has not authorized anyone to provide you with information that is different from what is contained in this proxy statement.  If you are in a jurisdiction where the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this document does not extend to you.  This proxy statement is dated ______________, 2006.  You should not assume that the information contained in the proxy statement is accurate as of any date other than such date, and neither the mailing of this proxy statement to shareholders nor the issuance of GeoResources common stock in the mergers shall create any implication to the contrary.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements give effect to the proposed mergers discussed in this proxy statement.  The mergers will be accounted for as a reverse acquisition, whereby Southern Bay will be regarded as the acquirer of GeoResources.  Therefore, the financial statements will reflect Southern Bay’s financial position and operations on a historical cost basis.  The merger of PICA into Chandler Acquisition will be accounted for as a purchase.  The unaudited pro forma condensed consolidated balance sheet at June 30, 2006 has been prepared as if the proposed mergers had been consummated at June 30, 2006.  The unaudited pro forma condensed consolidated statements of income for the year ended December 31, 2005 and the six months ended June 30, 2006 were prepared as if the proposed mergers had been consummated at the beginning of each respective period.

These pro forma financial statements are presented under the successful efforts method of accounting for oil and gas properties.

The pro forma results as presented in these statements may not be indicative of the actual results that would have occurred had the mergers been in effect during the periods presented and may not be indicative of future results.  The pro forma financial   statements should be read in conjunction with the historical financial statements of the companies set forth elsewhere in this proxy statement and incorporated into this proxy statement by reference.

Unaudited Pro Forma Condensed Consolidated Balance Sheet
June 30, 2006
(in thousands, except share data)

	Historical
	Southern			Pro Forma	Pro Forma
	Bay	GeoResources		Adjustments	Combined
ASSETS
Current assets:
Cash	$ 9,239	$ 1,535	(a)	$ 19,048	$ 28,982
			(c)	360
			(f)	(1,200)
Receivables and other	9,000	2,011			11,011
Total current assets	18,239	3,546		18,208	39,993

Oil and gas properties	31,816	28,660	(b)	11,721	93,601
			(c)	17,327
			(d)	4,077
Drilling rig and equipment	-	1,581	(b)	(406)	1,175
Leonardite plant and equipment	-	917	(b)	(655)	262
Other property and equipment	327	800	(b)	(507)	620
	32,143	31,958		31,557	95,658
Accumulated Depreciation,
depletion and amortization	(3,066)	(20,078)	(b)	20,078	(3,066)
Net property and equipment	29,077	11,880		51,635	92,592

Equity in AROC Energy, L.P.	1,507	-			1,507
Other	133	-			133

Total Assets	$ 48,956	$ 15,426		$ 69,843	$ 134,225

LIABILITIES AND EQUITY
Current liabilities	$ 19,638	$ 1,483			$ 21,121
Long-term debt	6,100		(c)	1,750	7,850
Commodity hedges	1,370				1,370
Deferred income taxes		794	(b)	9,210	746
			(e)	(9,258)
Asset retirement obligations	2,119	2,381	(c)	64	4,564

Total Liabilities	29,227	4,658		1,766	35,651

Equity	19,729	10,768	(a)	19,048	98,574
			(b)	21,021
			(c)	15,873
			(d)	4,077
			(e)	9,258
			(f)	(1,200)
Total liabilities and equity	$ 48,956	$ 15,426		$ 69,843	$ 134,225

Unaudited Pro Forma Condensed Consolidated Statement of Income
Six Months Ended June 30, 2006
(in thousands, except share data)

	Historical

	Southern				Pro Forma	Pro Forma
	Bay	GeoResources	PICA		Adjustments	Combined
Operating revenues:
Oil and gas revenues	$ 7,025	$ 3,597	$ 1,526			$ 12,148
Drilling revenue	-	1,042	-			1,042
Other	978	42	66			1,086
	8,003	4,681	1,592		-	14,276

Costs and expenses:
Oil and gas production	2,535	1,320	496			4,351
Cost of leonardite sold	-	138	-			138
Exploration	432	-	-	(b)	16	448
Drilling operations	-	821	-			821
Depreciation, depletion and amortization	1,440	434	-	(a)	956	2,830
Selling, general and administrative	1,051	375	-	(b)	55	1,545
				(c)	64
	5,458	3,088	496		1,091	10,133

Operating income	2,545	1,593	1,096		(1,091)	4,143
Other income (expense), net	223	2	-	(d)	(70)	155

Income before income taxes	2,768	1,595	1,096		(1,161)	4,298
Income tax expense	25	213	-	(e)	1,291	1,529

Net Income	$ 2,743	$ 1,382	$ 1,096		$ (2,452)	$ 2,769

Earnings per share:
Basic		$ 0.37				$ 0.19
Diluted		$ 0.36				$ 0.19

Weighted average shares outstanding:
Basic		3,771,042				14,461,042
Diluted		3,846,215				14,536,215

Unaudited Pro Forma Condensed Consolidated Statement of Income
Year Ended December 31, 2005
(in thousands, except share data)

	Historical

	Southern				Pro Forma	Pro Forma
	Bay	GeoResources	PICA		Adjustments	Combined
Operating revenues:
Oil and gas revenues	$ 11,222	$ 5,824	$ 3,193			$ 20,239
Drilling revenue	-	1,360	-			1,360
Other	2,329	811	132			3,272
	13,551	7,995	3,325		-	24,871

Costs and expenses:
Oil and gas production	4,354	2,303	853			7,510
Cost of leonardite sold	-	908	-			908
Exploration	-	-	-	(b)	235	235
Drilling operations	-	1,258	-			1,258
Depreciation, depletion and amortization	1,575	786	-	(a)	1,696	4,057
Selling, general and administrative	2,747	661	-	(b)	105	4,154
				(c)	641
	8,676	5,916	853		2,677	18,122

Operating income	4,875	2,079	2,472		(2,677)	6,749
Other income (expense), net	115	394	-	(d)	(140)	369

Income before income taxes	4,990	2,473	2,472		(2,817)	7,118
Income tax expense	-	294	-	(e)	2,197	2,491

Net Income	$ 4,990	$ 2,179	$ 2,472		$ (5,014)	$ 4,627

Earnings per share:
Basic		$ 0.58				$ 0.32
Diluted		$ 0.57				$ 0.32

Weighted average shares outstanding:
Basic		3,744,488				14,434,488
Diluted		3,826,430				14,516,430

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

The unaudited pro forma condensed consolidated balance sheet reflects the adjustments set forth below.  GeoResources common stock assumed to be issued in these transactions was valued at $8.22 per share, which was the closing price on June 30, 2006.

(a)

To record additional capital contributions to Southern Bay by its partners.

(b)

To adjust the assets of Geo Resources to reflect purchase accounting rules.

(c)

To record the issuance of 1,931,000 shares of Geo Resources to acquire PICA, comprised of oil and gas properties, cash of $359,500 and debt of $1,750,000.

(d)

To record the acquisition of the Yuma Interests in exchange for 496,000 shares of Geo Resources common stock.

(e)

To adjust deferred income taxes for the book-tax differences related to the Southern Bay net assets.

(f)

To record a cash distribution of $1,200,000 by Southern Bay to its partners.

The unaudited pro forma condensed consolidated statements of income reflect the following adjustments:

(a)

To adjust depreciation, depletion and amortization to reflect the purchase price allocated to the acquisitions using the units of production method under successful efforts accounting.

(b)

To reflect the charge to operations of certain expenses capitalized by Geo Resources under the full cost accounting method, but expensed under the successful efforts accounting method.

(c)

To reflect expected increases in general and administrative expenses.

(d)

To adjust for debt interest to be assumed at 8% per annum.

(e)

To adjust for income tax expense on the pro forma combined operating results.

CONSOLIDATED FINANCIAL STATEMENTS OF SOUTHERN BAY OIL & GAS, L.P.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Partners

Southern Bay Oil &Gas, L.P.:

We have audited the accompanying consolidated balance sheets of Southern Bay Oil & Gas, L.P. and subsidiaries as of December 31, 2005 and 2004, and the related consolidated statements of income, partners’ capital and comprehensive income (loss) and cash flows for the period from inception (September 8, 2004) through December 31, 2004 and for the year ended December 31, 2005.  These financial statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Partnership is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Southern Bay Oil & Gas, L.P. and subsidiaries, as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the period from inception (September 8, 2004) through December 31, 2004 and for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/Grant Thornton LLP

Houston, Texas

October 16, 2006

SOUTHERN BAY OIL & GAS, L.P.

CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,	June 30,
	2005	2004	2006
			(Unaudited)

ASSETS
Current assets:
Cash	$ 7,578,027	$ 5,836,838	$ 9,239,157
Accounts receivable:
Oil and gas revenues	11,398,137	8,689,722	6,241,124
Joint interest billings and other	1,716,628	1,712,557	1,532,718
Accounts receivable from related parties	1,430,373	1,894,862	956,155
Prepaid expenses and other	420,627	1,198,432	270,085
Total current assets	22,543,792	19,332,411	18,239,239

Oil and gas properties, successful efforts methods	21,168,728	10,764,799	31,816,117
Office furniture and equipment	173,347	50,000	245,194
Land	81,671	-	81,671
Less accumulated depreciation, depletion and amortization	(1,626,100)	(75,791)	(3,065,693)
Net property and equipment	19,797,646	10,739,008	29,077,289
Other assets:
Equity in AROC Energy, L.P.	1,426,571	1,459,403	1,506,870
Other	154,975	71,403	132,873

	$ 43,922,984	$ 31,602,225	$ 48,956,271

LIABILITIES AND PARTNERS' CAPITAL
Current liabilities:
Accounts payable	$ 3,377,000	$ 3,479,058	$ 2,292,609
Accounts payable to related parties	3,680,992	4,993,531	3,573,586
Revenues and royalties payable	10,763,380	8,341,130	8,772,279
Drilling advances	72,868	-	539,019
Accrued expenses payable	1,717,081	1,584,651	1,715,041
Commodity hedges, current portion	2,307,867		2,745,646
Total current liabilities	21,919,188	18,398,370	19,638,180

Long-term debt	100,000	3,000,000	6,100,000
Commodity hedges, long-term portion	2,225,976	50,307	1,369,853
Asset retirement obligations	2,119,372	1,309,347	2,119,372

Commitments and contingencies

Partners' capital:
General partner	171,900	88,945	186,081
Limited partners	21,520,923	8,805,563	23,436,045
Accumulated other comprehensive income (loss)	(4,134,375)	(50,307)	(3,893,260)
Total partners' capital	17,558,448	8,844,201	19,728,866

	$ 43,922,984	$ 31,602,225	$ 48,956,271

The accompanying notes are an integral part of these statements.

SOUTHERN BAY OIL & GAS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

		Period from
		inception
		(September 8,	Six Months	Six Months
	Year ended	2004) to	ended	ended
	December 31,	December 31,	June 30,	June 30,
	2005	2004	2006	2005
			(Unaudited)	(Unaudited)
Revenue:
Oil and gas revenues	$ 11,221,881	$ 486,053	$ 7,025,470	$ 5,830,581
Partnership management fees	575,553	-	183,538	351,109
Property operating income	845,718	-	398,470	419,765
Equity in earnings of AROC Energy, L.P.	112,068	-	80,299	51,287
Gain on sale of oil and gas properties	443,433	-	314,840	-
Gain on involuntary conversion	352,755	-	-	-
Total revenue	13,551,408	486,053	8,002,617	6,652,742

Expenses:
Lease operating expense	2,982,247	108,512	1,874,777	1,495,155
Severance taxes	1,085,477	40,094	482,049	527,813
Re-engineering and workovers	287,365	32,709	178,474	96,498
Exploration	-	-	431,521	-
General and administrative expense	2,348,074	1,087	1,253,135	1,052,863
Depreciation, depletion, and amortization	1,575,182	75,791	1,440,200	791,250
Hedge ineffectiveness	399,468	-	(177,229)	220,613

Total operating expenses	8,677,813	258,193	5,482,927	4,184,192

Income from operations	4,873,595	227,860	2,519,690	2,468,550

Interest and other expense	(146,375)	-	(38,116)	(105,800)
Interest and other income	262,899	-	261,027	58,023

Net Income	$ 4,990,119	$ 227,860	$ 2,742,601	$ 2,420,773

The accompanying notes are an integral part of these statements.

SOUTHERN BAY OIL & GAS, L.P.

CONSOLIDATED STATEMENT OF PARTNERS' CAPITAL and COMPREHENSIVE INCOME (LOSS)

Period from inception (September 8, 2004) to June 30, 2006

			Accumulated Other
	General	Limited	Comprehensive
	Partner	Partners	Income (Loss)	Total

Balance, September 8, 2004	-	-	-	-

Capital contributions:
Cash	$ 64,880	$ 6,423,120	$ -	$ 6,488,000
Oil and gas properties	21,786	2,156,862	-	2,178,648

Comprehensive income (loss):
Net income	2,279	225,581	-	227,860
Change in fair market value of hedged positions	-	-	(50,307)	(50,307)

Total comprehensive income (loss)	2,279	225,581	(50,307)	177,553

Balance, December 31, 2004 (Audited)	88,945	8,805,563	(50,307)	8,844,201

Capital contributions, less offering costs of $101,198	38,543	7,769,653	-	7,808,196

Comprehensive income (loss):
Net income	44,412	4,945,707	-	4,990,119
Change in fair market value of hedged positions			(5,810,813)	(5,810,813)
Net realized hedging losses charged to income			1,726,745	1,726,745

Total comprehensive income (loss)	44,412	4,945,707	(4,084,068)	906,051

Balance, December 31, 2005 (Audited)	171,900	21,520,923	(4,134,375)	17,558,448

Comprehensive income (Unaudited):
Net income	21,392	2,721,209	-	2,742,601
Change in fair market value of hedged positions	-	-	(713,857)	(713,857)
Net realized hedging losses charged to income	-	-	954,972	954,972

Total comprehensive income	21,392	2,721,209	241,115	2,983,716

Equity based compensation expense	-	209,621	-	209,621
Partners' cash distributions	(7,211)	(1,015,708)	-	(1,022,919)

Balance, June 30, 2006 (Unaudited)	$ 186,081	$ 23,436,045	$ (3,893,260)	$ 19,728,866

The accompanying notes are an integral part of these statements.

SOUTHERN BAY OIL & GAS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

		Period from
		inception
		(September 8,	Six Months	Six Months
	Year ended	2004) to	ended	ended
	December 31,	December 31,	June 30,	June 30,
	2005	2004	2006	2005
			(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net income	$ 4,990,119	$ 227,860	$ 2,742,601	$ 2,420,773
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation, depletion and amortization	1,575,182	75,791	1,440,200	791,250
Accretion of discounted asset retirement obligations	55,474	-	-	-
Hedge ineffectiveness loss (gain)	399,468	-	(177,229)	220,613
Gain on sale of oil & gas properties	(443,433)	-	(314,840)	-
Gain on involuntary conversion of oil and gas properties	(352,755)	-	-	-
Equity income from partnership	(112,068)	-	(80,299)	(51,287)
Non-cash compensation expense	11,232	-	209,621	-
Changes in noncash working capital items:
Decrease (increase) in accounts receivable	(1,639,743)	(255,493)	5,815,141	1,109,509
Decrease (increase) in prepaid expenses and other	683,001	(11,197)	172,644	902,551
Increase (decrease) in accounts payable and accrued expenses	1,212,951	245,118	(2,718,787)	(985,286)
Net cash provided by operating activities	6,379,428	282,079	7,089,052	4,408,123

Cash flows from investing activities:
Proceeds from sale of oil and properties	664,637	-	314,233	-
Insurance proceeds from involuntary conversion	512,133	-	-	-
Net cash paid for acquisition of properties and
subsidiaries from AROC Inc.	-	(3,652,737)	-	-
Additions of property and equipment	(10,868,105)	(280,504)	(10,719,236)	(2,518,595)
Distributions from investment in partnership	185,718	-	-	161,224
Contributions to partnership investment	(40,818)	-	-	-
Net cash used in investing activities	(9,546,435)	(3,933,241)	(10,405,003)	(2,357,371)

Cash flows from financing activities:
Partners' capital contributions	7,808,196	6,488,000	-	5,895,834
Partners' cash distributions	-	-	(1,022,919)	-
Proceeds from issuance of long-term debt	-	3,000,000	6,000,000	-
Reduction of long-term debt	(2,900,000)	-	-	(2,900,000)
Net cash provided by financing activities	4,908,196	9,488,000	4,977,081	2,995,834

Net increase in cash balance	1,741,189	5,836,838	1,661,130	5,046,586

Cash balance at beginning of period	5,836,838	-	7,578,027	5,836,838

Cash balance at end of period	$ 7,578,027	$ 5,836,838	$ 9,239,157	$ 10,883,424

Supplementary cash flow information:
Acquisition of oil and gas properties in exchange for
equity interest	$ -	$ 2,178,648	$ -	$ -
Additions to oil and gas properties resulting from
recognition of asset retirement obligations	$ 755,482	$ 1,309,347	$ -	$ -
Interest paid	$ 99,860	$ -	$ 13,785	$ 82,606

The accompanying notes are an integral part of these statements.

Southern Bay Oil & Gas, L.P.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 and 2004

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Southern Bay Oil & Gas, L.P. (the “Partnership”) was formed September 8, 2004 as a Texas limited partnership.  The general partner is Southern Bay Energy, LLC, a Texas limited liability company (the “General Partner” or “SBE”).

The partnership is engaged in the oil and gas exploration, development and production business segment.  The Partnership’s oil and gas interests are located primarily in Louisiana and Texas, and to a lesser extent, in Mississippi, Alabama, New Mexico, Oklahoma, Colorado and Montana.

The Partnership has three classes of partnership interests – Class A, Class B and Class C.  At December 31, 2005, all of the partners’ capital is attributable to the Class A Units.  The Class B and C Units are more fully described in Note H.

Unaudited Information

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principals generally accepted in the United States of America have been omitted with respect to the unaudited financial statements as of and for the six months ended June 30, 2006 and 2005.   The information reflected herein for these periods has been taken from the books and records of the Partnership without audit.  However, the information reflects all adjustments, which are, in the opinion of management, normal recurring adjustments necessary for the fair statement of the financial position and results for the periods presented.  The results of operations for the interim periods are not necessarily indicative of the results to be expected for the year or for any other interim period.

1.   Subsidiaries

The accompanying financial statements include the accounts of the Partnership and its subsidiaries from the dates of their acquisition.  The Partnership’s investment in AROC Energy, L.P. (“AROC Energy”), a Texas limited partnership for which a subsidiary of the Partnership serves as general partner, is accounted for using the equity method.

2.  Financial Instruments

The carrying amounts of the Partnership’s financial instruments, which include accounts receivable, accounts payable and accrued expenses, approximate fair values because of their short-term nature.  The carrying amount of long-term debt is equal to fair market value, since the debt bears interest at market rates.

3.  Revenue Recognition

Revenues represent income from production and delivery of oil and gas, recorded net of royalties.  The Partnership follows the sales method of accounting for gas imbalances.  A liability is recorded only if the Partnership's takes of gas volumes exceed its share of estimated recoverable reserves from the respective well.  No receivables are recorded for those wells where the Partnership has taken less than its ownership share of production.  Volumetric production is monitored to minimize imbalances, and such imbalances were not significant at December 31, 2005 and 2004.

4.  Oil and Gas Properties

The Partnership follows the successful efforts method of accounting for oil and gas operations whereby costs to acquire mineral interests in oil and gas properties, to drill exploratory wells that find proved reserves and to drill and equip development wells are capitalized.  Exploration costs, including exploratory dry holes, geological and geophysical and cost of carrying and retaining unproved properties, are charged to operations as incurred.

The Partnership's acquisition and development costs of proved oil and gas properties are amortized using the unit-of-production method based on total proved reserves and proved developed reserves, respectively, as estimated by independent petroleum engineers.

Oil and gas properties are assessed for impairment whenever changes in facts and circumstances indicate a possible significant deterioration in the future cash flows expected to be generated by an asset group.  If, upon review, the sum of the undiscounted pretax cash flows is less than the carrying value of the asset group, the carrying value is written down to estimated fair value.  Individual assets are grouped for impairment purposes at the lowest level for which there are identifiable cash flows that are largely independent of the cash flows of other groups of assets, generally on a field-by-field basis.  The fair value of impaired assets is determined based on expected future cash flows using discount rates commensurate with the risks involved, using prices and costs consistent with those used for internal decision making.  Long-lived assets committed by management for disposal are accounted for at the lower of cost or fair value, less cost to sell.

5.  Income Taxes

The Partnership is not subject to Federal or state income tax on its taxable income.  The taxable income and deductions are reported by the partners in their respective income tax returns and all tax obligations are borne solely by the partners.  Therefore no provision for income taxes is included in the financial statements.

6.  Derivative Instruments and Hedging Activities

The Partnership enters into derivative contracts, primarily options, collars and swaps, to hedge future crude oil and natural gas production in order to mitigate the risk of downward movements of market prices.  As required, the Partnership follows SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended.  Under SFAS No. 133, all derivatives are recognized on the balance sheet and measured at fair value.  If the derivative does not qualify as a hedge or is not designated as a hedge, the gain or loss on the derivative is recognized currently in earnings.  If the derivative qualifies for hedge accounting, the gain or loss on the derivative is either recognized in income along with an offsetting adjustment to the basis of the item being hedged for fair value hedges or deferred in other comprehensive income to the extent the hedge is effective for cash flow hedges.  To qualify for hedge accounting, the derivative must qualify either as a fair value, cash flow or foreign currency hedge.

The hedging relationship between the hedged instruments and hedged transactions must be highly effective in achieving the offset of changes in fair values and cash flows attributable to the hedged risk, both at the inception of the hedge and on an ongoing basis.  The Partnership measures hedge effectiveness on a quarterly basis.  Hedge accounting is discontinued prospectively when a hedging instrument becomes ineffective.  The Partnership assesses hedge effectiveness based on total changes in the fair value of options used in cash flow hedges rather than changes in intrinsic value only.  As a result, changes in the entire value of option contracts are deferred in accumulated other comprehensive income until the hedged transaction affects earnings to the extent such contracts are effective.  Gains and losses deferred in accumulated other comprehensive income related to cash flow hedge derivatives that become ineffective remain unchanged until the related production is delivered.

Gains and losses resulting from hedge settlements are included in oil and gas revenues and are included in realized prices in the period that the related production is delivered.  Gains and losses on hedging instruments that represent hedge ineffectiveness and gains and losses on derivative instruments that do not qualify for hedge accounting are included in other revenues or expenses in the period in which they occur.  The resulting cash flows are reported as cash flows from operating activities.

7.   Cash and Cash Equivalents

The Partnership treats all unrestricted investments with an original maturity of three months or less to be cash equivalents.  The Partnership maintains its cash in one financial institution and periodically assesses the financial condition of the institution.  The General Partner believes that any possible credit risk is minimal.

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

8.   Accounting Estimates

In the course of preparing financial statements in conformity with generally accepted accounting principles, management makes various assumptions and estimates to determine the reported amounts of assets, liabilities, revenue and expenses in relation to the disclosure of commitments and contingencies.  Changes in these assumptions and estimates will occur as a result of the passage of time and the occurrence of future events and, accordingly, the actual results could differ from the amounts estimated.

9.  Comprehensive Income (Loss)

The Partnership follows SFAS No. 130, "Reporting Comprehensive Income", which established standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements.  Other comprehensive loss at December 31, 2005 and 2004 consists of unrealized values (liabilities) of commodity hedges qualifying as cash flow hedges in accordance with SFAS No. 133.

10.  Recently Promulgated Accounting Pronouncements

The Emerging Issues Task Force (“EITF”) issued EITF 04-5, “Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights.”  Under this issue the general partner in a limited partnership is presumed to control the partnership unless the limited partner(s) have substantive participating rights.  When the general partner is presumed to control the limited partnership, the general partner would fully consolidate the activities of the limited partnership into its financial statements.  EITF 04-05 is effective for the first fiscal reporting period beginning after December 15, 2005.  Partnership management has determined that this pronouncement has no effect on its method of reporting its investment in and earnings from a partnership for which it serves as general partner.

NOTE B - RELATED PARTY TRANSACTIONS

Accounts receivable at December 31, 2005 and 2004 includes $1,396,813 and $1,894,862, respectively due from AROC Energy, a limited partnership for which a subsidiary of the Partnership serves as General Partner.  This amount represents AROC Energy’s share of property operating expenditures incurred by operating subsidiaries

NOTE B - RELATED PARTY TRANSACTIONS - Continued

of the General Partner on behalf of AROC Energy, as well as accrued management fees. Revenues and royalties payable at December 31, 2005 and 2004 includes $3,680,922 and $4,792,930, respectively, due to AROC Energy for oil and gas revenues collected by subsidiaries of the Partnership on behalf of AROC Energy.   Also included in payables at December 31, 2004 is $200,601 due to V&C Energy for property operating expenditures.

Subsidiaries of the Partnership operate most oil and gas properties in which AROC Energy has an interest.  Under this arrangement, these subsidiaries collect AROC Energy’s share of revenues from purchasers and incur property operating and development expenditures on its behalf. Monthly, these revenues are paid to AROC Energy, which in turn reimburses the Partnership for its share of expenditures.

NOTE C – LONG-TERM DEBT

In December 2004, the Partnership entered into a credit agreement (the “Credit Agreement”) with Wachovia Bank, National Association, (the “Bank”) which provides for a line of credit for three years.     The Credit Agreement is secured by a first lien on substantially all of the Partnership’s assets.  The initial borrowing base was set at $5,000,000. As of December 31, 2005, the borrowing base was $9,500,000.  Amounts borrowed under the agreement bear interest at either (a) the LIBOR rate plus 1.75% to 3.00% or (b) the Bank’s prime rate plus from .25% to 1.50%, at the Partnership’s election.  The agreement requires that the Partnership maintain certain minimum oil and gas hedges, as well as certain financial ratios, and contains restrictions on the Partnership’s ability to incur debt or liens, make investments, loans or partner distributions.

On December 22, 2004, the Partnership borrowed $3,000,000 under this Credit Agreement and, during 2006, repaid $2,900,000.

In June 2006, the Partnership increased its outstanding principal balance by $6,000,000.

An affiliate of the Bank, Wachovia Capital Partners, 2005, LLC is a limited partner investor in the Partnership.

NOTE D – HEDGING ACTIVITIES

The Partnership enters into hedge agreements to fix the price of anticipated future production.

The following is a summary of the Partnership’s oil and gas hedge contracts as of December 31, 2005.  Three contracts are structured as fixed price swap contacts and one contract as a costless collar.

		NYMEX Contract Price
			Ceiling/
	Total		swap
Contract period and type	volume	Floor	price

Crude Oil Contracts (barrels)

Swap Contracts
January 2006 - December 2006	42,000		$ 39.75
January 2007 - December 2007	36,000		$ 38.20
	78,000

January 2006 - December 2006	24,000		$ 42.35
January 2007 - December 2007	24,000		$ 40.54
	48,000

Collar Contracts:
January 2006 - December 2006	36,000	$ 55.00	$ 69.35
January 2007 - December 2007	24,000	$ 55.00	$ 69.30
	60,000

Natural Gas Contracts (mmbtu)

Swap Contracts:
January 2006 - December 2006	180,000		$ 6.16
January 2007 - December 2007	180,000		$ 5.70
	360,000

The fair market value of these hedge contracts at December 31, 2005 was a liability of $4,533,843, of which $2,307,867 is classified as a current liability and $2,225,976 as a non-current liability.  The fair market value of hedge contracts at December 31, 2004 was a liability of $50,307, which was classified as a non-current liability.

Realized hedge settlements included in oil and gas revenues were costs of $1,726,745 for the year ended December 31, 2005.  There were no realized hedge settlements for the period from September 8, 2004 (inception) to December 31, 2004.  The Partnership recognized a loss of $399,468 due to ineffectiveness on these hedge contracts during the year ended December 31, 2005.

NOTE E – ASSET RETIREMENT OBLIGATIONS

In accordance with the requirements of Statement of Financial Accounting Standards (“SFAS”) No. 143, Accounting for Asset Retirement Obligations (“ARO”), the Partnership recognizes the present value of the estimated future abandonment costs of its oil and gas properties in both assets and liabilities.  In connection with its property acquisitions the Partnership recognized $1,309,347 in asset retirement obligations as of December 31, 2004.  The changes in ARO for the year ended December 31, 2005 are as follows:

Balance, beginning of year	$ 1,309,347
Additional liabilities incurred	755,482
Disposals of properties	(3,911)
Accretion expense	55,474
Revision of estimates	2,980

Balance, end of year	$ 2,119,372

NOTE F – GAIN ON INVOLUNTARY CONVERSION

In August 2005, Hurricane Katrina caused severe damage to the facilities at three Partnership oil and gas properties located in Southeast Louisiana.  The carrying amount of the destroyed properties was $231,894. Insurance proceeds of $584,649 were collected in December 2005.  FASB Interpretation No. 30, Accounting for Involuntary Conversions of Nonmonetary Assets to Monetary Assets, requires the recognition of gain to the extent that monetary assets received exceed the carrying cost of the nonmonetary assets involuntarily converted, even though the monetary assets are reinvested to replace the nonmonetary asset.  Consequently, the Partnership recognized a gain of $352,755.

As a result of the aforementioned damage, there has been no production from those properties since August 2005.   These properties accounted for approximately 13% of the Partnership’s oil production in 2005 (19,991 barrels).  Reconstruction of the damaged facilities is currently in progress with completion expected in 2006.

NOTE G – SIGNIFICANT CUSTOMERS

In 2005, three purchasers each accounted for 18% of the Partnership’s consolidated oil and gas revenues.  For the period September 8, 2004 through December 31, 2004, four purchasers accounted for 21%, 17%, 16% and 15% of consolidated oil and gas revenue.  No other single purchaser accounted for 10% or more of oil and gas revenues in 2005 or 2004.  There are adequate purchasers of the Partnership’s production such that the General Partner believes the loss of one or more of the above purchasers would not have a material adverse effect on its results of operations or cash flows.

NOTE H – EQUITY INCENTIVE PLAN

On March 14, 2005, the partners approved the Equity Incentive Plan (“the Plan”). The purpose of the Plan is to provide incentives to employees and independent contractors of the General Partner by providing such persons with partnership interests in the Partnership designated as Class B Units and Class C Units.  The Plan authorizes the issuance of up to one Class B Unit and up to three Class C Units for each 20 Class A Units issued by the Partnership.  The Plan authorizes a maximum of 18,052 Class B Units and 54,155 Class C Units. There are currently 182,121 Class A units outstanding.  On December 21, 2005, the Partnership awarded units pursuant this plan, and subject to the terms and conditions of Award Letters issued to all recipients.

	Units Awarded
		This	Pending
	Total	Award	Capital Call

Class B Units	12,500	6,800	5,700
Class C Units-$125 per unit	14,100	6,200	7,900
Class C Units-$150 per unit	14,100	6,200	7,900
Class C Units-$175 per unit	14,100	6,200	7,900
Total Units	54,800	25,400	29,400

Units shown under the column entitled “Pending Capital Call” are contingent on the receipt of additional capital by the Partnership.   If the additional capital, or any portion thereof, is not received, those unit awards are reduced proportionately.

Class B units all vest on January 1, 2008, subject to continued employment through December 31, 2007 and do not participate in profits, losses or cash distributions, prior to vesting.  If a recipient leaves the employment of the Partnership (or its subsidiaries or affiliates) prior to January 1, 2008, all Class B units awarded to that individual are forfeited.

Class C units vest over a three-year period beginning January 1, 2006.  Cumulative vesting on January 1st of each year is: 2006-30%, 2007-65%, 2008-100%.  Class C units do not participate in profits, losses or cash distributions prior to vesting and until Class A and applicable Class B units have received cumulative cash distributions per unit equal to the amounts shown in the above table for each group of such units awarded.

Vesting of both Class B and Class C units is accelerated in the case of a change in control, as defined in the Plan.

As of December 31, 2005, the Partnership was accounting for these awards under Accounting Principles Board Opinion No. 25 and recognized compensation expense of $11,232 during 2005.  The Partnership adopted the provisions of SFAS 123R, “Share-Based Paymrent” effective January 1, 2006 and, as a result, recognized compensation expense of $209,621 in the first six months of 2006.

NOTE I –COMMITMENTS AND CONTINGENCIES

From time to time the Partnership is a party to various legal proceedings arising in the ordinary course of business.  While the outcome of litigation cannot be predicted with certainty, the Partnership is not currently a party to any legal proceeding that it believes, if determined in a manner adverse to the Partnership, would have a material adverse effect on its financial condition, results of operations or cash flows.

NOTE J – SUPPLEMENTAL FINANCIAL INFORMATION FOR OIL AND GAS PRODUCING ACTIVITIES (UNAUDITED)

1.   Costs incurred relating to oil and gas activities

Costs incurred for 2005 and for the period from September 8, 2004 to December 31, 2004 in acquisition, development and exploration of oil and gas properties are as follows:

	2005	2004

Acquisition	$8,378,109	$10,640,253
Development	2,435,194	63,387
Exploration	-	-

2.   Estimated Quantities of Proved Oil and Gas Reserves

The estimates of proved oil and gas reserves are based on a report by independent petroleum engineers.  The estimates at December 31, 2005 and 2004 were prepared by Cawley, Gillespie & Associates, Inc.   The General Partner emphasizes that reserve estimates are inherently imprecise.  Accordingly, the estimates are expected to change as more current information becomes available.  In addition, a portion of the Partnership's proved reserves is undeveloped, which increases the imprecision inherent in estimating reserves which may ultimately be produced.

Proved reserves are estimated quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions.  Proved developed reserves are those which are expected to be recovered through existing wells with existing equipment and operating methods.

NOTE J – SUPPLEMENTAL FINANCIAL INFORMATION FOR OIL AND GAS PRODUCING ACTIVITIES (UNAUDITED) - Continued

The following is a summary of the Partnership’s proved oil and gas reserves, all of which are located in the United States:

	Oil (Bbl)	Gas (Mcf)

Proved reserve quantities, September 8, 2004	-	-
Purchase and contribution of minerals-in-place	950,092	5,135,597
Production	(6,926)	(25,199)

Proved reserve quantities, December 31, 2004	943,166	5,110,398

Purchase of minerals-in-place	469,134	313,505
Production	(153,962)	(559,419)
Sales of minerals-in-place	(5)	(90,547)
Extensions and discoveries	8,485	1,075,787
Revision of quantity estimates	61,566	(369,833)

Proved reserve quantities, December 31, 2005	1,328,384	5,479,891

Proved developed reserve quantities:
December 31, 2004	767,106	3,783,258
December 31, 2005	1,211,555	4,924,684

3.   Discounted Future Net Cash Flows

In accordance with SFAS No. 69, estimates of the standardized measure of discounted future cash flows were determined by applying period-end prices (adjusted for location and quality differentials) to the estimated future production of year-end proved reserves.  Future cash inflows were reduced by the estimated future production and development costs based on period-end costs to determine pre-tax cash inflows in the associated proved oil and gas properties.    Future net cash inflows were discounted using a 10% annual discount rate to arrive at the standardized measure.

Future income tax expenses have not been taken into account, since future taxable income or loss is taxed directly to the partners, not to the Partnership.  Estimates for future general and administrative and interest expense have also not been considered.

The standardized measure of discounted future net cash flow amounts contained in the following tabulation does not purport to represent the fair market value of oil and gas properties.  No value has been given to unproved properties.  There are significant uncertainties inherent in estimating quantities of proved reserves and in projecting rates of production and the timing and amount of future costs.  Future realization of oil and gas prices over the remaining reserve lives may vary significantly from current prices.  In addition, the method of valuation utilized, based on year-end prices and costs and the use of a 10% discount rate is not necessarily appropriate for determining fair value.

NOTE J – SUPPLEMENTAL FINANCIAL INFORMATION FOR OIL AND GAS PRODUCING ACTIVITIES (UNAUDITED) – Continued

The estimated standardized measure of discounted future cash flows at December 31, 2005 and 2004 is as follows:

	2005	2004

Future cash inflows	$ 123,131,516	$ 69,781,211
Future production costs	44,893,469	23,729,536
Future development costs	3,613,204	3,981,050

Future net cash flows	74,624,843	42,070,625
10% annual discount for estimated timing of cash flows	25,604,359	13,184,406

Standardized measure of discounted future cash flows	$ 49,020,484	$ 28,886,219

The changes in standardized measure of discounted future net cash flows for 2005 and the period September 8, 2004 to December 31, 2004 are as follows:

	2005	2004

Standardized measure, beginning of period	$ 28,886,219	$ -
Changes in prices, net of production cost	11,816,725	-
Previously estimated development cost incurred	1,500,908	-
Extensions and discoveries	4,305,159	-
Revision of quantity estimates	(1,529)	-
Change in estimated future development cost	(744,297)	-
Purchases of minerals in place	10,529,888	28,712,323
Sales, net of production costs	(8,593,537)	(304,738)
Sales of minerals-in-place	(149,180)	-
Accretion of discount	2,883,292	478,634
Changes in timing of estimated cash flows and other	(1,413,164)	-

Standardized measure, end of period	$ 49,020,484	$ 28,886,219

Current prices at year-end, used in standardized measure:
Oil (per barrel)	$ 58.19	$ 41.63
Gas (per Mcf)	$ 8.36	$ 5.97

FINANCIAL STATEMENTS OF PICA PROPERTIES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Member

PICA Energy, LLC:

We have audited the accompanying statement of revenues and direct operating expenses for the PICA properties of PICA Energy, LLC (the “Company”) (as described in Note B) for the year ended December 31, 2005. This financial statement is the responsibility of the Company’s management.  Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement.  The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit of the statement of revenues and direct operating expenses provides a reasonable basis for our opinion.

As described in Note A, the accompanying statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in GeoResources, Inc.’s Proxy Statement and is not intended to be a complete financial presentation.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the PICA Properties, for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/Grant Thornton LLP

Houston, Texas

October 16, 2006

PICA PROPERTIES
Statement of Revenues and Direct Operating Expenses

	Year ended December 31,		Six Months ended June 30,
	2005	2004	2006	2005
		(unaudited)	(unaudited)	(unaudited)

Revenues:
Oil and gas sales	$ 3,192,667	$ 2,004,676	$ 1,526,184	$ 1,381,174
Property operations	132,552	102,882	66,397	65,555
	3,325,219	2,107,558	1,592,581	1,446,729

Direct operating expenses:
Production taxes	208,777	122,658	113,662	88,897
Lease operating expenses	644,220	706,428	382,433	316,043
	852,997	829,086	496,095	404,940
Excess of revenues over direct
operating expenses	$ 2,472,222	$ 1,278,472	$ 1,096,486	$ 1,041,789

See accompanying notes

PICA PROPERTIES

Notes to Statement of Revenues and Direct Operating Expenses

NOTE A.  Property Interests

The accompanying financial statement presents the revenues and direct operating expenses of certain oil and gas working interests to be acquired from PICA Energy, LLC (“PICA Properties”). GeoResources, Inc. (“GeoResources”) plans to acquire the PICA Properties and cash of $359,500 through a statutory merger of PICA into Chandler Acquisition, Inc. and the resulting issuance of 1,931,000 shares of common stock and the assumption of related debt of $1,750,000. The PICA Properties consist of net working interests and net revenue interests in oil and gas properties located primarily in Colorado, Montana, Michigan and Utah.

The working interests in the PICA Properties range from 7% to 78% and the net revenue interests range from 6% to 61%.

NOTE B.  Basis of Presentation

The historical financial statements reflecting the financial position, results of operations and cash flows required by generally accepted accounting principles in the United States of America are not presented, since such information is neither readily available  or meaningful  since the entire acquisition consists of property, cash and debt. Accordingly, the entire acquisition price is being assigned to oil and gas properties, cash and debt.   Therefore, the statements of revenues and direct operating expenses are presented in lieu of the financial statements required under Rule 3-05 of Securities and Exchange Commission Regulation S-X.

The accompanying statements of revenues and direct operating expenses excludes depreciation, depletion and amortization, allocated general and administrative expense, income taxes, interest expense and other income and expense, since these properties represent only a portion of the business, and the expenses incurred are not necessarily indicative of the expenses to be incurred after the merger.

NOTE C.  Oil and Gas Reserve Information

The following supplementary information regarding the oil and gas activities of the PICA Properties is presented pursuant to the disclosure requirements promulgated by the Securities and Exchange Commission and Statement of Financial Accounting Standard No. 69, “Disclosure About Oil and Gas Producing Activities.”

The following is a summary of the estimated oil and gas reserve information relating to the PICA Properties at December 31, 2005.  These estimates were prepared by management of PICA and have not been reviewed by independent petroleum engineers.

Estimated reserve quantities:
	Oil (Bbl)	Gas (Mcf)

Proved reserve quantities, January 1, 2005	315,731	7,921,864
Production	(18,681)	(310,797)
Proved reserve quantities, December 31, 2005	297,050	7,611,067

Proved developed reserves	291,501	4,734,562

In accordance with SFAS No. 69, estimates of the standardized measure of discounted net cash flows were determined by applying year-end prices (adjusted for location and quantity differentials) to the estimated future production of year-end proved reserves.  Future cash inflows were reduced by the estimated future production and development costs based on year end costs to determine estimated pre-tax net cash inflows.  Future net cash inflows were discounted using a 10% annual discount rate to arrive at a standardized measure.

Future income tax expense has not been taken into account since future taxable income is taxed to the individual owner of the properties.

The standardized measure of discounted future net cash flows shown in the following tabulation does not purport to present the fair market value of the properties.  There are significant uncertainties inherent in estimating proved reserves and in projecting rates of production and the timing and amount of future costs.  Future oil and gas prices realized may vary significantly from prices used in estimating these reserves.  In addition, the method of valuation utilized, based on year-end prices and costs and the use of a 10% discount, may not be appropriate for estimating fair market value.

The estimated standardized measure of the PICA properties at December 31, 2005 is as

Follows:

Estimated future net revenue	$79,928,742
Estimated future production costs	22,558,834
Estimated future development costs	2,743,896

Estimated future net cash flows	54,626,012
10% discount for the estimated timing of future cash flows	30,758,139
Standardized measure of estimated future net cash flows	$23,867,873

The changes in standardized measure of discounted cash flows for 2005 are as follows:

Standardized measure, beginning of year	$23,825,039
Sales of production, net of production cost	(2,339,670)
Accretion of discount	2,382,504
Standardized measure, end of year	$23,867,873

GLOSSARY OF OIL AND GAS TERMS

The following are abbreviations and definitions of certain terms commonly used in the oil and gas industry and this document:

API gravity. A system of classifying oil based on its specific gravity, whereby the greater the gravity, the lighter the oil.

Bbl. One stock tank barrel, or 42 U.S. gallons liquid volume, used in reference to oil or other liquid hydrocarbons.

BOE. One stock tank barrel equivalent of oil, calculated by converting gas volumes to equivalent oil barrels at a ratio of 6 Mcf to 1 Bbl of oil.

Development well. A well drilled within the proved area of an oil or gas reservoir to the depth of a stratigraphic horizon known to be productive.

Differential. An adjustment to the price of oil from an established spot market price to reflect differences in the quality and/or location of oil.

Gas. Natural gas.

Mbbls. One thousand barrels of oil or other liquid hydrocarbons.

Mboe. One thousand BOE.

Mcf. One thousand cubic feet of gas.

Mcfe. One thousand cubic feet of gas equivalent.

Mmbbls. One million barrels of oil or other liquid hydrocarbons.

Mmboe. One million BOE.

Mmbtu. One million British Thermal units.  One British thermal unit is the amount of heat required to raise the temperature of one pound of water to one degree Fahrenheit.

Mmcf. One million cubic feet of gas.

Mmcfe. One million cubic feet of gas equivalent.

Net production. Production that is owned, less royalties and production due others.

Oil. Crude oil, condensate and natural gas liquids.

Operator. The individual or company responsible for the exploration and/or exploitation and/or production of an oil or gas well or lease.

Proved developed reserves. Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods. Additional oil and gas expected to be obtained through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery should be included as “proved developed reserves” only after testing by a pilot project or after the operation of an installed program has confirmed through production response that increased recovery will be achieved.

Proved reserves. Per Article 4-10(a)(2) of Regulation S-X, the SEC defines proved oil and gas reserves as the estimated quantities of oil, gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, i.e., prices and costs as of the date the estimate is made.  Prices include consideration of changes in existing prices provided only by contractual arrangements, but not on escalations based upon future conditions.

Reservoirs are considered proved if economic producibility is supported by either actual production or conclusive formation test.  The area of a reservoir considered proved includes: (i) that portion delineated by drilling and defined by gas-oil and/or oil-water contacts, if any; and (ii) the immediately adjoining portions not yet drilled, but which can be reasonably judged as economically productive on the basis of available geological and engineering data.  In the absence of information on fluid contacts, the lowest known structural occurrence of hydrocarbons controls the lower proved limit of the reservoir.

Reserves which can be produced economically through application of improved recovery techniques (such as fluid injection) are included in the “proved” classification when successful testing by a pilot project, or the operation of an installed program in the reservoir, provides support for the engineering analysis on which the project or program was based.

Estimates of proved reserves do not include: (i) oil that may become available from known reservoirs but is classified separately as “indicated additional reserves”; (ii) oil, gas, and natural gas liquids, the recovery of which is subject to reasonable doubt because of uncertainty as to geology, reservoir characteristics, or economic factors; (iii) oil, gas, and natural gas liquids, that may occur in undrilled prospects; and (iv) oil, gas, and natural gas liquids, that may be recovered from oil shales, coal, gilsonite and other such sources.

Proved reserve additions. The sum of additions to proved reserves from extensions, discoveries, improved recovery, acquisitions and revisions of previous estimates.

Proved undeveloped reserves. Proved undeveloped oil and gas reserves are reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.  Reserves on undrilled acreage shall be limited to those drilling units offsetting productive units that are reasonably certain of production when drilled.  Proved reserves for other undrilled units can be claimed only where it can be demonstrated with certainty that there is continuity of production from the existing productive formation.  Under no circumstances should estimates for proved undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual tests in the area and in the same reservoir.

Reserve life. A measure of the productive life of an oil and gas property or a group of properties, expressed in years.  Reserve life is calculated by dividing proved reserve volumes at year-end by production for that year.

Reserve replacement ratio. The proved reserve additions for the period divided by the production for the period.

Royalty. An interest in an oil and gas lease that gives the owner of the interest the right to receive a portion of the production from the leased acreage (or of the proceeds of the sale thereof), but generally does not require the owner to pay any portion of the costs of drilling or operating the wells on the leased acreage.  Royalties may be either landowner’s royalties, which are reserved by the owner of the leased acreage at the time the lease is granted, or overriding royalties, which are usually reserved by an owner of the leasehold in connection with a transfer to a subsequent owner.

Secondary recovery.  The second stage of hydrocarbon production during which an external fluid such as water or gas is injected into the reservoir through injection wells located in rock that has fluid communication with production wells.  The purpose of secondary recovery is to maintain reservoir pressure and to displace hydrocarbons toward the wellbore.

The most common secondary recovery techniques are gas injection and waterflooding. Normally, gas is injected into the gas cap and water is injected into the production zone to sweep oil from the reservoir.  A pressure-maintenance program can begin during the primary recovery stage, but it is a form or enhanced recovery.

Standardized measure. The present value, discounted at 10% per year, of estimated future net revenues from the production of proved reserves, computed by applying sales prices in effect as of the dates of such estimates and held constant throughout the productive life of the reserves (except for consideration of price changes to the extent provided by contractual arrangements), and deducting the estimated future costs to be incurred in developing, producing and abandoning the proved reserves (computed based on current costs and assuming continuation of existing economic conditions).  Future income taxes are calculated by applying the statutory federal and state income tax rate to pre-tax future net cash flows, net of the tax basis of the properties involved and utilization of available tax carry forwards related to oil and gas operations.

Upstream. The portion of the oil and gas industry focused on acquiring, exploiting, developing, exploring for and producing oil and gas.

Waterflood operations.  A method of secondary recovery in which water is injected into the reservoir formation to displace residual oil.  The water from injection wells physically sweeps the displaced oil to adjacent production wells.  Potential problems associated with waterflood techniques include inefficient recovery due to variable permeability, or similar conditions affecting fluid transport within the reservoir, and early water breakthrough that may cause production and surface processing problems.

Working interest. An interest in an oil and gas lease that gives the owner of the interest the right to drill for and produce oil and gas on the leased acreage and requires the owner to pay a share of the costs of drilling and production operations.

Well workover.    The process of performing major maintenance or remedial treatments on an oil or gas well. In many cases, workover implies the removal and replacement of the production tubing string after the well has been killed and a workover rig has been placed on location. Through-tubing workover operations, using coiled tubing, snubbing or slickline equipment, are routinely conducted to complete treatments or well service activities that avoid a full workover where the tubing is removed. This operation saves considerable time and expense.

I-1

GEORESOURCES, INC.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

The undersigned shareholder of GeoResources, Inc., acknowledges receipt of the Proxy Statement and Notice of Special Meeting of Shareholders to be held on Thursday, December 14, 2006, at 10:00 a.m., local time, in the Marquis Plaza & Suites, 1525 9th Avenue NW, Williston, North Dakota 58801, and hereby appoints H. Dennis Hoffelt and J.P. Vickers, each with the power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at said Meeting and at all adjournments thereof, hereby ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue hereof.  The above-named Attorneys and Proxies are instructed to vote all of the undersigned’s shares as follows:

1.

Approval of issuance of up to 10,690,000 shares of common stock pursuant to the Agreement and Plan of Merger, dated September 14, 2006, among GeoResources, Inc., Southern Bay Energy Acquisition, LLC, Chandler Acquisition, LLC, Southern Bay Oil & Gas, L.P., Chandler Energy, LLC and PICA Energy, LLC.

FOR

AGAINST

ABSTAIN

2.

Approval of an Amendment to the Articles of Incorporation of GeoResources, Inc. to increase the total shares of authorized capital stock from 10,000,000 shares of common stock, $.01 par value per share, to 120,000,000 shares of capital stock, consisting of 100,000,000 shares of common stock, $.01 par value per share, and 20,000,000 shares of preferred stock, $.01 par value per share.

FOR

AGAINST

ABSTAIN

3.

Approval of the GeoResources, Inc. Amended and Restated 2004 Employees’ Stock Incentive Plan, which, among other things, increases the number of shares of common stock reserved for issuance under options granted under the plan from 300,000 to 2,000,000 shares.

FOR

AGAINST

ABSTAIN

4.

Proposal to adjourn or postpone the Special Meeting, if necessary, for the purpose of soliciting additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the foregoing proposals.

FOR

AGAINST

ABSTAIN

5.

Transaction of such other matters as may properly come before the Special Meeting and any adjournments thereof.

FOR

AGAINST

ABSTAIN

YOU MAY VOTE IN FAVOR OF ALL THE ABOVE PROPOSALS WITHOUT CHECKING ANY OF THE ABOVE BOXES BY MERELY SIGNING, DATING AND RETURNING THIS PROXY.  IF THIS PROXY IS PROPERLY EXECUTED AND ANY OF THE ABOVE BOXES ARE CHECKED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER.

PLEASE SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY.

Date:

, 2006  No. of Shares:

Sign Here:

Signature(s) of Shareholder(s)

Please sign your name exactly as it appears on your stock certificate.  If shares are held jointly, each holder should sign.  Executors, trustees, and fiduciaries should so indicate when signing.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)		To vote using the Internet
•	Call toll free 1-800-560-1965 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•	Go to the following web site: WWW.EPROXY.COM/GEOI
•	Follow the simple instructions provided by the recorded message.	•	Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 11:59 p.m., Central Time, on December 13, 2006.
THANK YOU FOR VOTING

I-i

ANNEX A

AGREEMENT AND PLAN OF MERGER

AMONG

GEORESOURCES, INC.

SOUTHERN BAY ENERGY ACQUISITION, LLC

CHANDLER ACQUISITION, LLC

SOUTHERN BAY OIL & GAS, L.P.

CHANDLER ENERGY, LLC

AND

PICA ENERGY, LLC

SEPTEMBER 14, 2006

i

TABLE OF CONTENTS

ARTICLE 1 THE MERGERS

1.1

MERGER; EFFECTIVE TIME OF THE MERGER.

1.2

CLOSING.

1.3

EFFECTS OF THE MERGERS.

1.4

SURVIVING ENTITIES.

1.5

MERGER CONSIDERATION AND CONVERSION OF SECURITIES; PURCHASE OF YUMA WORKING INTERESTS.

1.6

EXCHANGE AGENT; PAYMENT.

ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF GEO

2.1

ORGANIZATION.

2.2

CAPITALIZATION OF GEO.

2.3

AUTHORITY RELATIVE TO THIS AGREEMENT.

2.4

NONCONTRAVENTION.

2.5

GOVERNMENTAL APPROVALS.

2.6

FINANCIAL STATEMENTS.

2.7

ABSENCE OF UNDISCLOSED LIABILITIES.

2.8

ABSENCE OF CERTAIN CHANGES.

2.9

TITLE TO PROPERTIES.

2.10

COMPLIANCE WITH LAWS.

2.11

TAX MATTERS.

2.12

LEGAL PROCEEDINGS.

2.13

BROKERAGE FEES.

2.14

PERMITS.

2.15

ENVIRONMENTAL MATTERS.

2.16

REVENUE AND EXPENSE INFORMATION; RECORDS.

2.17

COMMITMENTS.

2.18

NO ALIENATION.

2.19

MAKE-UP RIGHTS.

2.20

IMBALANCE.

2.21

PREFERENTIAL RIGHTS AND CONSENTS TO ASSIGN.

2.22

NO PARTICIPATING HYDROCARBONS.

2.23

DISCLOSURE.

2.24

INSURANCE.

2.25

EMPLOYEES.

2.26

AGREEMENTS, CONTRACTS AND COMMITMENTS.

2.27

HEDGING.

2.28

REGULATORY AGENCIES.

2.29

NON-CONSENT.

2.30

PROPERTY BOUNDARIES.

2.31

CURRENT PAYMENTS.

2.32

NO OTHER ROYALTIES.

2.33

RESERVE REPORTS.

2.34

LISTING.

2.35

SEC FILINGS.

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SOUTHERN, CHANDLER AND PICA

3.1

ORGANIZATION AND EXISTENCE OF SOUTHERN, CHANDLER AND PICA.

3.2

CAPITALIZATION OF SOUTHERN, CHANDLER AND PICA; GOVERNING DOCUMENTS.

3.3

AUTHORITY RELATIVE TO THIS AGREEMENT.

3.4

NONCONTRAVENTION.

3.5

GOVERNMENTAL APPROVALS.

3.6

FINANCIAL STATEMENTS.

3.7

ABSENCE OF UNDISCLOSED LIABILITIES.

3.8

ABSENCE OF CERTAIN CHANGES.

3.9

TITLE TO PROPERTIES.

3.10

COMPLIANCE WITH LAWS.

3.11

TAX MATTERS.

3.12

LEGAL PROCEEDINGS.

3.13

BROKERAGE FEES.

3.14

PERMITS.

3.15

ENVIRONMENTAL MATTERS.

3.16

REVENUE AND EXPENSE INFORMATION; RECORDS.

3.17

COMMITMENTS.

3.18

NO ALIENATION.

3.19

MAKE-UP RIGHTS.

3.20

IMBALANCE.

3.21

PREFERENTIAL RIGHTS AND CONSENTS TO ASSIGN.

3.22

NO PARTICIPATING HYDROCARBONS.

3.23

INVESTMENT INTENT.

3.24

DISCLOSURE.

3.25

INSURANCE.

3.26

EMPLOYEES.

3.27

AGREEMENTS, CONTRACTS AND COMMITMENTS.

3.28

HEDGING.

3.29

REGULATORY AGENCIES.

3.30

NON-CONSENT.

3.31

PROPERTY BOUNDARIES.

3.32

CURRENT PAYMENTS.

3.33

NO OTHER ROYALTIES.

3.34

RESERVE REPORTS.

ARTICLE 4 CONDUCT OF THE PARTIES PENDING MERGER; CERTAIN ACTIONS RELATING TO CLOSING

4.1

CONDUCT AND PRESERVATION OF BUSINESS OF THE RESPECTIVE PARTIES.

4.2

RESTRICTIONS ON CERTAIN ACTIONS OF THE PARTIES.

ARTICLE 5 ADDITIONAL AGREEMENTS

5.1

ACCESS TO INFORMATION; CONFIDENTIALITY.

5.2

NOTIFICATION OF CERTAIN MATTERS.

5.3

REASONABLE BEST EFFORTS.

5.4

PUBLIC ANNOUNCEMENTS.

5.5

PREPARATION AND AMENDMENT OF SCHEDULES.

5.6

FEES AND EXPENSES.

5.7

TAX REPORTING AND COOPERATION ON TAX MATTERS.

5.8

LISTING OF COMMON STOCK.

5.9

ADDITIONAL CAPITAL CONTRIBUTIONS.

5.12

NOTICE REQUIRED BY RULE 14F-1 UNDER EXCHANGE ACT.

5.13

POST-CLOSING ASSURANCES AND ACCESS TO RECORDS.

5.14

EMPLOYEE AGREEMENTS, PLANS OR BENEFITS.

ARTICLE 6 CONDITIONS

6.1

CONDITIONS TO OBLIGATIONS OF THE PARTIES.

6.2

RECIPROCAL CONDITIONS TO OBLIGATIONS OF THE PARTIES.

ARTICLE 7 TERMINATION, AMENDMENT AND WAIVER

7.1

TERMINATION.

7.2

EFFECT OF TERMINATION.

7.3

AMENDMENT.

7.4

WAIVER.

7.5

TERMINATION FEES.

ARTICLE 8 OTHER CLOSING AND POST-CLOSING MATTERS

8.1

OFFICERS AND DIRECTORS OF THE COMBINED ENTITY.

8.2

SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

ARTICLE 9 MISCELLANEOUS

9.1

NOTICES.

9.2

ENTIRE AGREEMENT.

9.3

BINDING EFFECT; ASSIGNMENT; THIRD PARTY BENEFIT.

9.4

SEVERABILITY.

9.5

GOVERNING LAW.

9.6

DESCRIPTIVE HEADINGS.

9.7

DISCLOSURE.

9.8

GENDER.

9.9

REFERENCES.

9.10

COUNTERPARTS.

9.11

INJUNCTIVE RELIEF; SPECIFIC ENFORCEMENT.

ARTICLE 10 DEFINITIONS

10.1

CERTAIN DEFINED TERMS.

10.2

CERTAIN ADDITIONAL DEFINED TERMS.

INDEX TO EXHIBITS AND SCHEDULES

Exhibits:

Exhibit A

Yuma Working Interests Sale Agreement

Exhibit 1.5(b)

PICA Business Transfer Agreement

Exhibit 3.23

Investment Agreement and Investor Questionnaire

Exhibit 6.2(f)

Registration Rights Agreement

Schedules:

Geo Schedules:

2.2(c)

Common Stock constituting the Merger Consideration to be issued

2.4

Noncontravention of governing documents, agreements, etc.; encumbrances

2.6

Financial Statements

2.7

Absence of undisclosed liabilities

2.8

Absence of certain changes

2.9

Encumbrances to title

2.10

Applicable Laws not complied with

2.11

Taxes not paid; returns not filed

2.12

Legal proceedings pending or threatened

2.14

Actions/proceedings pending, threatened, etc.

2.15

Environmental matters

2.20

Imbalances with respect to Properties

2.22

No Participating Hydrocarbons

2.24

Insurance exceptions

2.26

Material contracts and commitments

2.27

Hedges, options, swaps, etc.

2.28

Exceptions to compliance in regulatory agency filings

2.31

Hydrocarbon sales proceeds being withheld

2.33

Disposed of Properties in Reserve Report

Southern Schedules:

3.2(a)

Issued & outstanding Partnership interests by Partner

3.3(a)

Authority relative to this Agreement

3.4(a)

Noncontravention of governing documents, agreements, etc.; encumbrances

3.7(a)

Absence of undisclosed liabilities

3.8(a)

Absence of certain changes

3.9(a)

Encumbrances to title

3.10(a)

Applicable Laws not complied with

3.11(a)

Taxes not paid; returns not filed

3.12(a)

Legal proceedings pending or threatened

3.14(a)

Actions/proceedings pending, threatened, etc.

3.15(a)

Environmental matters

3.17(a)

Material expenditure commitments, post-effective time

3.20(a)

Imbalances with respect to Properties

3.27(a)

Material contracts and commitments

3.28(a)

Hedges, options, swaps, etc.

3.29(a)

Exceptions to compliance in regulatory agency filings

3.32(a)

Hydrocarbon sales proceeds being withheld

3.34(a)

Disposed of Properties in Reserve Report

Chandler/PICA Schedules:

1.5(b)

PICA Business Transfer Agreement

3.2(b)

Issued & outstanding Membership interests by Member

3.4(b)

Noncontravention of governing documents, agreements, etc.; encumbrances

3.7(b)

Absence of undisclosed liabilities

3.8(b)

Absence of certain changes

3.9(b)

Encumbrances to title

3.10(b)

Applicable Laws not complied with

3.11(b)

Taxes not paid; returns not filed

3.12(b)

Legal proceedings pending or threatened

3.14(b)

Actions/proceedings pending, threatened, etc.

3.15(b)

Environmental matters

3.17(b)

Material expenditure commitments, post-effective time

3.20(b)

Imbalances with respect to Properties

3.21(b)

Preferential rights, consents to assign

3.27(b)

Material contracts and commitments

3.28(b)

Hedges, options, swaps, etc.

3.29(b)

Exceptions to compliance in regulatory agency filings

3.32(b)

Hydrocarbon sales proceeds being withheld

3.34(b)

Disposed of Properties in Reserve Report

ii

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER  (this “Agreement”) dated as of September 14, 2006, and effective as of the Effective Time (as hereinafter defined), is made among GeoResources, Inc., a Colorado corporation (“Geo”), Southern Bay Energy Acquisition, LLC, a Texas limited liability company and wholly-owned subsidiary of Geo (“Southern Sub”), Chandler Acquisition, LLC, a Colorado limited liability company and wholly-owned subsidiary of Geo (“Chandler Sub”), Southern Bay Oil & Gas, L.P., a Texas limited partnership (“Southern”), Chandler Energy, LLC, a Colorado limited liability company (“Chandler”), and PICA Energy, LLC, a Colorado limited liability company and wholly-owned subsidiary of Chandler (“PICA”).  Any of the parties hereto will be referred to as a “Party” or “Parties.”

Capitalized terms not defined in the context of the provisions of this Agreement to which they relate shall have the definitions set forth in Section 10.1.

WITNESSETH

WHEREAS, management of each of Geo, Southern Sub, Chandler Sub, Southern, Chandler, and PICA have determined that it will be in the best interests of each Party and its shareholders, partners, or members, as the case may be, and that it will advance the long-term business interests of the Parties, to engage in a business combination whereby Southern shall be merged with and into Southern Sub (the “Southern Merger”) and PICA shall be merged with and into Chandler Sub (the “Chandler Merger,” and singly or together, a “Merger” or the “Mergers”), with the partners and members of Southern and PICA exchanging their respective equity interests for Geo common stock, par value $ .01 per share (“Common Stock”).

WHEREAS, subject to the  approval of the partners of Southern and the members of Chandler and of PICA, and further subject to the terms and conditions set forth herein, management of each of the parties hereto has determined to enter into the Mergers in accordance with this Agreement.

WHEREAS, the Parties wish to agree that, as a condition to the Closing, as hereafter defined, offers shall have been made by Geo to all holders of the “Yuma Working Interests” (as defined in the Yuma Working Interests Sale Agreement) to purchase their working interests in exchange for Common Stock, and all such holders that desire to sell their working interests shall have entered into the “Yuma Working Interests Sale Agreement,” in the form attached hereto as Exhibit A, with such purchases and sales to take place concurrently with the Closing.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE 1
THE MERGERS

1.1

Merger; Effective Time of the Merger.

Upon the terms and subject to the conditions of this Agreement, at the Effective Time:

(a)

Southern will be merged with and into Southern Sub in accordance with the Texas Business Organization Code (the “Texas Entity Laws”), and Southern Sub shall continue its existence as the surviving entity in the Southern Merger.  At the closing of the Southern Merger (the “Southern Closing”), a certificate of merger, prepared and executed in accordance with the relevant provisions of the Texas Entity Laws, with respect to the Southern Merger (the “Certificate of Merger”) shall be filed with the Texas Secretary of State.  The Southern Merger shall become effective at such time as the Certificate of Merger is duly filed with the Texas Secretary of State or at such later time on the day of the Closing as is specified in the Certificate of Merger pursuant to the mutual agreement of Geo and Southern (the “Southern Effective Time”).

(b)

PICA shall be merged with and into Chandler Sub in accordance with the Colorado Corporations and Associations Act (the “Colorado Entity Laws”), and Chandler Sub shall continue its existence as the surviving entity in the Chandler Merger.  At the closing of the Chandler Merger (the “Chandler Closing”), a statement of merger, prepared and executed in accordance with the relevant provisions of the Colorado Entity Laws, with respect to the Chandler Merger (the “Statement of Merger”) shall be filed with the Colorado Secretary of State.  The Chandler Merger shall become effective at such time as the Statement of Merger is duly filed with the Colorado Secretary of State or at such later time on the day of the Chandler Closing as is specified in the Statement of Merger pursuant to the mutual agreement of Geo and Chandler (the “Chandler Effective Time”).

(c)

Southern Sub and Chandler Sub together will be referred to as the “Surviving Entities.”  The Southern Closing and Chandler Closing, singly or together, or the latter to occur of the foregoing two closings, as the context provides, shall be referred to herein as a “Closing” or the “Closings.”  The last to occur of Southern Effective Time or Chandler Effective Time shall be referred to herein as the “Effective Time.”

1.2

Closing.

The Closing shall take place (i) at  the offices of  Jones & Keller, P.C., 1625 Broadway, Sixteenth Floor, Denver, Colorado 80202, at 10:00 a.m., local time, on the day which is five (5) consecutive Business Days after the day on which the last of the conditions to the obligations of the parties set forth in Article 6 is fulfilled or waived (subject to Applicable Law) or is capable of being fulfilled at the Closing, or (ii) at such other time or place or on such other date as the parties hereto shall agree; provided, however, that the parties shall use their reasonable best efforts to cause the closing to occur prior to or on March 31, 2007.  The date on which the Closing is required to take place is herein referred to as the “Closing Date.”

1.3

Effects of the Mergers.

The Mergers shall have the effects, respectively, as specified in the Texas Entity Laws and Colorado Entity Laws.

1.4

Surviving Entities.

(a)

The Certificate of Formation of Southern Sub, as in effect immediately prior to the Southern Effective Time, shall thereafter be the Certificate of Formation of Southern Sub, until thereafter amended in accordance with the terms and as provided by the Texas Entity Laws.  The Company Agreement as of the date hereof of Southern Sub shall thereafter be the company agreement of Southern Sub, until thereafter amended in accordance with its terms and as provided by the Texas Entity Laws (the “Company Agreement”).

(b)

The Articles of Organization of Chandler Sub, as in effect immediately prior to the Chandler Effective Time, shall thereafter be the Articles of Organization of Chandler Sub, until thereafter amended in accordance with the terms and as provided by the Colorado Entity Laws.  The Operating Agreement of Chandler Sub as of the date hereof shall thereafter be the operating agreement of Chandler Sub, until thereafter amended in accordance with its terms and as provided by the Colorado Entity Laws (the “Operating Agreement”).

1.5

Merger Consideration and Conversion of Securities; Purchase of Yuma Working Interests.

(a)

At the Southern Effective Time, by virtue of the Southern Merger and without any action on the part of Geo, Southern Sub or Southern, the partnership interests in Southern shall be exchanged for an aggregate of 8,263,000 shares of Common Stock (the “Southern Merger Consideration”).  Each partner of Southern at the Southern Effective Time shall receive such number of shares of Common Stock as is in proportion to such partner’s percentage interest in Southern as determined by reference to Southern’s Partnership Agreement and its books and records kept in the usual course of business; provided, however, that on or before five Business Days before the Closing Date, Southern shall deliver to the other Parties a schedule setting forth the respective numbers of shares of Common Stock to be issued to the respective partners of Southern in consummation of the Mergers.  All partnership interests in Southern (the “Southern Converted Securities”), when exchanged as provided herein, shall be held by Geo.

(b)

At the Chandler Effective Time, by virtue of the Chandler Merger and the “PICA Business Transfer,” as defined in Section 10.1, and without any action on the part of Geo, Chandler Sub, Chandler or PICA, the “PICA Business,” as defined in Section 10.1, shall be conveyed by Chandler to PICA, as provided in the “PICA Business Transfer Agreement,” the form of which is attached hereto as Exhibit 1.5(b), and the membership interests in PICA immediately following and concurrently with such transfer, shall be exchanged for an aggregate of 1,931,000 shares of Common Stock (the “Chandler Merger Consideration”).  Each member of PICA at the Chandler Effective Time shall receive such number of shares of Common Stock as is in proportion to such member’s percentage interest in PICA as determined by reference to PICA’s Operating Agreement and its books and records kept in the usual course of business; provided, however, that on or before five Business Days before the Closing Date, Chandler and PICA shall deliver to the other Parties a schedule setting forth the respective numbers of shares of Common Stock to be issued to the respective members of PICA in consummation of the Mergers.  All membership interests in PICA (the “Chandler Converted Securities”), when exchanged as provided herein, shall be held by Geo.

(c)

The exchanges of Common Stock for partnership interests in Southern and membership interests in PICA, to the maximum extent practicable, shall take place, or shall be deemed to have taken place, simultaneously.

(d)

The Southern Merger Consideration and Chandler Merger Consideration together shall be referred to as the “Merger Consideration.”  The  Southern Converted Securities and the Chandler Converted Securities together shall be referred to as the “Converted Securities.”

(e)

At the Closing, with respect to those holders of the Yuma Working Interests who accept the offers to purchase their working interests and execute a Yuma Working Interests Sale Agreement, such working interests shall, without any further action on the part of any of the Parties, be conveyed to PICA, in exchange for up to 496,000 shares of Geo Common Stock and up to $164,500, with a portion of this number of shares and this dollar amount being issued and paid to each Yuma Working Interest holder in the proportion which such holder’s percentage interest bears to 100% of all of the Yuma Working Interests..

1.6

Exchange Agent; Payment.

(a)

Prior to the Closing Date, Geo shall designate Wells Fargo Minnesota (the “Exchange Agent”) for the purpose of payment of the Merger Consideration.

(b)

On or before five Business Days before the Closing Date, Southern shall deliver to the other Parties a schedule setting forth the respective numbers of shares of Common Stock to be issued to the respective partners of Southern (such schedule being the same schedule as set forth in Section 1.5(a) above), and Chandler shall deliver to the other Parties a schedule setting forth the respective numbers of shares of Common Stock to be issued to the respective members of PICA, in consummation of the Mergers, and Geo shall deliver such schedules to the Exchange Agent to be used in the performance of its duties under this Section 1.6.

(c)

As soon as practicable after the Effective Time, Geo will make available to the Exchange Agent, for the benefit of the partners of Southern, the members of PICA for exchange in accordance with Section 1.5, certificates representing the shares of Common Stock issuable pursuant to Section 1.5 in exchange for the Converted Securities.  Promptly after the Effective Time, Geo will send, or will cause the Exchange Agent to send, to each partner of Southern and each member of PICA at the Effective Time, a certificate representing that number of whole shares of Common Stock that such partner, member has a right to receive pursuant to the provisions of this Article 1.

(d)

All of the shares of Common Stock issued as Merger Consideration in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such exchanged Converted Securities.

(e)

None of Geo, Southern Sub, Chandler Sub, Southern, Chandler, PICA, or any of their respective general partners, members, managers, officers, directors or transfer agents shall be liable to a partner of Southern, a member of Chandler or PICA for any amount paid in good faith to a public official pursuant to applicable property, escheat or similar laws.

(f)

No certificates or scrip evidencing fractional shares of Common Stock shall be issued as part of the Merger Consideration.  In lieu of any such fractional shares, the number of shares which each partner of Southern and member of PICA shall receive shall be rounded up to the next higher, whole number of shares.

(g)

Promptly following the date which is one year after the Effective Time, the Exchange Agent shall return to Geo all certificates and other documents and instruments in its possession relating to the Mergers which, as provided in the preceding portions of this Section 1.6, previously have not been delivered to the respective partners of Southern or the members of PICA, and the Exchange Agent’s duties shall terminate.  Thereafter, each holder of Converted Securities that has not received the shares of Common Stock as Merger Consideration to which such holder is entitled in connection with the Mergers shall (subject to applicable abandoned property, escheat, and similar laws) look only to Geo for payment of the applicable Merger Consideration, but such holder shall have no greater rights against Geo, Southern, Chandler or PICA than may be accorded to general creditors of Geo or the Surviving Entities under Applicable Law.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF GEO

Geo represents and warrants to Southern, Chandler and PICA that:

2.1

Organization.

Geo is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado.  Southern Sub is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Texas.  Chandler Sub is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Colorado.  Each of the Surviving Entities is minimally capitalized as a wholly-owned subsidiary of Geo.  Geo has full power and authority to own, lease or otherwise hold and operate its properties and assets and to carry on its business as presently conducted.  Geo is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which the conduct or nature of its business or the ownership, leasing, holding or operating of its properties makes such qualification necessary, except such jurisdictions where the failure to be so qualified or in good standing, individually or in the aggregate, would not have a Material Adverse Effect.

2.2

Capitalization of Geo.

(a)

All of the outstanding shares of Common Stock have been duly authorized  and validly issued in accordance with the Articles of Incorporation, are fully paid and nonassessable, and, as of the respective dates of the SEC Filings and Geo Financial Statements, were issued and held as described therein.  On the date hereof, there were 3,778,269 issued and outstanding shares of Common Stock of Geo.

(b)

Subject to shareholder approval to amend the authorized capital of Geo, the shares of Common Stock to be issued pursuant to this Agreement will be duly authorized in accordance with the Articles of Incorporation, and, when issued and delivered pursuant to this Agreement in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and will be issued free and clear of any lien, claim or Encumbrance.

(c)

Except for the shares of Common Stock constituting the Merger Consideration, to be issued pursuant to this Agreement, as set forth on Schedule 2.2(c), there are no preemptive rights or other rights to subscribe for or to purchase any shares of the Common Stock.  The offer and sale of the shares of Common Stock, as contemplated by this Agreement, shall not be registered under any applicable federal or state securities laws, but after issuance shall be the subject of, and may be registered under the Securities Act, as provided by the Registration Rights Agreement in the form attached hereto as Exhibit 6.2(f).  Except for the shares of Common Stock to be issued pursuant to this Agreement or as set forth on Schedule 2.2(c), the only outstanding options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of Common Stock or other securities of Geo are as set forth in Geo’s Annual Report on Form 10-KSB for the year ended December 31, 2005, filed with the SEC.

(d)

Subject to shareholder approval to amend the authorized capital of Geo and required approvals from NASDAQ with respect to the market on which the Common Stock is or will be traded, Geo has all requisite power and authority to issue, sell and deliver the shares of Common Stock in accordance with and upon the terms and conditions set forth in this Agreement.  As of the Closing Date, all corporate action for the authorization, issuance, sale and delivery of the shares of Common Stock shall have been validly taken, and no other authorization by any of such parties is required therefore.

2.3

Authority Relative to This Agreement.

Subject to shareholder approval to increase the capital of Geo required and approvals from NASDAQ with respect to any market on which the Common Stock is or will be traded:  (i)  Geo, Southern Sub and Chandler Sub have full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby; (ii) the execution, delivery and performance by Geo, Southern Sub and Chandler Sub of this Agreement, and the consummation by them of the transactions contemplated hereby, have been duly authorized, and no other corporate proceedings on the part of Geo or either of the Surviving Entities are necessary to authorize the execution, delivery and performance by Geo and the Surviving Entities of this Agreement and the consummation by them of the transactions contemplated hereby; and (iii) this Agreement has been duly executed and delivered by Geo and each of the Surviving Entities and constitutes, and each other agreement, instrument or document executed or to be executed by Geo and the Surviving Entities in connection with the transactions contemplated hereby has been, or when executed will be, duly executed and delivered by Geo and each of the Surviving Entities and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of Geo and the Surviving Entities enforceable against Geo and the Surviving Entities in accordance with their respective terms, except that such enforceability may be limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally and (B) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

2.4

Noncontravention.

Except as otherwise indicated on Schedule 2.4, including shareholder approval to increase the authorized capital of Geo, the execution, delivery and performance by Geo and each of the Surviving Entities of this Agreement and the consummation by it of the transactions contemplated hereby do not and will not (i) conflict with or result in a violation of any provision of (with respect to Geo) its Articles of Incorporation or bylaws and (with respect to the Surviving Entities) their respective Articles of Organization and operating agreements, (ii) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation or acceleration under, any bond, debenture, note, mortgage, indenture, lease, contract, agreement or other instrument or obligation to which Geo or the Surviving Entities is a party or by which Geo or either of the Surviving Entities or any of their properties may be bound, (iii) result in the creation or imposition of any Encumbrance upon the properties of Geo or either of the Surviving Entities or (iv) assuming compliance with the matters referred to in Section 2.5, violate any Applicable Law binding upon Geo or Surviving Entities, except, in the case of clauses (ii), (iii) and (iv) above, for any such conflicts, violations, defaults, terminations, cancellations, accelerations or Encumbrances which would not, individually or in the aggregate, have a Material Adverse Effect on Geo or Surviving Entities.

2.5

Governmental Approvals.

To the Knowledge of Geo, no consent, approval, order or authorization of, or declaration, filing or registration with, any Governmental Entity is required to be obtained or made by Geo, Southern Sub or Chandler Sub in connection with the execution, delivery or performance by Geo of this Agreement or the consummation by it of the transactions contemplated hereby, other than (i) compliance with any applicable federal or state securities or takeover laws, including filings of proxy statements, forms, notices and other documents as required under federal securities and state blue sky laws, (ii) filings of the Certificate of Merger and Statement of Merger, and filings with Governmental Entities to occur in the ordinary course following the consummation of the transactions contemplated hereby, and (iii) such consents, approvals, orders or authorizations which, if not obtained, and such declarations, filings or registrations which, if not made, would not, individually or in the aggregate, have a Material Adverse Effect on Geo or the Surviving Entities.

2.6

Financial Statements.

Attached as Schedule 2.6 or filed with the SEC are copies of (i) Geo’s unaudited consolidated balance sheet as of June 30, 2006 (the “Geo Latest Balance Sheet”), and the related unaudited consolidated statements of income, shareholders’ equity and cash flows for the six-month period then ended (the “Geo Unaudited Financial Statements”), and (ii) Geo’s audited consolidated balance sheet as of December 31, 2005, and the related audited consolidated statements of income, stockholders’ equity and cash flows for the two years then ended, and the notes and schedules thereto, together with the report thereon of Richey May & Co., independent certified public accountants (the “Geo Audited Financial Statements”) (collectively, the “Geo Financial Statements”).  The Geo Financial Statements (A) have been prepared from the books and records of Geo in conformity with generally accepted accounting principles applied on a basis consistent with preceding years throughout the periods involved, and (B) accurately and fairly present Geo’s consolidated financial position as of the respective dates thereof and its consolidated results of operations and cash flows for the periods then ended, except that Geo Unaudited Financial Statements are subject to audit adjustments, which in Geo’s reasonable judgment should not be material in the aggregate.

2.7

Absence of Undisclosed Liabilities.

To the Knowledge of Geo, Geo does not have any liability or obligation (whether accrued, absolute, contingent, unliquidated or otherwise), including any liability or obligation with respect to the Geo Properties (whether accrued, absolute, contingent, unliquidated or otherwise) except (i) liabilities reflected on the Geo Latest Balance Sheet, (ii) liabilities described in the notes accompanying the Geo Audited Financial Statements, (iii) liabilities which have arisen since the date of the Geo Latest Balance Sheet in the ordinary course of business (none of which is a material liability for breach of contract, tort or infringement), (iv) liabilities arising under executory provisions of contracts entered into in the ordinary course of business (none of which is a material liability for breach of contract), (v) liabilities disclosed on Schedule 2.7 (including, without limitation, legal fees and fees for a fairness opinion) and (vi) other liabilities which, in the aggregate, would not result in a Material Adverse Effect on Geo.

2.8

Absence of Certain Changes.

Except as disclosed on Schedule 2.8, since the date of Geo Unaudited Financial Statements, (i) there has not been any change, event or condition that might reasonably be expected to result in any Material Adverse Effect on the assets or financial condition of Geo or any of the Geo Properties, (ii) the business of Geo has been conducted only in the ordinary course consistent with past practice, (iii) Geo has not incurred any material liability, engaged in any material transaction or entered into any material agreement outside the ordinary course of business consistent with past practice with respect to its business and assets, including the Geo Properties, and (iv) Geo has not suffered any loss, damage, destruction or other casualty to any of its assets, including the Geo Properties (whether or not covered by insurance) that would result in a Material Adverse Effect on Geo, and (v) Geo has not taken any of the actions set forth in Section 4.2, except as permitted thereunder.

2.9

Title to Properties.

In all material respects, (i) Geo has full beneficial interest in and legal title to the Geo Properties, and, (ii) at the time of Closing, Geo will have such title to, or valid leasehold and right-of-way interests in, all of the Geo Properties, as is customary and reasonable for the oil and gas exploration and production industry, free and clear of all Encumbrances other than Encumbrances set forth on Schedule 2.9.

2.10

Compliance With Laws.

Except as disclosed on Schedule 2.10, to the Knowledge of Geo, Geo has complied with all Applicable Laws, except for noncompliance with such Applicable Laws which, individually or in the aggregate, do not and will not have a Material Adverse Effect on Geo.  Except as disclosed on Schedule 2.10, Geo has not received any written notice from any Governmental Entity, which has not been dismissed or otherwise disposed of, that Geo has not so complied.  Geo has not been charged or, to the Knowledge of Geo, threatened with, or under investigation with respect to, any violation of any Applicable Law relating to any aspect of the business of Geo, other than violations which, individually or in the aggregate, do not and in the reasonable judgment of Geo will not have a Material Adverse Effect on Geo.

2.11

Tax Matters.

Geo has filed all federal, state and local Tax Returns required to be filed by it, including those relating to real and personal property taxes, ad valorem taxes, severance taxes and any other Taxes imposed on or with respect to its assets, including the Geo Properties and any Production therefrom.  All Tax Returns have been timely filed with the applicable taxing authority, except as set forth on Schedule 2.11, and all Taxes required to be shown thereon have been paid.  There are no liens for Taxes (other than for Taxes not yet due and payable) upon Geo or any of its assets, including the Geo Properties.  There has been no issue raised or adjustment proposed (and to the Knowledge of Geo, none is pending) by the IRS or any other taxing authority in connection with any of such Tax Returns, nor has Geo received any written notice from the IRS or any such other taxing authority that any such Tax Return is being audited or may be audited or examined.  Geo has not received a written notice of a claim made by any Taxing authority in a jurisdiction where Geo does not file Tax Returns that it is or may be subject to Tax in such jurisdiction.  Geo has not agreed to the extension of any statute of limitations on the assessment or collection of any such Tax or with respect to any such Tax Return.  There are no Tax rulings, requests for rulings or closing agreements with any taxing authority with respect to Geo.

2.12

Legal Proceedings.

Except as set forth on Schedule 2.12, there are no Proceedings pending or, to the Knowledge of Geo, threatened against or involving Geo or rights of Geo with respect to any of its assets, including the Geo Properties.  Geo is not subject to any judgment, order, writ, injunction, or decree of any Governmental Entity which has had or is reasonably likely to have a Material Adverse Effect on Geo or title to or the value of any of its assets, including the Geo Properties.  There are no Proceedings pending or, to the Knowledge of Geo, threatened against Geo or its assets, including the Geo Properties, seeking to restrain, prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby or which could reasonably be expected to affect Geo’s ability to consummate the transactions contemplated hereby.

2.13

Brokerage Fees.

Neither Geo nor either of the Surviving Entities has retained any financial advisor, broker, agent or finder or paid or agreed to pay any financial advisor, broker, agent or finder on account of this Agreement or any transaction contemplated hereby.

2.14

Permits.

Geo holds all Permits necessary or required for the conduct of its business as currently conducted, except for Permits the absence of which do not and will not have a Material Adverse Effect on Geo or the Geo Properties.  Each of such Permits is in full force and effect and Geo is in compliance with each such Permit, except in such respects as would not reasonably be expected to have a Material Adverse Effect on Geo or the Geo Properties.  Except as disclosed on Schedule 2.14, Geo has not received any written notice from any Governmental Entity and no Proceeding is pending or, to the Knowledge of Geo, threatened with respect to any alleged failure by Geo to have any Permit the absence of which would have a Material Adverse Effect on Southern or the Geo Properties.

2.15

Environmental Matters.

Except as disclosed on Schedule 2.15, Geo has not received any written notice of any investigation or inquiry regarding the Geo Properties from any Governmental Entity under any Applicable Law pertaining to the environment, Hazardous Substances or Hazardous Wastes (“Applicable Environmental Laws”), including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by, inter alia, the Superfund Amendments and Reauthorization Act of 1986 (“CERCLA”), and the Resource Conservation and Recovery Act of 1976, as amended by, inter alia, the Used Oil Recycling Act of 1980 (“RCRA”), and the Solid Waste Disposal Act of 1976, as amended by the Solid Waste Disposal Act Amendments of 1980 and the Hazardous and Solid Waste Amendments of 1984 (“HSWA”).  To the Knowledge of Geo, the Geo Properties have not been used for Disposal of any Hazardous Substance and no condition otherwise exists on any such property, such that such property would be subject to any remedial obligations under any Applicable Environmental Laws which obligations would have a Material Adverse Effect on Geo or the Geo Properties.  The term “Hazardous Substance” as used herein shall have the meaning specified in CERCLA, and the terms “Hazardous Waste” and “Disposal” shall have the meanings specified in RCRA.

2.16

Revenue and Expense Information; Records.

The property list, cash receipts, disbursements and Production volumes with respect to the Geo Properties are true and correct and Geo has good and marketable title to the Geo Properties to which such receipts, disbursements and Production volumes relate, except for any matters that would not have a Material Adverse Effect on Geo.  Geo has not received any written notice of and does not have Knowledge of any material adverse claim against Geo’s title to the Geo Properties.  The Geo Records are true and correct and accurately reflect the ownership and operation of the Geo Properties by Geo, except for any matters that would not have a Material Adverse Effect on Geo.

2.17

Commitments.

To Geo’s Knowledge, Geo has incurred no material expenses, and has made no commitments to make material expenditures (and Geo has not entered into any agreements that would obligate Geo to make material expenditures), in connection with (and no other obligations or liabilities have been incurred, outside the ordinary course of business consistent with past practices, which would have a Material Adverse Effect on) the ownership or operation of the Geo Properties after the Effective Time.

2.18

No Alienation.

Within 120 days prior to the date hereof, Geo has not sold, assigned, conveyed, or transferred or contracted to sell, assign, convey or transfer any right or title to, or interest in, the Geo Properties.

2.19

Make-Up Rights.

To Geo’s Knowledge, Geo has not, nor has any other Person, received prepayments (including but not limited to, payments for gas not taken pursuant to “take-or-pay” or similar arrangements) for any Hydrocarbons produced from the Geo Properties as a result of which the obligation does or may exist to deliver Hydrocarbons produced from the Geo Properties after the Effective Time without then receiving payment (or without then receiving full payment) therefor or to make repayments in cash, and the working interest owners have not so delivered any Hydrocarbons from the Properties or so made any such repayment in cash.

2.20

Imbalance.

To Geo’s Knowledge, any imbalance among the owners of the interests in the wells and units included in the Geo Properties are consistent with those that are normal and customary in the oil and gas industry, and Schedule 2.20 sets forth all material gas imbalances affecting the Geo Properties as of the date hereof.   To Geo’s Knowledge, no condition exists affecting the operation of the Geo Properties which has materially impaired, or could reasonably be expected to materially impair, Production from or the operations of the Geo Properties.

2.21

Preferential Rights and Consents to Assign.

To Geo’s Knowledge, there are no consents to assignment or waivers of preferential rights to purchase that must be obtained from third parties in order for Geo to consummate the transactions contemplated by this Agreement without violating or breaching a duty or obligation of Geo.

2.22

No Participating Hydrocarbons.

Except as set forth on Schedule 2.22, to Geo’s Knowledge, the Geo Properties do not include any unleased Hydrocarbons where Geo has agreed to bear a share of drilling, operating or other costs as a participating mineral owner.

2.23

Disclosure.

No representation or warranty of Geo in this Agreement and no statement in the Schedules hereto omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.  There is no fact known to Geo that has specific application to Geo or the Geo Properties (other than general economic or industry conditions) as far as Geo can reasonably foresee, that materially threatens the assets, business, prospects, financial condition, or results of operations of Geo or the Geo Properties that has not been set forth in this Agreement or the Schedules hereto.

2.24

Insurance.

Except as set forth on Schedule 2.24, Geo has insurance in such amounts and against such risks and losses as are customary for companies engaged in the business of the ownership of mineral and royalty interests.

2.25

Employees.

There are no collective bargaining agreements or other labor union contracts applicable to any employees of Geo, and no such agreement or contract has been requested by an employee or group of employees of Geo.  Geo is in compliance in all material respects with all Applicable Laws pertaining to employment and employment practices and wages, hours and other terms and conditions of employment in respect of its employees, and has no accrued liability for any arrears of wages or any Taxes or penalties for failure to comply with any thereof.  There is no pending or, to the Knowledge of Geo, threatened Proceeding against or involving Geo by or before, and Geo is not subject to any judgment, order, writ, injunction, or decree of or inquiry from, any Governmental Entity in connection with any current, former or prospective employee of Geo.

2.26

Agreements, Contracts and Commitments.

Schedule 2.26 lists all leases, contracts, agreements and instruments to which Geo is a party as of the date hereof and which are in any single case of material importance to the conduct of the business of Geo (true and correct copies of each such document requested by Southern, Chandler or PICA have been previously delivered to them and a written description of each oral arrangement so listed).  Except as set forth in Schedule 2.26 and as contemplated hereby, Geo does not have as of the date hereof (i) any collective bargaining agreements or any agreements that contain any severance pay liabilities or obligations, (ii) any bonus, deferred compensation, pension, profit-sharing or retirement plans, programs or other similar employee benefit arrangements, (iii) any employment agreement, contract or commitment with an employee, or agreements to pay severance, (iv) any agreement of guarantee or indemnification running from Geo to any Person except as provided in Geo’s articles of incorporation and bylaws, (v) any agreement, indenture or other instrument for borrowed money and any agreement or other instrument which contains restrictions with respect to payment of dividends or any other distribution in respect of the Common Stock or any other outstanding securities, (vi) any agreement, contract or commitment containing any covenant limiting the freedom of Geo to engage in any line of business or compete with any Person, (vii) any agreement, contract or commitment relating to capital expenditures in excess of $250,000 involving future payments except as set forth in Schedule 2.26, (viii) any agreement, contract or commitment relating to the acquisition of assets or capital stock of any business enterprise, or (ix) any agreement, contract or commitment not made in the ordinary course of business.  Except as set forth in Schedule 2.26, Geo has not breached, nor to Geo’s Knowledge is there any claim or any legal basis for a claim that Geo has breached, any of the terms or conditions of any agreement, contract or commitment set forth in the Schedules or of any other agreement, contract or commitment, which breach would have a Material Adverse Effect on Geo or the Geo Properties.

2.27

Hedging.

Except as set forth on Schedule 2.27, Geo is not engaged in any oil, natural gas or other futures or option trading in respect of which it has any material future liability, nor is it a party to any price swaps, hedges, futures or similar instruments.  Schedule 2.27 sets forth for the periods shown obligations of Geo for the delivery of Hydrocarbons attributable to any of the Geo Properties in the future on account of prepayment, advance payment, take-or-pay or similar obligations without then or thereafter being entitled to receive full value therefore.  Except as set forth in Schedule 2.27, as of the date hereof, Geo is not bound by futures, hedge, swap, collar, put, call, floor, cap, option or other contracts that are intended to benefit from, relate to or reduce or eliminate the risk of fluctuations in the price of commodities, including Hydrocarbons, or securities.

2.28

Regulatory Agencies.

Except as set forth in Schedule 2.28,  all currently effective filings heretofore made by Geo with the Federal Energy Regulatory Commission (“FERC”), and all other federal, state and local agencies or commissions (collectively, the “Regulatory Agencies”) were made in compliance with Applicable Laws and the factual information contained therein was true and correct in all material respects as of the respective dates of such filings.  The right of Geo to receive payment pursuant to any tariff, rate schedule or similar instrument filed with or subject to the jurisdiction of any Governmental Entity has not been suspended, and Geo has not received written notification questioning the validity of any such tariff, rate schedule or similar instrument which is material to the operations of the Geo Properties, taken as a whole, from any Governmental Entity or customer.  Neither Geo nor any portion of the Geo Properties is subject to the jurisdiction of FERC under the Natural Gas Act of 1938 (“NGA”).

2.29

Non-Consent.

To Geo’s Knowledge, there are no operations involving any of the Geo Properties to which Geo has become a non-consenting party.

2.30

Property Boundaries.

To Geo’s Knowledge, all of the Geo Properties have been drilled and completed, as applicable, within the boundaries of the Geo Properties or within the limits otherwise permitted by contract, pooling or unit agreements, and by Law; and all drilling and completion of the Geo Properties and all development and operations on the Geo Properties have been conducted in all material respects in compliance with all applicable laws, ordinances, rules, regulations and permits, and judgments, orders and decrees of any court or governmental body or agency, except failures which individually and in the aggregate would not have a Material Adverse Effect on the use, value or operation of the Geo Properties.

2.31

Current Payments.

To Geo’s Knowledge, except as expressly set forth in Schedule 2.31, all proceeds from the sale of Hydrocarbons produced from the Geo Properties are currently being paid to Geo and no portion of such proceeds is currently being held in suspense by any Person by whom proceeds are paid except for immaterial amounts.

2.32

No Other Royalties.

Except as expressly set forth in the Geo Reserve Report, to Geo’s Knowledge, the Geo Properties are not burdened by any royalty, overriding royalty interests, Production payments or other burdens on Production, which, in the aggregate, would have a Material Adverse Effect on Geo.

2.33

Reserve Reports.

All information (excluding assumptions and estimates, but including the statement of the percentage of Hydrocarbons reserves from the wells and other interests evaluated therein to which Geo is entitled and the percentage of the costs and expenses related to such wells or interests to be borne by Geo) supplied to Sproule Associates Inc. and Broschat Engineering and Management Services by or on behalf of Geo that was material to such firms’ estimates of proved Hydrocarbons reserves attributable to the Geo Properties in connection with the preparation of the proved Hydrocarbons reserve reports concerning the Hydrocarbons of Geo as of December 31, 2005 and prepared by such engineering firms (the “Geo Reserve Report”) was (at the time supplied or as modified or amended prior to the issuance of the Geo Reserve Report) to Geo’s Knowledge accurate in all material respects and Geo has no Knowledge of any material errors in such information that existed at the time of such issuance.  For purposes of this Agreement “Hydrocarbons” means direct and indirect interests in and rights with respect to oil, gas, mineral, and related properties and assets of any kind and nature, direct or indirect, including working, leasehold and hydrocarbons and operating rights and royalties, overriding royalties, Production payments, net profit interests and other non-working interests and non-operating interests; all interests in rights with respect to oil, condensate, gas, casinghead gas and other liquid or gaseous hydrocarbons and other minerals or revenues therefrom, all contracts in connection therewith and claims and rights thereto (including all Hydrocarbons leases, operating agreements, unitization and pooling agreements and orders, division orders, transfer orders, mineral deeds, royalty deeds, Hydrocarbons sales, exchange and processing contracts and agreements, and in each case, interests thereunder), surface interests, fee interests, reversionary interests, reservations, and concessions; all easements, rights of way, licenses, permits, leases, and other interests associated with, appurtenant to, or necessary for the operation of any of the foregoing; and all interests in equipment and machinery (including wells, well equipment and machinery), Hydrocarbons Production, gathering, transmission, treating, processing, and storage facilities (including tanks, tank batteries, pipelines, and gathering systems), pumps, water plants, electric plants, gasoline and gas processing plants, refineries, and other tangible personal property and fixtures associated with, appurtenant to, or necessary for the operation of any of the foregoing.  Set forth on Schedule 2.33 is a list of all material Hydrocarbons, properties, interests and assets that were included in the Geo Reserve Report that have been disposed of prior to the date hereof.

2.34

Listing.

The outstanding shares of Common Stock are listed for trading on the NASDAQ Capital Stock Market, and on or before the Effective Time, Geo will have applied to have its Common Stock qualified for quotation on the NASDAQ Global Market or such other market as the Parties shall agree.

2.35

SEC Filings.

Geo has filed with the Securities and Exchange Commission all forms, reports, schedules, statements, and other documents required to be filed by it since December 31, 2003 under the Securities Act, the Exchange Act, and all other federal securities laws.  All forms, reports, schedules, statements, and other documents (including all amendments thereto) filed by Geo with the Securities and Exchange Commission since such date are herein collectively referred to as the “SEC Filings.”  Geo has delivered or made available to Southern and Chandler accurate and complete copies of all the SEC Filings in the form filed by Geo with the Securities and Exchange Commission.  The SEC Filings, at the time filed, complied in all material respects with all applicable requirements of federal securities laws.  To the Knowledge of Geo, none of the SEC Filings, including, without limitation, any financial statements or schedules included therein, at the time filed, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  All material contracts of Geo have been included in the SEC Filings, except for those contracts not required to be filed pursuant to the rules and regulations of the Securities and Exchange Commission.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF SOUTHERN, CHANDLER AND PICA

Southern represents and warrants to Chandler, PICA, Geo and the Surviving Entities; and, jointly and severally, Chandler and PICA represent and warrant to Southern, Geo and the Surviving Entities (with the understanding neither Chandler nor PICA makes any representation or warranty with respect to Southern, and Southern makes no representation or warranty with respect to Chandler or PICA); that:

3.1

Organization and Existence of Southern, Chandler and PICA.

(a)

Southern is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Texas.  Southern has full power and authority to own, lease or otherwise hold and operate its properties and assets and to carry on its business as presently conducted.  Southern is duly qualified and in good standing to do business as a foreign limited partnership in each jurisdiction in which the conduct or nature of its business or the ownership, leasing, holding or operating of its properties makes such qualification necessary, except such jurisdictions where the failure to be so qualified or in good standing, individually or in the aggregate, would not have a Material Adverse Effect.

(b)

Each of Chandler and PICA is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Colorado.  Each of Chandler and PICA has full power and authority to own, lease or otherwise hold and operate its properties and assets and to carry on its business as presently conducted.  Each of Chandler and PICA is duly qualified and in good standing to do business as a foreign limited liability company in each jurisdiction in which the conduct or nature of its business or the ownership, leasing, holding or operating of its properties makes such qualification necessary, except such jurisdictions where the failure to be so qualified or in good standing, individually or in the aggregate, would not have a Material Adverse Effect.

3.2

Capitalization of Southern, Chandler and PICA; Governing Documents.

(a)

(i)

As of the date of this Agreement, the issued and outstanding partnership interests of Southern are held of record by those Persons listed in Schedule 3.2(a), and are all of the issued and outstanding partnership interests in Southern, and, (ii) as of the Closing, all of the issued and outstanding partnership interests shall be accurately reflected in the respective number of shares of Common Stock to be issued to the respective partners, as set forth in the schedule to be delivered by Southern on or before five business days before the Closing Date, as provided in Section 1.5(a).  All outstanding partnership interests of Southern are validly issued, fully paid and non-assessable, and, except as set forth on Schedule 3.2(a), are not subject to preemptive rights.  Except as set forth in this Section 3.2 or in Schedule 3.2(a), there are outstanding: (i) no partnership interests, voting debt or other voting securities of Southern; (ii) no securities of Southern convertible into or exchangeable for partnership interests, or other voting securities of Southern; and (iii) no options, warrants, calls, rights (including preemptive rights), commitments or agreements to which Southern is a party or by which it is bound in any case obligating Southern to issue, deliver, sell, purchase, redeem or acquire, or cause to be issued, delivered, sold, purchased, redeemed or acquired, additional partnership interests or any other securities of either Southern or any other Person or obligating Southern to grant, extend or enter into any such option, warrant, call, right, commitment or agreement, except for the obligation, as provided herein, for the partners of Southern to make additional capital contributions of $19,048,624, with the bank debt of Southern at Closing to be not more than $6,100,000.  Except as set forth on Schedule 3.2(a), there are not as of the date hereof and there will not be at the Effective Time any partner or member agreements, voting trusts or other agreements or understandings to which Southern is a party or by which it is bound relating to the voting of any partnership interests or voting securities of Southern from, or the casting of votes by, the partners of Southern with respect to the Merger.  The Partnership Agreement has been, and prior to the Closing the Partnership Agreement will be, duly authorized, executed and delivered by the partners and is, and will be, a valid and legally binding agreement, enforceable against Southern and its partners in accordance with its terms.

(b)

The issued and outstanding membership interests of each of Chandler and PICA are held of record by those Persons listed in Schedule 3.2(b) and are all of the issued and outstanding membership interests in Chandler and PICA.  All outstanding membership interests of each of Chandler and PICA are validly issued, fully paid and non-assessable, and are not subject to preemptive rights.  Except as set forth in this Section 3.2 or in Schedule 3.2(b), there are outstanding: (i) no membership interests, voting debt or other voting securities of either Chandler or PICA; (ii) no securities of either Chandler or PICA are convertible into or exchangeable for membership interests, or other voting securities of either Chandler or PICA; and (iii) no options, warrants, calls, rights (including preemptive rights), commitments or agreements to which either Chandler or PICA is a party or by which it is bound in any case obligating either Chandler or PICA to issue, deliver, sell, purchase, redeem or acquire, or cause to be issued, delivered, sold, purchased, redeemed or acquired, additional membership interests or any other securities of Chandler, PICA or any other Person or obligating either Chandler or PICA to grant, extend or enter into any such option, warrant, call, right, commitment or agreement, except for the obligation, as provided herein, for the members of PICA to make additional capital contributions of $359,500 to PICA, and the bank debt of PICA at Closing to be not more than $1,750,000.  There are not as of the date hereof and there will not be at the Effective Time any member agreements, voting trusts or other agreements or understandings to which either Chandler or PICA is a party or by which it is bound relating to the voting of any membership interests or voting securities of either Chandler or PICA from, or the casting of votes by, the members of either Chandler or PICA with respect to the Merger.  The Operating Agreement has been, and prior to the Closing the Operating Agreement will be, duly authorized, executed and delivered by the members and managers and is, and will be, a valid and legally binding agreement, enforceable against either Chandler or PICA, its members and managers in accordance with its terms.

3.3

Authority Relative to This Agreement.

(a)

Southern has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  Except as set forth on Schedule 3.3(a), the execution, delivery and performance by Southern of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action.  The partners of Southern, in accordance with the Partnership Agreement and Texas Entity Laws, have approved, or will approve before the Closing, the Merger and this Agreement, and declared the Merger and this Agreement to be in the best interests of the partners of Southern.  This Agreement has been duly executed and delivered by Southern and constitutes, and each other agreement, instrument or document executed or to be executed by Southern in connection with the transactions contemplated hereby has been, or when executed will be, duly executed and delivered by Southern and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of Southern enforceable against Southern in accordance with their respective terms, except that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally and (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

(b)

Each of Chandler and PICA has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  The execution, delivery and performance by Chandler and PICA of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action.  The members and managers of Chandler and PICA, in accordance with the Operating Agreement and Colorado Entity Laws, have approved, or will approve before the Closing, the Merger and this Agreement, and declared the Merger and this Agreement to be in the best interests of the members of each of Chandler and PICA.  This Agreement has been duly executed and delivered by each of Chandler and PICA and constitutes, and each other agreement, instrument or document executed or to be executed by Chandler or PICA in connection with the transactions contemplated hereby has been, or when executed will be, duly executed and delivered by each of Chandler and PICA and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of Chandler and PICA enforceable against them in accordance with their respective terms, except that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally and (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

3.4

Noncontravention.

(a)

Except as otherwise indicated on Schedule 3.4(a), the execution, delivery and performance by Southern of this Agreement and the consummation by it of the transactions contemplated hereby, do not and will not (i) conflict with or result in a violation of any provision of the Partnership Agreement or other governing instruments of Southern, (ii) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation or acceleration under, any bond,  debenture, note, mortgage, indenture, lease, contract, agreement or other instrument or obligation to which Southern is a party or by which Southern or any of the Southern Properties may be bound, (iii) result in the creation or imposition of any Encumbrance upon the Southern Properties or (iv) assuming compliance with the matters referred to in Section 3.5, violate any Applicable Law binding upon Southern.

(b)

Except as otherwise indicated on Schedule 3.4(b), the execution, delivery and performance by Chandler and PICA of this Agreement and the consummation by it of the transactions contemplated hereby, do not and will not (i) conflict with or result in a violation of any provision of the Operating Agreement or other governing instruments of either Chandler or PICA, (ii) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation or acceleration under, any bond,  debenture, note, mortgage, indenture, lease, contract, agreement or other instrument or obligation to which either Chandler or PICA is a party or by which either Chandler or PICA or any of the Chandler Properties may be bound, (iii) result in the creation or imposition of any Encumbrance upon the Chandler Properties or (iv) assuming compliance with the matters referred to in Section 3.5, violate any Applicable Law binding upon Chandler or PICA.

3.5

Governmental Approvals.

(a)

To the Knowledge of Southern, no consent, approval, order or authorization of, or declaration, filing or registration with, any Governmental Entity is required to be obtained or made by Southern in connection with the execution, delivery or performance by Southern of this Agreement or the consummation by it of the transactions contemplated hereby, other than (i) compliance with any applicable state securities or takeover laws, and (ii) filings of the Certificate of Merger or filings with Governmental Entities to occur in the ordinary course following the consummation of the transactions contemplated hereby, and (iii) such consents, approvals, orders or authorizations which, if not obtained, and such declarations, filings or registrations which, if not made, would not, individually or in the aggregate, have a Material Adverse Effect on Southern.

(b)

To the Knowledge of Chandler and PICA, no consent, approval, order or authorization of, or declaration, filing or registration with, any Governmental Entity is required to be obtained or made by either Chandler or PICA in connection with the execution, delivery or performance by either Chandler or PICA of this Agreement or the consummation by it of the transactions contemplated hereby, other than (i) compliance with any applicable state securities or takeover laws, and (ii) filings of the Statement of Merger or filings with Governmental Entities to occur in the ordinary course following the consummation of the transactions contemplated hereby, and (iii) such consents, approvals, orders or authorizations which, if not obtained, and such declarations, filings or registrations which, if not made, would not, individually or in the aggregate, have a Material Adverse Effect on either Chandler or PICA.

3.6

Financial Statements.

(a)

Southern has delivered to Geo, the Surviving Entities, Chandler and PICA accurate and complete copies of (i) an unaudited consolidated balance sheet as of June 30, 2006 (the “Southern Latest Balance Sheet”), and the related unaudited consolidated statements of income and partners’ equity for the six-month period then ended (the “Southern Latest Financial Statements”), and (ii) an unaudited consolidated balance sheet as of December 31, 2004 and audited consolidated balance sheet as of December 31, 2005, and the related unaudited and audited, respectively, statements of income, partners’ equity and cash flows for the years then ended, and the notes and schedules thereto (the “Southern Annual Financial Statements”) (collectively, the “Southern Financial Statements”); it being understood and agreed that Southern’s independent external auditors shall perform such audits and reviews, and the Southern Financial Statements shall be updated, as may be required under applicable professional standards and applicable securities laws.  The Southern Financial Statements (A) have been prepared from the books and records of Southern in conformity with generally accepted accounting principles applied on a basis consistent with preceding years throughout the periods involved and (B) accurately and fairly present Southern’s consolidated financial position as of the respective dates thereof and its consolidated results of operations and cash flows for the periods then ended, except that the Southern Financial Statements are subject to audit adjustments, which in Southern’s reasonable judgment should not be material in the aggregate.

(b)

Chandler has delivered to Geo, the Surviving Entities and Southern accurate and complete copies of (i) an unaudited consolidated balance sheet as of June 30, 2006 of the PICA Business (the “Chandler Latest Balance Sheet”), and the related unaudited consolidated statements of income and members’ equity of the PICA Business for the six-month period then ended (the “Chandler Latest Financial Statements”), and (ii) an unaudited consolidated balance sheet as of December 31, 2005 of the PICA Business, and the related statements of income, member’ equity and cash flows for the year then ended, and the notes and schedules thereto (the “Chandler Annual Financial Statements”) (collectively, the “Chandler Financial Statements”); it being understood and agreed that Chandler’s and PICA’s independent external auditors shall perform such audits and reviews, and the Chandler Financial Statements shall be updated, as may be required under applicable professional standards and applicable securities laws.  The Chandler Financial Statements (A) have been prepared from the books and records of Chandler in conformity with generally accepted accounting principles applied on a basis consistent with preceding years throughout the periods involved and (B) accurately and fairly present Chandler’s and the PICA Business’s consolidated financial position as of the respective dates thereof and Chandler’s and the PICA Business’s consolidated results of operations and cash flows for the periods then ended, except that the Chandler Financial Statements are subject to audit adjustments, which in Chandler’s reasonable judgment should not be material in the aggregate.

3.7

Absence of Undisclosed Liabilities.

(a)

To the Knowledge of Southern, Southern has no liability or obligation (whether accrued, absolute, contingent, unliquidated or otherwise), including any liability or obligation with respect to the Southern Properties, except (i) liabilities reflected on the Southern Latest Balance Sheet, (ii) liabilities described in the notes accompanying the Southern Annual Financial Statements, (iii) liabilities which have arisen since the date of the Southern Latest Balance Sheet in the ordinary course of business (none of which is a material liability for breach of contract, tort or infringement), (iv) liabilities arising under executory provisions of contracts entered into in the ordinary course of business (none of which is a material liability for breach of contract), (v) liabilities disclosed on Schedule 3.7(a)) and (vi) other liabilities which, in the aggregate, would not result in a Material Adverse Effect on Southern.

(b)

To the Knowledge of Chandler and PICA, neither Chandler nor the PICA Business has any liability or obligation (whether accrued, absolute, contingent, unliquidated or otherwise) that would burden or encumber the PICA Business, including any liability or obligation with respect to the Chandler Properties, except (i) liabilities reflected on the Chandler Latest Balance Sheet, (ii) liabilities described in the notes accompanying the Chandler Annual Financial Statements, (iii) liabilities which have arisen since the date of the Chandler Latest Balance Sheet in the ordinary course of business (none of which is a material liability for breach of contract, tort or infringement), (iv) liabilities arising under executory provisions of contracts entered into in the ordinary course of business (none of which is a material liability for breach of contract), (v) liabilities disclosed on Schedule 3.7(b)) and (vi) other liabilities which, in the aggregate would not result in a Material Adverse Effect on Chandler, PICA or the PICA Business.

3.8

Absence of Certain Changes.

(a)

Except as disclosed on Schedule 3.8(a), since the date of the Southern Latest Balance Sheet, (i) there has not been any material adverse change in, or any event or condition that might reasonably be expected to result in any Material Adverse Effect on the assets or financial condition of Southern or any of the Southern Properties, (ii) the business of Southern has been conducted only in the ordinary course consistent with past practice, (iii) Southern has not incurred any material liability, engaged in any material transaction or entered into any material agreement outside the ordinary course of business consistent with past practice with respect to its business and assets, including the Southern Properties, (iv) Southern has not suffered any material loss, damage, destruction or other casualty to any of its assets, including any of the Southern Properties (whether or not covered by insurance) and (v) Southern has not taken any of the actions set forth in Section 4.2 except as permitted thereunder.

(b)

Except as disclosed on Schedule 3.8(b), since the date of the Chandler Latest Balance Sheet, (i) there has not been any material adverse change in, or any event or condition that might reasonably be expected to result in any Material Adverse Effect on the assets or financial condition of Chandler, PICA, the PICA Business or any of the Chandler Properties, (ii) the business of Chandler and the PICA Business has been conducted only in the ordinary course consistent with past practice, (iii) none of Chandler, PICA or the PICA Business has incurred any material liability, engaged in any material transaction or entered into any material agreement outside the ordinary course of business consistent with past practice with respect to its business and assets, including the Chandler Properties, (iv) neither Chandler nor PICA has suffered any material loss, damage, destruction or other casualty to any of its assets, including the PICA Business and any of the Chandler Properties (whether or not covered by insurance) and (v) neither Chandler nor PICA nor the PICA Business has taken any of the actions set forth in Section 4.2 except as permitted thereunder.

3.9

Title to Properties.

(a)

In all material respects, (i) Southern has full beneficial interest in and legal title to the Southern Properties and, (ii) at the time of Closing, Southern, will have such title to, or valid leasehold and right-of-way interests in, all of the Southern Properties, as is customary and reasonable for the oil and gas exploration and production industry, free and clear of all Encumbrances other than Encumbrances set forth on Schedule 3.9(a).

(b)

In all material respects, (i) Chandler has full beneficial interest in and legal title to the Chandler Properties and, (ii) at the time of Closing, Chandler and then, concurrently and immediately upon the PICA Business Transfer, PICA, will have such title to, or valid leasehold and right-of-way interests in, all of the Chandler Properties, as is customary and reasonable for the oil and gas exploration and production industry, free and clear of all Encumbrances other than Encumbrances set forth on Schedule 3.9(b).

3.10

Compliance with Laws.

(a)

Except as disclosed on Schedule 3.10(a), to the Knowledge of Southern, Southern has complied in all material respects with all Applicable Laws, except for noncompliance with such Applicable Laws which, individually or in the aggregate, do not and will not have a Material Adverse Effect on Southern.  Except as disclosed on Schedule 3.10(a), Southern has not received any written notice from any Governmental Entity, which has not been dismissed or otherwise disposed of, that Southern has not so complied.  Southern has not been charged or, to the Knowledge of Southern, threatened with, or under investigation with respect to, any violation of any Applicable Law relating to any aspect of the business of Southern, other than violations which, individually or in the aggregate, do not and in the reasonable judgment of Southern will not have a Material Adverse Effect on Southern.

(b)

Except as disclosed on Schedule 3.10(b), to the Knowledge of Chandler and PICA, Chandler and PICA have complied in all material respects with all Applicable Laws, except for a noncompliance with such Applicable Laws which, individually or in the aggregate, do not and will not have a Material Adverse Effect on Chandler, PICA, the PICA Business or the Chandler Properties.  Except as disclosed on Schedule 3.10(b), neither Chandler nor PICA has received any written notice from any Governmental Entity, which has not been dismissed or otherwise disposed of, that Chandler or PICA has not so complied.  Neither Chandler nor PICA has been charged or, to the Knowledge of Chandler and PICA, threatened with, or under investigation with respect to, any violation of any Applicable Law relating to any aspect of the business of Chandler, PICA, for the PICA Business other than violations which, individually or in the aggregate, do not and in the reasonable judgment of Chandler and PICA will not have a Material Adverse Effect on Chandler, PICA, the PICA Business or the Chandler Properties.

3.11

Tax Matters.

(a)

Southern has filed all federal, state and local Tax Returns, including those relating to real and personal property taxes, ad valorem taxes, severance taxes and any other Taxes imposed on or with respect to any of its assets, including the Southern Properties and any Production therefrom.  All Tax Returns have been timely filed with the applicable taxing authority, except as set forth on Schedule 3.11(a), and all Taxes required to be shown thereon have been paid.  There are no liens for Taxes (other than for Taxes not yet due and payable) upon Southern or any of the Southern Properties.  There has been no issue raised or adjustment proposed (and to the Knowledge of Southern, none is pending) by the IRS or any other taxing authority in connection with any of Tax Returns, nor has Southern received any written notice from the IRS or any other taxing authority that any Tax Return is being audited or may be audited or examined.  Southern has not received a written notice of a claim made by any Taxing authority in a jurisdiction where Southern does not file Tax Returns that it is or may be subject to Tax in such jurisdiction.  Southern has not agreed to the extension of any statute of limitations on the assessment or collection of any Tax or with respect to any Tax Return.  There are no Tax rulings, requests for rulings or closing agreements with any taxing authority with respect to Southern.  Southern has no current or potential contractual obligation, through Tax sharing agreements or otherwise, to indemnify any other Person with respect to Taxes or to make any distribution to its partners with respect to any current or future tax liability of such partners except for up to $1,200,000 to be distributed to the partners of Southern to cover anticipated tax liabilities as set forth in Section 4.2(o).  Neither Southern nor any of its partners has filed an election on IRS Form 8832, Entity Classification Election, causing Southern to be classified as an association taxable as a corporation for U.S. federal income tax purposes.  No direct or indirect partner of Southern is a “foreign person” as defined in Section 1445(f)(3) of the Code.

(b)

Each of Chandler and PICA has filed all federal, state and local Tax Returns required to be filed by it, including those relating to real and personal property taxes, ad valorem taxes, severance taxes and any other Taxes imposed on or with respect to any of its assets, including the Chandler Properties and any Production therefrom.  All Tax Returns have been timely filed with the applicable taxing authority, except as set forth on Schedule 3.11(b), and all Taxes required to be shown thereon have been paid.  There are no liens for Taxes (other than for Taxes not yet due and payable) upon Chandler or any of the Chandler Properties.  There has been no issue raised or adjustment proposed (and to the Knowledge of Chandler and PICA, none is pending) by the IRS or any other taxing authority in connection with any of Tax Returns, nor has Chandler or PICA received any written notice from the IRS or any other taxing authority that any such Tax Return is being audited or may be audited or examined.  Neither Chandler nor PICA has received a written notice of a claim made by any Taxing authority in a jurisdiction where Chandler or PICA does not file Tax Returns that it is or may be subject to Tax in such jurisdiction.  Neither Chandler nor PICA has agreed to the extension of any statute of limitations on the assessment or collection of any Tax or with respect to any Tax Return.  There are no Tax rulings, requests for rulings or closing agreements with any taxing authority with respect to Chandler or PICA.  Neither Chandler nor PICA has current or potential contractual obligation, through Tax sharing agreement or otherwise, to indemnify any other Person with respect to Taxes or to make any distribution to its members with respect to any current or future tax liability of members.  Neither Chandler nor PICA nor any of its members has filed an election on IRS Form 8832, Entity Classification Election, causing Chandler or PICA to be classified as an association taxable as a corporation for U.S. federal income tax purposes.  No direct or indirect member of Chandler or member of PICA is a foreign person.

3.12

Legal Proceedings.

(a)

Except as set forth on Schedule 3.12(a), there are no Proceedings pending or, to the Knowledge of Southern, threatened against or involving Southern or rights of Southern with respect to any of its assets, including the Southern Properties.  Southern is not subject to any judgment, order, writ, injunction, or decree of any Governmental Entity which has had or is reasonably likely to have a Material Adverse Effect on Southern or title to or the value of any of its assets, including the Southern Properties.  There are no Proceedings pending or, to the Knowledge of Southern, threatened against Southern or its assets, including the Southern Properties, seeking to restrain, prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby or which could reasonably be expected to affect Southern’s ability to consummate the transactions contemplated hereby.

(b)

Except as set forth on Schedule 3.12(b), there are no Proceedings pending or, to the Knowledge of Chandler and PICA, threatened against or involving Chandler or PICA or rights of Chandler or PICA with respect to any of its assets, including the Chandler Properties.  Neither Chandler nor PICA is subject to any judgment, order, writ, injunction, or decree of any Governmental Entity which has had or is reasonably likely to have a Material Adverse Effect on Chandler or PICA or title to or the value of any of its assets, including the Chandler Properties.  There are no Proceedings pending or, to the Knowledge of Chandler and PICA, threatened against Chandler or PICA or its assets, including the Chandler Properties, seeking to restrain, prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby or which could reasonably be expected to affect Chandler’s or PICA’s ability to consummate the transactions contemplated hereby.

3.13

Brokerage Fees.

Neither Southern nor Chandler nor PICA has retained any financial advisor, broker, agent or finder or paid or agreed to pay any financial advisor, broker, agent or finder on account of this Agreement or any transaction contemplated hereby, except that Southern has agreed to pay Michael J. Foy a finder’s fee payable solely by Southern.

3.14

Permits.

(a)

Southern holds all Permits necessary or required for the conduct of its business as currently conducted, except for Permits the absence of which do not and will not have a Material Adverse Effect on Southern or the Southern Properties.  Each of such Permits is in full force and effect and Southern is in compliance with each such Permit, except in such respects as would not reasonably be expected to have a Material Adverse Effect on Southern or the Southern Properties.  Except as disclosed on Schedule 3.14(a), Southern has not received any written notice from any Governmental Entity and no Proceeding is pending or, to the Knowledge of Southern, threatened with respect to any alleged failure by Southern to have any Permit the absence of which would have a Material Adverse Effect on Southern or the Southern Properties.

(b)

Chandler holds, all Permits necessary or required for the conduct of its business and the PICA Business as currently conducted, except for Permits the absence of which do not and will not have a Material Adverse Effect on Chandler, PICA, the PICA Business or the Chandler Properties.  Each of such Permits is in full force and effect and Chandler or PICA, as the case may be, is in compliance with each such Permit, except in such respects as would not reasonably be expected to have a Material Adverse Effect on Chandler, PICA, the PICA Business or the Chandler Properties.  Except as disclosed on Schedule 3.14(b), neither Chandler nor PICA has received any written notice from any Governmental Entity and no Proceeding is pending or, to the Knowledge of Chandler and PICA, threatened with respect to any alleged failure by Chandler or PICA to have any Permit the absence of which would have a Material Adverse Effect on Chandler, PICA, the PICA Business or the Chandler Properties.

3.15

Environmental Matters.

Except as disclosed on Schedule 3.15(a) (with respect to Southern) or Schedule 3.15(b) (with respect to Chandler and PICA), neither Southern nor Chandler nor PICA has received any written notice of any investigation or inquiry regarding the Southern Properties or the Chandler Properties from any Governmental Entity under any Applicable Environmental Laws, including, without limitation, CERCLA, RCRA and HSWA.  To the Knowledge of Southern, with respect to the Southern Properties, and to the Knowledge of Chandler and PICA, with respect to the Chandler Properties, neither the Southern Properties nor the Chandler Properties have been used for Disposal of any Hazardous Substance and no condition otherwise exists on any such property, such that such property would be subject to any material remedial obligations under any Applicable Environmental Laws which obligations would have a Material Adverse Effect on Southern or the Southern Properties, or on Chandler, PICA or the Chandler Properties, as the case may be.

3.16

Revenue and Expense Information; Records.

(a)

The property list, cash receipts, disbursements and Production volumes with respect to the Southern Properties described are true and correct and Southern has good and marketable title to the Southern Properties to which such receipts, disbursements and Production volumes relate, except for such matters as would not have a Material Adverse Effect on Southern.  Southern has not received any written notice of and does not have Knowledge of any material adverse claim against Southern’s title to the Southern Properties.  The Southern Records are true and correct in all material respects and accurately reflect the ownership and operation of the Southern Properties by Southern, except for such matters as would not have a Material Adverse Effect on Southern.

(b)

The property list, cash receipts, disbursements and Production volumes with respect to the Chandler Properties described are true and correct and Chandler has, in connection with the PICA Business Transfer PICA will have, good and marketable title to the Chandler Properties to which such receipts, disbursements and Production volumes relate, except for such matters as would not have a Material Adverse Effect on Chandler, PICA or the Chandler Properties.  Neither Chandler nor PICA has received any written notice of and does not have Knowledge of any material adverse claim against Chandler’s or, following the PICA Business Transfer, PICA’s, title to the Chandler Properties.  The Chandler Records are true and correct in all material respects and accurately reflect the ownership and operation of the Chandler Properties by Chandler, except for such matters as would not have a Material Adverse Effect on Chandler or PICA.

3.17

Commitments.

(a)

Except as set forth on Schedule 3.17(a), to Southern’s Knowledge, Southern has incurred no material expenses, and has made no commitments to make material expenditures (and Southern has not entered into any agreements that would obligate Geo to make material expenditures), in connection with (and no other obligations or liabilities have been incurred which would materially adversely affect) the ownership or operation of the Southern Properties after the Effective Time.

(b)

To Chandler’s and PICA’s Knowledge, neither Chandler nor PICA has incurred material expenses, nor made any commitments to make material expenditures (and neither Chandler nor PICA has entered into any agreements that would obligate Geo to make material expenditures, except for drilling expenses of Chandler on certain Chandler Properties, as set forth in Schedule 3.17(b)), in connection with (and no other obligations or liabilities have been incurred which would materially adversely affect) the ownership or operation of the Chandler Properties after the Effective Time.

3.18

No Alienation.

Within 120 days prior to the date hereof, neither Southern nor Chandler nor PICA has sold, assigned, conveyed, or transferred or contracted to sell, assign, convey or transfer any right or title to, or interest in, their respective Properties.

3.19

Make-Up Rights.

(a)

To Southern’s Knowledge, Southern has not, nor has any other Person, received prepayments (including but not limited to, payments for Hydrocarbons not taken pursuant to “take-or-pay” or similar arrangements) for any Hydrocarbons produced from the Southern Properties as a result of which the obligation does or may exist to deliver Hydrocarbons produced from the Southern Properties after the Effective Time without then receiving payment (or without then receiving full payment) therefor or to make repayments in cash, and the working interest owners have not so delivered any Hydrocarbons from the Southern Properties or so made any such repayment in cash.

(b)

To Chandler’s and PICA’s Knowledge, Chandler has not, nor has any other Person, received prepayments (including but not limited to, payments for Hydrocarbons not taken pursuant to “take-or-pay” or similar arrangements) for any Hydrocarbons produced from the Chandler Properties as a result of which the obligation does or may exist to deliver Hydrocarbons produced from the Chandler Properties after the Effective Time without then receiving payment (or without then receiving full payment) therefor or to make repayments in cash, and the working interest owners have not so delivered any Hydrocarbons from the Chandler Properties or so made any such repayment in cash.

3.20

Imbalance.

(a)

To Southern’s Knowledge, any imbalance among the owners of the interests in the wells and units included in the Southern Properties are consistent with those that are normal and customary in the oil and gas industry, and Schedule 3.20(a) sets forth all material gas imbalances affecting the Southern Properties as of the date hereof.  To Southern’s Knowledge, no condition exists affecting the operation of the Southern Properties which has materially impaired, or could reasonably be expected to materially impair, Production from or the operations of the Southern Properties.

(b)

To Chandler’s and PICA’s Knowledge, any imbalance among the owners of the interests in the wells and units included in the Chandler Properties are consistent with those that are normal and customary in the oil and gas industry, and Schedule 3.20(b) sets forth all material gas imbalances affecting the Chandler Properties as of the date hereof.  To Chandler’s and PICA’s Knowledge, no condition exists affecting the operation of the Chandler Properties which has materially impaired, or could reasonably be expected to materially impair, Production from or the operations of the Chandler Properties..

3.21

Preferential Rights and Consents to Assign.

(a)

To Southern’s Knowledge, there are no consents to assignment or waivers of preferential rights to purchase that must be obtained from third parties in order for Southern to consummate the transactions contemplated by this Agreement without violating or breaching a duty or obligation of Southern.

(b)

To Chandler’s and PICA’s Knowledge, except as set forth on Schedule 3.21(b), there are no consents to assignment or waivers of preferential rights to purchase that must be obtained from third parties in order for Chandler and PICA to consummate the transactions contemplated by this Agreement without violating or breaching a duty or obligation of Chandler or PICA.

3.22

No Participating Hydrocarbons.

(a)

To Southern’s Knowledge, the Southern Properties do not include any unleased Hydrocarbons where Southern has agreed to bear a share of drilling, operating or other costs as a participating mineral owner.

(b)

To Chandler’s and PICA’s Knowledge, the Chandler Properties do not include any unleased Hydrocarbons where Chandler or PICA has agreed to bear a share of drilling, operating or other costs as a participating mineral owner.

3.23

Investment Intent.

Each partner of Southern and member of PICA shall deliver an Investment Agreement and (applicable to partners and members consisting of one or more individuals) the Investor Questionnaire, in the form attached as Exhibit 3.23, to Geo, on or before the Closing, which to Southern’s and PICA’s Knowledge, shall be true and correct.

3.24

Disclosure.

(a)

No representation or warranty of Southern in this Agreement and no statement in the Schedules hereto pertaining to Southern omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.  There is no fact known to Southern that has specific application to Southern or the Southern Properties (other than general economic or industry conditions) as far as Southern can reasonably foresee, that materially threatens the assets, business, prospects, financial condition, or results of operations of Southern or the Southern Properties that has not been set forth in this Agreement or the Schedules hereto pertaining to Southern.

(b)

No representation or warranty of Chandler or PICA in this Agreement and no statement in the Schedules hereto pertaining to Chandler or PICA omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.  There is no fact known to Chandler or PICA that has specific application to Chandler or PICA or the Chandler Properties (other than general economic or industry conditions) as far as Chandler and PICA can reasonably foresee, that materially threatens, the assets, business, prospects, financial condition, or results of operations of Chandler or PICA or the Chandler Properties that has not been set forth in this Agreement or the Schedules hereto pertaining to Chandler or PICA.

3.25

Insurance.

Southern, Chandler and PICA each have insurance in such amounts and against such risks and losses as are customary for companies engaged in the business of the ownership of mineral and royalty interests.

3.26

Employees.

There are no collective bargaining agreements or other labor union contracts applicable to any employees of Southern, Chandler or PICA, and no such agreement or contract has been requested by an employee or group of employees of Southern, Chandler or PICA.  Each of Southern, Chandler and PICA is in compliance in all material respects with all Applicable Laws pertaining to employment and employment practices and wages, hours and other terms and conditions of employment in respect of its employees, and has no accrued liability for any arrears of wages or any Taxes or penalties for failure to comply with any thereof.  There is no pending or, to the Knowledge of Southern, threatened Proceeding against or involving Southern by or before, and Southern is not subject to any judgment, order, writ, injunction, or decree of or inquiry from, any Governmental Entity in connection with any current, former or prospective employee of Southern. There is no pending or, to the Knowledge of Chandler or PICA, threatened Proceeding against or involving Chandler or PICA by or before, and neither Chandler nor PICA is subject to any judgment, order, writ, injunction, or decree of or inquiry from, any Governmental Entity in connection with any current, former or prospective employee of Chandler or PICA.

3.27

Agreements, Contracts and Commitments.

(a)

Schedule 3.27(a) lists all leases, contracts, agreements and instruments to which Southern is a party as of the date hereof and which are in any single case of material importance to the conduct of the business of Southern (true and correct copies of each such document requested by Geo or Chandler have been previously delivered to them).  Except as set forth in Schedule 3.27(a), Southern does not have as of the date hereof (i) any collective bargaining agreements or any agreements that contain any severance pay liabilities or obligations, (ii) any bonus, deferred compensation, pension, profit-sharing or retirement plans, programs or other similar employee benefit arrangements except as otherwise set forth in its Limited Partnership Agreement, (iii) any employment agreement, contract or commitment with an employee, or agreements to pay severance, (iv) any agreement of guarantee or indemnification running from Southern to any Person, except as set forth in its Limited Partnership Agreement (and with respect to its general partner, its Regulations), (v) any agreement, indenture or other instrument for borrowed money and any agreement or other instrument which contains restrictions with respect to payment of dividends or any other distribution in respect of the Southern Converted Securities or any other outstanding securities, (vi) any agreement, contract or commitment containing any covenant limiting the freedom of Southern to engage in any line of business or compete with any Person, (vii) any agreement, contract or commitment relating to capital expenditures in excess of $250,000 involving future payments except as set forth in Schedule 3.27(a), (viii) any agreement, contract or commitment relating to the acquisition of assets or capital stock of any business enterprise, or (ix) any agreement, contract or commitment not made in the ordinary course of business.  Except as set forth in Schedule 3.27(a), Southern has not breached, nor to Southern’s Knowledge is there any claim or any legal basis for a claim that Southern has breached, any of the terms or conditions of any agreement, contract or commitment set forth in the Schedules or of any other agreement, contract or commitment, which breach would have a Material Adverse Effect on Southern or the Southern Properties.

(b)

Schedule 3.27(b) lists all leases, contracts, agreements and instruments to which Chandler or PICA is a party as of the date hereof and which are in any single case of material importance to the conduct of the business of Chandler and the PICA Business (true and correct copies of each such document requested by Geo or Southern have been previously delivered to them).  Except as set forth in Schedule 3.27(b), neither Chandler nor PICA has as of the date hereof (i) any collective bargaining agreements or any agreements that contain any severance pay liabilities or obligations, (ii) any bonus, deferred compensation, pension, profit-sharing or retirement plans, programs or other similar employee benefit arrangements, (iii) any employment agreement, contract or commitment with an employee, or agreements to pay severance, (iv) any agreement of guarantee or indemnification running from Chandler or PICA to any Person, (v) any agreement, indenture or other instrument for borrowed money and any agreement or other instrument which contains restrictions with respect to payment of dividends or any other distribution in respect of the Chandler Converted Securities or any other outstanding securities, (vi) any agreement, contract or commitment containing any covenant limiting the freedom of Chandler or PICA to engage in any line of business or compete with any Person, (vii) any agreement, contract or commitment relating to capital expenditures in excess of $250,000 involving future payments except as set forth in Schedule 3.27(b), (viii) any agreement, contract or commitment relating to the acquisition of assets or capital stock of any business enterprise, or (ix) any agreement, contract or commitment not made in the ordinary course of business.  Except as set forth in Schedule 3.27 (b), neither Chandler nor PICA has breached, nor to Chandler’s or PICA’s Knowledge is there any claim or any legal basis for a claim that Chandler or PICA has breached, any of the terms or conditions of any agreement, contract or commitment set forth in the Schedules or of any other agreement, contract or commitment, which breach would have a Material Adverse Effect on Chandler or PICA or the Chandler Properties.

3.28

Hedging.

(a)

Except as set forth on Schedule 3.28(a), Southern is not engaged in any oil, natural gas or other futures or option trading in respect of which it has any material future liability, nor is it a party to any price swaps, hedges, futures or similar instruments.  Schedule 3.28(a) sets forth for the periods shown obligations of Southern for the delivery of Hydrocarbons attributable to any of the Southern Properties in the future on account of prepayment, advance payment, take-or-pay or similar obligations without then or thereafter being entitled to receive full value therefore.  Except as set forth in Schedule 3.28(a), as of the date hereof,  Southern is not bound by futures, hedge, swap, collar, put, call, floor, cap, option or other contracts that are intended to benefit from, relate to or reduce or eliminate the risk of fluctuations in the price of commodities, including Hydrocarbons, or securities.

(b)

Except as set forth on Schedule 3.28(b), neither Chandler nor PICA is engaged in any oil, natural gas or other futures or option trading in respect of which it has any material future liability, nor is it a party to any price swaps, hedges, futures or similar instruments.  Schedule 3.28(b) sets forth for the periods shown obligations of Chandler and PICA for the delivery of Hydrocarbons attributable to any of the Chandler Properties in the future on account of prepayment, advance payment, take-or-pay or similar obligations without then or thereafter being entitled to receive full value therefore.  Except as set forth in Schedule 3.28(b), as of the date hereof,  neither Chandler nor PICA is bound by futures, hedge, swap, collar, put, call, floor, cap, option or other contracts that are intended to benefit from, relate to or reduce or eliminate the risk of fluctuations in the price of commodities, including Hydrocarbons, or securities.

3.29

Regulatory Agencies.

(a)

Except as set forth in Schedule 3.29(a), all currently effective filings heretofore made by Southern with FERC, and all other Regulatory Agencies were made in compliance with Applicable Laws and the factual information contained therein was true and correct in all material respects as of the respective dates of such filings.  The right of Southern to receive payment pursuant to any tariff, rate schedule or similar instrument filed with or subject to the jurisdiction of any Governmental Entity has not been suspended, and Southern has not received written notification questioning the validity of any such tariff, rate schedule or similar instrument which is material to the operations of the Southern Properties, taken as a whole, from any Governmental Entity or customer.  Neither Southern nor any portion of the Southern Properties is subject to the jurisdiction of FERC under the NGA.

(b)

Except as set forth in Schedule 3.29(b), all currently effective filings heretofore made by Chandler with FERC, and all other Regulatory Agencies were made in compliance with Applicable Laws and the factual information contained therein was true and correct in all material respects as of the respective dates of such filings.  The right of Chandler, and at the Closing the right of PICA, to receive payment pursuant to any tariff, rate schedule or similar instrument filed with or subject to the jurisdiction of any Governmental Entity has not been suspended, and Chandler has not received written notification questioning the validity of any such tariff, rate schedule or similar instrument which is material to the operations of the Chandler Properties, taken as a whole, from any Governmental Entity or customer.  Neither Chandler, nor at the Closing PICA, nor any portion of the Chandler Properties is subject to the jurisdiction of FERC under the NGA.

3.30

Non-Consent.

(a)

To Southern’s Knowledge, there are no operations involving any of the Southern Properties to which Southern has become a non-consenting Person.

(b)

To Chandler’s and PICA’s Knowledge, there are no operations involving any of the Chandler Properties to which Chandler or PICA has become a non-consenting Person.

3.31

Property Boundaries.

(a)

To  Southern’s Knowledge, all of the Southern Properties have been drilled and completed, as applicable, within the boundaries of the Southern Properties or within the limits otherwise permitted by contract, pooling or unit agreements, and by Law; and all drilling and completion of the Southern Properties and all development and operations on the Southern Properties have been conducted in all material respects in compliance with all applicable laws, ordinances, rules, regulations and permits, and judgments, orders and decrees of any court or governmental body or agency, except failures which individually and in the aggregate would not have a Material Adverse Effect on the use, value or operation of the Southern Properties.

(b)

To  Chandler’s and PICA’s Knowledge, all of the Chandler Properties have been drilled and completed, as applicable, within the boundaries of the Chandler Properties or within the limits otherwise permitted by contract, pooling or unit agreements, and by Law; and all drilling and completion of the Chandler Properties and all development and operations on the Chandler Properties have been conducted in all material respects in compliance with all applicable laws, ordinances, rules, regulations and permits, and judgments, orders and decrees of any court or governmental body or agency, except failures which individually and in the aggregate would not have a Material Adverse Effect on the use, value or operation of the Chandler Properties.

3.32

Current Payments.

(a)

To Southern’s Knowledge, except as expressly set forth in Schedule 3.32(a), all proceeds from the sale of Hydrocarbons produced from the Southern Properties are currently being paid to Southern and no portion of such proceeds is currently being held in suspense by any Person by whom proceeds are paid except for immaterial amounts.

(b)

To Chandler’s and PICA’s Knowledge, except as expressly set forth in Schedule 3.32(b), all proceeds from the sale of Hydrocarbons produced from the Chandler Properties are currently being paid to Chandler and no portion of such proceeds is currently being held in suspense by any Person by whom proceeds are paid except for immaterial amounts.

3.33

No Other Royalties.

(a)

Except as expressly set forth in the Southern Reserve Report, to Southern’s Knowledge, the Southern Properties are not burdened by any royalty, overriding royalty interests, Production payments or other burdens on Production, which, in the aggregate, would have a Material Adverse Effect on Southern.

(b)

Except as expressly set forth in the Chandler Reserve Report, to Chandler’s and PICA’s Knowledge, the Chandler Properties are not burdened by any royalty, overriding royalty interests, Production payments or other burdens on Production, which in the aggregate, would have a Material Adverse Effect on Chandler.

3.34

Reserve Reports.

(a)

All information (excluding assumptions and estimates, but including the statement of the percentage of Hydrocarbons reserves from the wells and other interests evaluated therein to which Southern is entitled and the percentage of the costs and expenses related to such wells or interests to be borne by Southern) used by or on behalf of Southern that was material to estimates of proved Hydrocarbons reserves attributable to the Southern Properties in connection with the preparation of the proved Hydrocarbons reserve reports for Southern as of  June 30, 2006 (the “Southern Reserve Report”) was (at the time supplied or as modified or amended prior to the issuance of the Southern Reserve Report) to Southern’s Knowledge accurate in all material respects and Southern has no Knowledge of any material errors in such information that existed at the time of such issuance.  Set forth on Schedule 3.34(a) is a list of all material Hydrocarbons, properties, interests and assets that were included in the Southern Reserve Report that have been disposed of prior to the date hereof.

(b)

All information (excluding assumptions and estimates, but including the statement of the percentage of Hydrocarbons reserves from the wells and other interests evaluated therein to which Chandler is entitled and the percentage of the costs and expenses related to such wells or interests to be borne by Chandler) used by or on behalf of Chandler that was material to estimates of proved Hydrocarbons reserves attributable to the Chandler Properties in connection with the preparation of the proved Hydrocarbons reserve reports for Chandler as of  June 30, 2006 (the “Chandler Reserve Report”) was (at the time supplied or as modified or amended prior to the issuance of the Chandler Reserve Report) to Chandler’s and PICA’s Knowledge accurate in all material respects and neither Chandler nor PICA has Knowledge of any material errors in such information that existed at the time of such issuance.  Set forth on Schedule 3.34(b) is a list of all material Hydrocarbons, properties, interests and assets that were included in the  Chandler Reserve Report that have been disposed of prior to the date hereof.

ARTICLE 4
CONDUCT OF THE PARTIES PENDING MERGER;
CERTAIN ACTIONS RELATING TO CLOSING

4.1

Conduct and Preservation of Business of the Respective Parties.

(a)

Each Party hereby covenants and agrees with the other Parties that, except as contemplated by this Agreement, during the period from the date hereof to the Effective Time, it (i) shall conduct its operations according to the ordinary course of business consistent with past practice and in material compliance with all Applicable Laws, (ii) shall use its reasonable best efforts to preserve, maintain and protect its Properties and business organizations, keep available the services of its current officers, directors, general partners, members, managers and employees, and endeavor to preserve its relationship with customers, suppliers and others having business dealings with it to the end that its goodwill and ongoing business shall not be impaired in any material respect at the Effective Time.

(b)

As construed and interpreted to be consistent with all other applicable provisions herein, the Parties understand and agree that, in the PICA Business Transfer, the PICA Business will, at the Effective Time, include, among other things:

(i)

new capital contributions of $359,500 in cash; plus

(ii)

the Chandler Properties, as listed in the engineering report; and

(iii)

bank debt of not more than $1,750,000.

4.2

Restrictions on Certain Actions of the Parties.

Except as otherwise expressly provided in this Agreement, prior to the Effective Time, no Party (which, with respect to Chandler, will be with respect to the PICA Business) shall, without the written consent of each other Party hereto (which consent shall not be unreasonably withheld), shall:

(a)

amend its articles of incorporation, articles of organization, bylaws, limited partnership agreement, operating agreement or similar governing documents, as may be applicable to such Party;

(b)

except in the ordinary course of business (i) create, incur, guarantee or assume any indebtedness for borrowed money or otherwise become liable or responsible for the obligations of any other Person, (ii) make any loans, advances or capital contributions to, or investments in, any other Person, or (iii) mortgage or pledge any of its Properties or any interests therein or any of its material assets, tangible or intangible, or create any material lien thereupon (except for statutory liens (including materialmen’s, mechanic’s, repairmen’s, landlord’s and other similar liens) arising in connection with the ordinary course of business securing payments not yet due and payable or, if due and payable, the validity of which is being contested in good faith by appropriate legal proceedings and for which adequate reserves have been set aside);

(c)

except as provided in Section 5.14, (i) enter into, adopt or (except as may be  required by law) amend or terminate any bonus, profit sharing, compensation, severance, termination, stock appreciation right, restricted stock, performance unit, stock equivalent, stock purchase, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan, fund or other arrangement for the benefit or welfare of any individual that is a member, manager, partner, director, officer or employee of a Party (any or all such agreements, trusts, plans, funds or other arrangements, as set forth in this clause (i) generically speaking and also encompassing such agreements, trusts, etc. as they may exist after the Closing, an “Employee Agreement, Plan or Benefit” or “Employee Agreements, Plans or Benefits”), (ii) except for normal increases in the ordinary course of business consistent with past practice that, in the aggregate, do not result in a material increase in benefits or compensation expense of the Party’s Employee Agreements, Plans or Benefits, or (iii) pay to any its members, managers, partners, officers, directors or employees any benefit not required by any Employee Agreement, Plan or Benefit as in effect on the date hereof;

(d)

acquire, sell, lease, transfer or otherwise dispose of, directly or indirectly, any assets or any of its Properties or any interests therein except in the ordinary course of business consistent with past practice;

(e)

amend, modify or change any existing lease, contract or other agreement, other than in the ordinary course of the business consistent with past practice;

(f)

waive, release, grant or transfer any rights of value, other than in the ordinary course of business consistent with past practice;

(g)

delay payment of any account payable or any known or accrued liability beyond the earlier of sixty (60) days or its due date or the date when such liability would have been paid in the ordinary course of business consistent with past practice, unless such delay is due to a good faith dispute as to liability or amount;

(h)

permit any current insurance or reinsurance or continuation coverage to lapse if such policy insures risks, contingencies or liabilities (including product liability) related to its Properties other than in connection with any advance renewal or replacement of an existing insurance policy;

(i)

make any capital expenditure except as set forth in the applicable Schedule for such Party as provided herein or as otherwise incurred in the ordinary course of business consistent with past practices;

(j)

pay, discharge or satisfy any claims, liabilities or obligations (whether accrued, absolute, contingent, unliquidated or otherwise, and whether asserted or unasserted), other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practice, or in accordance with their terms, of liabilities reflected or reserved against in its financial statements, or incurred since the date of the last balance sheet in the ordinary course of business consistent with past practice; provided, however, that customary expenses incurred in connection with the transactions contemplated by this Agreement shall be deemed to be in the ordinary course of business and shall be borne by the Party (including the Party’s partners or members as the case may be) in accordance with Section 5.6 of this Agreement;

(k)

enter into any material lease, contract, agreement, commitment, arrangement or transaction;

(l)

change any of the accounting principles or practices used by it, except for any change required by reason of a concurrent change in GAAP and notice of which is given in writing to the other Parties;

(m)

enter into any hedging, swap, fixed price sale or purchase or other derivative contract, other than in the ordinary course of business, consistent with past purchases or may be required by agreement;

(n)

accelerate collection of any notes or accounts receivable generated by it or its business by using collections efforts beyond what would have been used in the ordinary course of business;

(o)

(i)

except as otherwise may be specifically provided herein, declare or pay any dividends on or make other distributions in respect of any of its equity interests, other than dividends or distributions of cash received or royalty payment checks received on or prior to June 30, 2006, less:

(A)

(1) ordinary and customary lease operation costs and expenses, (2) production taxes, (3) ordinary and customary general and administrative expenses, (4) required debt service, and (5) any other allowable disbursements made in accordance with this Section 4.2 and, with respect to such cash flows and the foregoing items (1) through (5), consistent with Section 4.1;

(B)

up to $1,200,000 that Southern may distribute to its partners to pay for income tax liabilities on ordinary income (subject to reasonable documentation in support of such amounts distributed);

(C)

the payment of up to $164,500 paid from the PICA Business a portion of the consideration to be paid to those holders of the Yuma Working Interests who accept the offer to purchase their working interests and become parties to the Yuma Working Interests Sale Agreement, as provided in Section 1.5(e); and

(D)

up to $250,000 (gross) that Geo may distribute to its employees as a year-end bonus for 2006; and

(E)

up to the Allowed Leonardite Distribution (as defined below) to be distributed to Geo’s pre-Closing shareholders, it being understood and agreed that Geo shall have the option to sell any or all of its Leonardite assets, including minerals, plant, equipment and related assets (the “Leonardite Assets”), at any time before Closing.  The “Allowed Leonardite Distribution” means one-half of the excess of the proceeds of any sale of any or all of the Leonardite Assets over the net book value at the time of such sale of such assets.

(ii)

split, combine or reclassify any of its equity interests or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for such equity interests; or

(iii) repurchase, redeem or otherwise acquire, any of its securities;

(p)

issue, deliver or sell, or authorize or propose to issue, deliver or sell, any of its securities of any class, any voting debt or other securities or any securities convertible into, or any rights, warrants or options to acquire, any such securities, voting debt, other securities or convertible securities;

(q)

authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution of the Party;

(r)

merge into or with or consolidate with any other corporation or entity or acquire all or substantially all of the business or assets of any corporation or other Person;

(s)

except as set forth in this Section 4.2, take any action which would make any of the representations or warranties of the Party untrue as of any time from the date of this Agreement to the date of the Closing, or would result in any of the conditions set forth in this Agreement not being satisfied; or

(t)

agree in writing or otherwise take any of the actions described in this Section 4.2.

ARTICLE 5
ADDITIONAL AGREEMENTS

5.1

Access to Information; Confidentiality.

From the date hereof through the Effective Time, each of the Parties shall afford each of the other Parties and their representatives reasonable access to its offices and personnel, and to its Properties and its books and during normal business hours, in order that each of the other Parties may have a full opportunity to make such investigations as that Party may desire with respect to any other Party and its Properties; provided, however, that such investigation shall be upon reasonable notice and shall not unreasonably disrupt the personnel and operations of the Party or impede the efforts of the Party to comply with its other obligations under this Agreement.  Such books and records shall include all books, contracts, commitments, files and Records, including but not limited to, all abstracts of title, title opinions, title files, ownership maps, lease files, assignments, division orders, operating records and agreements, well files, minute books, financial and accounting records, geological, geophysical and engineering records, in each case pertaining to the Party and its Properties insofar as same may now be in existence and in the possession of the Party or its affiliates, excluding, however, any information that the Party or its affiliates are prohibited from disclosing by third party confidentiality restrictions.  Each Party shall hold in confidence all such information on the terms and subject to the conditions contained in the Confidentiality Agreement dated July 11, 2006 (the “Confidentiality Agreement”).

5.2

Notification of Certain Matters.

Each Party shall give prompt notice to the other Parties of (i) the discovery of any fact or circumstance which would be likely to cause any representation or warranty of such Party contained in this Agreement to be untrue or inaccurate in any material respect and (ii) any material failure of such Party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder.  The delivery of any notice pursuant to this Section 5.2 shall not be deemed to (i) modify the representations or warranties hereunder of the Party delivering such notice, (ii) modify the conditions set forth in Article 6 or (iii) limit or otherwise affect the remedies available hereunder to the Party receiving such notice.

5.3

Reasonable Best Efforts.

Each Party hereto agrees that it will not voluntarily undertake any course of action inconsistent with the provisions or intent of this Agreement and will use its reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things reasonably necessary, proper or advisable under Applicable Laws to consummate the transactions contemplated by this Agreement, including, without limitation, (i) cooperation in determining whether any other consents, approvals, orders, authorizations, waivers, declarations, filings or registrations of or with any Governmental Entity or third party are required in connection with the consummation of the transactions contemplated hereby, (ii) using its reasonable best efforts to obtain any such consents, approvals, orders, authorizations and waivers and to effect any such declarations, filings and registrations, (iii) using its reasonable best efforts to cause to be lifted or rescinded any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby, (iv) using its reasonable best efforts to defend, and to cooperate in defending, all lawsuits or other legal proceedings challenging this Agreement or the consummation of the transactions contemplated hereby and (v) the execution of any additional instruments necessary to consummate the transactions contemplated hereby.  Each of Southern, Chandler and PICA agree to prepare and deliver audited financial statements sufficient to permit Geo to properly file reports required by the SEC in connection with and as a result of this Transaction.

5.4

Public Announcements.

Except as may be required by Applicable Law or by obligations pursuant to any listing agreement with any national securities exchange or interdealer quotation system, no Party shall issue any press release or otherwise make any public statement with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the other Parties.  Any such press release or public statement required by Applicable Law or any such listing agreement shall only be made after reasonable notice to the other Parties.

5.5

Preparation and Amendment of Schedules.

Each Party hereto agrees that, with respect to the representations and warranties of such Party contained in this Agreement, such Party shall have the continuing obligation until the Closing to supplement or amend the Schedules hereto with respect to any matter hereafter discovered which, if known at the date of this Agreement, would have been required to be set forth or described in the Schedules.  For all purposes of this Agreement, including without limitation for purposes of determining whether the conditions set forth in Section 6.2(a) have been fulfilled, the Schedules hereto shall be deemed to include only that information contained therein on the date of this Agreement and shall be deemed to exclude all information contained in any supplement or amendment thereto.

5.6

Fees and Expenses.

Except as otherwise expressly provided in this Agreement, all fees and expenses, including fees and expenses of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such fee or expense, whether or not the Closing shall have occurred.

5.7

Tax Reporting and Cooperation on Tax Matters.

The Parties and their respective partners, members, managers, officers and directors shall cooperate fully, as and to the extent reasonably requested by any of the other Parties, in connection with the filing of Tax Returns required to be filed in the ordinary course of business and in connection with the Mergers and in connection with any audit, litigation or other proceeding with respect to Taxes.  Such cooperation shall include the retention, and (upon another Party’s request) the provision, of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.  The Parties and their respective partners, members, managers, officers and directors further agree, upon request, to use, or cause to be used, commercially reasonable efforts to obtain any certificate or other document from any Taxing authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed.

5.8

Listing of Common Stock.

Geo shall use its reasonable best efforts to cause the shares of Common Stock to be issued pursuant to this Agreement to be approved for listing on the NASDAQ Global Stock Market.

5.9

Additional Capital Contributions.

Prior to the Closing, Southern and Chandler shall have obtained additional capital contributions, or provided adequate assurances to the other parties that such additional capital contributions in same day funds will be deposited on the Closing Date (and in the latter instance, such funds with respect to Chandler and the PICA Business, shall instead by paid as additional capital contributions to PICA), as provided in Section 3.2.

5.10

Forms W-9.

Each Partner of Southern and each Member of Chandler and PICA shall have executed and delivered to Geo a Form W-9.

5.11

Proxy Statement and Equity Holders’ Approval.

(a)

As soon as practicable after the execution of this Agreement, Geo will prepare and file a proxy statement with the SEC, and notice and convene a meeting of Geo Shareholders, in order to (i) approve an increase the authorized Common Stock to 100,000,000 shares and the authorized shares of preferred stock to 20,000,000 shares, (ii) approve the transactions contemplated herein involving the issuance of Common Stock to the Southern Partners, PICA members, and holders of the Yuma Working Interests, as required under the Nasdaq rules, and (iii) approve an amendment to the GeoResources 2004 Employee Incentive Plan, increasing to 1,750,000 the number of shares of Common Stock reserved for issuance under the plan.

(b)

As soon as practicable after the execution of this Agreement, Southern will notice and convene a meeting (or otherwise prepare and have executed a consent) of its partners to approve the Merger pursuant to the terms and conditions of this Agreement.

(c)

As soon as practicable after the execution of this Agreement, each of Chandler and PICA will notice and convene a meeting (or otherwise prepare and have executed a consent) of its members to approve the Merger pursuant to the terms and conditions of this Agreement.

5.12

Notice Required by Rule 14f-1 Under Exchange Act.

Any notice required under Rule 14f-1 under the Exchange Act concerning the changes in the composition of the Board of Directors of Geo as herein provided shall be made on a timely basis.

5.13

Post-Closing Assurances and Access to Records.

After the Closing, the Parties shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such instruments and take such other action as may be necessary or advisable to carry out their obligations under this Agreement and under any Schedule, Exhibit, document, certificate or other instrument delivered pursuant hereunto.

5.14

Employee Agreements, Plans or Benefits.

The Parties, to their reasonable satisfaction, effective at Closing and after the consummation of the Mergers, shall have entered into such Employee Agreements, Plans or Benefits, including without limitation employment, compensation, stock plans (including amendments to the Partnership Agreement with respect to the Class B and Class C Units of Southern to provide for either compensation or transfer to Geo of previously issued stock options), and other benefits, with individuals who are members, managers, partners, directors, officers or employees of any of the Parties, whether before or after the Mergers.

ARTICLE 6
CONDITIONS

6.1

Conditions to Obligations of the Parties.

The obligations of the Parties to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

(a)

Legal Proceedings.  No  preliminary or permanent injunction or other order, decree, or ruling issued by a Governmental Entity, and no statute, rule, regulation, or  executive order promulgated or enacted by a Governmental Entity, shall be in effect which restrains, enjoins, prohibits, or otherwise makes illegal the consummation of the transactions contemplated hereby; and no Proceeding by a Governmental Entity shall have been commenced or threatened (and be pending or threatened on the Closing Date) against any of the Parties or the Properties, or any of their respective affiliates, associates, directors, officers, members, managers or partners seeking to prevent or challenging the transactions contemplated hereby.

(b)

Consents.  All consents, approvals, orders, authorizations and waivers of, and all declarations, filings and registrations with, third parties (including Governmental Entities) required to be obtained or made by or on the part of the Parties hereto, or otherwise reasonably necessary for the consummation of the transactions contemplated hereby, shall have been obtained or made, and all thereof shall be in full force and effect at the time of Closing, unless the failure to obtain or make any such consent, approval, order, authorization, waiver, declaration, filing or registration would not have a Material Adverse Effect on the Parties and their respective general partners, members, managers, officers and directors.

(c)

Yuma Working Interests.  Offers to purchase the Yuma Working Interests from all of the holders thereof shall have been made by Geo, and all such holders that accept such offer shall have entered into the Yuma Working Interests Sale Agreement, with such sales, purchases and transfers to take place concurrently with the Closing.

(d)

Transfer of PICA Business.  The PICA Business Transfer Agreement shall have been executed by Chandler and PICA, and there shall be no further conditions (except for the occurrence of the Chandler Effective Time) to the closing of the PICA Business Transfer to take place as therein contemplated as provided in Section 1.5(b) at the Chandler Effective Time.

(e)

Errors and Omissions (“E&O”) Insurance for Geo Directors and Officers.  Geo, to its reasonable satisfaction and on commercially reasonable terms, shall have obtained E&O insurance on behalf of its directors and officers with coverage in the amount of at least $10,000,000 per occurrence, which coverage shall be effective for occurrences beginning with the actions of the Geo directors and officers in connection with the transactions contemplated by this Agreement.

(f)

Retirement of Mezzanine Debt.  The $2,000,000 principal amount mezzanine debt as of the date hereof of Chandler will be repaid and retired.

6.2

Reciprocal Conditions to Obligations of the Parties.

The obligation of a Party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, by each of the other Parties, on or prior to the Closing Date of each of the following conditions:

(a)

Representations and Warranties.  All the representations and warranties of the other Parties contained in this Agreement and in any agreement, instrument or document delivered pursuant hereto or in connection herewith on or prior to the Closing Date, shall be true and correct on and as of the Closing Date as if made on and as of such date, except as affected by transactions permitted by this Agreement and except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such specified date.

(b)

Covenants and Agreements.  Each of the other Parties shall have performed and complied with in all material respects all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

(c)

No Material Adverse Effect.  Since the date of this Agreement, there shall not have occurred any Material Adverse Effect with respect to any of the other Parties, and such Party shall have received a certificate signed by an officer, general partner, member, manager, or individual in an equivalent position with respect to such officer, general partner, member, manager, or individual, as the case may be, of each other Party, in each case to such individual’s Knowledge, to such effect.

(d)

Certificates.  Such Party shall have received from each other Party a certificate, signed by an officer, general partner, member, manager, or individual in an equivalent position with respect to the general partner or manager, as the case may be, in form and substance mutually acceptable to such Party, dated the Closing Date, representing and certifying that the conditions set forth in Sections 6.1 and 6.2 have been fulfilled and a certificate as to the incumbency of each Person executing this Agreement on behalf of such other Party.

(e)

Opinions of Counsel.  Each of the respective counsel of (i) Geo and the Surviving Entities, (ii) Southern, and (iii) Chandler, shall have delivered an opinion reasonably satisfactory in substance and form to the Parties hereto.

(f)

Registration Rights Agreement.  The Parties shall have executed and delivered the Registration Rights Agreement, in substantially the form set forth as Exhibit 6.2(f), with the intent and agreement that Geo shall file a Registration Statement as therein provided.

(g)

Due Diligence.  Each such Party shall have, within 30 days after the date hereof, completed its due diligence investigation of the other Parties and their respective Properties to its reasonable satisfaction.

(h)

Fairness Opinion.  As of the Closing, Geo shall have received an opinion of C.K. Cooper, reasonably satisfactory to Geo, to the effect that, as of the date of this Agreement, the Common Stock to be received by the partners of Southern and the members of PICA, and the respective partnership and membership interests in Southern and PICA to be acquired by Geo, in the Mergers, is fair, from a financial point of view, to the shareholders of Geo.

(i)

Counsel to Find Documents and Procedures Reasonably Satisfactory.  The respective counsel of the parties hereto shall have found this Agreement, other documents and agreements provided for herein or otherwise warranted or necessary in order to consummate the Mergers and other transactions provided here, and the due diligence conducted on behalf of their respective clients, to be reasonably satisfactory in form and substance.

(j)

Exemption from Registration Under Securities Act.  Geo shall be reasonably satisfied that the issuance of the Geo Common Stock in consummation of the Mergers is exempt from the registration requirements of the Securities Act and any applicable state securities laws.

(k)

Composition of the Board of Directors; Independent Directors.  The Geo Board of Directors shall be reconstituted, effective as of the Closing, such that post-Closing, the composition of the Geo Board of Directors, including the individuals set forth in Section 8.1, shall meet the requirements concerning composition of the Board of Directors and the necessary number of independent directors in compliance with applicable Nasdaq requirements; it being the intention of the Parties, as well as a condition to the Closing, that the composition of the Board of Directors, and Section 8.1, shall be amended as may be necessary in order to meet the Nasdaq requirements concerning composition of the Border of Directors.

(l)

Employee Agreements, Plans or Benefits.  As provided in Section 5.14, the respective Parties shall have entered into the Employee Agreements, Plans or Benefits, along with any other persons who shall be parties thereto, effective as of the Closing

ARTICLE 7
TERMINATION, AMENDMENT AND WAIVER

7.1

Termination.

This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Effective Time, whether before or after the approval of the Merger and this Agreement by the Parties in the following manner:

(a)

By mutual written consent of the Parties hereto;

(b)

By Geo, Southern, Chandler or PICA if:  (i) the Merger shall not have been consummated on or before March 31, 2007, unless such failure to close shall be due to a material  breach of this Agreement by the Party seeking to terminate this Agreement pursuant to this clause (i); or (ii) there shall be any Applicable Law that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or a Governmental Entity shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby, and such order, decree, ruling or other action shall have become final and nonappealable;

(c)

By Geo, Southern, Chandler or PICA, if (i) any of the representations and warranties of any of the other Parties contained in this Agreement shall not be true and correct such that the condition set forth in Section 6.2(a) would not be satisfied, or (ii) any other Party shall have failed to fulfill in any material respect any of its material obligations under this Agreement, which failure is material to the obligations of such Party under this Agreement, and, in the case of each of clauses (i) and (ii), such misrepresentation, breach of warranty or failure (provided it can be cured) has not been cured within 30 days of notice thereof by such Party.

(d)

By Geo if, prior to the Effective Time, as a result of its receipt of a Topping Offer (defined below) and determination by the directors of Geo, in the reasonable exercise of their fiduciary duties as directors, to accept such Topping Offer, and as a result, shall have withdrawn their approval of or recommendation of the Mergers as set forth herein as being in the best interests of Geo or its shareholders; provided, however, that Southern, Chandler and PICA shall have the right, with respect to one Topping Offer only, to make an offer (a “Matching Offer”) which matches or exceeds the transaction value and other terms of the Topping Offer, and, if Southern, Chandler and PICA determine to make such an offer, then Geo shall not have the right to terminate this Agreement pursuant to this subsection (d).  Geo shall, shall, by the earlier to occur of five Business Days after receipt of a Topping Offer or 10 Business Days before the Closing as scheduled, to provide written notice, including all pertinent terms and conditions, to the other Parties, and the other Parties shall, by the earlier to occur of five Business Days after receipt of Geo’s notice or five Business Days before the Closing as scheduled, to deliver a written Matching Offer, including all pertinent terms and conditions at least as beneficial to Geo as the Topping Offer.  A “Topping Offer” means an offer to acquire Geo, through a merger, tender offer, or other means, at a higher transaction value, as computed by Geo in connection with its acceptance of such offer, than Geo will receive if the Mergers are consummated as provided in this Agreement.

7.2

Effect of Termination.

In the event of the termination of this Agreement pursuant to Section 7.1 by any Party, written notice thereof shall forthwith be given to the other Parties specifying the provision hereof pursuant to which such termination is made, and this Agreement shall become void and have no effect, and there shall be no liability hereunder on the part of any Party hereto, or any of their respective partners, members, managers, directors, officers, employees, shareholders or representatives, except that the agreements contained in this Section 7.2, in Sections 5.1 and 5.6, Section 8.2 and in Article 9 shall survive the termination hereof.  Nothing contained in this Section 7.2 shall otherwise relieve any Party from liability for damages actually incurred as a result of any breach of this Agreement.  No termination of this Agreement shall affect the obligations of the Parties pursuant to the Confidentiality Agreement referred to in Section 5.1.

7.3

Amendment.

Any provision of this Agreement (including the Schedules and Exhibits hereto) may be amended, to the extent permitted by law, prior to the Effective Time if, and only if, such amendment is in writing and signed by the Parties hereto.

7.4

Waiver.

Each of the Parties to this Agreement may (i) waive any inaccuracies in the representations and warranties of the other contained herein or in any document, certificate or writing delivered pursuant hereto or (ii) waive compliance by the other with any of the other Parties’ agreements or fulfillment of any conditions to its own obligations contained herein.  Any agreement on the part of a Party hereto to any such waiver shall be valid only if set forth in an instrument in writing signed by or on behalf of such Party.  No failure or delay by a Party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

7.5

Termination Fees.

In the event that Geo terminates this Agreement pursuant to Section 7.1(d), the sole remedy available to Southern and its partners and Chandler and its members shall be the payment by Geo, within 60 days after such termination, of termination fees, allocated between Southern and Chandler as they may determine, equal to 4% of the Topping Offer transaction value, payable solely in cash; provided that Geo shall not be obligated to pay such amount until Southern and Chandler provide written notice, signed by each of them, setting forth the manner in which such fees are to be paid, including any allocation between them as they may state in such notice.

ARTICLE 8
OTHER CLOSING AND POST-CLOSING MATTERS

8.1

Officers and Directors of the Combined Entity.

(a)

Concurrently with the Closing, except as the Parties may otherwise agree, the following individuals will be appointed to fill the following officer positions of Geo:

Frank A. Lodzinski

Chief Executive Officer and President

Collis P. Chandler, III

Executive Vice President

Jeffrey P. Vickers

Vice President, Williston Basin Exploration and Development

The parties may appoint other persons to hold offices of Geo as they shall agree.

(b)

In addition, Messrs. Lodzinski and Chandler shall be requested to serve as directors of Geo from and after the Closing until the next annual meeting of the shareholders of Geo or until their successors have been elected and qualified, with the understanding that, to the reasonable satisfaction of the Parties, certain directors of Geo will submit their resignations, and other individuals will agree to serve as directors, such that the composition of the Geo Board of Directors shall be in compliance with applicable Nasdaq requirements, including the independence of members of the Board of Directors.

8.2

Survival of Representations and Warranties.

The representations and warranties contained in this Agreement shall expire with, and be extinguished by, the Closing, and thereafter no Party hereto or any shareholder, partner, member, manager, director, officer, employee or affiliate of such Party shall have any liability whatsoever (whether pursuant to this Agreement or otherwise) with respect to any such representation or warranty.  This Section 8.2 shall have no effect upon any other obligations of the Parties hereto under this Agreement, whether to be performed before, at or after the Closing.

ARTICLE 9
MISCELLANEOUS

9.1

Notices.

All notices, requests, demands and other communications required or permitted to be given or made hereunder by any Party hereto shall be in writing and shall be deemed to have been duly given or made if (i) delivered personally, (ii) transmitted by first class registered or certified mail, postage prepaid, return receipt requested, (iii) sent by prepaid overnight courier service or (iv) sent by telecopy or facsimile transmission, answer back requested, to the Parties at the following addresses (or at such other addresses as shall be specified by the Parties by like notice):

(a)

If to Geo or to Surviving Entities:

GeoResources, Inc.

Attn:  Jeffrey P. Vickers, President

P.O. Box 1505

1407 W. Dakota Parkway, Suite 1B

Williston, North Dakota 58802

Telephone:

701-572-2020

Facsimile:

701-572-0277

with a copy to:

Jones & Keller, P.C.

Attn:  Reid A. Godbolt, Esq.

1625 Broadway, Sixteenth Floor

Denver, Colorado 80202

Telephone:

303-573-1600

Facsimile:

303-573-0769

(b)

If to Southern:

Southern Bay Energy, LLC

Attn:  Frank A. Lodzinski, President and CEO

110 Cypress Station Drive, Suite 220

Houston, Texas 77090-1629

Telephone:

281-537-9920 oh

Facsimile:

281-537-8324

with a copy to:

Adrienne Randle Bond, Esq.

Bond & Smyser

2014 Bissonnet

Houston, Texas 77005

Tel:  713-524-4200

Fax: 713-524-1196

(c)

If to Chandler or PICA:

Chandler Energy, LLC

Attn:  Collis P. Chandler, III, Sole Member and Manager

475 Seventeenth Street, Suite 1210

Denver, Colorado 80202

Tel:   303-297-2028

Fax:  303-297-2196

with a copy to:

Barry W. Spector, Esq.

1050 17th Street, Suite 1660

Denver, Colorado 80265-2076

Tel:  303-623-0717

Fax:  303-623-0940

Such notices, requests, demands and other communications shall be effective (i) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (ii) if mailed, the date of delivery as shown by the return receipt therefor or (iii) if sent by telecopy or facsimile transmission, when the answer back is received.

9.2

Entire Agreement.

This Agreement, together with the Schedules, Exhibits and other writings referred to herein or delivered pursuant hereto, including the Confidentiality Agreement referenced in Section 5.1, constitute the entire agreement among the Parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof.

9.3

Binding Effect; Assignment; Third Party Benefit.

This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the rights or interests hereunder shall be assigned, nor shall any obligations hereunder be delegated, by any of the Parties hereto (by operation of law or otherwise) without the prior written consent of the other Parties.  Any attempted assignment or delegation in violation hereof shall be void.  Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the Parties hereto any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

9.4

Severability.

If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by Applicable Law.

9.5

Governing Law.

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Colorado, without regard to conflicts of laws provisions.

9.6

Descriptive Headings.

The descriptive headings herein are inserted for convenience of reference only, do not constitute a part of this Agreement and shall not affect in any manner the meaning or interpretation of this Agreement.

9.7

Disclosure.

Each of the Schedules to this Agreement shall be deemed to include and incorporate all disclosures made on the other Schedules to this Agreement.  Certain information set forth in the Schedules is included solely for informational purposes and may not be required to be disclosed pursuant to this Agreement.  It is understood and agreed that the specification of any dollar amount in the representations and warranties contained in this Agreement or the inclusion of any specific item in the Schedules is not intended to imply that such amounts or higher or lower amounts, or the items so included or other items, are or are not material, and no Party shall use the fact of the setting of such amounts or the fact of the inclusion of any such item in the Schedules in any dispute or controversy between the Parties as to whether any obligation, item or matter not described herein or included in a Schedule is or is not material for purposes of this Agreement.

9.8

Gender.

Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

9.9

References.

All references in this Agreement to Articles, Sections and other subdivisions refer to the Articles, Sections and other subdivisions of this Agreement unless expressly provided otherwise.  The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited.  Whenever the words “include,” “includes” and “including” are used in this Agreement, such words shall be deemed to be followed by the words “without limitation.”  Each reference herein to a Schedule or Exhibit refers to the item identified separately in writing by the parties hereto as the described Schedule or Exhibit to this Agreement.  All Schedules and Exhibits are hereby incorporated in and made a part of this Agreement as if set forth in full herein.

9.10

Counterparts.

This Agreement may be executed by the Parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.  Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the Parties hereto.

9.11

Injunctive Relief; Specific Enforcement.

The Parties hereto acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement, and shall be entitled to enforce specifically the provisions of this Agreement in addition to any other remedy to which the Parties may be entitled under this Agreement or at law or in equity.

ARTICLE 10
DEFINITIONS

10.1

Certain Defined Terms.

As used in this Agreement, each of the following terms has the meaning given it below:

“Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, such Person.

“Applicable Law” shall mean any statute, law, rule or regulation or any judgment, order, writ, injunction or decree of any Governmental Entity to which a specified Person or property is subject.

“Business Day” shall mean a day on which banks are open for the transaction of business in Denver, Colorado.

“Chandler Properties” shall mean the Properties of Chandler that are included in the PICA Business.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Encumbrances” shall mean liens, charges, pledges, options, mortgages, deeds of trust, security interests, claims, restrictions (whether on voting, sale, transfer, disposition or otherwise), easements and other encumbrances of every type and description, whether imposed by law, agreement, understanding or otherwise.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Geo Properties” shall mean the Properties of Geo.

“Governmental Entity” shall mean any court or tribunal in any jurisdiction (domestic or foreign) or any public, governmental, or regulatory body, agency, department, commission, board, bureau or other authority or instrumentality (domestic or foreign).

“IRS” shall mean the Internal Revenue Service.

“Knowledge” shall mean that an individual will be deemed to have “Knowledge” of a particular fact or other matter if such individual is actually aware of such fact or other matter; or a prudent individual could be expected to discover or otherwise become aware of such fact or other matter in the course of conducting a reasonably comprehensive investigation concerning the existence of such fact or other matter.  A Party will be deemed to have “Knowledge” of a particular fact or other matter if any individual who is serving as chief executive officer or chief operating officer of such Person (or in any similar capacity) has, or at any time had, Knowledge of such fact or other matter.  Any Person other than an individual will be deemed to have “Knowledge” of a particular fact or other matter if any individual who is serving, or who has at any time served as a director, officer, general partner, member, manager, executor, or trustee of such Person (or in any similar capacity) has, or at any time had, Knowledge of such fact or other matter.

“Material Adverse Effect” shall mean with respect to any Person, property or asset any adverse change or adverse condition in or relating to the business or financial condition of such Person, including its subsidiaries, property or assets that is material to such Person, its subsidiaries, property or assets taken as a whole; provided, however, that any prospective change or changes in the conditions listed above or relating to or resulting from (i) the transactions contemplated by this Agreement (or the announcement of such transactions), or (ii) any change or changes in the prices of oil, gas, natural gas liquids or other hydrocarbon products, or, (iii) any change in general economic conditions or local, regional, national or international conditions directly or indirectly affecting the oil and gas industry, shall not be deemed to constitute a Material Adverse Effect.

“Operating Agreement” shall mean the effective limited liability company operating agreement or equivalent agreement of the Person with which such agreement is identified.

“Other Minerals” shall mean sulphur, lignite, coal, uranium, thorium, iron, geothermal steam, water, carbon dioxide, helium and all other minerals, ores or substances of value which are not generally produced from a wellbore in conjunction with the Production of Hydrocarbons.

“Partnership Agreement” shall mean the then effective partnership agreement of the Person with which such agreement is identified.

“Permits” shall mean licenses, permits, franchises, consents, approvals and other authorizations of or from Governmental Entities.

“Permitted Encumbrances” means (i) liens for Taxes not yet due and payable, (ii) statutory liens (including materialmen’s, mechanic’s, repairmen’s landlord’s, and other similar liens) arising in connection with the ordinary course of business securing payments not yet due and payable and (iii) such defects, imperfections or irregularities of title, if any, as are not substantial in character, amount or extent and do not materially impair the conduct of normal operations of the Properties.

“Person” shall mean any individual, corporation, partnership, limited partnership, limited liability company, joint venture, association, joint-stock company, trust, enterprise, unincorporated organization or Governmental Entity.

“PICA Business” shall have the meaning set forth in the PICA Business Transfer Agreement.

“PICA Business Transfer” shall mean the transfer of the PICA Business, including the Chandler Properties, from Chandler to PICA as provided in the PICA Business Transfer Agreement.

“Proceedings” shall mean all proceedings, actions, claims, suits, investigations and inquiries by or before any arbitrator or Governmental Entity.

“Properties” (with respect to any of the Parties, the Properties of such Party or Parties, also designated herein as the Geo Properties, the Southern Properties and the Chandler Properties) shall mean:

(a)

All of the Party’s interest in and to the Hydrocarbons and Other Minerals in, under and that may be produced from (or pursuant to the terms of) its properties, rights and interests;

(b)

All other right, title and interest of a Party, of whatever kind or character, in and to (i) the Hydrocarbons and Other Minerals in, under and that may be produced from its lands (including without limitation interests in oil, gas and mineral leases, overriding royalty interests, fee royalty interests, fee Hydrocarbons and other interests) and (ii) any other oil, gas and/or mineral property, right, interest or license, whether real/immovable, personal/movable, vested, contingent or otherwise, to the extent any such property, right, interest or license is located, or relates to lands located, anywhere in the states and any offshore locations or locations outside of the United States; provided, however, that with respect to the Chandler Properties, it is expressly understood and agreed that such do not include any overriding royalties reserved by Chandler in its arrangements with the holders of the Yuma Working Interests;

(c)

All of a Party’s interests in and to all Hydrocarbons and/or Other Mineral unitization, pooling and/or communitization agreements, declarations  and/or orders, and in and to the properties, rights and interests covered and the Units created thereby, which cover, affect or otherwise relate to the properties, rights and interests described in clause (a) or (b) above;

(d)

All of a Party’s interest in and rights under all operating agreements, Production sales contracts, processing agreements, transportation agreements, gas balancing agreements, farm-out and/or farm-in agreements, salt water disposal agreements, area of mutual interest agreements and other contracts and/or agreements which cover, affect, or otherwise relate to the properties, rights and interests described in clause (a), (b), or (c) above or to the operation of such properties, rights and interests or to the treating, handling, storing, processing, transporting or marketing of Hydrocarbons or Other Minerals produced from (or allocated to) such properties, rights and interests, as same may be amended or supplemented from time to time;

(e)

all of a Party’s interest in and to all improvements, fixtures, movable or immovable property and other real and/or personal property (including, without limitation, all wells, pumping units, wellhead equipment, tanks, pipelines, flow lines, gathering lines, compressors, dehydration units, separators, meters, buildings, injection facilities, salt water disposal facilities, and power, telephone and telegraph lines), and all easements, servitudes, rights-of-way, surface leases, licenses, permits and other surface rights, which are now or hereafter used, or held for use, in connection with the properties, rights and interests described in clause (a), (b) or (c) above, or in connection with the operation of such properties, rights and interests, or in connection with the treating, handling, storing, processing, transporting or marketing of  Hydrocarbons or Other Minerals produced from (or allocated to) such properties, rights and interests;

(f)

all Hydrocarbons and Other Minerals produced from or allocated to the properties, rights and interests described in clauses (a), (b) and/or (c) above, and any products processed or obtained therefrom (herein collectively called the “Production”), together with (i) all proceeds of Production (regardless of whether the severance of the Production to which such proceeds relates occurred on, before or after the Effective Time hereof), and (ii) all liens and security interests securing payment of the proceeds from the sale of such Production, including, but not limited to, those liens and security interests provided for under statutes enacted in the jurisdiction in which the Properties are located, or statutes made applicable to the Properties under federal law (or some combination of federal and state law);

(g)

all payments received in lieu of Production from the properties, rights and interests described in clauses (a), (b) and/or (c) above (regardless of whether such payments accrued, and/or the events which gave rise to such payments occurred, on, before or after the Effective Time hereof, including, without limitation, (i) “take or pay” payments and similar payments, (ii) payments received in settlement of or pursuant to a judgment rendered with respect to take or pay or similar obligations or other obligations under a Production sales contract, (iv) payments received under a gas balancing agreement or similar written or oral arrangement, as a result of (or received otherwise in settlement of or pursuant to judgment rendered with respect to) rights held by a Party as a result of the Party (and/or its predecessors in title) taking or having taken less gas from lands covered by a property right or interest described in clauses (a), (b) and/or (c) above, than their ownership of such property right or interest would entitle them to receive and (v) shut-in rental or royalty payments;

(h)

to the extent legally transferable, all favorable contract rights and choses in action (i.e. rights to enforce contracts or to bring claims thereunder) related to the properties, rights and interests described in clauses (a) through (g) above (regardless of whether the same arose, and/or the events which gave rise to the same occurred on, before or after the Effective Time hereof, and further regardless of whether same arise under contract, the law or in equity); and

(i)

all rights, estates, powers and privileges appurtenant to the foregoing rights, interests and properties, including without limitation executive rights (i.e. rights to execute leases), rights to receive bonuses and delay rentals and rights to grant pooling authority.

“Reasonable Best Efforts” shall mean a Party’s best efforts in accordance with reasonable commercial practice and without the incurrence of unreasonable expense.

“Records” means all data, files or records in Southern’s control or possession pertaining to the ownership and operation of the Properties, including but not limited to all abstracts of title, accounting records, property tax records, financial reports and projections, escrow reports, books, contract files, division order files, documents evidencing the prices currently being paid for Production, engineering data, geological and geophysical reports, lease files, logs, maps, pressure data, Production records, supplemental abstracts of title, title curative materials, title opinions, title reports and other data useful to or used in connection with the development, exploration or operation of the Properties.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“SEC” means the Securities and Exchange Commission.

“Southern Properties” shall mean the Properties of Southern.

“Tax” shall mean any income taxes or similar assessments or any sales, excise, occupation, use, ad valorem, property, Production, severance, transportation, employment, payroll, franchise or other tax imposed by any United States federal, state or local (or any foreign or provincial) taxing authority, including any interest, penalties or additions attributable thereto.

“Tax Return” means any return or report, including any related or supporting information, with respect to Taxes.

“Unit” means, collectively, a drilling, spacing, proration, Production or enhanced recovery unit formed pursuant to a voluntary unitization, communitization or pooling agreement, or a drilling, spacing, proration, Production or enhanced recovery unit formed under or pursuant to law, rule or regulation or other action of a regulatory body having jurisdiction.

10.2

Certain Additional Defined Terms.

In addition to such terms as are defined in the opening paragraph of and the recitals to this Agreement and in Section 10.1, the following terms are used in this Agreement as defined in the Sections set forth opposite such terms:

Defined Term

Section Reference

Agreement

Introduction

Allowed Leonardite Distribution

4.2(o)(i)(E)

Applicable Environmental Laws

2.15

CERCLA

2.15

Certificate of Merger

1.1

Closing

1.1

Closing Date

1.1

Common Stock

Recitals

Confidentiality Agreement

5.1

Converted Securities

1.5

Disposal

2.15

Effective Time

1.1

Employee Agreement, Plan or Benefit

4.2(c)

Employee Agreements, Plans or Benefits

4.2(c)

Exchange Agent

1.6

FERC

2.28

Geo

Introduction

Geo Audited Financial Statements

2.6

Geo Financial Statements

2.6

Geo Latest Balance Sheet

2.6

Geo Reserve Report

2.33

Geo Unaudited Financial Statements

2.6

Hazardous Substance

2.15

Hazardous Waste

2.15

Hydrocarbons

2.33

Leonardite Assets

4.2(o)(i)(E)

Merger or Mergers

Recitals

Merger Consideration

1.5

Party or Parties

Introduction

Chandler

Introduction

Chandler Annual Financial Statements

3.8

Chandler Closing

1.1

Chandler Converted Securities

1.5

Chandler Financial Statements

3.8

Chandler Latest Balance Sheet

3.8

Chandler Latest Financial Statements

3.8

Chandler Merger

Recitals

Chandler Merger Consideration

1.5

Chandler Reserve Report

3.35

Chandler Sub

Introduction

Matching Offer

7.1(d)

Properties

10.1

Production

10.1, “Properties” (f)

RCRA

2.15

Regulatory Agencies

2.28

Southern

Introduction

Southern Annual Financial Statements

3.8

Southern Closing

1.1

Southern Converted Securities

1.5

Southern Financial Statements

3.8

Southern Latest Balance Sheet

3.8

Southern Latest Financial Statements

3.8

Southern Merger

Recitals

Southern Merger Consideration

1.5

Southern Reserve Report

3.35

Southern Sub

Introduction

Topping Fee

7.1(a)

Topping Offer

7.1(d)

Texas Entity Laws

1.1

 [Remainder of page intentionally left blank; signature page follows.]

i

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its representative thereunto duly authorized, all as of the date first above written.

GEORESOURCES, INC.

SOUTHERN BAY OIL & GAS, L.P.

By its General Partner,

Southern Bay Energy, L.L.C.

By:_/s/ Jeffrey P. Vickers

     Jeffrey P. Vickers, President

By: /s/ Frank A. Lodzinski

     Frank A. Lodzinski, President and CEO

SOUTHERN BAY ENERGY ACQUISITION, LLC

CHANDLER ENERGY, LLC

By:  /s/ Jeffrey P. Vickers

     Jeffrey P. Vickers, Manager

By: /s/ Collis P. Chandler, III

CHANDLER ACQUISITION, LLC

     Collis P. Chandler, III

     Sole Member and Manager

By: /s/ Jeffrey P. Vickers

PICA ENERGY, LLC

     Jeffrey P. Vickers, Manager

By its sole Member and Manager,

Chandler Energy, LLC

By:  /s/ Collis P. Chandler, III

     Collis P. Chandler, III

     Sole Member and Manager

ii

ANNEX B

C. K. COOPER & COMPANY FAIRNESS OPINION

DATED SEPTEMBER 14, 2006

i

September 14, 2006

The Board of Directors

GEORESOURCES, INC.

1407 West Dakota Parkway, Suite 1-B

Williston, North Dakota 58801

Members of the Board of Directors:

You have requested C. K. Cooper & Company, Inc. (“C. K. Cooper”, also “we”, “us”, and “our” herein) to render an opinion as to the fairness, from a financial point of view, to the holders, as a group, collectively, referred to herein as the “Shareholders”, of common stock, par value $0.01 per share (“Common Stock”), of GeoResources, Inc., a Colorado corporation (“GeoResources”), of the aggregate consideration to be paid by GeoResources as set forth in the Agreement and Plan of Merger, dated September 14, 2006 (the “Merger Agreement”), by and among GeoResources, Southern Bay Energy Acquisition, LLC, a Texas limited liability company and wholly-owned subsidiary of GeoResources (“Southern Sub”), Chandler Acquisition, LLC, a Colorado limited liability company and wholly-owned subsidiary of GeoResources (“Chandler Sub”), Southern Bay Oil & Gas, L.P., a Texas limited partnership (“Southern Bay”), Chandler Energy, LLC, a Colorado limited liability company (“Chandler”), and PICA Energy, LLC, a Colorado limited liability company and wholly-owned subsidiary of Chandler (“PICA”).

The Merger Agreement provides for, among other things, (i) the merger of Southern Bay with and into Southern Sub, with Southern Sub being the surviving entity; (ii) Chandler’s transfer of all but a small portion of its business and assets to PICA (the “PICA Business”); and (iii) the merger of PICA with and into Chandler Sub with Chandler Sub being the surviving entity (the mergers referenced in the foregoing clauses (i) and (iii) collectively, the “Mergers”).  Pursuant to the Mergers, GeoResources will issue 19.55 shares of its Common Stock in exchange for each partnership unit of Southern Bay, for an aggregate of 8,263,000 shares, and issue 1,931,000 shares of its Common Stock for each limited liability company membership interest of PICA (the foregoing shares of Common Stock, collectively, the “Consideration”).  Thus, the Consideration is 10,194,000 shares of Common Stock.

In connection with our review of the Mergers, and in arriving at our opinion described below, we have reviewed business and financial information relating to GeoResources, Southern Bay and Chandler, including, among other things:

•

the Merger Agreement;

•

copies of all schedules and exhibits to the Merger Agreement;

•

certain publicly available business and financial information relating to GeoResources that we deemed relevant;

•

audited financial statements for Southern Bay for the fiscal year ended December 31, 2005 and un-audited financial statements of Southern Bay for the six months ended June 30, 2006;

•

reserve estimates of Southern Bay and Chandler as of June 30, 2006;

•

internally generated engineering reports on Southern Bay and Chandler prepared by GeoResources;

•

unaudited financial statements for Chandler for the fiscal year ended December 31, 2005 and for the six months ended June 30, 2006;

•

the pro forma impact of the Mergers;

•

such other information and analyses we deemed appropriate;

•

certain publicly available financial information for companies whose operations we considered relevant in evaluating GeoResources, Southern Bay and Chandler; and

•

the financial terms of the Mergers as compared to the financial terms of certain other transactions that we deemed relevant.

In each case, management of GeoResources has represented to C. K. Cooper that these documents and agreements are in the form and substance that will be used for the Mergers.  Furthermore, GeoResources has confirmed its agreement to notify C. K. Cooper of any modifications to these agreements that may materially alter the conditions utilized by C. K. Cooper in determining its opinion.

In connection with our review, we have not independently verified any of the foregoing information, and we have relied upon such information being complete and accurate in all material respects.  We have assumed, with your consent, that the financial forecasts provided to us and discussed with us have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of GeoResources. In addition, we have not conducted a physical inspection or made an independent evaluation or appraisal of assets of GeoResources, nor have we been furnished with any such evaluation or appraisal. Our opinion relates to GeoResources as a going concern and, accordingly, we express no opinion based on its liquidation value.  In rendering this opinion, we have assumed that in the course of obtaining any necessary regulatory and governmental approvals for the proposed Mergers, no restriction will be imposed that will have a material adverse effect on the contemplated benefits of the proposed Mergers.  This opinion is based on circumstances as they exist and can be evaluated on, and the information made available to us at, the date hereof and except for the above referenced financial forecasts that GeoResources prepared and provided to us; is without regard to any market, economic, financial, legal or other circumstances or event of any kind or nature that may exist or occur after such date.  We have not undertaken to reaffirm or revise this opinion or otherwise comment upon any events occurring after the date hereof and do not have any obligation to update, revise or reaffirm this opinion.

We and our affiliates may in the future provide certain investment banking and financial services to GeoResources for which we would expect to receive compensation.

C. K. Cooper as part of its investment banking business is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, corporate restructurings, negotiated underwriting, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. We will receive a fee for our services in connection with rendering this opinion.  In the ordinary course of our business, we may actively trade the securities of GeoResources for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

This opinion is for the information of the Board of Directors of GeoResources and does not address the merits of the underlying decision by GeoResources to engage in the Mergers or the relative merits of the Mergers compared to any alternative business strategy or transaction in which GeoResources might engage. This opinion is not intended to be and does not constitute a recommendation to any Shareholder regarding how such holder should vote on the approval of the issuance of shares of Common Stock pursuant to the Mergers, or any other matter related thereto. We are not expressing any opinion herein as to the prices at which GeoResources Common Stock has traded or will trade following the closing of the Mergers.

Based upon our experience as an investment banker and subject to the foregoing, including the various assumptions and limitations set forth herein, it is our opinion that as of the date hereof the Consideration to be paid by GeoResources pursuant to the Mergers is fair, from a financial point of view, to the Shareholders of GeoResources.

Very truly yours,

C. K. COOPER & COMPANY, INC.

B-1

ANNEX C

PROPOSED AMENDMENT TO THE GEORESOURCES, INC. ARTICLES OF INCORPORATION

B-i

Proposed amendment to the Articles of Incorporation of GeoResources, Inc. to read as follows:

ARTICLE IV

Shares

The total number of shares of all classes which the Corporation has authority to issue is 120,000,000 of which 100,000,000 shares shall be Common Stock with a par value of one cent ($.01) per share, and 20,000,000 shares shall be Preferred Stock with a par value of one cent ($.01) per share.

The designations and the preferences, conversion and other rights, voting powers, restrictions, limitations as to distributions, qualifications, and terms and conditions of redemption of the shares of each class of stock are as follows:

COMMON STOCK

Subject to all of the rights of the Preferred Stock as expressly provided herein, by law or by the Board of Directors pursuant to this Article, the Common Stock shall possess all such rights and privileges as are afforded to capital stock by applicable law in the absence of any express restrictions or grant of rights or privileges in these Articles of Incorporation as may be permitted under applicable law.

PREFERRED STOCK

The Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more series.  The description of shares of each series of Preferred Stock, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to distributions, qualifications, and terms and conditions of redemption shall be as set forth in resolutions adopted by the Board of Directors and in Articles of Amendment to State Terms of Series Shares filed as required by law from time to time prior to the issuance of any shares of such series.

The Board of Directors is expressly authorized, prior to issuance, by adopting resolutions providing for the issuance of, or providing for a change in the number of, shares of any particular series of Preferred Stock and, if and to the extent from time to time required by law, by filing Articles of Amendment to State Terms of Series Shares to set or change the number of shares to be included in each series of Preferred Stock and to set or change in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications, or terms and conditions of redemption relating to the shares of each such series.  Notwithstanding the foregoing, the Board of Directors shall not be authorized to change the right of the Common Stock of the Corporation to vote one vote per share on all matters submitted for stockholder action.  The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, setting or changing the following:

(a)

the distinctive serial designation of such series and the number of shares constituting such series (provided that the aggregate number of shares constituting all series of Preferred Stock shall not exceed 20,000,000);

(b)

the annual distribution rate on shares of such series, whether distributions shall be cumulative and, if so, from which date or dates;

(c)

whether the shares of such series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon and after which such shares shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(d)

the obligation, if any, of the Corporation to redeem or repurchase shares of such series pursuant to a sinking fund;

(e)

whether shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes and, if so, the terms and conditions of such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

(f)

whether the shares of such series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(g)

the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation; and

(h)

any other relative rights, powers, preferences, qualifications, limitations or restrictions thereof relating to such series which may be authorized or permitted under the Colorado Business Corporation Act.

The shares of Preferred Stock of any one series shall be identical with each other in all respects except as to the dates from and after which dividends thereon shall cumulate, if cumulative.

B-ii

ANNEX D

GEORESOURCES, INC.

AMENDED AND RESTATED

2004 EMPLOYEES’ STOCK INCENTIVE PLAN

B-1

GEORESOURCES, INC.

AMENDED AND RESTATED 2004 EMPLOYEES’ STOCK INCENTIVE PLAN

(Amended and Restated as of December 14, 2006)

SECTION 1.

HISTORY AND PURPOSE

1.1.

History.  In 2004, the shareholders of the Company approved the adoption of the 2004 Employees’ Stock Incentive Plan (the “2004 Plan”), under which 300,000 shares of the Company’s Common Stock were reserved for issuance.

On September 14, 2006, the Company entered into a merger agreement with Southern Bay Oil & Gas, L.P. (“Southern Bay ”), Chandler Energy, LLC (“Chandler”) and PICA Energy, LLC (“PICA”), under which, Chandler will transfer almost all of its business and assets to PICA, the Company will acquire all of the equity interests in Southern Bay and PICA in exchange for shares of Common Stock, and Southern Bay and PICA will respectively merged into two wholly-owned subsidiaries of the Company formed for this purpose.  In addition, the Company will acquire certain interests in oil and gas properties in one of Chandler’s projects in Colorado.

Among the conditions to the closing of the foregoing mergers and acquisitions of interests in oil and gas properties is approval by the Company’s shareholders of amendments to the Plan.  The amendments to the 2004 Plan made by the Plan include an increase in the number of shares of Common Stock reserved for issuance from 300,000 shares to 2,000,000 shares and adding additional the types of awards that may be granted to Participants in the Plan.

1.2.

Purpose.  The purpose of the Plan, including the amendments therein to the 2004 Plan, is to enhance and improve the Company’s ability to attract, retain and motivate qualified officers, employees, directors and consultants of the Company and its Affiliates, by aligning their interests with those of the Company’s shareholders and, by the amendments to the 2004 Plan, enhancing and improving the Board’s ability to meet these objectives.

SECTION 2.

DEFINITIONS

2.1.

General. For purposes of the Plan, the following terms are defined as set forth below:

(a)

“Affiliate” means a corporation or other entity controlled by, controlling or under common control with the Company, including, without limitation any corporation, partnership, joint venture or other entity during any period in which at least a fifty percent (50%) voting or profits interest is owned, directly or indirectly, by the Company or any successor to the Company.

(b)

“Award” means a Management Incentive Award, Stock Option, Stock Appreciation Right, Performance Unit, Restricted Stock or other award authorized under the Plan.

(c)

“Award Cycle” means a period of consecutive fiscal years or portions thereof designated by the Committee over which Awards are to be earned.

(d)

“Board” means the Board of Directors of the Company.

(e)

“Business Unit” means a unit of the business of the Company or its Affiliates as determined by the Committee and the CEO.

(f)

“Capital Employed” means operating working capital plus net property, plant and equipment.

(g)

“Cause” means (1) “Cause” as defined in any Individual Agreement to which the Participant is a party, or (2) if there is no such Individual Agreement, or, if it does not define “Cause”: (A) the Participant having been convicted of, or pleading guilty or nolo contendere to, a felony under federal or state law; (B) the Willful and continued failure on the part of the Participant to substantially perform his or her employment duties in any material respect (other than such failure resulting from Disability), after a written demand for substantial performance is delivered to the Participant that specifically identifies the manner in which the Company believes the Participant has failed to perform his or her duties, and after the Participant has failed to resume substantial performance of his or her duties within thirty (30) days of such demand; or (C) Willful and deliberate conduct on the part of the Participant that is materially financially injurious to the Company or an Affiliate.  The Committee will, unless otherwise provided in an Individual Agreement with the Participant, determine whether “Cause” exists.

(h)

“CEO” means the Company’s chief executive officer.

(i)

“Change in Control” and “Change in Control Price” have the meanings set forth in Sections 14.2 and 14.3, respectively.

(j)

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(k)

“Committee” means, as the Board may from time to time determine, the Compensation Committee of the Board, the Board, or another committee of the Board.

(l)

“Common Stock” means (1) the common stock of the Company, par value $0.01 per share, subject to adjustment as provided in Section 4.1 Shares Available for Issuance ; or (2) if there is a merger or consolidation and the Company is not the surviving corporation, the capital stock of the surviving corporation given in exchange for such common stock of the Company.

(m)

“Company” means GeoResources, Inc., a Colorado corporation.

(n)

“Covered Employee” means a Participant who has received a Management Incentive Award, Restricted Stock or Performance Units, who has been designated as such by the Committee and who is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which the Management Incentive Award, Restricted Stock or Performance Units are expected to be taxable to such Participant.

(o)

“Disability” means, unless otherwise provided by the Committee, (1) “Disability” as defined in any Individual Agreement to which the Participant is a party, or (2) if there is no such Individual Agreement, or, if such agreement does not define “Disability,” then “Disability” shall be determined by the Board of Directors.

(p)

“Dividend Equivalent Rights” means the right to receive cash, Stock Options, Stock Appreciation Rights or Performance Units, as determined by the Committee, in an amount equal to any dividends that would have been paid on a Stock Option, Stock Appreciation Right or a Performance Unit, as applicable, with Dividend Equivalent Rights if such Stock Option, Stock Appreciation Right or Performance Unit, as applicable, were a share of Common Stock held by the Participant on the dividend payment date.  Unless the Committee determines that Dividend Equivalent Rights will be paid in cash as of the dividend payment date, such Dividend Equivalent Rights, once credited, will be converted into an equivalent number of Stock Options, Stock Appreciation Rights or Performance Units, as applicable; provided, however, that the number of shares subject to any Award will always be a whole number.  Unless otherwise determined by the Committee as of the dividend payment date, if a dividend is paid in cash, the number of Stock Options, Stock Appreciation Rights or Performance Units into which a Dividend Equivalent Right will be converted will be calculated as of the dividend payment date, in accordance with the following formula:

(A x B)/C

in which “A” equals the number of Stock Options, Stock Appreciation Rights or Performance Units with Dividend Equivalent Rights held by the Participant on the dividend payment date, “B” equals the cash dividend per share and “C” equals the Fair Market Value per share of Common Stock on the dividend payment date.  Unless otherwise determined by the Committee as of the dividend payment date, if a dividend is paid in property other than cash, the number of Stock Options, Stock Appreciation Rights or Performance Units, as applicable into which a Dividend Equivalent Right will be converted will be calculated, as of the dividend payment date, in accordance with the formula set forth above, except that “B” will equal the fair market value per share of the property which the Participant would have received if the Stock Option, Stock Appreciation Right or Performance Unit, as applicable, with Dividend Equivalent Rights held by the Participant on the dividend payment date was a share of Common Stock.

(q)

“Effective Date” means the date of approval, by the Company’s shareholders, of the Plan.

(r)

“Eligible Individuals” means officers, employees, directors and consultants of the Company or any of its Affiliates, and prospective employees, directors and consultants who have accepted offers of employment, membership on a board or consultancy from the Company or its Affiliates, who are or will be responsible for or contribute to the management, growth or profitability of the business of the Company or its Affiliates, as determined by the Committee.

(s)

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(t)

“Expiration Date” means the date on which an Award becomes unexercisable and/or not payable by reason of lapse of time or otherwise as provided in Section 6.2  Expiration Date.

(u)

“Fair Market Value” means, except as otherwise provided by the Committee, as of any given date, the closing price for the shares on the Nasdaq Capital Market or Nasdaq Global Market, as the case may be, for the specified date, or, if the shares were not traded on either of these markets on such date, then on the next preceding date on which the shares were traded, all as reported by such source as the Committee may select.

(v)

“Grant Date” means the date designated by the Committee as the date of grant of an Award.

(w)

“Incentive Stock Option” means any Stock Option designated as, and qualified as, an “incentive stock option” within the meaning of Section 422 of the Code.

(x)

“Individual Agreement” means a severance, employment, consulting or similar agreement between a Participant and the Company or one of its Affiliates.

(y)

“Management Incentive Award” means an Award of cash, Common Stock, Restricted Stock or a combination of cash, Common Stock and Restricted Stock, as determined by the Committee.

(z)

“Net Contribution” means for a Business Unit, its operating profit after-tax, less the product of (1) a percentage as determined by the Committee; and (2) the Business Unit’s Capital Employed.

(aa)

“Nonqualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(bb)

“Notice” means the written evidence of an Award granted under the Plan in such form as the Committee will from time to time determine.

(cc)

“Participant” or “Participants” means an Eligible Individual who is a participant, or Eligible Individuals who are participants, in the Plan.

(dd)

“Performance Goals” means the performance goals established by the Committee in connection with the grant of Management Incentive Awards, Restricted Stock or Performance Units as set forth in the Notice.  In the case of Qualified Performance-Based Awards, Performance Goals will be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations, and will be based on Net Contribution, or such other performance criteria selected by the Committee, including, without limitation, the Fair Market Value of the Common Stock, the Company’s or a Business Unit’s market share, sales, earnings, costs, productivity, return on equity or return on Capital Employed.

(ee)

“Performance Units” means an Award granted under Section 12  Performance Units.

(ff)

“Plan” means the Amended and Restated 2004 Employees’ Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

(gg)

“Qualified Performance-Based Award” means a Management Incentive Award, an Award of Restricted Stock or an Award of Performance Units designated as such by the Committee, based upon a determination that (1) the recipient is or may be a Covered Employee; and (2) the Committee wishes such Award to qualify for the Section 162(m) Exemption.

(hh)

“Restricted Stock” means an Award granted under Section 11  Restricted Stock.

(ii)

“Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

(jj)

“Stock Appreciation Right” means an Award granted under Section 10  Stock Appreciation Rights.

(kk)

“Stock Option” means an Award granted under Section 9  Stock Options.

(ll)

“Termination of Employment” means the termination of the Participant’s employment with, or performance of services for, the Company and any of its Affiliates.  Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Affiliates will not be considered Terminations of Employment.

(mm)

“Vesting Date” means the date on which an Award becomes vested, and, if applicable, fully exercisable and/or payable by or to the Participant as provided in Section 6.3  Vesting .

(nn)

“Willful” means any action or omission by the Participant that was not in good faith and without a reasonable belief that the action or omission was in the best interests of the Company or its Affiliates.  Any act or omission based upon authority given pursuant to a duly adopted resolution of the Board, or, upon the instructions of the CEO or any other senior officer of the Company, or, based upon the advice of counsel for the Company will be conclusively presumed to be taken or omitted by the Participant in good faith and in the best interests of the Company and/or its Affiliates.

2.2.

Other Definitions.  In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 3.

ADMINISTRATION

3.1.

Committee Administration.  The Committee is the administrator of the Plan.  Among other things, the Committee has the authority, subject to the terms of the Plan:

(a)

To select the Eligible Individuals to whom Awards are granted;

(b)

To determine whether and to what extent Awards are granted;

(c)

To determine the amount of each Award;

(d)

To determine the terms and conditions of any Award, including, but not limited to, the option price, any vesting condition, restriction or limitation regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee will determine;

(e)

To modify, amend or adjust the terms and conditions of any Award, at any time or from time to time;

(f)

To determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award will be deferred;

(g)

To determine under what circumstances an Award may be settled in cash or Common Stock or a combination of cash and Common Stock; and

(h)

to adopt, alter and repeal administrative rules, guidelines and practices governing the Plan, to interpret the terms and provisions of the Plan, any Award, any Notice and any other agreement relating to any Award and to take any action it deems appropriate for the administration of the Plan.

3.2.

Committee Action.  The Committee may act only by a majority of its members then in office unless it allocates or delegates its authority to a Committee member or other person to act on its behalf.  Except to the extent prohibited by applicable law or applicable rules of a stock exchange or automated quotation system, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any other person or persons.  Any such allocation or delegation may be revoked by the Committee at any time.  Any determination made by the Committee or its delegate with respect to any Award will be made in the sole discretion of the Committee or such delegate.  All decisions of the Committee or its delegate are final, conclusive and binding on all parties.

3.3.

Board Authority.  Any authority granted to the Committee may also be exercised by the full Board.  To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action will control.

SECTION 4.

SHARES

4.1.

Shares Available For Issuance.  The maximum number of shares of Common Stock that may be delivered to Participants and their beneficiaries under the Plan will be 2,000,000.

No Award will be counted against the shares available for delivery under the Plan if the Award is payable to the Participant only in the form of cash, or if the Award is paid to the Participant in cash.

To the extent any Award is forfeited, any Stock Option (or Stock Appreciation Right) terminates, expires or lapses without being exercised or any Stock Appreciation Right is exercised for cash, the shares of Common Stock subject to such Award will again become available for delivery in connection with new Awards under the Plan.  To the extent any shares of Common Stock subject to an Award are tendered back prior to December 14, 2016 (or, if later, the 10 th  anniversary of the latest re-approval of this clause by the Company’s shareholders) or not delivered because such shares are (in either case) used to satisfy an applicable tax-withholding obligation, such shares will again become available for delivery in connection with new Awards under the Plan.

In the event of any corporate event or transaction, (including, but not limited to, a change in the number of shares of Common Stock outstanding), such as a stock split, merger, consolidation, separation, including a spin-off or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee may make such substitution or adjustments in the aggregate number, kind, and price of shares reserved for issuance under the Plan, and the maximum limitation upon any Awards to be granted to any Participant, in the number, kind and price of shares subject to outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate; provided, however, that the number of shares subject to any Award will always be a whole number.  Such adjusted price will be used to determine the amount payable in cash or shares, as applicable, by the Company upon the exercise of any Award.

4.2.

Individual Limits.  No Participant may be granted Stock Options and Stock Appreciation Rights covering in excess of 500,000 shares of Common Stock in any calendar year.  The maximum aggregate amount with respect to each Management Incentive Award, Award of Performance Units or Award of Restricted Stock that may be granted, or, that may vest, as applicable, in any calendar year for any individual Participant is 500,000 shares of Common Stock, or the dollar equivalent of 500,000 shares of Common Stock.

SECTION 5.

ELIGIBILITY

Awards may be granted under the Plan to Eligible Individuals.  Incentive Stock Options may be granted only to employees of the Company and its subsidiaries or parent corporation (within the meaning of Section 424(f) of the Code).

SECTION 6.

Terms and Conditions of Awards

6.1.

General.  Awards will be in the form and upon the terms and conditions as determined by the Committee, subject to the terms of the Plan.  The Committee is authorized to grant Awards independent of, or in addition to other Awards granted under the Plan.  The terms and conditions of each Award may vary from other Awards.  Awards will be evidenced by Notices, the terms and conditions of which will be consistent with the terms of the Plan and will apply only to such Award.

6.2.

Expiration Date.  Unless otherwise provided in the Notice, the Expiration Date of an Award will be the earlier of the date that is ten (10) years after the Grant Date or the date of the Participant’s Termination of Employment.

6.3.

Vesting.  Each Award vests and becomes fully payable, exercisable and/or released of any restriction on the Vesting Date.  The Vesting Date of each Award, as determined by the Committee, will be set forth in the Notice.

SECTION 7.

QUALIFIED PERFORMANCE-BASED AWARDS

The Committee may designate a Management Incentive Award, or an Award of Restricted Stock or an Award of Performance Units as a Qualified Performance-Based Award, in which case, the Award is contingent upon the attainment of Performance Goals.

SECTION 8.

MANAGEMENT INCENTIVE AWARDS

8.1.

Management Incentive Awards.  The Committee is authorized to grant Management Incentive Awards, subject to the terms of the Plan.  Notices for Management Incentive Awards will indicate the Award Cycle, any applicable Performance Goals, any applicable designation of the Award as a Qualified Performance-Based Award and the form of payment of the Award.

8.2.

Settlement.  As soon as practicable after the later of the Vesting Date and the date any applicable Performance Goals are satisfied, Management Incentive Awards will be paid to the Participant in cash, Common Stock, Restricted Stock or a combination of cash, Common Stock and Restricted Stock, as determined by the Committee.  The number of shares of Common Stock payable under the stock portion of a Management Incentive Award will equal the amount of such portion of the award divided by the Fair Market Value of the Common Stock on the date of payment.

SECTION 9.

STOCK OPTIONS

9.1.

Stock Options.  The Committee is authorized to grant Stock Options, including both Incentive Stock Options and Nonqualified Stock Options, subject to the terms of the Plan.  Notices will indicate whether the Stock Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option, the option price, the term and the number of shares to which it pertains.  To the extent that any Stock Option is not designated as an Incentive Stock Option, or, even if so designated does not qualify as an Incentive Stock Option on or subsequent to its Grant Date, it will constitute a Nonqualified Stock Option. No Incentive Stock Option will be granted hereunder on or after the 10 th  anniversary of the date of shareholder approval of the Plan (or, if the shareholders approve an amendment that increases the number of shares subject to the Plan, the 10 th  anniversary of the date of such approval); provided ,  however , that Incentive Stock Options granted prior to such 10 th anniversary may extend beyond that date.

9.2.

Option Price.  The option price per share of Common Stock purchasable under a Stock Option will be determined by the Committee and will not be less than the Fair Market Value of the Common Stock subject to the Stock Option on the Grant Date.

9.3.

Incentive Stock Options.  The terms of the Plan addressing Incentive Stock Options and each Incentive Stock Option will be interpreted in a manner consistent with Section 422 of the Code and all valid regulations issued thereunder.

9.4.

Exercise.  Stock Options will be exercisable at such time or times and subject to the terms and conditions set forth in the Notice.  A Participant can exercise a Stock Option, in whole or in part, at any time on or after the Vesting Date and before the Expiration Date by giving written notice of exercise to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased.  Such notice will be accompanied by payment in full to the Company of the option price by certified or bank check or such other cash equivalent instrument as the Company may accept.  If approved by the Committee, payment in full or in part may also be made in the form of Common Stock (by delivery of such shares or by attestation) already owned by the optionee of the same class as the Common Stock subject to the Stock Option, based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised.  Notwithstanding the foregoing, the right to make payment in the form of already owned shares of Common Stock applies only to shares that have been held by the optionee for at least six (6) months at the time of exercise or that were purchased on the open market.

If approved by the Committee, payment in full or in part may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or broker loan proceeds necessary to pay the option price, and, if requested, by the amount of any federal, state, local or foreign withholding taxes.  To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms, but any loans by a broker in connection with an exercise shall be arranged between the broker and the employee, and not by the Company.

In addition, if approved by the Committee, a Stock Option may be exercised by a “net cashless exercise” procedure whereby all or any portion of the option price and/or any required tax withholding may be satisfied by a reduction in the number of shares issued upon exercise.  In that case, the number of shares of Common Stock issued upon exercise will be equal to: (a) the product of (i) the number of shares as to which the Stock Option is then being exercised on a net cashless basis, and (ii) the excess of (A) the Fair Market Value on the date of exercise, over (B) the option price and/or any required tax withholding associated with the net cashless exercise (expressed on a per share basis), divided by (b) the Fair Market Value on the date of exercise.  A number of shares of Common Stock equal to the difference between the number of shares as to which the Stock Option is then being exercised and the number of shares actually issued upon such exercise will be deemed to have been retained by the Company in satisfaction of the option price and/or any required tax withholding.

9.5.

Settlement.  As soon as practicable after the exercise of a Stock Option, the Company will deliver to or on behalf of the optionee certificates of Common Stock for the number of shares purchased.  No shares of Common Stock will be issued until full payment therefor has been made.  Except as otherwise provided in Section 9.8  Deferral of Stock Options Shares  below, an optionee will have all of the rights of a shareholder of the Company holding Common Stock, including, but not limited to, the right to vote the shares and the right to receive dividends, when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 18  General Provisions.  The Committee may give optionees Dividend Equivalent Rights.

9.6.

Nontransferability.  No Stock Option will be transferable by the optionee other than by will or by the laws of descent and distribution.  All Stock Options will be exercisable, subject to the terms of the Plan, only by the optionee, the guardian or legal representative of the optionee, or any person to whom such Stock Option is transferred pursuant to this paragraph, it being understood that the term “holder” and “optionee” include such guardian, legal representative and other transferee.  No Stock Option will be subject to execution, attachment or other similar process.

Notwithstanding anything herein to the contrary, the Committee may permit a Participant at any time prior to his or her death to assign all or any portion without consideration therefor of a Nonqualified Stock Option to:

(a)

The Participant’s spouse or lineal descendants;

(b)

The trustee of a trust for the primary benefit of the Participant and his or her spouse or lineal descendants, or any combination thereof;

(c)

A partnership of which the Participant, his or her spouse and/or lineal descendants are the only partners;

(d)

Custodianships under the Uniform Transfers to Minors Act or any other similar statute; or

(e)

Upon the termination of a trust by the custodian or trustee thereof, or the dissolution or other termination of the family partnership or the termination of a custodianship under the Uniform Transfers to Minors Act or any other similar statute, to the person or persons who, in accordance with the terms of such trust, partnership or custodianship are entitled to receive the Nonqualified Stock Option held in trust, partnership or custody.

In such event, the spouse, lineal descendant, trustee, partnership or custodianship will be entitled to all of the Participant’s rights with respect to the assigned portion of the Nonqualified Stock Option, and such portion will continue to be subject to all of the terms, conditions and restrictions applicable to the Nonqualified Stock Option.

9.7.

Cashing Out.  On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of the shares of Common Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock over the option price times the number of shares of Common Stock for which the Stock Option is being exercised on the effective date of such cash-out.  In addition, notwithstanding any other provision of the Plan, the Committee, either on the Grant Date or thereafter, may give a Participant the right to voluntarily cash-out the Participant’s outstanding Stock Options, whether or not then vested, during the sixty (60)-day period following a Change in Control.  A Participant who has such a cash-out right and elects to cash-out Stock Options may do so during the sixty (60)-day period following a Change in Control by giving notice to the Company to elect to surrender all or part of the Stock Option to the Company and to receive cash, within thirty (30) days of such election, in an amount equal to the amount by which the Change in Control Price per share of Common Stock on the date of such election exceeds the exercise price per share of Common Stock under the Stock Option multiplied by the number of shares of Common Stock granted under the Stock Option as to which this cash-out right is exercised.

9.8.

Deferral of Stock Option Shares.  The Committee may from time to time establish procedures pursuant to which an optionee may elect to defer, until a time or times later than the exercise of a Stock Option, receipt of all or a portion of the shares of Common Stock subject to such Stock Option and/or to receive cash at such later time or times in lieu of such deferred shares, all on such terms and conditions as the Committee will determine.  If any such deferrals are permitted, an optionee who elects such deferral will not have any rights as a shareholder with respect to such deferred shares unless and until shares are actually delivered to the optionee with respect thereto, except to the extent otherwise determined by the Committee.

SECTION 10.

STOCK APPRECIATION RIGHTS

10.1.

Stock Appreciation Rights.  The Committee is authorized to grant Stock Appreciation Rights, subject to the terms of the Plan.  Stock Appreciation Rights granted with a Nonqualified Stock Option may be granted either on or after the Grant Date.  Stock Appreciation Rights granted with an Incentive Stock Option may be granted only on the Grant Date of such Stock Option.  Notices of Stock Appreciation Rights granted with Stock Options may be incorporated into the Notice of the Stock Option.  Notices of Stock Appreciation Rights will indicate whether the Stock Appreciation Right is independent of any Award or granted with a Stock Option, the price, the term, the method of exercise and the form of payment.  The Committee may also grant Dividend Equivalent Rights in association with any Stock Appreciation Right.

10.2.

Exercise.  A Participant can exercise Stock Appreciation Rights, in whole or in part, at any time after the Vesting Date and before the Expiration Date, or, with respect to Stock Appreciation Rights granted in connection with any Stock Option, at such time or times and to the extent that the Stock Options to which they relate are exercisable, by giving written notice of exercise to the Company specifying the number of Stock Appreciation Rights to be exercised.  A Stock Appreciation Right granted with a Stock Option may be exercised by an optionee by surrendering any applicable portion of the related Stock Option in accordance with procedures established by the Committee.  To the extent provided by the Committee, Stock Options which have been so surrendered will no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

10.3.

Settlement.  As soon as practicable after the exercise of a Stock Appreciation Right, an optionee will be entitled to receive an amount in cash, shares of Common Stock or a combination of cash and shares of Common Stock, as determined by the Committee, in value equal to the excess of the Fair Market Value on the date of exercise of one share of Common Stock over the Stock Appreciation Right price per share multiplied by the number of shares in respect of which the Stock Appreciation Right is being exercised.

Upon the exercise of a Stock Appreciation Right granted with any Stock Option, the Stock Option or part thereof to which such Stock Appreciation Right is related will be deemed to have been exercised for the purpose of the limitation set forth in Section 4  Shares on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares delivered upon the exercise of the Stock Appreciation Right.

10.4.

Nontransferability.  Stock Appreciation Rights will be transferable only to the extent they are granted with any Stock Option, and only to permitted transferees of such underlying Stock Option in accordance with Section 9.6  Nontransferability.

SECTION 11.

RESTRICTED STOCK

11.1.

Restricted Stock.  The Committee is authorized to grant Restricted Stock, subject to the terms of the Plan. Notices for Restricted Stock may be in the form of a Notice and book-entry registration or issuance of one or more stock certificates.  Any certificate issued in respect of shares of Restricted Stock will be registered in the name of such Participant and will bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions, including, but not limited to, forfeiture of the GeoResources, Inc. Amended and Restated 2004 Employees’ Stock Incentive Plan and a Restricted Stock Notice.  Copies of such Plan and Notice are on file at the offices of GeoResources, Inc.

The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon will have lapsed and that, as a condition of any Award of Restricted Stock, the Participant will have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award. The Notice or certificates will indicate any applicable Performance Goals, any applicable designation of the Restricted Stock as a Qualified Performance-Based Award and the form of payment.

11.2.

Participant Rights.  Subject to the terms of the Plan and the Notice or certificate of Restricted Stock, the Participant will not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock until the later of the Vesting Date and the date any applicable Performance Goals are satisfied.  Notwithstanding the foregoing, if approved by the Committee, a Participant may pledge Restricted Stock as security for a loan to obtain funds to pay the option price for Stock Options.  Except as provided in the Plan and the Notice or certificate of the Restricted Stock, the Participant will have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company holding Common Stock, including, but not limited to, the right to vote the shares and to receive dividends with respect to the shares; provided that, in the discretion of the Committee, cash or property payable as a dividend on Restricted Stock may be subjected to the same vesting conditions as the Restricted Stock giving rise to the payment or may be converted into a number of additional shares of Restricted Stock (again, having the same vesting conditions as the Restricted Stock giving rise to the payment) determined by dividing the amount of the cash or the fair market value of the property otherwise distributable (as determined by the Committee) by the Fair Market Value on the dividend payment date.

11.3.

Settlement. As soon as practicable after the later of the Vesting Date and the date any applicable Performance Goals are satisfied and prior to the Expiration Date, unlegended certificates for such shares of Common Stock will be delivered to the Participant upon surrender of any legended certificates, if applicable.

SECTION 12.

PERFORMANCE UNITS

12.1.

Performance Units.  The Committee is authorized to grant Performance Units, which include, among other Awards and without limitation, restricted stock units and common stock units, subject to the terms of the Plan.  Notices of Performance Units will indicate any applicable Performance Goals, any applicable designation of the Award as a Qualified Performance-Based Award and the form of payment.

12.2.

Settlement.  As soon as practicable after the later of the Vesting Date and the date any applicable Performance Goals are satisfied, Performance Units will be paid in the manner as provided in the Notice.  Payment of Performance Units will be made in an amount of cash equal to the Fair Market Value of one share of Common Stock multiplied by the number of Performance Units earned or, if applicable, in a number of shares of Common Stock equal to the number of Performance Units earned, each as determined by the Committee.  The Committee may at or after the Grant Date give the Participant a right to defer receipt of cash or shares in settlement of Performance Units for a specified period or until a specified event.  Subject to any exceptions adopted by the Committee, an election by a Participant to defer must be made before the commencement of the Award Cycle for the Performance Units.

SECTION 13.

OTHER AWARDS

The Committee is authorized to make, either alone or in conjunction with other Awards, Awards of cash or Common Stock and Awards that are valued in whole or in part by reference to, or are otherwise based upon, Common Stock, including, without limitation, convertible debentures.

SECTION 14.

CHANGE IN CONTROL

14.1.

Impact of Change in Control.  Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, as of the date such Change in Control is determined to have occurred, any outstanding:

(a)

Stock Options and Stock Appreciation Rights become fully exercisable and vested to the full extent of the original grant;

(b)

Restricted Stock becomes free of all restrictions and deferral limitations and becomes fully vested and transferable to the full extent of all or a portion of the maximum amount of the original grant as provided in the Notice, or, if not provided in the Notice, as determined by the Committee;

(c)

Performance Units become vested to the extent provided in the Notice, or if not provided in the Notice, as determined by the Committee.  In addition, to the extent settlement of such Performance Units has been deferred, if the Change in Control constitutes a “change in the ownership of the Company,” a “change in effective control of the Company,” or a “change in the ownership of a substantial portion of the assets of the Company” (in each case as defined in Section 409A of the Code), such settlement occurs in cash or Common Stock (as determined by the Committee) as promptly as is practicable following the Change in Control; and

(d)

Management Incentive Awards become fully vested to the full extent of all or a portion of the maximum amount of the original grant as provided in the Notice, or, if not provided in the Notice, as determined by the Committee, and such Management Incentive Awards will be settled in cash or Common Stock, as determined by the Committee, as promptly as is practicable following the Change in Control.

The Committee may also make additional substitutions, adjustments and/or settlements of outstanding Awards as it deems appropriate and consistent with the Plan’s purposes.

14.2.

Definition of Change in Control.  For purposes of the Plan, a “Change in Control” will mean the happening of any of the following events:

(a)

An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (A) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (D) any acquisition pursuant to a transaction which complies with Subsections (1), (2) and (3) of Subsection (c) of this Section 14.2;

(b)

A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board will be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 14.2, that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) will be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board will not be so considered as a member of the Incumbent Board;

(c)

Consummation of a reorganization, merger or consolidation, sale or other disposition of all or substantially all of the assets of the Company, or acquisition by the Company of the assets or stock of another entity (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, twenty percent (20%) or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed prior to the Corporate Transaction, and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(d)

The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

14.3.

Change in Control Price.  For purposes of the Plan, “Change in Control Price” means the higher of (a) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the Nasdaq Capital Market, the Nasdaq Global Market, or other national exchange on which such shares are listed during the sixty (60)-day period prior to and including the date of a Change in Control; or (b) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction; provided, however, that in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the Change in Control Price will be in all cases the Fair Market Value of the Common Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised.  To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration will be determined by the Committee.

SECTION 15.

FORFEITURE OF AWARDS

Notwithstanding anything in the Plan to the contrary, the Committee may, in the event of serious misconduct by a Participant (including, without limitation, any misconduct prejudicial to or in conflict with the Company or its Affiliates, or any Termination of Employment for Cause), or any activity of a Participant in competition with the business of the Company or any Affiliate, (a) cancel any outstanding Award granted to such Participant, in whole or in part, whether or not vested or deferred, and/or (b) if such conduct or activity occurs within one year following the exercise or payment of an Award, require such Participant to repay to the Company any gain realized or payment received upon the exercise or payment of such Award (with such gain or payment valued as of the date of exercise or payment).  Such cancellation or repayment obligation will be effective as of the date specified by the Committee.  Any repayment obligation may be satisfied in Common Stock or cash or a combination thereof (based upon the Fair Market Value of Common Stock on the day of payment), and the Committee may provide for an offset to any future payments owed by the Company or any Affiliate to the Participant if necessary to satisfy the repayment obligation.  The determination of whether a Participant has engaged in a serious breach of conduct or any activity in competition with the business of the Company or any Affiliate will be made by the Committee in good faith.  This Section 15 will have no application following a Change in Control.

SECTION 16.

AMENDMENT AND TERMINATION

The Committee may amend, alter, or discontinue the Plan or any Award, prospectively or retroactively, but no amendment, alteration or discontinuation may impair the rights of a recipient of any Award without the recipient’s consent, except such an amendment made to comply with applicable law, stock exchange rules or accounting rules.

No amendment will be made without the approval of the Company’s shareholders to the extent such approval is required by applicable law or stock exchange rules, or to the extent such amendment increases the number of shares available for delivery under the Plan.  Without the approval of the Company’s shareholders, the Committee will not reduce the option price of a Stock Option after the Grant Date or cancel an outstanding Stock Option and grant a new Stock Option with a lower exercise price in substitution therefor (other than, in either case, in accordance with the adjustment provisions in the last paragraph of Section 4.1).

SECTION 17.

UNFUNDED STATUS OF PLAN

It is presently intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation.  The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

SECTION 18.

GENERAL PLAN PROVISIONS

18.1. General Provisions.  The Plan will be administered in accordance with the following provisions and any other rule, guideline and practice determined by the Committee:

(a)

Each person purchasing or receiving shares pursuant to an Award may be required to represent to and agree with the Company in writing that he or she is acquiring the shares without a view to the distribution of the shares.

(b)

The certificates for shares issued under an Award may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

(c)

Notwithstanding any other provision of the Plan, any Award, any Notice or any other agreements made pursuant thereto, the Company is not required to issue or deliver any shares of Common Stock prior to fulfillment of all of the following conditions:

(i)

Listing or approval for listing upon notice of issuance, of such shares on the Nasdaq Capital Market, the Nasdaq Global Market, or such other securities exchange as may at the time be the principal market for the Common Stock;

(ii)

Any registration or other qualification of such shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee deems necessary or advisable; and

(iii)

Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee deems necessary or advisable.

(d)

The Company will not issue fractions of shares.  Whenever, under the terms of the Plan, the aggregate number of shares required to be issued to a Participant at a particular time includes a fractional share, one additional whole share will be issued to the Participant in lieu of and in satisfaction for that fractional share.

(e)

In the case of a grant of an Award to any Eligible Individual of an Affiliate of the Company, the Company may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer the shares of Common Stock to the Eligible Individual in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan.  All shares of Common Stock underlying Awards that are forfeited or canceled revert to the Company.

18.2.

Employment.  The Plan will not constitute a contract of employment, and adoption of the Plan will not confer upon any employee any right to continued employment, nor will it interfere in any way with the right of the Company or an Affiliate to terminate at any time the employment of any employee or the membership of any director on a board of directors or any consulting arrangement with any Eligible Individual.

18.3.

Tax Withholding Obligations.  No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant will pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount.  Unless otherwise determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement; provided, that not more than the legally required minimum withholding may be settled with Common Stock.  The obligations of the Company under the Plan will be conditional on such payment or arrangements, and the Company and its Affiliates will, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.  The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

18.4.

Beneficiaries.  The Committee will establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant’s death are to be paid or by whom any rights of the Participant, after the Participant’s death, may be exercised.

18.5.

Governing Law.  The Plan and all Awards made and actions taken thereunder will be governed by and construed in accordance with the laws of the State of Colorado, without reference to principles of conflict of laws.  Notwithstanding anything herein to the contrary, in the event an Award is granted to Eligible Individual who is employed or providing services outside the United States and who is not compensated from a payroll maintained in the United States, the Committee may modify the provisions of the Plan and/or any such Award as they pertain to such individual to comply with and account for the tax and accounting rules of the applicable foreign law so as to maintain the benefit intended to be provided to such Participant under the Award.

18.6.

Nontransferability.  Except as otherwise provided in Section 9 Stock Options and Section 10 Stock Appreciation Rights, or by the Committee, Awards under the Plan are not transferable except by will or by laws of descent and distribution.

18.7.

Severability.  Wherever possible, each provision of the Plan and of each Award and of each Notice will be interpreted in such a manner as to be effective and valid under applicable law.  If any provision of the Plan, any Award or any Notice is found to be prohibited by or invalid under applicable law, then (a) such provision will be deemed amended to and to have contained from the outset such language as will be necessary to accomplish the objectives of the provision as originally written to the fullest extent permitted by law; and (b) all other provisions of the Plan and any Award will remain in full force and effect.

18.8.

Strict Construction.  No rule of strict construction will be applied against the Company, the Committee or any other person in the interpretation of the terms of the Plan, any Award, any Notice, any other agreement or any rule or procedure established by the Committee.

18.9.

Shareholder Rights.  Except as otherwise provided herein, no Participant will have dividend, voting or other shareholder rights by reason of a grant of an Award or a settlement of an Award in cash.

SECTION 19.

EXECUTION; ADOPTION CONTINGENT ON SHAREHOLDER APPROVAL

To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same; provided, however, that the Plan shall not be deemed to have been adopted or to have been put into effect by the Company except when, as and if approved by the Shareholders of the Company, on the Effective Date.

GEORESOURCES, INC.

By:_________________________________

     Jeffrey P. Vickers, Chief Executive Officer

B-2